As filed with the Securities and Exchange Commission on April 30, 2024

File No. 033-23251

811-04721

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 44	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 70	☒
(Check appropriate box or boxes.)

Nassau Life Variable Universal Life Account

(Exact Name of Registrant)

Nassau Life Insurance Company

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(860) 403-5000

(Depositor’s Telephone Number, including Area Code)

Kostas Cheliotis, Esq.

Nassau Life Insurance Company

One American Row

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2024 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If	appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

[Version B]

Flex Edge Success®

Joint Edge®

Nassau Life Variable Universal Life Account

Issued by: Nassau Life Insurance Company

PROSPECTUS	May 1, 2024

This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account, (collectively, “Guaranteed Interest Accounts”) and/or one or more of the investment options of the Nassau Life Variable Universal Life Account (“Separate Account”). The investment options purchase, at net asset value, shares of the mutual funds listed in Appendix A: Investment Options Available Under The Policy. We no longer make new sales of this policy.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or have they passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested.

For general information, you may send an email request to customer_contact_center@nfg.com.

1

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GLOSSARY OF SPECIAL TERMS

The following is a list of terms and their meanings when used in this prospectus.

Administrative Office: The office set forth on the cover page of this prospectus.

Attained age: The age of the insured on the birthday nearest the most recent policy anniversary.

Cash surrender value: The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758572, Topeka, Kansas 66675-8572. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 572, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30am – 6:00pm EST and the fax number is 1-785-368-1386.

Death benefit option: Each death benefit option reflects the unique way that the death benefit amount under the option is determined. The Flex Edge Success policy has two death benefit options, and the Joint Edge policy has three death benefit options.

Debt: Unpaid policy loans with accrued interest.

Due proof of death: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

In force: The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.

In writing (written notice, written request): Is a written form signed by you, satisfactory to us and received by us.

Investment Options: The accounts within our Separate Account to which nonloaned assets under the policy are allocated (which also may be referred to in this prospectus as the “variable investment options”).

Monthly calculation day: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

Nassau Life (our, us, we, company): Nassau Life Insurance Company.

Net amount at risk: On a monthly calculation day it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.

Payment date: The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.

Policy anniversary: The anniversary of the policy date.

Policy date: The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.

Policy month: The period from one monthly calculation date up to, but not including, the next monthly calculation date.

Policy value: The sum of your policy’s share in the value of each investment option plus the value of your policy allocated to the Guaranteed Interest Account.

Policy year: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

Separate Account: Nassau Life Variable Universal Life Account.

Unit: A standard of measurement used to determine the share of this policy in the value of each investment option of the Separate Account.

Valuation Date: A valuation date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.

Valuation Period: The period in days from the end of one valuation date through the next valuation date.

You (your): The owner of this policy at the time an owner’s right is exercised.

Important Information You Should Consider About the Policy

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

The maximum surrender charge that you can pay while you own the policy is equal to 0.50% of the policy face amount plus 28.50% of premiums paid for single life policies. For multiple life policies, the maximum surrender charge is 30.00% of premiums paid. The surrender charge begins to decrease after five policy years, and becomes zero after ten policy years.

For example, for a single life policy with a $100,000 face amount and $20,000 in premiums paid, the maximum full surrender charge would be $500 + $5700, or $6200.

Fee Tables; Charges and Deductions
Transaction Charges

In addition to the full surrender charge, you also may be charged for other transactions. Specifically:

Partial Surrender Charge. Deducted from the policy value upon a partial surrender of the policy. This charge is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. A similar partial surrender charge also is deducted from policy value upon a decrease in face amount.

Partial Surrender Fee. A charge in addition to the partial surrender charge, equal to a percentage of the partial surrender amount.

Issue Expense Charge And Face Amount Increase. This charge, designed to recoup our policy issuance expenses, is deducted on each of the first 12 monthly calculation days after policy issue or face amount increase (1/12th of the total amount on each such day).

Premium Tax Charge. Deducted from each premium payment you make.

Federal Tax Charge. Deducted from each premium payment you make.

Transfer Charge. At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.

Fee Tables; Charges and Deductions

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy, the administrative charge, the mortality and expense risk charge, and the cost of optional benefits available under the policy. Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the policy specifications page of your policy for the rates applicable to your policy.			Fee Tables; Charges and Deductions

You will also bear expenses associated with the underlying funds under the policy, as shown in the following table

	ANNUAL FEE	MIN.	MAX.
	Investment options (underlying fund fees and expenses)*	0.27%	5.13%
* As a percentage of underlying fund assets. Fee amounts are as of December 31, 2023, and can vary from year to year.

RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the policy.			Principal Risks of Investment in the Policy
Not a Short-Term Investment

•   A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   We may apply a surrender charge with respect to any surrender you make from the policy.

•   A surrender may also reduce your policy’s face amount and may have adverse tax consequences.

•   You can avoid surrender charges and such possible adverse tax consequences by holding your policy for the long-term and minimizing surrenders.

•   Tax deferral generally is more beneficial to investors with a long time horizon.

Principal Risks of Investment in the Policy; Charges and Deductions; Federal Income Tax Considerations

RISKS		LOCATION IN PROSPECTUS
Risks Associated with Investment Options

•   An investment in this policy is subject to the risk of poor investment performance of the funds you choose, which performance can vary among the funds.

•   Each fund (as well as the GIA) has its own unique risks.

•   You should review the investment options before making an investment decision.

Principal Risks of Investment in the Policy; The Guaranteed Interest Accounts; Appendix A: Investment Options Available Under the Policy
Insurance Company Risks	Any obligations, guarantees, and benefits of the policy are subject to the claims-paying ability of Nassau Life. If Nassau Life experiences financial distress, it may not be able to meet its obligations to you. More information about Nassau Life, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171	Nassau Life Insurance Company
Contract Lapse	Your policy will remain in force only as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, surrenders, and unpaid loans or loan interest. To prevent your policy from lapsing, you must during the grace period pay an amount equal to three times the required monthly deduction plus any other amount due. The death benefit will not be paid if the policy has lapsed.	Lapse and Reinstatement

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

If you choose to participate in an asset allocation program or strategic program, the assets you have dedicated to the program will be limited by the terms of the program.

We do not permit transfers of less than $500 unless either (a) the entire balance in the investment option or the Guaranteed Interest Account is being transferred or (b) the transfer is part of a Systematic Transfer Program.

Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in this Prospectus.

Additional Programs – Asset Allocation and Strategic Programs ; Transfer of Policy Value; Nassau Life Insurance Company

RESTRICTIONS		LOCATION IN PROSPECTUS

We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable fund.

Nassau Life reserves the right to remove or substitute funds as investment options that are available under the policy.
Optional Benefits	We offer several optional riders under the policy. The insurance features added by these riders include waiver of premium in the event of total disability and payment of an additional death benefit in the event of accidental death.	Optional Insurance Benefits

TAXES		LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

•   If you purchase the policy through a qualified retirement plan or individual retirement account, you do not receive any additional tax deferral.

•   Any gain on your policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59 1/2.

Federal Income Tax Considerations

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, we do not make new sales of the policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the policy to you. We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). Nassau Life may also pay for sales and distribution expenses out of any payments we or the principal underwriter of the contracts may receive from the funds for providing administrative, marketing and other support and services to the funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Principal Underwriter

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
The presence of these forms of compensation can influence a registered representative to recommend the policy over another investment.
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer you this policy in place of another policy you currently own. Similarly, some investment professionals may have a financial incentive to offer you a new policy to replace this policy. You should only exchange your current policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase this policy rather than continue to own your existing policy. Currently, we do not offer this policy for new sales, and thus would not offer this policy in connection with such a replacement transaction.	Principal Underwriter

Overview Of The Policy

In this prospectus, we discuss Flex Edge Success and Joint Edge, which are forms of the same base variable life insurance policy. Flex Edge Success and Joint Edge differ primarily with respect to their death benefit options, and may be referred to together in this prospectus as the “policy.”

Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the policy is best suited for those with a long investment horizon. Although you have the ability to make partial surrenders and/or fully surrender the policy at any time, the policy should not be viewed as a highly liquid investment. In that regard, surrenders taken in the near term can result in you being assessed a surrender charge, which can be a significant amount. Failure to hold the policy for the long-term also would mean that you lose the opportunity for the performance of your chosen investment options to grow on a tax-deferred basis. Thus, the policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the policy and has a long investment horizon. The policy is not intended for those who intend to engage in frequent trading among the investment options within the separate account.

The policy is a flexible premium policy, under which you have flexibility in terms of the amount and timing of the premium payments you make. The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse. You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your insurance and financial needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under death benefit option 1.

Death Benefits

The policy is, first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy.

Flex Edge Success. With respect to Flex Edge Success, when you applied for this policy you could choose from among these death benefit options:

•	Death Benefit Option 1 is equal to the greater of the policy’s face amount, or the minimum death benefit

•	Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit Death benefit option 1 applies if you do not choose an option.

The minimum death benefit is equal to the policy value, increased by a percentage taken from a table in the policy based on the policy year and the insured person’s age.

Joint Edge. With respect to Joint Edge, when you applied for this policy, you could choose from among these death benefit options:

Option A - Level. The death benefit amount is equal to the greater of the face amount of the policy and the minimum death benefit. The minimum death benefit equals the policy value multiplied by the applicable corridor factor (the factor set forth in your policy).

Option B - Increasing. The death benefit amount is equal to the greater of (a) the policy face amount plus the policy value and (b) the minimum death benefit. The minimum death benefit equals the policy value multiplied by the applicable corridor factor (the factor set forth in your policy).

Option C – Return of Premium. The death benefit amount is equal to the greater of (a) the policy face amount plus the Option C increase amount and (b) the minimum death benefit. The minimum death benefit equals the policy value multiplied by the applicable corridor factor (the factor set forth in your policy). The Option C increase amount is equal to gross premiums minus net withdrawals, is subject to a maximum and is not less than zero. See the Death Benefit section below for additional details.

For Joint Edge, death benefit Option A applies if you do not choose an option.

Also available is the death benefit protection rider, an additional insurance option that you may purchase by paying specified premiums.

Loans and Partial Surrenders

Generally, you may take loans against 90% of the policy’s cash surrender value, subject to certain conditions.

You may partially surrender any part of the policy at any time. A partial surrender fee will apply and a separate surrender charge may also be imposed. Partial surrenders and loans negatively affect the policy value and can increase the risk that the policy will lapse.

Partial surrenders may reduce the face amount of the policy. Additionally, each of these transactions has costs associated with them. You may fully surrender this policy any time for its cash surrender value. A surrender charge may be imposed.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Investment Choices

You may select from one or more investment options and the Guaranteed Interest Accounts. Each investment option invests directly in a professionally managed fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes.

Additional information about each underlying fund offered within the separate account is provided in Appendix A to this prospectus, entitled “Investment Options Available Under the Policy.”

Asset Allocation and Strategic Programs

You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs.”

Optional Insurance Benefits

The following benefits may be available to you by rider:

•	Single Life Policies

•	Disability Waiver of Specified Premium

•	Accidental Death Benefit

•	Death Benefit Protection

•	Whole Life Exchange Option (not available after January 27, 2003)

•	Purchase Protection Plan

•	Living Benefits

•	Cash Value Accumulation

•	Child Term

•	Family Term

•	Business Term

•	Multiple Life Policies

•	Disability Benefit

•	Survivor Purchase Option

•	Term Insurance

•	Policy Exchange Option

Availability of these riders depends upon state approval and may involve extra cost.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer cash value between investment options

Transaction Fees

Charge	When Charge Is Deducted	Amount Deducted
Premium Tax Charge	Upon payment.	2.25% of each premium for single life policies. Multiple life policies will be assessed the actual premium tax incurred, currently ranging up to 4% of premiums paid.
Federal Tax Charge	Upon payment.	1.50% of each premium for single life policies. No charge applies to multiple life policies.
Issue Expense Charge and Face Amount Increase	1/12th of the fee is deducted on each of the first 12 monthly calculation days[1] after policy issue or face amount increase.	The maximum charge is $600 for single life policies and $150[2] for multiple life policies.
Surrender Charge[3]	Upon full surrender or lapse.	Maximum is 0.50% of policy face amount plus 28.50% of premiums paid for single life policies. Maximum is 30.00% of premiums paid for multiple life policies.
Partial Surrender Charge	Upon partial surrender or a decrease in the policy face amount.

For a partial surrender:

The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.

For a decrease in face amount:

The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.

Partial Surrender Fee	Upon partial surrender.	2.00% of surrender amount up to a maximum of $25.
Transfer Charge	Upon transfer.	At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.

[1]

The monthly calculation day occurs on same day as the policy date (the date from which policy years and anniversaries are measured) or if that date does not fall in any given month, it will be the last day of the month.

[2]	The Issue Expense Charge is $50 per month for the first 12 policy months for single life policies and $12.50 per month for the first 12 policy months for multiple life policies.
[3]

The surrender charge begins to decrease after five policy years, and becomes zero after ten policy years. We will provide your surrender charges before we issue your policy. We describe this charge in more detail in the “Charges and Deductions” section.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including underlying fund fees and expenses.

Periodic Charges Other than Annual Underlying Fund Expenses

Charge	When Charge Is Deducted	Amount Deducted
Base Policy Charge
Cost of Insurance[1]	On each monthly calculation day.
Minimum and Maximum Charges		$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
Example for a male age 30 in the nonsmoker preferred class and female age 30 in the nonsmoker preferred class.		We would charge $0.1170 per $1,000 of amount at risk[2] per month. We will increase this charge as they age.
Administrative Charge	On each monthly calculation day.	$10 per month.
Mortality and Expense Risk Charge[3]	Daily	0.80% on an annual basis, of investments in the investment options.
Other Tax Charges	When we become liable for taxes.	We currently do not charge for taxes, however we reserve the right to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of investment option values.
Loan Interest Rate Charged[4]	Interest accrues daily and is due on each policy anniversary. If not paid on that date, we will treat the accrued interest as another loan against the policy.	The maximum net cost to the policy value is 2.00% of the loan balance on an annual basis.
Optional Insurance Benefits – Single Life Policies
Death Benefit Protection Rider	On each monthly calculation day.	$0.01 per $1,000 of face amount per month.
Purchase Protection Plan Rider[5]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.05 - $0.17 per unit[6] purchased per month.
Example for a male age 34 in the nonsmoker premium class.		$0.1586 per unit[6] purchased per month.
Disability Waiver of Specified Premium Rider[5]	On each monthly calculation day.
Minimum and Maximum		$0.1899 - $0.636 per $100 of premium waived per month.

Charge	When Charge Is Deducted	Amount Deducted
Example for a male age 35 in the nonsmoker premium class.		$0.2358 per $100 of premium waived per month.
Accidental Death Benefit Rider[5]	On each monthly calculation day.
Minimum and Maximum		$0.0647 - $0.273 per $1,000 of rider amount per month.
Example for a male age 36 in the nonsmoker premium class.		$0.07226 per $1,000 of rider amount per month.
Living Benefits Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Whole Life Exchange Option Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Child Term Rider[7]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.05 - $0.40 per $1,000 of rider face amount.
Example for a male child age 10.		$0.0608 per $1,000 of rider face amount.
Family Term Rider[7]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.07 - $6.39 per $1,000 of rider face amount.
Example for a male age 37 in the nonsmoker premium class.		$0.1567 per $1,000 of rider face amount.
Business Term Rider[7]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.07 - $83.33 per $1,000 of rider face amount.
Example for a male age 36 in the nonsmoker premium class.		$0.78 per $1,000 of rider face amount.
Optional Insurance Benefits – Multiple Life Policies
Survivor Purchase Option Rider[7]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.001 - $0.87 per $1,000 of rider face amount per month.
Example for two 45 year old male nonsmokers.		We would charge $0.045 per $1,000 of face amount per month.
Disability Benefit and Waiver Rider[7]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.0007 - $0.22 per $1,000 of net amount at risk per month.

Charge	When Charge Is Deducted	Amount Deducted
Example for a 35 year old male nonsmoker.		We would charge $0.02358 per $1,000 of net amount at risk per month.
Term Insurance Rider[7]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.0001 - $83.33 per $1,000 of rider face amount per month.
Example for a 37 year old male nonsmoker.		We would charge $0.1029 per $1,000 of face amount per month.
Policy Exchange Option Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits”.

1

Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount of the policy. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.

2	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
3

We do not deduct this charge from investments in the Guaranteed Interest Account. We currently reduce this charge to 0.25% in policy years 16+ for single life policies and multiple life policies issued on or after July 16, 2004. Because the mortality and expense risk charge is the only charge assessed daily against the assets of the separate account, the Base Policy Charge, as set forth above, consists only of the mortality and expense risk charge.

4

The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. For certain policy classes, the net cost to the policy can be as low as 1.00% on an annual basis. We can vary the amount of these charges with respect to specific policies that we issue. For more information see “Charges and Deductions” and “Loans.”

5	This charge for this rider depends on age, gender and risk classification at issue, but will not increase with age.
6

Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.

7	This charge will vary according to age, gender and risk classification. Charges will generally increase with age.

The next table shows the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the policy. A complete list of underlying funds available under the policy, including their annual expenses, may be found at the back of this document in Appendix A.

ANNUAL UNDERLYING FUND EXPENSES

	Minimum	Maximum
Annual Underlying Fund Expenses (expenses that are deducted from underlying fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.27%	5.13%

Annual underlying fund expenses listed are for the year ended 12/31/23, and will vary from year to year. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

Principal Risks of Investment in the Policy

There are risks associated with investing in the policy.

Specific risks are as follows:

Investment Risk. If you invest your policy value in one or more subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value, which can significantly reduce your policy value. During times of poor investment performance, this deduction will have an even greater relative impact on your policy value. You could lose everything you invest and your policy could lapse without value, unless you pay sufficient additional premiums. If you allocate premium payments to the Guaranteed Interest Accounts, then we credit your policy value with a declared rate of interest. You assume the risk that the rate may decrease.

Risk of Loss. You can lose money by investing in this policy, including your principal investment and previous earnings. Interests in the policy and shares of the underlying mutual funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Short-Term Investment Risk. The policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The policy may be inappropriate for you if you do not have the financial ability to keep it in force for a substantial period of time. You should consider that surrender charges may apply during the first 10 policy years, and that a partial surrender charge is deducted from policy value upon a decrease in face amount. A surrender charge could significantly reduce the cash surrender value of your policy. It is possible that you could receive nothing if you surrender your policy, especially in the early policy years. You should also consider that tax deferral is generally more beneficial to investors with a long time horizon.

Fund Option (Subaccount) Risk. Amounts that you allocate to the underlying mutual fund options (i.e., the variable investment options) are subject to the risk of poor investment performance. Generally, if the variable investment options you select make money, your policy value goes up. If they lose money, your policy value goes down. You bear the entire investment risk. Each variable investment option’s performance depends on the performance of its corresponding underlying fund. Each fund has its own investment risks, and you are exposed to a fund’s investment risks when you invest in the corresponding variable investment option. Even a variable investment option investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the variable investment option level. We do not promise that the funds will meet their investment objectives.

Risk of Lapse. Your policy will lapse without value if you fail to pay sufficient premiums. Death benefits will not be paid if the policy has lapsed. Insufficient premium payments, fees and expenses, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the policy to lapse. If on any monthly calculation day the cash surrender value is less than the required monthly deduction, a grace period of 61 days will be allowed. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. Generally, if your policy lapses, it may not be reinstated.

Surrender and Withdrawal Risk. You should carefully consider the risks associated with a surrender or partial withdrawal. A full surrender terminates the policy and all of its benefits and may be subject to substantial surrender charges. You may withdraw a portion of your cash surrender value provided there is sufficient remaining cash surrender value. However, withdrawals (also called partial surrenders) are subject to surrender charges and withdrawal processing fees and increase the risk of lapse (because they reduce your cash surrender value), and may reduce your policy’s death benefit. Surrenders and withdrawals may have tax negative consequences.

Transfer Risk. Transfers or deposits to the Guaranteed Interest Accounts are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in this prospectus. Because of these restrictions on transferring out of GIA, you should realize that policy value you have allocated to GIA can be required to be kept there for an extended period of time. We reserve the right to reject or restrict transfers if an underlying mutual fund or we determine the transfers reflect disruptive trading. Minimum balance and minimum transfer limits apply. Thus, ownership of the policy involves certain restrictions on your ability to make transfers.

Face Amount Increase Risk. Face amount increases will increase the potential surrender charges under the policy.

Loan Risk. An outstanding policy loan will reduce the value of your policy and your death benefit and will increase your risk of lapse. A policy loan negatively impacts the value of your policy because the amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account. The amount held as collateral for the loan in the Guaranteed Interest Account will be credited with a specified minimum interest rate, but will not receive any higher current interest rate that might otherwise be credited. A policy loan negatively impacts your death benefit because we reduce the amount we pay on death by any outstanding loan amount. A policy loan increases the risk of lapse because a loan and loan interest reduce your cash surrender value, and your policy will lapse if your cash surrender value is insufficient to cover the policy’s monthly deduction or amounts due on an outstanding loan. A loan may have negative tax consequences. If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

We guarantee that we will credit interest to amounts allocated to the Guaranteed Interest Account in connection with a loan. Subject to minimum guaranteed effective annual interest rates, we determine interest rates in our sole discretion. You assume the risk that an interest rate may not exceed the minimum guaranteed effective annual interest rate.

Tax Risk. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on the basis of a standard rate class should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

There is less guidance with respect to policies issued on a substandard basis (i.e., a rate class involving a higher than standard mortality risk), and it is not clear whether such a policy would in all cases satisfy the applicable requirements, particularly if the owner pays the full amount of premiums permitted under the policy. Assuming that a policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of policy value under a policy until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.

In general, depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 59 1⁄2. If the policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional income tax. We will monitor policies and will attempt to notify an owner on a timely basis if his or her policy is in jeopardy of becoming a MEC.

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59 1/2 a tax penalty may apply. In addition, even if the policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains.

See “Federal Income Tax Considerations”. You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Risk of Increase in Current Fees and Charges. Certain fees and charges are currently assessed at less than their maximum levels. We may increase these current charges in the future, up to their guaranteed maximum levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the policy in force and avoid lapse.

Financial Strength and Claims-Paying Ability Risk. All guarantees under the policy that are paid from our general account, including amounts allocated to the Guaranteed Interest Accounts, are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

Cyber Security and Business Continuity Risks. Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

Nassau Life Insurance Company

Nassau Life, with its home office at One American Row, Hartford, Connecticut 06102, is a stock life insurance company organized under the laws of the State of New York. Nassau Life is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of Nassau Life is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

Nassau Life is part of Nassau Financial Group L.P. (the “Nassau Group”). Nassau Life has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of Nassau Life include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the policies, and the Nassau Companies of New York, which will provide administrative services for the policies.

You should send any transaction request (e.g., premium payments) to our Customer Service Office (see the Glossary for the address). Transaction requests received in good order (i.e., in form and substance acceptable to us) at that address on a given Valuation Date are priced based on the unit value as of the end of that Valuation Date. Transaction requests received in good order on a day other than a Valuation Date are priced based on the unit values in effect as of the end of the next Valuation Date. To meet our requirements for processing transactions, we may require that you use our forms.

Obligations under the policies are obligations of Nassau Life. You may make contributions to the Guaranteed Interest Accounts or “GIAs” which are supported by the assets in Nassau Life’s general account. Such contributions are not invested in the Separate Account. The GIAs are part of our general account (the “General Account”). The General Account supports all insurance and annuity obligations of Nassau Life and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. Obligations under the General Account are subject to Nassau Life’s claims-paying ability and financial strength. For more complete information, see the “Guaranteed Interest Accounts” section below.

Policy Guarantees

Any guarantee under the policy, such as interest credited to the GIA or any guarantee provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to policy owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks.

Nassau Life Variable Universal Life Account

Phoenix Life Insurance Company (which was renamed Nassau Life Insurance Company in 2018) established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is now named the Nassau Life Variable Universal Life Account. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company. Any guarantee under the policy where the amount of the guarantee exceeds the policy value, such as potentially payment of a death benefit, payment under an optional rider, or payment of interest credited to the GIA is subject to our claims-paying ability and financial strength.

The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options”. There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Variable Investment Options” for more information about the funds.

Nassau Life does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Nassau Life Insurance Company is obligated to pay all amounts contractually owed under the policies.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.

We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.

Performance History

We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.

Valuation Date

A valuation date is every day the NYSE is open for trading and Nassau Life is open for business. However, transaction processing may be postponed for the following reasons:

1.	the NYSE is closed other than customary weekend and holiday closings;

2.	trading on the NYSE, as determined by the SEC, is restricted;

3.

an emergency, as determined by the SEC, exists, as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; or

4.	the SEC may by order permit for the protection of security holders.

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:

1)	the election or removal of the fund’s Trustees;

2)	the ratification of the independent accountants for the fund;

3)	approval or amendment of investment advisory agreements;

4)	a change in fundamental policies or restrictions of the fund; and

5)	any other matters requiring a shareholder vote.

You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.

The Variable Investment Options

You choose the variable investment options to which you allocate your purchase payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying funds. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

The underlying funds offered through this product were selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, recommendations of fund families or distributors, and/or the capability and qualification of each sponsoring investment firm. Another factor the Company considered was whether the underlying fund or an affiliate of the underlying fund would compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. The types of compensation paid to the Company by an underlying fund and/or its affiliate are discussed further in the section immediately below entitled “Administrative, Marketing and Support Service Fees”.

The Company periodically reviews the selection of underlying funds offered through this product based on various criteria, including (but not limited to) the criteria described above. Upon review, the Company may add new underlying funds or, subject to applicable law, remove underlying funds. The Company may also restrict allocation of additional premium payments or transfers to an underlying fund if the Company determines the underlying fund no longer meets one or more criteria and/or if the underlying fund has not attracted significant contract owner assets. The Company’s decision whether to add, remove, or restrict an underlying fund may be influenced by whether, and the extent to which, the underlying fund makes payments to the Company.

In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.

Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.

Information regarding each underlying fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix to this prospectus. Each underlying fund has issued a prospectus that contains more detailed information about the fund. You can obtain this information at no cost by calling 1-800-541-0171 or by going to our website at https://dfinview.com/Nassau-PHL/TAHD/NAS000003. You can also send an email request to\ customer_contact_center@nfg.com.

Administrative, Marketing and Support Service Fees

The Company and/or the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and/or the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting variable policy owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of variable policy owners); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

The Guaranteed Interest Accounts

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long- term Guaranteed Interest Accounts. Amounts you allocate to the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our General Account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.

The Long-term Guaranteed Interest Account has more restrictive transfer options out of the General Account than the Guaranteed Interest Account so that longer term investments can be made.

We reserve the right to limit total deposits to the Guaranteed Interest Accounts to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Accounts at any time. In general, you may make only one transfer per year from the Guaranteed Interest Accounts. Transfers from the Guaranteed Interest Accounts may also be subject to other rules as described in this prospectus.

We have not registered interests in our General Account under the Securities Act of 1933, nor have we registered our General Account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the General Account nor any of its interests are subject to these Acts. These disclosures may be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The features specific to each type of Guaranteed Interest Account are detailed below.

Guaranteed Interest Account

We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:

• First Year:	25% of the total value

• Second Year:	33% of remaining value

• Third Year:	50% of remaining value

• Fourth Year:	100% of remaining value

Long-term Guaranteed Interest Account

This investment option is only available to Joint Edge policies issued on or after July 1, 2004. This investment option is not available for Flex Edge Success policies. The amount that can be transferred out is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.

We reserve the right to limit transfers and cumulative premium payments to $1,000,000 over a 12-month period.

Charges and Deductions

General

Charges are deducted in connection with the policy to compensate us for:

•	our expenses in selling the policy;

•	underwriting and issuing the policy;

•	premium and federal taxes incurred on premiums received;

•	providing the insurance benefits set forth in the policy; and

•	assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

•	issue expense charge; and/or

•	surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Nassau Life tries to pass these savings on to the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

Charges Deducted from Premium Payments

Premium Tax Charge

Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.5% to 3.5% of premiums paid. Moreover, certain municipalities also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Single life policies will be assessed a tax charge equal to 2.25% of the premiums paid. Multiple life policies will be assessed the actual premium tax incurred. These charges are deducted from each premium payment.

Federal Tax Charge

A charge equal to 1.50% of each premium will be deducted from each premium payment on a single life policy to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs. There is no Federal Tax charge on multiple life policies.

Periodic Charges

Monthly Charges

We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among investment options and the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed

Interest Account (the Long-term Guaranteed Interest Account is not available for Flex Edge Success. It is only available for Joint Edge policies issued after 07/01/2004) based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to an investment option or the non-loaned portion of the Guaranteed Interest Account is less than the amount to be deducted, unless we agree otherwise, we will proportionally increase the deduction from the other investment options or Guaranteed Interest Account.

•

Administrative Charge. This charge covers the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.

•

Cost of Insurance. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. We generally base our rates on the insured person’s gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

•

Issue Expense Charge. This charge helps us pay the underwriting and start-up expenses we incur when we issue the policy. There is an issue expense charge generally equal to $1.50 per $1,000 of base face amount with a $600 maximum. One twelfth of the charge is deducted on each monthly calculation day, for the first policy year. For single life policies we charge $1.50 per $1,000 of initial face amount to a maximum of $600. For multiple life policies we charge $150. We can vary the amount of these charges with respect to specific policies that we issue.

You will incur a new issue expense charge if you increase your policy’s face amount. We will assess the new charge only on the amount of the increase.

•

Cost of Optional Insurance Benefits. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

Certain riders are available at no charge:

•

Living Benefits Rider (for single life policies). This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.

•	Cash Value Accumulation Rider (for single life policies). You must elect this rider before we issue your policy. The rider generally allows you to pay more premium than would otherwise be permitted.

•

Whole Life Exchange Option Rider (for single life policies). This rider permits you to exchange a Policy for a fixed benefit whole life policy at the later of age 65 and Policy Year 15. This Rider is no longer available.

•	Policy Exchange Option Rider (for multiple life policies). This rider provides for the exchange of the multiple life policy for single life policies.

We charge for providing benefits under the following riders:

•

Disability Waiver of Specified Premium Rider (for single life policies) charges will depend on the age and gender of the person we insure, and the amount of premium waived. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age five through 60 under this rider and terminate the rider when the insured person reaches age 65.

•	Accidental Death Benefit Rider (for single life policies) charges vary based on age, sex, and amount of additional death benefit.

•

Purchase Protection Plan Rider (for single life policies) charges vary based on age. The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37.

•

Child Term Rider charges (for single life policies) depend on the child’s age and gender, and the Rider’s face amount. This rider is available for children up to age 17, and will terminate when the child reaches age 25.

•

Family Term Rider (for single life policies) charges vary based on the age(s), gender(s), smoker classification(s) of the family members and with the Rider’ face amount. This rider is available for family members of the person insured under the policy who are between the ages of 18 and 60, and will terminate when the family member reaches age 70.

•	Business Term Rider (for single life policies) charges vary based on age(s), gender(s), smoker classification(s), and table rating (s), and the Rider’s face amount.

•	Death Benefit Protection Rider (for single life policies) charge is based upon the face amount.

•	Disability Benefit Rider (for multiple life policies) charge is based on the age(s), gender(s), smoker classification(s), specified amount and the number of insureds.

•	Survivor Purchase Option Rider (for multiple life policies) charge is based upon the face amount of the policy.

•	Term Insurance Rider (for multiple life policies) based on the age(s), gender(s), smoker classifications of the persons insureds.

Daily Charges

We deduct a percentage each business day from every investment option. This deduction is reflected in each investment option’s daily value.

•

Mortality and Expense Risk Charge. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

Current Mortality and Expense Risk Charge:

Single Life Policies and Multiple Life Policies (issued on or after July 16, 2004):

• Policy years one through 15:	.80% annually;

• Policy years 16 and after:	.25% annually.

Multiple Life Policies (issued prior to July 16, 2004):

• For all policy years:	.80% annually.

•

Loan Interest Charged. We charge your policy for outstanding loans. The interest rates illustrated in the tables below are representative of what we might charge, but note that we can vary the amount of these rates with respect to specific policies that we issue. As shown, the rate we charge your policy is higher than the rate we credit your account value. These rates apply until the person insured reaches age 65; the rates for years 16 and after apply after attained age 65.

Single Life Policies

• Policy years 1-10 (or insured’s age 65 if earlier):	4%

• Policy years 11-15:	3%

• Policy years 16 and thereafter:	2 1/2%

Single Life policies – New York and New Jersey only

• Policy years 1-10 (for insured’s age 65 if earlier):	6%

• Policy years 11-15:	5%

• Policy years 16 and thereafter:	4 1/2%

Multiple Life Policies

• Policy years 1-10:	8%

• Policy years 11 and thereafter:	7%

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

Conditional Charges

These are other charges that are imposed only if certain events occur.

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Surrender Charge. During the first ten policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid from the policy value only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period.

During the first ten policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or allow the policy to lapse. There is no Surrender charge after the 10th policy year. During the first two policy years on single life policies and during the first ten policy years on multiple life policies, the maximum surrender charge that a policyowner could pay while he or she owns the policy is the amount shown in the policy’s surrender charge schedule, or equal to either A plus B (as shown below), whichever is less. After the first two policy years on single life policies, the maximum surrender charge that a policyowner could pay is based on the amount shown in the policy’s surrender charge schedule.

A is equal to:

1)	28.5% of all premiums paid (up to and including the amount stated in the policy’s surrender charge schedule, which is calculated according to a formula contained in a SEC rule); plus

2)	8.5% of all premiums paid in excess of this amount but not greater than twice this amount; plus

3)	7.5% of all premiums paid in excess of twice this amount.

B is equal to $5 per $1,000 of initial face amount.

The following is the surrender charge schedule for a male age 35 in the nonsmoker classification at a face amount of $100,000.

Surrender Charge Schedule

Policy Month	Surrender Charge	Policy Month	Surrender Charge
1-60	$1307.54	86	$993.58
61	1295.46	87	981.50
62	1283.39	88	969.43
63	1271.31	89	957.35
64	1259.24	90	945.28
65	1247.16	91	933.20
66	1235.08	92	921.13
67	1223.01	93	909.05
68	1210.93	94	$896.97
69	1198.86	95	884.90
70	1186.78	96	872.82
71	1174.71	97	836.39
72	1162.63	98	799.95
73	1150.56	99	763.52
74	1138.48	100	727.09
75	1126.41	101	690.65
76	1114.33	102	654.22
77	1102.26	103	617.78
78	1090.18	104	581.35
79	1078.10	105	544.91
80	1066.03	106	508.48
81	1053.95	107	472.05
82	1041.88	108	$435.61
83	1029.80	109	399.18
84	1017.73	110	362.74
85	1005.65	111	326.31
112	$289.97	117	$107.70
113	253.44	118	71.27
114	217.01	119	34.83
115	180.57	120.00
116	144.14

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Partial Surrender Charge (face amount decrease). If less than all of the policy is surrendered, the amount withdrawn is a “partial surrender.” A charge is deducted from the policy value upon a partial surrender of the policy. This is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the investment options and the Guaranteed Interest Account in the same proportion as for the withdrawal.

A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

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Partial Surrender Fee. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

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Transfer Charge. Currently we do not charge for transfers between investment options, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. This charge, if implemented would be intended to recoup the cost of administering the transfer.

Other Tax Charges

Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.

Underlying Fund Charges

As compensation for investment management services to the underlying funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. We provide a table of these charges in on our website, at www.nfg.com. Minimum and maximum fees and expenses as a percentage of daily net assets charged by the funds are shown in the section entitled “Total Annual Fund Operating Expenses.”

These fund charges and other expenses are described more fully in the respective fund prospectuses.

The Policy

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that variable investment option by the unit value of the investment option on the payment date. The manner in which unit values are calculated is set forth in the Statement of Additional Information, which is available free of charge.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to our Customer Service Office. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

The Contract

The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Nassau can agree to change or waive any provisions of the policy.

Suicide

If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy’s date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

Incontestability

We cannot contest this policy or any attached rider after it has been in force during the insured’s (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.

Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

Misstatement of Age or Sex in the Application

If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

Contract Rights

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 75 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit.

If you are deceased, it will be paid to your estate.

Contract Limitations

Assignment

The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

Purchasing a Policy

We no longer make new sales of the policy. Thus, the discussion in this section regarding the procedures for making the initial purchase of a policy are those that applied to previous policy purchases, and are included here for reference purposes.

Underwriting Procedures

We base our rates on the insured person’s gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within five business days, in which case we will provide a policy refund, as outlined below.

Eligible Purchasers

Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest (as defined in state law) in that life and the prospective insured consents. A policy also can be purchased to cover from two to five lives under one policy, for any person up to age of 80, provided there is insurable interest in all covered lives. Under such a multiple life policy, the death benefit is paid upon the first death under the policy; the policy then terminates. Such a policy could be purchased on the lives of spouses, family members, business partners or other related groups. In certain situations, the purchaser may need to provide the insured(s) with written notice and consent concerning the coverage in order to satisfy the requirements of the applicable state laws and the Internal Revenue Code (“Code”), section 101.

Premium Payments

Each policy is a flexible premium, variable universal life policy, with a death benefit, cash surrender value and a loan privilege. The policy differs from a fixed benefit whole life policy because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Account. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. We will not apply your initial premium payment before we approve you for coverage. Unless provided for by separate document, if you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. The insured(s) must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. Subject to the limitations discussed in this section, the policy owner can change the planned premiums after providing written notice to our Customer Service Office. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to our Customer Service Office (see the Glossary for the contact information).

A number of factors concerning the person(s) you insure and the policy features you desire will affect our required issue premium. The person’s age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions on the valuation date we approve you for coverage assuming we have received your completed application in good order.

The policy will have a total premium limit determined by the Code Definition of Life Insurance and as shown on a schedule page to your policy. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. Such refund of excess premium will not be subject to a withdrawal charge. You may write to us and give us different instructions regarding the excess premium. The premium limit under the Code may be increased if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the definition of life insurance requirements of the Code.

We may delay the application of a subsequent premium payment if applying it would cause the policy to become a Modified Endowment Contract (MEC), as defined in the Code; see “Modified Endowment Contract” for more details on MECs. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.

For policies in which a material change has impacted the MEC testing procedure, if the material change date no longer coincides with the policy anniversary, the procedure described above for holding payments may not apply.

We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the money market investment option of the Separate Account. When your right to cancel expires we allocate the policy value among the investment options and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium tax charge before we apply them to your policy. Single life policies will also be reduced by a federal tax charge of 1.50%. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25.

Minimum Face Amount

The minimum initial face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Death Benefit,” “Requests for Increase in Face Amount,” and “Requests for Decrease in Face Amount” for more information.

Payment by Check

We may wait to credit your policy if you pay by check until your check has cleared your bank.

Automated Payments

You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue this service by contacting our Customer Service Office (see Glossary for address). We must receive notification of account changes at our Customer Service Office (see Glossary for address) at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days’ written notice to you.

Allocation of Premium

We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market Investment Option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market Investment Option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant’s allocation instructions in the application for insurance.

If we receive a premium payment without adequate instructions as to how the payment should be allocated, we seek such allocation instructions from the policy owner immediately. If such instructions are not provided, we return the payment.

Premium payments received by us will be reduced by applicable state premium tax charge and, for the single policies, by 1.50% for federal tax charges (if applicable). The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Nassau Life upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various investment options of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See “Transfer of Policy Value—Nonsystematic Transfers.”

Your Right to Cancel

State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.

The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:

•	the policy’s value on the date of cancellation; or

•	the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.

For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:

•	the current policy value less any debt; plus

•	any monthly deductions and other charges made under the policy.

For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

These policies are no longer offered for new sales. With respect to prior sales of the policy, we retained the right to decline to process an application within seven days of our receipt of the completed application for insurance, and then would return the premium paid.

General

Postponement of Payments

We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:

•	we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;

With respect to transactions involving the subaccounts, we may postpone payment if any of the following applies:

➣	the NYSE is closed other than customary weekend and holiday closings;

➣	trading on the NYSE, as determined by the SEC, is restricted;

➣

an emergency, as determined by the SEC, exists, as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; or

➣	the SEC may by order permit for the protection of security holders.

Transfers also may be postponed under these circumstances.

Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.

Optional Insurance Benefits

You may elect additional benefits under a policy, and you may cancel these benefits at any time. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

Single Life Policies

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Disability Waiver of Specified Premium Rider. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured’s 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. This rider is elected at issue.

•	Accidental Death Benefit Rider. An additional death benefit will be paid before the policy anniversary nearest the insured’s 75th birthday, if:

•	the insured dies from bodily injury that results from a covered accident; and

•	the insured dies no later than 90 days after injury.

We assess a monthly charge for this rider. This policy is elected at issue.

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Death Benefit Protection Rider. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

1)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 70th birthday or policy year 7;

2)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 80th birthday or policy year ten;

3)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 95th birthday.

Death benefit guarantee periods 1 or 2 may be extended provided that the policy’s cash surrender value is sufficient and you pay the new minimum required premium.

For policies issued in New York, two guarantee periods are available:

1)	The policy anniversary nearest the Insured’s 75th birthday or the 10th policy year; or

2)	The policy anniversary nearest the Insured’s 95th birthday.

•	Purchase Protection Plan Rider. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

•	Living Benefit Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000)

is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider. This rider is automatically attached to the policy at issue. However, the rider is not available with qualified plans.

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Cash Value Accumulation Rider. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider.

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Child Term Rider. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child’s 25th birthday.

We assess a monthly charge for this rider. This rider is elected at issue, at adoption, or at birth (child must be at least 14 days old).

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Family Term Rider. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured’s immediate family who are at least 18 years of age. The rider is fully convertible through age 70 for each insured to either a fixed benefit or variable policy. This policy is elected at issue.

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Business Term Rider. This rider provides annually renewable term insurance coverage to age 95 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed six times the initial base policy. This rider is available only for policies sold in the corporate-owned life insurance market, employer-sponsored life insurance market or other business-related life insurance market.

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Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

Multiple Lives Policies

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Disability Benefit Rider. In the case of disability of the insured, a specified monthly amount may be credited to the policy and the monthly deductions will be waived. A Disability Benefit rider may be provided on any or all eligible insureds. The specified amount selected must be the same for all who elect coverage. This rider is elected at issue.

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Survivor Purchase Option Rider. The survivor(s) may purchase a new Life Policy for a face amount equal to that of the original policy upon the first death. The new policy will be based upon attained age rates.

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Term Insurance Rider. The Term Insurance Rider enables the face amount of coverage on each life to be individually specified. A rider is available for each insured and the face amount of coverage under the rider may differ for each insured. Based upon the policyowner’s election at issue, the rider will provide coverage for all insureds to either age 70 or maturity of the policy. The termination age specified must be the same for all insureds. This rider is elected at issue.

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Policy Exchange Option Rider. The Multiple Life Policy may be exchanged for single life policies where the total face amount under the policies is no greater than that under the original policy. There is no charge for this rider. Exercise of this rider is a taxable event. For federal income tax purposes, where there is a change of insureds, it is treated as if the original policy was surrendered and a new policy acquired. Any gain in the policy at the time of the change of insureds is taxable to the policyholder at that time.

Death Benefit

Flex Edge Success

There are two death benefit options under Flex Edge Success, called Option 1 and Option 2. If no option is elected, Option 1 will apply.

The death benefit under Option 1 equals the policy’s face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy’s face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Please see the following, as a hypothetical illustration of how each death benefit amount is determined:

Option 1: For example, if the policy’s face amount on the date of the insured’s death were $200,000 and the minimum death benefit were $250,000 (i.e., the policy value of $125,000 on the date of the insured’s death, increased by a percentage of 100%, as determined from a table in the policy), then the death benefit under Option 1 would be $250,000.

Option 2: For example, if the policy’s face amount on the date of the insured’s death were $200,000 and the minimum death benefit were $250,000 (i.e., the policy value of $125,000 on the date of the insured’s death, increased by a percentage of 100%, as determined from a table in the policy), then the death benefit under Option 2 would be $325,000 ($200,000 + $125,000).

Joint Edge

There are three death benefit options under Joint Edge – designated as Option A, Option B, and Option C. The amount of each death benefit is determined as follows:

Option A - Level. The death benefit amount is equal to the greater of the face amount of the policy and the minimum death benefit.

Option B - Increasing. The death benefit amount is equal to the greater of (a) the policy face amount plus the policy value and (b) the minimum death benefit.

Option C – Return of Premium. The death benefit amount is equal to the greater of (a) the policy face amount plus the Option C increase amount and (b) the minimum death benefit. The Option C increase amount is equal to gross premiums minus net withdrawals, is subject to a maximum, and is not less than zero. The maximum Option C increase amount equals the lesser of (a) 250% of the policy face amount and (b) the amount that would make the total death benefit equal the Company’s reinsurance limits as follows:

Issue Ages	Standard Risk	125%-200% or Flat Extra
18-70	$35 million	$35 million
71-80	$35 million	$21 million
81-85**	$14 million	$8.75 million

**	by exception only

For purposes of the Option C increase amount calculation, “gross premiums” include regular paid premium, rollover (1035 exchange premium), and disability premiums including premiums paid by disability rider. If the policy face amount is reduced below the initial face amount because withdrawals have exceeded paid premiums, then the Option C increase amount may be reset to zero and subsequent paid premiums (net of subsequent withdrawals) will then increase the Option C increase amount.

Please see the following, as a hypothetical illustration of how each death benefit Option amount under Joint Edge is determined:

Option A: For example, if the policy’s face amount on the date of the insured’s death were $200,000 and the minimum death benefit were $250,000 (i.e., the policy value of $125,000 on the date of the insured’s death, increased by a percentage of 100%, as determined from a table in the policy), then the death benefit under Option A would be $250,000.

Option B: For example, if the policy’s face amount on the date of the insured’s death were $200,000 and the minimum death benefit were $250,000 (i.e., the policy value of $125,000 on the date of the insured’s death, increased by a percentage of 100%, as determined from a table in the policy), then the death benefit under Option B would be $325,000 ($200,000 + $125,000).

Option C: For example, if the policy’s face amount on the date of the insured’s death were $200,000, the Option C increase amount were $100,000, and the minimum death benefit were $250,000 (i.e, the policy value of $125,000 on the date of the insured’s death, increased by a percentage of 100%, as determined from a table in the policy), then the death benefit under Option C would be $300,000 ($200,000 + $100,000).

General Death Benefit Rules For Flex Edge Success and Joint Edge

Death benefit option changes are permitted starting in policy year 2. Only one death benefit option change is permitted each policy year. Option changes will become effective on the Monthly Calculation Day coincident with or next following the day the request is approved. We will not require evidence of insurability for Death Benefit Option changes.

With respect to Joint Edge only, the policy owner may change the death benefit option only as follows: (a) from Option A to Option B (b) from Option B to Option A or (c) from Option C to Option A only. Other death benefit option changes are not allowed. The death benefit amount is not changed by an option change. Therefore,

•	In an Option A to Option B change, the base face amount decreases by the policy value.

•	In an Option B to Option A change, the base face amount increases by the policy value.

•	In an Option C to Option A change, the base face amount increases by the death benefit Option C Increase Amount (described above).

Under either Flex Edge Success or Joint Edge, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured’s attained age at the beginning of the policy year in which the death occurs. Because the minimum death benefit is equal to the policy value on the date of death of the insured, the death benefit amount can be affected by factors impacting the policy value generally, such as the investment performance of the funds and the deduction of policy charges from the policy value.

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

Requests for Increase in Face Amount

Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. A typical charge for the increase is $1.50 per $1,000 of face amount increase requested, subject to a maximum of $600, but we may vary the charge amount with respect to specific policies we issue. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new Free Look Period (see “The Summary—Right to Cancel”) will be established for the amount of the increase. The maximum face amount is $29 million for Flex Edge Success and $25 million for Joint Edge.

Partial Surrender and Decreases in Face Amount: Effect on Death Benefit

A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the charge is related to a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is related to a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences. See “Federal Income Tax Considerations.”

Requests for Decrease in Face Amount

You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease). A decrease in the death benefit may have federal income tax consequences.

Other Benefits Available Under the Policy

In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations

Asset Allocation and Strategic Programs	Programs involving allocation of policy value to underlying funds designed to maximize returns and limit effects of market volatility for given level of risk tolerance	Standard	• May participate in only one program at a time • Programs may be discontinued or modified in the future

Asset Rebalancing Program	Automatically rebalances selected investment options to maintain original percentage allocations	Standard	• Cannot use while Dollar Cost Averaging Program in effect

Dollar Cost Averaging Program	You can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically	Standard	• You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
we will make transfers from the source account you designate to one or several of the available investment options and the Long-term Guaranteed Interest Account.

•   Dollar Cost Averaging Program is not available if you invest through a bank draft program. (The bank draft program allows the customer to make premium payments through a direct transfer of funds from a bank account)

•   Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect.

Death Benefit Protection Rider	Provides for a guaranteed amount of death benefit	Optional

•   Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must equal at least $50,000 and the minimum issue age of the insured must be 20.

•   Available only with single life policies.

Purchase Protection Plan Rider	Allows you to purchase additional insurance protection without evidence of insurability	Optional	• Future dates on which you may purchase additional insurance are predetermined • Available only with single life policies.

Disability Waiver of Specified Premium Rider	Waives policy premium if insured is totally disabled and disability occurred while rider was in force	Optional	• Rider can be elected only on the policy issue date. • Available only with single life policies

Accidental Death Benefit Rider	Pays additional death benefit if insured dies from bodily injury resulting from accident	Optional	• Death must occur no later than 90 days after the injury • Available only with single life policies.

Living Benefits Rider	In the event of terminal illness of insured, makes an accelerated payment of up to 75% of policy’s death benefit	Optional	• Maximum benefit of $250,000 • Minimum face amount after accelerated benefit payment is $10,000 • Available only with single life policies.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations

Whole Life Exchange Option Rider	Permits you to exchange policy for a fixed benefit whole life policy	Optional	• Rider is no longer available

Child Term Rider	Provides annually renewable term coverage on children of insured between 14 days old and age 18.	Optional	• Term insurance is renewable to age 25. • Available only with single life policies. • Must be elected at issue.

Family Term Rider	Provides annually renewable term insurance coverage to age 70 on the insured or members of insured’s immediate family who are at least 18 years of age.	Optional	• Must be elected at issue. • Available only with single life policies.

Business Term Rider	Provides annually renewable term insurance to age 95 on life of insured under the base policy.	Optional	• Initial rider death benefit cannot exceed six times the initial base policy. • Available only with single life policies.

Cash Value Accumulation Rider	Permits you to pay more in premium than otherwise would be permitted.	Optional	• Must be elected before policy is issued. • Available only with single life policies.

Disability Benefit Rider	In the case of disability of insured, a specified monthly amount may be credited to policy and monthly deductions will be waived.	Optional	• Must be elected at issue. • Available only with multiple lives policies.

Survivor Purchase Option Rider	Survivor may purchase a new life policy for a face amount equal to that of original policy upon the first death.	Optional	• Available only with multiple lives policies.

Term Insurance Rider	Enables the face amount of coverage on each life to be individually specified.	Optional	• Must be elected at issue • Available only with multiple lives policies.

Policy Exchange Option Rider	Multiple life policy may be exchanged for single life policies, where total face amount under the policies is no greater than that under original policy	Optional	• Exercise of the rider is a taxable event. • Available only with multiple lives policies.

Policy loan	Loan feature allows you to take loans, using policy value as collateral	Optional	• We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

Payment of Proceeds

Surrender and Death Benefit Proceeds

Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days. If you do not elect a single lump sum, unless otherwise provided for by applicable law, the death benefit proceeds payable to an individual or trust will be applied to a retained asset account known as the Concierge Account (“CA”). The CA is generally not offered to corporations or similar entities. A beneficiary may also elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.

The CA is part of our General Account. It is not a checking or bank account and is not insured by the FDIC, NCUSIF, or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the CA. As part of our General Account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the CA. The guarantee of principal is based on the claims-paying ability of the company and principal is covered by the state guarantee association. Interest paid on amounts in the CA is taxable as ordinary income in the year such interest is credited. Please consult a tax advisor.

Payment of the death proceeds may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Under a policy covering multiple lives, the death proceeds will be paid upon the first death under the policy. In addition, under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

Unclaimed Property

States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile.

This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.

Payment Options

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

Option 1—Lump Sum

Payment in one lump sum.

Option 2—Left to Earn Interest

A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

Option 3—Payment for a Specific Period

Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4—Life Annuity with Specified Period Certain

Equal installments are paid until the later of:

•	the death of the payee; or

•	the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

•	10 years;

•	20 years; or

•	until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3 3⁄8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3 1⁄4% per year.

Option 5—Life Annuity

Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3 1⁄2% per year.

Option 6—Payments of a Specified Amount

Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

Option 7—Joint Survivorship Annuity with 10-Year Period Certain

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

•	the end of the 10-year period certain;

•	the death of the insured; or

•	the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.

Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 3/8% per year.

For additional information concerning the above payment options, see the policy.

Surrenders

General

At any time during the lifetime of the insured(s) and while the policy is in force, you may partially or fully surrender the policy by sending to our Customer Service Office (see Glossary for contact information) a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at our Customer Service Office (see Glossary for contact information).

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed.

See “Postponement of Payments.” For the federal tax effects of partial and full surrenders, see “Federal Income Tax Considerations.”

Full Surrenders

If the policy is being fully surrendered, the policy itself must be returned to our Customer Service Office (see Glossary for contact information), along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See “Conditional Charges—Surrender Charge” and “Payment Options.” Full surrender of the policy terminates all rights you had in the base policy. However, a full surrender of the base policy or a partial surrender thereunder will not affect benefits that were available immediately prior to the date of the surrender under one of the term insurance riders (e.g., the Child Term Rider).

Partial Surrenders

You may obtain a partial surrender of the policy by requesting payment of the policy’s cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to our Customer Service Office (see Glossary for contact information). We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under “Payment of Proceeds—Payment Options.”

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any investment option or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that investment option or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

•

The partial surrender amount paid—this amount comes from a reduction in the policy’s share in the value of each investment option or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each investment option will be made in the same manner as that provided for monthly deductions.

•

The partial surrender fee—this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each investment option or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

•

A partial surrender charge—this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the investment option or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. If your policy has Death Benefit Option 1, the face amount of the policy will be reduced by the same amount as the policy value is reduced as described above. Because the benefit amount under the Living Benefit Rider is a percentage of the base policy’s death benefit, a partial surrender that reduces the death benefit amount under the base policy would result in a corresponding reduction to the benefit amount under the Living Benefit Rider.

Processing and Payment of Surrenders, Withdrawals

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our Customer Service Office by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Transfer of Policy Value

Internet and Telephone Transfers

You may transfer your policy value among the available investment options and make changes to your premium allocation by Internet or telephone. You may also write to our Customer Service Office (see Glossary for address). The Company may discontinue any of these options and may provide other options at any time. We will execute transfer requests as of the valuation date we receive them in good order.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit. For more information, see “Market Timing and Other Disruptive Trading.”

You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.

Nassau Life will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. Nassau Life may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Nassau Life reasonably believes to be genuine.

We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions

We do not permit transfers of less than $500 unless either:

•	the entire balance in the investment option or the Guaranteed Interest Account is being transferred; or

•	the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Account be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at any time.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

•

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

•	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

•

restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Customer Service Office by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges),

•	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

•	implement and administer redemption fees imposed by one or more of the underlying funds, or

•	impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Nassau Life and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Nassau Life has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the investment option values next determined on the valuation date that we receive your transfer request in good order, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.

We do not charge for these programs.

Asset Rebalancing Program

Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. We do not permit transfers to or from the Guaranteed Interest Account.

You may start or discontinue this program at any time by submitting a written request or calling our Customer Service Office (see Glossary for address). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging program is in effect. We do not charge for this program.

Dollar Cost Averaging Program

Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) and the Long-term Guaranteed Interest Account. You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

• $25 monthly	• $150 semiannually
• $75 quarterly	• $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date.

You may start or discontinue this program at any time by submitting a written request or calling our Customer Service Office (see Glossary for address). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

Additional Programs

Depending on the terms of your specific policy and any optional riders purchased, you may be eligible to elect one of the additional programs described below.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. Subject to the terms of your specific policy and any optional riders purchased, you may, at any time, switch your current program or option to another program or cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Customer Service Office (see Glossary for address). If you are enrolled in a program that is eliminated, you will receive notice and you may (depending on the terms of your specific policy and any optional riders purchased) be enrolled in an alternative program or choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available, except if indicated:

•	Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Income VIP Fund—34%

•	Franklin Mutual Shares VIP Fund—33%

•	Templeton Growth VIP Fund—33%

•	Phoenix-Ibbotson Strategic Asset Allocation—(Closed to new investors effective June 22, 2009)

Since June 22, 2009, new elections of these asset allocation options have not been allowed. Thus, the discussion here is pertinent only to those who had opted for this program prior to that date and who continue to participate in the program.

Phoenix and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. Except as noted above, the options approved for use are:

•	Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

•

Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

•

Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

•

Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

•	Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after

September 10, 2007, on an annual basis, we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the Valuation Date immediately preceding each anniversary of your policy for as long as the asset allocation program is in effect for your policy. You should consult with your registered representative for the most current information on this program and the options within the program.

•	Morningstar Asset Allocation Series

The Morningstar Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFs, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

•	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Balanced ETF Asset Allocation Portfolio – Class II

•	Morningstar Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 2 transfers per policy year after which we may impose a transfer fee.

Policy Loans

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each investment option or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only) on single life policies and 6% on multiple life policies, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the investment options or the Guaranteed Interest Accounts in accordance with your most recent premium allocation schedule on file.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The investment options or the Guaranteed Interest Accounts will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the investment options as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied as loan repayments unless specified as premium payment by you. Debt repayments may be made at any time during the lifetime of the insured while the policy is in force until the debt is fully repaid.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen investment options or at the rate we credit the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. Loans can also reduce your policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See “Federal Income Tax Considerations.”

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Nassau policy. Loan interest rates are as follows (these are representative loan interest rates – loan interest rates vary over time and based on the particular policy in question):

• Single Life Policies
Policy years 1-10:	4%
Policy years 11-15:	3%
Policy years 16 and thereafter*:	2 1⁄2%
• Single Life policies – New York and New Jersey only
Policy years 1-10:	6%
Policy years 11-15:	5%
Policy years 16 and thereafter*:	4 1⁄2%

*	These rates also apply after the insured attains age 65.

• Multiple Life Policies
You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.
Policy years 1-10:	8%
Policy years 11 and thereafter:	7%

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your investment options and the nonloaned portion of the Guaranteed Interest or the Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the investment options or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy’s gross death benefit, because the policy value is exclusive of the gross death benefit amount. A policy loan can also have an effect on the policy’s death benefit under Death Benefit Option 2 due to any resulting differences in policy value.

If the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the investment options or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy’s death benefit due to any resulting differences in policy value, under Death Benefit Option 2.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Lapse and Reinstatement

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force until the death of the insured.

If on any monthly calculation day during the first 5 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing. If on any monthly calculation day during any subsequent policy year, the cash surrender value is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing.

During the grace period, the policy will continue in force but investment option transfers, loans and partial surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. Generally, if your policy lapses, it may not be reinstated. However, for Maine residents only: if the policy is in default because of organic brain disease of the Owner, the policy may be reinstated without evidence of insurability if proof of organic brain disease is provided to the satisfaction of the Company.

If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the investment options or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of “excess” premium to be applied to the investment options or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a death benefit guarantee was in effect for the policy.

Federal Income Tax Considerations

Introduction

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.

Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or contract as necessary for it to satisfy the “Definition of Life Insurance” and to avoid classification of the contract or policy as a “Modified Endowment Contract,” as set forth in the Internal Revenue Code (the “Code”) and as interpreted by the IRS. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.

Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code. In addition, this section refers to “insured”; where applicable, the same rules apply in the case of multiple “insureds”.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Nassau Life Insurance Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy/Contract Benefits

State and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyholder or beneficiary. A qualified tax advisor should be consulted on these consequences.

Tax Treatment as Life Insurance

In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the contract are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the contract’s investments (described below), owner/investor control (discussed below), and the necessity that the contract be life insurance under applicable law.

With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning contract funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.

Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the contract.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the contract. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance.

Since Code section 7702 imposes certain conditions with respect to premiums received under a contract, we monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Death Benefit Proceeds

Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income, as long as the contract remains in force and there is no change in the death benefit.

In addition to the necessity to return premiums, as described above, depending on the performance of the contract, from time to time, it may be become necessary to increase the death benefit in order to satisfy the Cash Value Corridor. Any such increase is in effect only as long as required to satisfy this corridor and is not permanent.

Under specified circumstances, the policyholder may request that the death benefit be increased or decreased. Under recent Internal Revenue Service guidance, such a decrease or increase may have federal income tax ramifications.

Full Surrender

Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes.

If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.

A contract that lapses is treated as a full surrender for federal income tax purposes.

The full surrender of a contract that is a Modified Endowment Contract (“MEC”), as described herein, may result in the imposition of an additional 10% tax on any income received.

Withdrawal

Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the contract. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the MEC provisions.

Loans

We believe that any loan received under a contract will be treated as your indebtedness. If the contract is a MEC, loans are fully taxable to the extent of income on the contract and are possibly subject to an additional 10% tax. If the contract is not a MEC, we believe that no part of any loan under a contract will constitute income to you as long as the contract remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.

The deductibility by a policyholder of loan interest under a contract is limited under Code section 264. In most cases, there is no interest deduction permitted.

Sale of Contract

Upon a sale of the policy to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the policy. The IRS provided in Revenue Ruling 2020-5 (Internal Revenue Bulletin 2020-9) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is not reduced for the cost of insurance charges. Revenue Ruling 2020-5 is effective for transactions entered into on or after August 26, 2009. Additional information reporting may apply in the event of a sale of a contract. In this information reporting, we would be required to provide specific information to the IRS concerning the basis of the policy.

Net Investment Income Additional Tax

In 2013, the United States Department of the Treasury issued regulations under section 1411 of the Internal Revenue Code. These regulations indicate that there are situations under which amounts received under a life insurance policy may be included in the definition of “net investment income” for purposes of section 1411 of the Code. Certain patterns of taxable income from a life insurance contract could be treated as if received from an annuity. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 applies to taxpayers whose modified adjusted gross income exceeds the threshold amount. The threshold amount is $250,000 in the case of a joint return or surviving spouse, $125,000 in the case of a married individual filing a separate return, and $200,000 in any other case. The threshold amount may be subject to modification, but is not indexed for inflation.

Business and Corporate-Owned Contracts

If the policy is owned by an entity that is not a natural person, there are Code provisions that impact the tax treatment of premiums, loan interest, policy earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the policy. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a policy insuring the life of an individual who is not an owner of the policy, or an officer, director, or employee of the policyholder’s business. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

For an employer-owned life insurance policy under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the IRS. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). A tax advisor should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

Modified Endowment Contracts (“MEC”)

General

The premiums paid into a life insurance contract are required to be tested under the “7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.

If the contract is classified as a MEC, there is no change to the contractual terms of the contract; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain at the time of the loan or distribution (the excess of cash value over premiums paid).

There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be required to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.

We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would cause MEC status, we will advise the policyholder that the excess premium will cause MEC status and will take steps to have the amounts removed from the contract. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years

If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.

Distributions Affected

If a contract fails the MEC test, it is considered a MEC as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.

Penalty Tax

Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:

•	made on or after the taxpayer attains age 59 1⁄2

•	attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or

•

part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules

Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.

A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of MECs

All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.

Limitations on Mortality and Expense Charges

The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.

Qualified Plans

A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor. If this contract is used in this connection, we are specifically not the plan administrator or trustee and we are not providing any guidance or assistance regarding any qualified plan rules. We may require that the plan administrator or trustee be identified in a specific form or document.

Diversification Regulations

Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

•	55% in any one investment

•	70% in any two investments

•	80% in any three investments

•	90% in any four investments

A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.

Owner/Investor Control

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets in the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate accounts. There is little guidance in this area, and some features of the policies, such as the flexibility of the policyowner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over separate account assets, we reserve the right to modify the policies as necessary to prevent a policyowner from being treated as the owner of the separate account assets supporting the policy.

Change or Assignment of Ownership, Exchange of Policies or Change of Insured

Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which there is no change in the identity of the insured or policyholder, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, long-term care contract, or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. At the time of the exchange, the contract is generally treated as newly issued and is subject to tax rules in place at the time of the exchange. If the original contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, the amount of the loan on the original contract may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.

Other Taxes

A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.

Withholding and Information Reporting

We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that ownership of a life insurance policy at time of death may result in federal estate taxes and that in certain circumstances, the death benefit may also be subject to these taxes. Consult an estate planning advisor for more information.

Gifting an existing life insurance contract/policy to another person, including a trust, can result in the assessment of gift taxes.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.

We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Cyber Security and Business Continuity Risks.

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

Nassau Life (NNY) – Legal Proceedings

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration, or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in the Company’s financial statements nor to have a material adverse effect on the principal underwriter. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods with respect to each of the Company and the principal underwriter.

California Lapse Litigation: The Company is currently defending two putative class actions filed against Foresters Life and Annuity Insurance Company (“FLIAC”), which was merged into the Company effective July 8, 2020. Both cases allege FLIAC lapsed life insurance policies without fully complying with California Insurance Code §§ 10113.71 and 10113. 72 (the “Statutes”). The California Supreme Court held in McHugh v. Protective Life Insurance that the Statues applied to all life insurance policies issued and delivered in California, including those issued before the Statutes were enacted on January 1, 2013. The cases each purport to seek certification of a class comprised of all California policyowners whose policies lapsed without FLIAC first fully complying with the Statutes from January 1, 2013 through the present. As detailed below, neither case has resulted in a class being certified and both are currently proceeding as individual cases covering only the claims of the named plaintiffs.

Siino v. Foresters Life and Annuity Insurance Company: A putative class action was filed on April 28, 2020 against FLIAC. Plaintiff sought various forms of declaratory relief and asserted claims for breach of contract and violations of California’s Unfair Competition Law. On April 30, 2021, Plaintiff filed a motion for class certification. On January 12, 2022, the district court denied Plaintiff’s motion for class certification. Plaintiff filed a motion for partial summary judgment on her declaratory relief claim on December 8, 2022. On July 7, 2023, the district court entered an order granting in part and denying in part the requested relief. On August 11, 2023, Plaintiff requested dismissal of her remaining causes of action with prejudice, and requested final judgment in the case. The district court dismissed the remaining claims on August 14, 2023. FLIAC appealed the summary judgment decision to the United States Court of Appeals for the Ninth Circuit on September 12, 2023. Plaintiff filed a cross-appeal on September 18, 2023, challenging the district court’s denial of class certification. FLIAC filed its opening brief on February 6, 2024, and Plaintiff currently has a May 6, 2024 deadline to file her opening brief. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

Velez v. Foresters Life and Annuity Insurance Company: A putative class action was filed in the Los Angeles County California Superior Court on October 27, 2022 against FLIAC. Plaintiff seeks declaratory relief and asserts claims under California’s Unfair Competition Law. FLIAC removed the case to the United States District Court for the Central District of California on December 9, 2022. On August 15, 2023, Plaintiffs filed their motion for class certification. Plaintiffs later voluntarily withdrew their motion for class certification on October 18, 2023. On April 1, 2024, the parties filed a joint stipulation to stay the case in light of the appeal to the United States Court of Appeals for the Ninth Circuit in Siino v. Foresters Life and Annuity Insurance Company. The Court entered an order granting the stay on April 3, 2024. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

Financial Statements

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

Principal Underwriter

The Company has appointed 1851 Securities, Inc. (“1851”) to serve as the principal underwriter of the securities offered through this prospectus, pursuant to the terms of an underwriting agreement. 1851, which is an affiliate of the Company, also acts as the principal underwriter of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company or an affiliate reimburses 1851 for expenses 1851 incurs in underwriting the policies (e.g., commissions payable to retail broker-dealers who sell the policies). 1851 does not retain any fees under the policies; however, 1851 may receive 12b-1 fees from the underlying funds.

1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of FINRA.

1851 and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company has offered the policy in jurisdictions where it is licensed to do business and where the policy is approved.

Compensation

Broker-dealers having selling agreements with 1851 and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker- dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or 1851 may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. The Company will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment

We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

To the extent permitted by FINRA rules and other applicable laws and regulations, 1851 may pay or allow other promotional incentives or payments in the form of cash or other compensation.

APPENDIX A – Investment Options Available Under The Policy

The following is a list of underlying funds available under the policy. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000003. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Updated fund performance can be found at: https://nfg.com/product-performance.html.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Long-term capital appreciation.	Alger Capital Appreciation Portfolio[1,2] (Class 1-2 Shares)—Fred Alger Management, LLC	0.95%	43.13%	15.43%	12.54%
To seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	CVT S&P MidCap 400 Index Portfolio[3] (Class I)—Calvert Research and Management Ameritas Investment Partners, Inc.	0.33%	16.12%	12.28%	8.90%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Class A)[3]—DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.25%	26%	15.40%	11.74%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP (Class A)[3]—DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.38%	16.76%	9.67%	6.89%
To provide current income.	Federated Hermes Fund for U.S. Government Securities II3—Federated Investment Management Company	0.78%	4.19%	-0.11%	0.90%
To seek high current income.	Federated Hermes High Income Bond Fund II3—Federated Investment Management Company	0.81%	12.71%	4.75%	4.13%
To provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3—Federal Investment Management Company	0.63%	4.52%	1.49%	0.90%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.66%	33.34%	16.54%	11.50%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.69%	45.51%	18.97%	15.61%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.68%	36.09%	19.52%	14.68%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.48%	6.12%	1.87%	2.24%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund (Class 2)—Franklin Advisers, Inc.	0.71%	8.62%	6.98%	5.01%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2)—Franklin Mutual Advisors, LLC	0.93%	13.46%	7.82%	5.43%
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2]—Security Investors, LLC, which operates under the name Guggenheim Investments	1.92%	12.75%	5.76%	3.32%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek capital appreciation.	Invesco V.I. American Franchise Fund (Series I Shares)—Invesco Advisers, Inc.	0.86%	40.93%	16.16%	11.70%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II Shares)—Invesco Advisers, Inc.	0.81%	10.24%	9.64%	6.78%
Long-term growth of capital.	Invesco V.I. Core Equity Fund[1,2] (Series I Shares)—Invesco Advisers, Inc.	0.80%	23.36%	12.95%	7.79%
To seek capital appreciation.	Invesco V.I. Capital Appreciation Fund (Series II Shares)[3]—Invesco Advisers, Inc.	1.05%	35.03%	16.10%	11.28%
To seek capital appreciation.	Invesco V.I. Global Fund (Series II Shares)—Invesco Advisers, Inc.	1.07%	34.45%	12.02%	8.21%
Long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®[1,2] (Series I Shares)—Invesco Advisers, Inc.	0.94%	14.47%	10.32%	6.45%
To seek capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares)—Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
Long-term capital appreciation.	Lazard Retirement U.S. Small Cap Equity Select Portfolio (Service Shares)[1,2,3]—Lazard Asset Management LLC	1.15%	10.02%	9.10%	6.73%
To seek high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio (Class VC shares)—Lord, Abbett & Co. LLC	0.89%	6.55%	3.14%	3.49%
Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Growth and Income Portfolio (Class VC shares)—Lord, Abbett & Co. LLC	0.92%	13.19%	10.72%	7.81%
To seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord Abbett Mid Cap Stock Portfolio (Class VC shares)—Lord, Abbett & Co. LLC	1.15%	15.42%	10.64%	6.51%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	16.88%	10.04%	7.06%
Seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	12.82%	6.68%	4.99%
Seeks to provide investors with current income and capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	15.72%	8.64%	6.20%
Seeks to provide investors with current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	10.59%	4.74%	3.67%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S)[3]—Neuberger Berman Investment Advisers LLC	1.11%	-28.83%	6.77%	9.95%
The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)[3]—Neuberger Berman Investment Advisers LLC	1.17%	-18.65%	7.14%	10.64%
Seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments back by a portfolio of inflation-indexed securities and other Fixed Income Instruments.	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class)—Pacific Investment Management Company LLC	1.64%	-7.93%	8.46%	-0.90%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments.	PIMCO VIT Real Return Portfolio (Advisor Class)—Pacific Investment Management Company LLC	1.01%	3.57%	3.05%	2.15%
Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.	PIMCO VIT Total Return Portfolio (Advisor Class)—Pacific Investment Management Company LLC	0.92%	5.83%	0.98%	1.60%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis.	Rydex VT Inverse Government Long Bond Strategy Fund[1,2,3]—Security Investors, LLC, which operates under the name Guggenheim Investments	5.02%	4.22%	1.03%	-3.28%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.	Rydex VT Nova Fund[1,2,3]—Security Investors, LLC, which operates under the name Guggenheim Investments	1.72%	35.06%	18.45%	14.14%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares)[3]—Templeton Asset Management Ltd. Franklin Templeton Investment Management Limited	1.35%	12.62%	4.22%	2.32%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 Shares)[3]—Templeton Investment Counsel, LLC	1.07%	20.76%	5.27%	1.28%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 Shares)[3]—Templeton Global Advisors Limited Templeton Asset Management Ltd	1.12%	21.01%	6.47%	3.24%
Capital appreciation and current income.	TVST Touchstone Balanced Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.80%	18.61%	11.29%	7.80%
High Level of current income consistent with preservation of capital. Capital appreciation is secondary.	TVST Touchstone Bond Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.63%	6.07%	1.82%	1.43%
Capital appreciation.	TVST Touchstone Common Stock Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.73%	26.66%	16.22%	11.29%
Growth of Capital.	TVST Touchstone Small Company Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.76%	16.60%	12.29%	9.49%
Long-term growth of capital.	Virtus KAR Capital Growth Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.01%	34.71%	15.19%	11.97%
Capital appreciation and current income.	Virtus KAR Equity Income Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	0.96%	1.49%	11.46%	7.25%
High total return consistent with reasonable risk.	Virtus SGA International Growth Series A3—Virtus Investment Advisers, Inc. Sustainable Growth Advisers, LP	1.12%	18.00%	8.80%	2.23%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series A3—Virtus Investment Advisers, Inc. Newfleet Asset Management, LLC	0.93%	8.69%	3.19%	2.94%
Capital appreciation and income with approximately equal emphasis.	Virtus Duff & Phelps Real Estate Securities Series A3—Virtus Investment Advisers, Inc. Duff & Phelps Investment Management Co.	1.08%	11.03%	8.55%	7.95%
Long-term capital growth.	Virtus KAR Small-Cap Growth Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.12%	19.70%	11.70%	13.85%
Long-term capital appreciation.	Virtus KAR Small-Cap Value Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.08%	19.05%	11.80%	8.42%
High total return over an extended period of time consistent with prudent investment risk.	Virtus Tactical Allocation Series (Class A Shares)[3]—Virtus Investment Advisers, Inc. Kayne Anderson Ruddick Investment Management, LLC and NewFleet Asset Management, LLC (fixed)	0.96%	22.22%	9.03%	5.87%
Long Term Capital Appreciation.	Wanger International[3]—Columbia Wanger Asset Management, LLC	1.20%	16.95%	6.45%	3.50%
Long Term Capital Appreciation.	Wanger Acorn[3]—Columbia Wanger Asset Management, LLC	0.95%	21.74%	7.51%	7.20%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

[3]	The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

APPENDIX B: STATE-SPECIFIC POLICY VARIATIONS

Individual Edge

New York Policy Variations

•	The Long Term GIA is not yet available.

•

During the free look period, the policy value will be invested in a money market subaccount and the policyholder has the right to cancel the policy and receive a refund of the premiums paid (less any withdrawals and policy debt).

•	An administrative charge is applied in all policy years.

The current charge is $5.00 per month.

The guaranteed charge is $7.50 per month.

•	Nassau Life reserves the right to:

•	charge a transfer fee of $10 per transfer after the first 12 transfers in each policy year;

•	limit the number of transfers to 12 per policy year;

•	require transfers from subaccounts be a minimum of $500, or the entire subaccount balance if less.

•

The loan interest rate credited on loaned policy values is 4.0%. The loan interest rate charged against loaned policy values is 6.0% for policy years 1-10 (or until policy anniversary nearest age 65 if sooner), 5.0% for policy years 11-15, and 4.5% for policy years 16+.

•	The policy does have a maturity date and is equal to the policy anniversary nearest the insured’s age of 100.

•	For the Age 100+ Rider:

The rider extends the base policy’s coverage. The Individual Term Rider is not available.

•	For the Disability Benefit Rider:

The rider credits a monthly benefit to the policy and waives the monthly deductions in the event a covered insured suffers a qualifying long term disability.

•	For the Family Term Rider and Child Term Rider:

A conversion allowance (“credit”) equal to 80% of the rider’s first year COI is given to reduce the first year premium of the new converted policy.

Joint Edge

Alabama

•	Free look is 30 days for replacements.

•	Payment of the death benefit will not be deferred for more than two months after receiving due proof of death. (Section 27)

Alaska

•	The Free look period is always 30 days

Arizona

•	No minimum loan amount

California

•	Free look is 30 days for replacements.

Colorado

•	The free look period is 15 days and 30 days for replacements.

Connecticut

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

•	Transfers: the policy may be exchanged for a permanent fixed benefit policy during the first 18 months. See “Right to Exchange this Policy.”

Georgia

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

Illinois

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

Idaho

•	Free look period is 20 days in all instances.

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

Indiana

•	No minimum loan amount

•	Death proceeds will be paid “no later than two months” after receipt of due proof of death.

Iowa

•	Free look is 30 for replacements.

Kentucky

•	Free look is 30 days for replacements.

Louisiana

•	Free look is 30 days for replacements.

•	Includes a provision allowing a “Reduced Paid-Up” option.

•	LA requires that we put the form number on every page of the policy.

Maine

•	Free look is 30 days for replacements.

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

•	No rolling targets

Maryland

•	No $25 minimum premium

•	No minimum loan amount

Michigan

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

Minnesota

•

“Right to Cancel” includes a 20 day free look for replacements. The Company must “return all payments made for this policy within 10 days after it receives notice of cancellation and the returned policy”.

Missouri

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

•	The policy may be reinstated within five years from the date the policy goes into default.

Montana

•	Unisex only

Nebraska

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

New Hampshire

•	Free look period is 30 days for replacements.

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

New Jersey (Group)

•	The policy forms below pertain to the “group” version:

Form 08JE-M: Flexible Premium Joint Variable Universal Life Insurance Master Contract

Form 08JE-C: Flexible Premium Joint Variable Universal Life Insurance Certificate

Form JESP-C: Flexible Premium Joint Variable Universal Life Insurance Schedule Pages

Form 08JPEOR-C: Joint Life Policy Exchange Option Rider

Form 08SPOR-C: Survivor Insurance Purchase Option Rider

Form 08LTRJE: Level Term Rider

New York

•	Different SNFL maximum surrender charges

North Carolina

•	Free look period is 30 days for replacements and also 45 days from the date the application is signed.

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

•	NC requires that the policy may be reinstated within five years from the date the policy goes into default rather than three.

Ohio

•	The Free look period is 30 days for replacements.

Oklahoma

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

Puerto Rico (not approved)

Rhode Island

•	The Free look period is 20 days rather than 10 and 30 days for replacements.

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

Tennessee

•	No minimum loan amount

•	No minimum withdrawal amount

Texas

•	No minimum loan amount

Utah

•

The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals and also to indicate that the free look period is 30 days in the case of a replacement.

Washington

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

West Virginia

•	The Free Look period on the cover page has been revised to provide for a return of premium minus loans, interest and withdrawals.

•	Free look period is 30 days for replacements.

Additional information about Flex Edge Success® Joint Edge® (the “Policy”) and the Nassau Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated May 1, 2024, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to our Customer Service Office.

Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier number: C000074751

[Version C]

Individual Edge®

Nassau Life Variable Universal Life Account

Issued by: Nassau Life Insurance Company

PROSPECTUS	May 1, 2024

This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account, (collectively, “Guaranteed Interest Accounts”) and/or one or more of the investment options of the Nassau Life Variable Universal Life Account (“Separate Account”). The investment options purchase, at net asset value, shares of the mutual funds listed in Appendix A: Investment Options Available Under The Policy. We no longer make new sales of this policy.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested.

For general information, you may send an email request to customer_contact_center@nfg.com.

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GLOSSARY OF SPECIAL TERMS

The following is a list of terms and their meanings when used in this prospectus.

Administrative Office: The office set forth on the cover page of this prospectus.

Attained age: The age of the insured on the birthday nearest the most recent policy anniversary.

Cash surrender value: The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758572, Topeka, Kansas 66675-8572. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 572, Topeka, Kansas 66636. The telephone number is 1-800-541-0171. The hours of operation are 8:30 am – 6:00 pm EST and the fax number is 1-785-368-1386.

Death benefit option: The type of death benefit described in effect.

Debt: Unpaid policy loans with accrued interest.

Due proof of death: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

In force: The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.

In writing (written notice, written request): Is a written form signed by you, satisfactory to us and received by us.

Investment Options: The accounts within our Separate Account to which non-loaned assets under the policy are allocated (which also may be referred to in this prospectus as the “variable investment options”).

Monthly calculation day: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

Nassau Life (our, us, we, company): Nassau Life Insurance Company.

Net amount at risk: On a monthly calculation day it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.

Payment date: The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.

Policy anniversary: The anniversary of the policy date.

Policy date: The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.

Policy month: The period from one monthly calculation date up to, but not including, the next monthly calculation date.

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Policy value: The sum of your policy’s share in the value of each investment option plus the value of your policy allocated to the Guaranteed Interest Account.

Policy year: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

Separate Account: Nassau Life Variable Universal Life Account.

Unit: A standard of measurement used to determine the share of this policy in the value of each investment option of the Separate Account.

Valuation Date: A valuation date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.

Valuation Period: The period in days from the end of one valuation date through the next valuation date.

You (your): The owner of this policy at the time an owner’s right is exercised.

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Important Information You Should Consider About the Policy

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

During the first ten policy years, a surrender charge will apply if you surrender the policy, allow the policy to lapse, or reduce the face amount. The maximum surrender charge that you can pay while you own the policy is equal to 2.25 times the Commission Target Premium. The surrender charge durations and related surrender charge amounts are set forth on the surrender charge table included in your Policy.

For example, during the first five policy years, assuming a male age 35 nonsmoker with a policy face amount of $100,000 and a Policy Value of $20,000, the surrender charge is equal to $1,923.75 or approximately 9.6% of the Policy Value or approximately 1.9 % of the face value.

Note that a partial surrender fee is imposed on all partial surrenders, and a partial surrender charge is imposed on any partial surrender and any decrease in face amount made during the first 10 policy years.

Fee Tables; Charges and Deductions
Transaction Charges

In addition to the surrender charge, you also may be charged for other transactions.

Specifically:

(a) an issue expense and face amount increase charge, deducted during the first 12 months after policy issue or after a face amount increase (b) a state premium tax charge and federal premium tax charge, which may be deducted from premium payments you make and (c) a transfer charge, which we reserve the right to deduct after the first two transfers in any given policy year.

Fee Tables; Charges and Deductions

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FEES AND EXPENSES				LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include the cost of insurance charge, the administrative charge, the mortality and expense risk charge, the loan interest charge, and the charge for any optional rider you have elected. Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the policy specifications page of your policy for the rates applicable to your policy.

You will also bear expenses associated with the underlying funds under the policy, as shown in the following table

Fee Tables; Charges and Deductions
	Annual Fee	MIN.	MAX.
	Investment options (underlying fund fees and expenses)*	0.27%	5.13%
* As a percentage of underlying fund assets. The fees of the funds are as of 12/31/23, and such fees can vary over time.

RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the policy.			Principal Risks of Investment in the Policy
Not a Short-Term Investment

•  A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•  We may apply a surrender charge with respect to any surrender you make from the policy.

•  A surrender may also reduce your policy’s face amount and death benefit, and may have adverse tax consequences.

Principal Risks of Investment in the Policy; Charges and Deductions; Federal Income Tax Considerations

•  You can avoid surrender charges and such possible adverse tax consequences by holding your policy for the long-term and minimizing surrenders.

•  Tax deferral generally is more beneficial to investors with a long time horizon.

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RISKS		LOCATION IN PROSPECTUS
Risks Associated with Investment Options

•  An investment in this policy is subject to the risk of poor investment performance of the funds you choose, which performance can vary among the funds.

•  Each fund (as well as the GIA) has its own unique risks.

•  You should review the investment options before making an investment decision.

Principal Risks of Investment in the Policy; The Guaranteed Interest Accounts; Appendix A: Investment Options Available Under the Policy
Insurance Company Risks	Any obligations, guarantees, and benefits of the policy are subject to the claims-paying ability of Nassau Life. If Nassau Life experiences financial distress, it may not be able to meet its obligations to you. More information about Nassau Life, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171.	Nassau Life Insurance Company
Contract Lapse	Your policy will remain in force only as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, surrenders, and unpaid loans or loan interest. To prevent your policy from lapsing, you must during the grace period pay an amount equal to three times the required monthly deduction plus any other amount due. The death benefit will not be paid if the policy has lapsed.	Lapse and Reinstatement

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

If you choose to participate in an asset allocation program or strategic program, the assets you have dedicated to the program will be limited by the terms of the program.

We do not permit transfers of less than $500 unless either (a) the entire balance in the investment option or the Guaranteed Interest Account is being transferred or (b) the transfer is part of a Systematic Transfer Program.

Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in this Prospectus.

Additional Programs –Asset Allocation and Strategic Programs; Transfer of Policy Value; Nassau Life Insurance Company

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RESTRICTIONS		LOCATION IN PROSPECTUS

We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable fund.

Nassau Life reserves the right to remove or substitute funds as investment options that are available under the policy.

Optional Benefits	We offer several optional riders under the policy. The insurance features added by these riders include waiver of premium in the event of total disability and payment of an additional death benefit in the event of accidental death.	Optional Insurance Benefits

TAXES		LOCATION IN PROSPECTUS
Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

•  If you purchase the policy through a qualified retirement plan or individual retirement account, you do not receive any additional tax deferral.

•  Any gain on your policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59 1⁄2.

Federal Income Tax Considerations

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, we do not make new sales of the policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the policy to you. We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). Nassau Life may also pay for sales and distribution expenses out of any payments we or the principal underwriter of the contracts may receive from the funds for providing administrative, marketing and other support and services to the funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the policy over another investment.

Principal Underwriter

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CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Exchanges

As a general matter, some investment professionals could have a financial incentive to offer you this policy in place of another policy you currently own. Similarly, some investment professionals may have a financial incentive to offer you a new policy to replace this policy. You should only exchange a policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy. Currently, we do not offer this policy for new sales, and thus would not offer this policy in connection with such a replacement transaction.

Principal Underwriter

Overview Of The Policy

The policy is a variable life insurance policy. Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the policy is best suited for those with a long investment horizon. Although you have the ability to make partial surrenders and/or fully surrender the policy at any time, the policy should not be viewed as a highly liquid investment. In that regard, surrenders taken in the near term can result in you being assessed a surrender charge, which can be a significant amount. Failure to hold the policy for the long-term also would mean that you lose the opportunity for the performance of your chosen investment options to grow on a tax-deferred basis. Thus, the policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the policy and has a long investment horizon. The policy is not intended for those who intend to engage in frequent trading among the investment options within the separate account.

The policy is a flexible premium policy, under which you have flexibility in terms of the amount and timing of the premium payments you make. The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse. You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your insurance and financial needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under death benefit option 1.

Death Benefits

The policy is, first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy. We no longer make new sales of the policy. When you applied for a policy, you chose a death benefit from these options:

•	Death Benefit Option 1 is equal to the greater of the policy’s face amount, or the minimum death benefit

•	Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit

You may change your death benefit option at any time. Death benefit option 1 applies if you do not choose an option.

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The minimum death benefit is equal to the policy value, increased by a percentage taken from a table in the policy based on the policy year and the insured person’s age. Also available is the death benefit protection rider, an additional insurance option that you may purchase by paying specified premiums.

Loans and Surrenders

Generally, you may take loans against 90% of the policy’s cash surrender value, subject to certain conditions. We charge your policy for outstanding loans. The interest rate we charge is higher than the rate we credit your policy value – the difference is the net cost of the loan to you. Loans can reduce the face amount and the death benefit under the policy.

You may partially surrender any part of the policy at any time. A partial surrender fee will apply and a separate surrender charge may also be imposed. Partial surrenders negatively affect the policy value and can increase the risk that the policy will lapse.

Partial surrenders may reduce the face amount of the policy. Partial surrenders and loans can reduce the policy’s death benefit. You may fully surrender this policy any time for its cash surrender value. A surrender charge may be imposed.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

There are tax consequences associated with loans, surrenders, and partial surrenders.

Investment Choices

You may select from one or more investment options and the Guaranteed Interest Accounts. Each investment option invests directly in a professionally managed fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes.

Additional information about each underlying fund offered within the separate account is provided in Appendix A to this prospectus, entitled “Investment Options Available Under the Policy.”

Asset Allocation and Strategic Programs

You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of the Company. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs.”

Optional Insurance Benefits

The following benefits may be available to you by rider:

•	Disability Waiver of Specified Premium

•	Accidental Death Benefit

•	Death Benefit Protection

•	Whole Life Exchange Option (not available after January 27, 2003)

•	Purchase Protection Plan

•	Living Benefits

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•	Cash Value Accumulation

•	Child Term

•	Family Term

•	Phoenix Individual Edge Term

•	Age 100+ Rider

•	LifePlan Options Rider

Availability of these riders depends upon state approval and may involve extra cost.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge Is Deducted	Amount Deducted
Premium Tax Charge	Upon payment.	2.25% of each premium.
Federal Tax Charge	Upon payment.	1.50% of each premium.
Issue Expense Charge and Face Amount Increase	1/12th of the fee is deducted on each of the first 12 monthly calculation days[1] after policy issue or face amount increase.	The maximum charge is $600[2].
Surrender Charge	Upon full surrender or lapse occurring during the first ten policy years.	A maximum of 2.25 times the Commission Target Premium[3]. We will provide your surrender charges before we issue your policy.
Partial Surrender Charge	Upon partial surrender or a decrease in the policy face amount occurring during the first ten policy years.

For a partial surrender:

The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.

For a decrease in face amount:

The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.

Partial Surrender Fee	Upon partial surrender.	2.00% of surrender amount up to a maximum of $25.
Transfer Charge	Upon transfer.	$10 per transfer after the first two transfers in any given policy year.

[1]

The monthly calculation day occurs on same day as the policy date (the date from which policy years and anniversaries are measured) or if that date does not fall in any given month, it will be the last day of the month.

[2]	The Issue Expense Charge is $1.50 per $1,000 of face amount. Policies with a face amount of less than $400,000 will have a total charge of less than $600.
[3]

Surrender charges are generally level for the first 5 policy years. Thereafter, the surrender charge decreases each year until the 10th policy year at which point the charge declines to 0. The Commission Target Premium (CTP) is an arithmetical formula based on personal information (i.e., age, gender, risk class), and the policy face amount. We will provide your surrender charges before we issue your policy.

[4]	At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including underlying fund fees and expenses.

Periodic Charges Other than Annual Underlying Fund Expenses

Charge	When Charge Is Deducted	Amount Deducted
Base Policy Charges
Cost of Insurance[1]	On each monthly calculation day.
Minimum and Maximum Charges		$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
Example for a male age 37 in the nonsmoker premium class		We would charge $0.143 per $1,000 of amount at risk[2] per month. We will increase this charge as he ages.
Administrative Charge	On each monthly calculation day.	$10 per month.
Mortality and Expense Risk Charge[3]	Daily	0.80% on an annual basis, of investments in the investment options.
Other Tax Charges	When we become liable for taxes.	We currently do not charge for taxes. However, we reserve the right to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of investment option values.

Optional Insurance Benefits
Death Benefit Protection Rider	On each monthly calculation day.	$0.01 per $1,000 of face amount per month.
Purchase Protection Plan Rider[4]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.05 - $0.17 per unit[7] purchased per month.
Example for a policy owner age 30 in the nonsmoker premium class		$0.121275 per unit[7] purchased per month.
Child Term Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.05 - $0.40 per $1,000 of rider face amount per month.
Example for a male age 10.		$0.0567 per $1,000 of rider face amount.
Family Term Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.07 - $6.39 per $1,000 of rider face amount per month.
Example for a male age 41 in the nonsmoker premium class		$0.1792 per $1,000 of rider face amount per month.

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Charge	When Charge Is Deducted	Amount Deducted
Nassau Individual Edge Term Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.14 - $83.33 per $1,000 of rider face amount per month.
Example for a male age 37 in the nonsmoker premium class		$0.0846 per $1,000 of rider face amount per month.
Disability Waiver of Specified Premium Rider[5]	On each monthly calculation day.
Minimum and Maximum		$0.1899 - $0.6363 per $100 of premium waived per month.
Example for a male age 35 in the nonsmoker premium class.		$0.2358 per $100 of premium waived per month.
Accidental Death Benefit Rider[6]	On each monthly calculation day.
Minimum and Maximum		$0.064 - $0.273 per $1,000 of rider amount per month.
Example for a male age 36 in the nonsmoker premium class		$0.07226 per $1,000 of rider amount per month.
Living Benefits Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Cash Value Accumulation Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Whole Life Exchange Rider[6]	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
Age 100+ Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits.”
LifePlan Options Rider	We do not charge for this rider.	Though we do not charge for this rider, to the extent there is an increase in face amount, there will be an increase in the cost of insurance. We describe this rider later under “Optional Insurance Benefits.”
Loan Interest Rate Charged[8]	Interest accrues daily and is due on each policy anniversary. If not paid on that date, we will treat the accrued interest as another loan against the policy.	The maximum net cost to the policy value is 2.00% of the loan balance on an annual basis.

1

Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before

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you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.
2	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
3

We currently offer reduced mortality and expense risk charges beginning in policy year 16 of 0.25% of average daily net assets invested in the investment options. We do not deduct this charge from investments in the Guaranteed Interest Account.

4	This charge will vary according to age, gender, and risk classification. Charges will generally increase with age.
5	The charge for this rider depends on age, gender, and risk classification at issue, but will not increase with age.
6	This rider is no longer available.
7

Each unit entitles you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.

8

The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 0.25% on an annual basis. For more information see “Charges and Deductions” and “Loans.”

The next table shows the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the policy. A complete list of underlying funds available under the policy, including their annual expenses, may be found at the back of this document in Appendix A.

ANNUAL UNDERLYING FUND EXPENSES

	Minimum	Maximum
Annual Underlying Fund Expenses[1]	0.27%	5.13%
(expenses that are deducted from underlying fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

1

Underlying fund expenses are as of 12/31/23, and can vary over time. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

Principal Risks of Investment in the Policy

There are risks associated with investing in the policy.

Specific risks are as follows:

Investment Risk. If you invest your policy value in one or more subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value, which can significantly reduce your policy value. During times of poor investment performance, this deduction will have an even greater relative impact on your policy value. You could lose everything you invest and your policy could lapse without value, unless you pay sufficient additional premiums. If you allocate premium payments to the Guaranteed Interest Accounts, then we credit your policy value with a declared rate of interest. You assume the risk that the rate may decrease.

Risk of Loss. You can lose money by investing in this policy, including your principal investment and previous earnings. Interests in the policy and shares of the underlying mutual funds are not deposits or obligations of or

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guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Short-Term Investment Risk. The policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The policy may be inappropriate for you if you do not have the financial ability to keep it in force for a substantial period of time. You should consider that surrender charges may apply during the first 10 policy years, and that a partial surrender charge is deducted from policy value upon a decrease in face amount. A surrender charge could significantly reduce the cash surrender value of your policy. It is possible that you could receive nothing if you surrender your policy, especially in the early policy years. You should also consider that tax deferral is generally more beneficial to investors with a long time horizon.

Fund Option (Subaccount) Risk. Amounts that you invest in the underlying mutual fund options (i.e., the subaccounts) are subject to the risk of poor investment performance. Generally, if the subaccounts you select make money, your policy value goes up. If they lose money, your policy value goes down. You bear the entire investment risk. Each subaccount’s performance depends on the performance of its corresponding underlying fund. Each fund has its own investment risks, and you are exposed to a fund’s investment risks when you invest in the corresponding subaccount. Even a subaccount investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the subaccount level. We do not promise that the funds will meet their investment objectives.

Risk of Lapse. Your policy will lapse without value if you fail to pay sufficient premiums. Death benefits will not be paid if the policy has lapsed. Insufficient premium payments, fees and expenses, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the policy to lapse. If on any monthly calculation day the cash surrender value is less than the required monthly deduction, a grace period of 61 days will be allowed. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. Generally, if your policy lapses, it may not be reinstated.

Surrender and Withdrawal Risk. You should carefully consider the risks associated with a surrender or partial withdrawal. A full surrender terminates the policy and all of its benefits and may be subject to substantial surrender charges. You may withdraw a portion of your cash surrender value provided there is sufficient remaining cash surrender value. However, withdrawals (also called partial surrenders) are subject to surrender charges and withdrawal processing fees and increase the risk of lapse (because they reduce your cash surrender value), and may reduce your policy’s death benefit. Surrenders and withdrawals may have tax negative consequences.

Transfer Risk. Transfers or deposits to the Guaranteed Interest Accounts are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in this prospectus. Because of these restrictions on transferring out of GIA, you should realize that policy value you have allocated to GIA can be required to be kept there for an extended period of time. We reserve the right to reject or restrict transfers if an underlying mutual fund or we determine the transfers reflect disruptive trading. Minimum balance and minimum transfer limits apply. Thus, ownership of the policy involves certain restrictions on your ability to make transfers.

Face Amount Increase Risk. Face amount increases will increase the potential surrender charges under the policy. Please note that an increase in the policy face amount will incur the issue expense charge, and will increase the surrender charge to which you could be subject.

Loan Risk. An outstanding policy loan will reduce the value of your policy and your death benefit and will increase your risk of lapse. A policy loan negatively impacts the value of your policy because the amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s

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share of the investment options or the nonloaned portion of the Guaranteed Interest Account. The amount held as collateral for the loan in the Guaranteed Interest Account will be credited with a specified minimum interest rate, but will not receive any higher current interest rate that might otherwise be credited. A policy loan negatively impacts your death benefit because we reduce the amount we pay on death by any outstanding loan amount. A policy loan increases the risk of lapse because a loan and loan interest reduce your cash surrender value, and your policy will lapse if your cash surrender value is insufficient to cover the policy’s monthly deduction or amounts due on an outstanding loan. A loan may have negative tax consequences. If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

We guarantee that we will credit interest to amounts allocated to the Guaranteed Interest Account in connection with a loan. Subject to minimum guaranteed effective annual interest rates, we determine interest rates in our sole discretion. You assume the risk that an interest rate may not exceed the minimum guaranteed effective annual interest rate.

Tax Risk. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on the basis of a standard rate class should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

There is less guidance with respect to policies issued on a substandard basis (i.e., a rate class involving a higher than standard mortality risk), and it is not clear whether such a policy would in all cases satisfy the applicable requirements, particularly if the owner pays the full amount of premiums permitted under the policy. Assuming that a policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of policy value under a policy until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.

In general, depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 59 1⁄2. If the policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional income tax. We will monitor policies and will attempt to notify an owner on a timely basis if his or her policy is in jeopardy of becoming a MEC.

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59 1/2 a tax penalty may apply. In addition, even if the policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains.

See “Federal Income Tax Considerations”. You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Risk of Increase in Current Fees and Charges. Certain fees and charges are currently assessed at less than their maximum levels. We may increase these current charges in the future, up to their guaranteed maximum levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the policy in force and avoid lapse.

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Financial Strength and Claims-Paying Ability Risk. All guarantees under the policy that are paid from our general account, including amounts allocated to the Guaranteed Interest Account, are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

Cyber Security and Business Continuity Risks. Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

Nassau Life Insurance Company

Nassau Life, with its home office at One American Row, Hartford, Connecticut 06102, is a stock life insurance company organized under the laws of the State of New York. Nassau Life is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of Nassau Life is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

Nassau Life is part of Nassau Financial Group L.P. (the “Nassau Group”). Nassau Life has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of Nassau Life include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the policies, and the Nassau Companies of New York, which will provide administrative services for the policies.

You should send any transaction request (e.g., premium payments) to our Customer Service Office (see the Glossary for the address). Transaction requests received in good order (i.e., in form and substance acceptable to us) at that address on a given Valuation Date are priced based on the unit value as of the end of that Valuation Date. Transaction requests received in good order on a day other than a Valuation Date are priced based on the unit values in effect as of the end of the next Valuation Date. To meet our requirements for processing transactions, we may require that you use our forms.

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Obligations under the policies are obligations of Nassau Life. You may make contributions to the Guaranteed Interest Accounts or “GIAs” which are supported by the assets in Nassau Life’s general account. Such contributions are not invested in the Separate Account. The GIAs are part of our general account (the “General Account”). The General Account supports all insurance and annuity obligations of Nassau Life and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. Obligations under the General Account are subject to Nassau Life’s claims-paying ability and financial strength. For more complete information, see the “Guaranteed Interest Accounts” section below.

Policy Guarantees

Any guarantee under the policy, such as interest credited to the GIA or any guarantee provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to policy owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks.

Nassau Life Variable Universal Life Account

Phoenix Life Insurance Company (which was renamed Nassau Life Insurance Company in 2018) established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is now named the Nassau Life Variable Universal Life Account. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company. Any guarantee under the policy where the amount of the guarantee exceeds the policy value, such as potentially payment of a death benefit, payment under an optional rider, or payment of interest credited to the GIA is subject to our claims-paying ability and financial strength.

The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options”. There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Variable Investment Options” for more information about the funds.

Nassau Life does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Nassau Life Insurance Company is obligated to pay all amounts contractually owed under the policies.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to

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or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.

We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.

Performance History

We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.

Valuation Date

A valuation date is every day the NYSE is open for trading and Nassau Life is open for business. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:

1)	the election or removal of the fund’s Trustees;

2)	the ratification of the independent accountants for the fund;

3)	approval or amendment of investment advisory agreements;

4)	a change in fundamental policies or restrictions of the fund; and

5)	any other matters requiring a shareholder vote.

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You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.

The Variable Investment Options

You choose the variable investment options to which you allocate your purchase payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying funds. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

The underlying funds offered through this product were selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, recommendations of fund families or distributors, and/or the capability and qualification of each sponsoring investment firm. Another factor the Company considered was whether the underlying fund or an affiliate of the underlying fund would compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. The types of compensation paid to the Company by an underlying fund and/or its affiliate are discussed further in the section immediately below entitled “Administrative, Marketing and Support Service Fees”.

The Company periodically reviews the selection of underlying funds offered through this product based on various criteria, including (but not limited to) the criteria described above. Upon review, the Company may add new underlying funds or, subject to applicable law, remove underlying funds. The Company may also restrict allocation of additional premium payments or transfers to an underlying fund if the Company determines the underlying fund no longer meets one or more criteria and/or if the underlying fund has not attracted significant contract owner assets. The Company’s decision whether to add, remove, or restrict an underlying fund may be influenced by whether, and the extent to which, the underlying fund makes payments to the Company.

In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.

Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.

Information regarding each underlying fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix to this prospectus. Each underlying fund has issued a prospectus that contains more detailed information about the fund. You can obtain this information at no cost by calling 1-800-541-0171 or by going to our website at https://dfinview.com/Nassau-PHL/TAHD/NAS000002. You can also send an email request to customer_contact_center@nfg.com.

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Administrative, Marketing and Support Service Fees

The Company and/or the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and/or the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting variable policy owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of variable policy owners); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

The Guaranteed Interest Accounts

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long- term Guaranteed Interest Accounts. Amounts you allocate to the Guaranteed Interest Accounts are deposited in our General Account. You do not share in the investment experience of our General Account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.

The Long-term Guaranteed Interest Account has more restrictive transfer options out of the General Account than the Guaranteed Interest Account so that longer term investments can be made.

We reserve the right to limit total deposits to the Guaranteed Interest Accounts to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Accounts at any time. In general, you may make only one transfer per year from the Guaranteed Interest Accounts. Transfers from the Guaranteed Interest Accounts may also be subject to other rules as described in this prospectus.

We have not registered interests in our General Account under the Securities Act of 1933, nor have we registered our General Account as an investment company under the Investment Company Act of 1940, as

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amended. Therefore, neither the General Account nor any of its interests are subject to these Acts. These disclosures are, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The features specific to each type of Guaranteed Interest Account are detailed below.

Guaranteed Interest Account

We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the nonloaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:

• First Year:	25% of the total value

• Second Year:	33% of remaining value

• Third Year:	50% of remaining value

• Fourth Year:	100% of remaining value

Long-term Guaranteed Interest Account

This investment option is only available to policies issued on or after September 27, 2004. The amount that can be transferred out is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.

We reserve the right to limit transfers and cumulative premium payments to $1,000,000 over a 12-month period.

Charges and Deductions

General

Charges are deducted in connection with the policy to compensate us for:

•	our expenses in selling the policy;

•	underwriting and issuing the policy;

•	premium and federal taxes incurred on premiums received;

•	providing the insurance benefits set forth in the policy; and

•	assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

•	issue expense charge; and/or

•	surrender charge.

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Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Nassau Life tries to pass these savings on to the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

Charges Deducted from Premium Payments

Premium Tax Charge

Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.5% to 3.5% of premiums paid. Moreover, certain municipalities also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

Federal Tax Charge

A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

Periodic Charges

Monthly Charges

We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among investment options and the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to an investment option or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, unless we agree otherwise, we will proportionally increase the deduction from the other investment options or Guaranteed Interest Account.

•

Administrative Charge. This charge covers the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.

•

Cost of Insurance. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. We generally base our rates on the insured person’s gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the 1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

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Subject to our underwriting requirements with respect to issue age and minimum face amount, insureds who qualified for our most selective risk classifications at the time of policy issue and who have a Body Mass Index within a specified range at the end of policy years 5, 10, 15, and 20, and in some states, at issue, may be eligible for discounted cost of insurance rates beginning at the end of policy years 5, 10, 15, and 20. Under this program, policy owners may request an improvement in risk classification for the face amount at the end of the 5th policy year, and also at the end of policy years 10, 15, and 20 if we have granted all prior improvement requests related to the policy. We will require evidence that the insured meets our underwriting requirements for an improved risk classification. If approved and the improved risk classification results in lower cost of insurance rates, these rates will be effective on the 5th, 10th, 15th, or 20th anniversary. We may cease to offer this program for new policies at any time.

•	Issue Expense Charge

This charge helps us to pay the underwriting and start-up expenses we incur when we issue the policy. There is an issue expense charge of $1.50 per $1,000 of base face amount with a $600 maximum. One twelfth of the charge is deducted on each monthly calculation day, for the first policy year.

You will incur a new issue expense charge if you increase your policy’s face amount. We will assess the new charge only on the amount of the increase. We deduct this charge in 12 equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Nassau upon policy lapse or termination.

•

Cost of Optional Insurance Benefits. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

Certain riders are available at no charge with every Individual Edge policy:

•

Living Benefits Rider. This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.

•	Cash Value Accumulation Rider. You must elect this rider before we issue your policy. The rider generally allows you to pay more premium than would otherwise be permitted.

•	Age 100+ Rider. This rider maintains the full death benefit under the policy after the insured’s age 100, as long as the cash surrender value is greater than zero.

•

Life Plans Options Rider. At specified policy anniversaries, you can exercise or elect one of three options to: (1) increase the face amount; (2) to reduce the face amount without incurring a partial surrender charge; or (3) to exchange the policy for an annuity without incurring a surrender charge. For policies issued on or after September 3, 2002, this Rider is not available with any policy issued as part of a qualified plan.

•

Whole Life Exchange Option Rider (no longer available). This rider permits you to exchange your policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. To the extent there is an increase in face amount there will be an increase in the cost of insurance. See your rider for more information and limitations.

We charge for providing benefits under the following riders:

•

Disability Waiver of Specified Premium Rider charges will depend on the issue age, risk classification, face amount, and specified monthly benefit amount. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age 5 through 60 under this rider and terminate the rider when the insured person reaches age 65.

•	Accidental Death Benefit Rider charges vary based on issue age, sex, risk classification, and the amount of the additional death benefit.

•

Purchase Protection Plan Rider charges vary based on issue age (not by sex or risk classification). The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base

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face amount in thousands. This rider is available to those we insure up to age 37. (If you participate in the Purchase Protection Plan rider, the value of your rider benefit is measured in terms of Purchase Protection Plan units. Each PPP unit entitles the holder of the rider to purchase $1000 face amount of insurance on each of the first two option dates specified in the rider and to purchase $667 in face amount of insurance on each subsequent option date defined in the rider).

•	Child Term Rider charges depend on the child’s age and gender, and the Rider’s face amount. This rider is available for children up to age 17, and will terminate when the child reaches age 25.

•

Family Term Rider charges vary based on the age(s), gender(s), smoker classification(s) of the family members and with the Rider’s face amount. This rider is available for family members of the person insured under the policy who are between the ages of 18 and 60, and will terminate when the family member reaches age 70.

•	Nassau Individual Edge Term Rider charges vary based on age, gender, smoker classification, and table rating, and the Rider’s face amount.

•	Death Benefit Protection Rider charge is based upon the face amount.

Daily Charges

We deduct a percentage each business day from every investment option. This deduction is reflected in each investment option’s daily value.

•

Mortality and Expense Risk Charge. We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

For the first 15 policy years we charge the maximum mortality and expense charge of 0.80% of your policy value in the investment options on an annual basis. Beginning in policy year 16 we charge a reduced mortality and expense risk charge of 0.25% on an annual basis.

Conditional Charges

These are other charges that are imposed only if certain events occur.

•

Surrender Charge. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid from the policy value only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period.

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The following table shows the surrender charges applicable for a male Nonsmoker for a face amount of $100,000:

Issue Age	Initial Surrender
25	$1,235.25
35	1,923.75
45	3,127.94
55	4,611.17
65	5,850.00
75	5,850.00
85	5,850.00

The following table gives a specific example for the duration of the surrender charge period for a male age 35 nonsmoker, for a face amount of $100,000. The surrender charge is equal to:

Surrender Charge Schedule

Policy Month	Surrender Charge	Policy Month	Surrender Charge
1-12	$1923.75	64	$1821.15
13-24	1923.75	65	1795.50
25-36	1923.75	66	1769.85
37-48	1923.75	67	1744.20
49-60	1923.75	68	1718.55
61	1898.10	69	1692.90
62	1872.45	70	1667.25
63	1846.80	71	1641.60
72	1615.95	97	958.63
73	1590.30	98	916.90
74	1564.65	99	875.18
75	1539.00	100	833.45
76	1513.35	101	791.73
77	1487.70	102	750.01
78	1462.05	103	708.28
79	1436.40	104	666.56
80	1410.75	105	624.83
81	1385.10	106	583.11
82	1359.45	107	541.39
83	1333.80	108	499.66
84	1308.15	109	457.94
85	1282.50	110	416.21
86	1256.85	111	374.49
87	1231.20	112	332.77
88	1205.55	113	291.04
89	1179.90	114	249.32
90	1154.25	115	207.59
91	1128.60	116	165.87
92	1102.95	117	124.15
93	1077.30	118	82.42
94	1051.65	119	40.70
95	1026.00	120	00.00
96	1000.35

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•

Partial Surrender Charge (face amount decrease). If less than all of the policy is surrendered, the amount withdrawn is a “partial surrender.” A charge is deducted from the policy value upon a partial surrender of the policy made during the first ten policy years. This is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value. We withdraw this amount from the investment options and the Guaranteed Interest Account in the same proportion as for the withdrawal.

A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease. This charge is intended to recoup the costs of issuing the policy.

•

Partial Surrender Fee. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

Transfer Charge

Currently we do not charge for transfers between investment options nor transfers to and from the GIA, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. This charge, if implemented, would be intended to recoup the cost of administering the transfer.

Loan Interest Charge

We charge your policy for outstanding loans.

In all states except New York and New Jersey, the loan interest rates in effect following the policy anniversary nearest the insured’s 65th birthday will be 2 1⁄4%. The rates in effect before the insured reaches age 65 will be:

Policy years 1-10:	4%
Policy years 11-15:	3%
Policy years 16 and thereafter:	2 1⁄4%

In New York and New Jersey only, the rates in effect before the Insured reaches age 65 will be:

Policy years 1-10:.	6%
Policy years 11-15:	5%
Policy years 16 and thereafter:	4 1⁄4%

Note that we can vary the amount of these rates with respect to specific policies that we issue.

Other Tax Charges

Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account.

We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.

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Underlying Fund Charges

Charges are deducted from, and expenses are paid out of, the assets of the underlying funds that are described in the prospectuses for the funds. We provide a table of these charges on our website, at www.nfg.com. Minimum and maximum fees and expenses as a percentage of daily net assets charged by the funds are shown in the section entitled “Total Annual Fund Operating Expenses.”

These fund charges and other expenses are described more fully in the respective fund prospectuses.

The Policy

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that variable investment option by the unit value of the investment option on the payment date. The manner in which unit values are calculated is set forth in the Statement of Additional Information, which is available free of charge.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to us at our Customer Service Office (see Glossary for the address). We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

The Contract

The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Nassau can agree to change or waive any provisions of the policy.

Suicide

If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy’s date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

Incontestability

We cannot contest this policy or any attached rider after it has been in force during the insured’s (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.

Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

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Misstatement of Age or Sex in the Application

If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

Contract Rights

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 85 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Contract Limitations

Assignment

The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

Purchasing a Policy

Underwriting Procedures

We base our rates on the insured person’s gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within 5 business days, in which case we will provide a policy refund, as outlined below.

Eligible Purchasers

We no longer make new sales of the policy. The discussion in this section concerning procedures for the purchase of policies is included for historical reference purposes.

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Any person up to the age of 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest as defined under state law in that life. In certain situations written notice, as defined by state laws and the Internal Revenue Code (“Code”), section 101 (j), may need to be provided to the insured and the insured may need to provide written consent to the coverage.

Premium Payments

The Individual Edge® policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Account. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. We will not apply your initial premium payment before we approve you for coverage. If you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. Subject to the limitations discussed in this section, the policy owner can change the planned premiums after providing written notice to our Customer Service Office. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to our Customer Service Office.

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person’s age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions on the valuation date we approve you for coverage assuming we have received your completed application in good order.

We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the money market investment option of the Separate Account. When your right to cancel expires we allocate the policy value among the investment options and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium expense charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25.

The policy will have a total premium limit determined by the Code Definition of Life Insurance and as shown on a schedule page to your policy. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. Such refund of excess premium will not be subject to a withdrawal charge. You may write to us and give us different

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instructions regarding the excess premium. The premium limit under the Code may be increased if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the definition of life insurance requirements of the Code.

We may delay the application of a subsequent premium payment if applying it would cause the policy to become a Modified Endowment Contract (“MEC”) under the Code. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.

For policies in which a material change has impacted the MEC testing procedure if the material change date no longer coincides with the policy anniversary, the procedure described above for holding payments may not apply.

Minimum Face Amount

The minimum initial face amount required to purchase this policy is $25,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Death Benefit,” “Requests for Increase in Face Amount,” and “Requests for Decrease in Face Amount” for more information.

Payment By Check

We may wait to credit your policy if you pay by check until your check has cleared your bank.

Automated Payments

You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue this service by contacting us at our Customer Service Office (see Glossary for the address). We must receive notification of account changes at our Customer Service Office (see Glossary for the address) at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days’ written notice to you.

Allocation of Premium

We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Accounts upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the

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entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant’s allocation instructions in the application for insurance.

Your current allocation instructions are what we will follow when determining how to allocate a premium payment we receive that lacks separate allocation instructions or that is not in good order with respect to its allocation instructions

Premium payments received by us will be reduced by a 2.25% state premium tax and by 1.50% for federal tax charges. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Nassau Life upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various investment options of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See “Transfer of Policy Value—Nonsystematic Transfers.”

Your Right to Cancel

State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.

The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:

•	the policy value on the date of cancellation; or

•	the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.

For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:

•	the current policy value less any debt; plus

•	any monthly deductions and other charges made under the policy.

For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

These policies are no longer offered for new sales. With respect to prior sales of the policy, we retained the right to decline to process an application within seven days of our receipt of the completed application for insurance, and then would return the premium paid.

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General

Postponement of Payments

We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:

•	we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;

With respect to transactions involving the subaccounts, we may postpone payment if any of the following applies:

•	the NYSE is closed other than customary weekend and holiday closings;

•	trading on the NYSE, as determined by the SEC, is restricted;

•

an emergency, as determined by the SEC, exists, as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; or

•	the SEC may by order permit for the protection of security holders.

Transfers also may be postponed under these circumstances.

Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.

Death Benefit

General

The death benefit under Option 1 equals the policy’s face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy’s face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured’s attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply. Neither death benefit option is irrevocable once elected—you are permitted to change your death benefit, and the change is processed on the monthly calculation day following our approval of your request.

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

Because the minimum death benefit is equal to the policy value on the date of death of the insured, the death benefit amount can be affected by factors impacting the policy value generally, such as the investment performance of the funds and the deduction of policy charges from the policy value.

The death benefit under the policy becomes effective when you acquire the policy and elect a death benefit (or are placed by default in the Option 1 death benefit, if you have made no election). We pay death benefit proceeds within 7 calendar days after our receipt of due proof of death. Please see the Payment of Proceeds section below, for additional information about how death benefit proceeds can be paid.

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Please see the following, as a hypothetical illustration of how each death benefit amount is determined:

Option 1: For example, if the policy’s face amount on the date of the insured’s death were $200,000 and the minimum death benefit were $250,000 (the policy value of $125,000 on the date of the insured’s death, increased by a percentage of 100%, as determined from a table in the policy), then the death benefit under Option 1 would be $250,000.

Option 2: For example, if the policy’s face amount on the date of the insured’s death were $200,000 and the minimum death benefit were $250,000 (the policy value of $125,000 on the date of the insured’s death, increased by a percentage of 100%, as determined from a table in the policy), then the death benefit under Option 2 would be $325,000 ($200,000 + $125,000).

Requests for Increase in Face Amount

Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The maximum face amount is $5,000,000. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increase in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new right to cancel period (see “Summary—Right to Cancel”) will be established for the amount of the increase.

Partial Surrender and Decreases in Face Amount: Effect on Death Benefit

A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from the policy value based on the amount of the decrease or partial surrender. If the charge is related to a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is related to a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences.

Requests for Decrease in Face Amount

You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease). A decrease in death benefit may have federal income tax consequences.

Other Benefits Available Under the Policy

In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits.

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Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Asset Allocation and Strategic Programs	Programs involving allocation of policy value to underlying funds designed to maximize returns and limit effects of market volatility for given level of risk tolerance	Standard	• May participate in only one program at a time • Programs may be discontinued or modified in the future
Asset Rebalancing Program	Automatically rebalances selected investment options to maintain original percentage allocations	Standard	• Cannot use while Dollar Cost Averaging Program in effect
Dollar Cost Averaging Program	You can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options and the Long-term Guaranteed Interest Account.	Standard

•  You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program

•  Dollar Cost Averaging Program is not available if you invest through a bank draft program. (The bank draft program allows the customer to make premium payments through a direct transfer of funds from a bank account)

•  Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect.

Death Benefit Protection Rider	Provides for a guaranteed amount of death benefit	Optional	• Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must equal at least $50,000 and the minimum issue age of the insured must be 20.
Purchase Protection Plan Rider	Allows you to purchase additional insurance protection without evidence of insurability	Optional	• Future dates on which you may purchase additional insurance are predetermined
Disability Waiver of Specified Premium Rider	Waives policy premium if insured is totally disabled and disability continues for at least six months	Optional	• Rider can be elected only on the policy issue date.
Accidental Death Benefit Rider	Pays additional death benefit if insured dies from bodily injury resulting from accident	Optional	• Death must occur no later than 90 days after the injury

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Living Benefits Rider	In the event of terminal illness of insured, makes an accelerated payment of up to 75% of policy’s death benefit	Optional	• Maximum benefit of $250,000 • Minimum face amount after accelerated benefit payment is $10,000
Whole Life Exchange Option Rider	Permits you to exchange policy for a fixed benefit whole life policy	Optional	• Rider is no longer available
Child Term Rider	Provides annually renewable term coverage on children of insured between 14 days old and age 18.	Optional	• Term insurance is renewable to age 25. • Must be elected at issue.
Family Term Rider	Provides annually renewable term insurance coverage to age 70 on the insured or members of insured’s immediate family who are at least 18 years of age.	Optional	• Must be elected at issue.
Cash Value Accumulation Rider	Permits you to pay more in premium than otherwise would be permitted.	Optional	• Must be elected before policy is issued.
Nassau Individual Edge Term Rider	Provides annually renewable term insurance coverage to age 100 on the life of the insured under the base policy	Optional	• Must be elected at issue.
Age 100+ Rider	Maintains full death benefit after insured’s age 100	Optional	• Cash surrender value must be greater than zero
LifePlan Options Rider	At 5th, 10th, and 15th year policy anniversaries, allows certain policy options to be exercised (e.g., reduce base policy face amount without incurring surrender charge)	Optional	• To the extent there is an increase in face amount, there will be an increase in the cost of insurance.
Policy loan	Loan feature allows you to take loans, using policy value as collateral	Optional

•  We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

•  Amounts taken as a policy loan (a) do not participate in the performance of the variable investment options (b) may reduce the policy value, cash surrender value and death benefit (c) may increase the risk of lapse and (d) have tax consequences.

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Optional Insurance Benefits

You may elect additional benefits under a policy, and you may cancel these benefits at any time. A charge will be deducted monthly from the policy value for each additional rider benefit chosen, except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available, and additional riders may be available as described in the policy (if approved in your state). A full surrender of the base policy or a partial surrender thereunder will not affect benefits that were available immediately prior to the date of the surrender under one of the term insurance riders (e.g., the Child Term Rider).

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Disability Waiver of Specified Premium Rider. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured’s 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. This rider must be elected upon policy issuance. For example, assume that the insured becomes totally disabled at age 63 and that the total disability is permanent. In that case, the specified premium will be waived from the beginning of total disability at age 63 until the policy anniversary nearest the insured’s 65th birthday, but will not be waived thereafter.

•	Accidental Death Benefit Rider. An additional death benefit will be paid before the policy anniversary nearest the insured’s 75th birthday, if:

•	the insured dies from bodily injury that results from a covered accident; and

•	the insured dies no later than 90 days after injury.

We assess a monthly charge for this rider. This rider is elected at issue. For example, under the rider if the insured gets into a serious accident at age 73 and dies two months after the accident, then the additional death benefit would be paid.

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Death Benefit Protection Rider. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid.

Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

1)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 70th birthday or policy year seven;

2)	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 80th birthday or policy year 10;

3)	death benefit guaranteed until the policy anniversary nearest the insured’s 100th birthday.

Death benefit guarantee periods 1 or 2 may be extended provided that the policy’s cash surrender value is sufficient and you pay the new minimum required premium.

For policies issued in New York, two guarantee periods are available:

1)	The policy anniversary nearest the Insured’s 75th birthday or the 10th policy year; or

2)	The policy anniversary nearest the Insured’s 100th birthday.

For example, assume that the policy is issued to a 60 year old insured outside New York with a $100,000 face amount, Death Benefit Protection Rider guarantee period #1 is elected, and there is no subsequent

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increase or decrease in the face amount. In that case, the death benefit is guaranteed at the initial face amount until the policy anniversary nearest the insured’s 70th birthday.

•	Purchase Protection Plan Rider. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

Under this rider, you can increase the face amount of the policy on one of the allowable dates set out in the rider, without presenting evidence of insurability.

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Living Benefit Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

This rider is automatically attached to the policy at issue. However, the rider is not available with qualified plans. For example, assume that the policy death benefit is equal to the $100,000 face amount and that the insured becomes terminally ill. In that scenario, the insured could request an accelerated payment of up to $75,000.

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Cash Value Accumulation Rider. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider. You could not, for example, buy the policy and then 6 months later add the Cash Value Accumulation Rider.

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Child Term Rider. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child’s 25th birthday.

We assess a monthly charge for this rider. This rider is elected at issue, at adoption, or at birth (child must be at least 14 days old).

For example, a month after a daughter is born, you could acquire the Child Term Rider and thereby get annually renewable term life insurance on her life.

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Family Term Rider. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured’s immediate family who are at least 18 years of age. The rider is fully convertible through age 70 for each insured to either a fixed benefit or variable policy.

We assess a monthly charge for this rider. This rider is elected at issue.

For example, under this rider you could acquire term life insurance on your 60 year old brother, which coverage would continue until your brother reaches age 70.

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Nassau Individual Edge Term Rider. This rider provides annually renewable term insurance coverage to age 100 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed four times the initial face amount of the policy. This rider is elected at issue.

For example, you could acquire this rider at age 80 and it would provide annually renewable term insurance to age 100.

•	Age 100+ Rider. This rider maintains the full death benefit under the policy after the insured’s age 100, as long as the cash surrender value is greater than zero. There is no charge for this rider.

For example, if the policy death benefit were $150,000 with a cash surrender value of $125,000, then under this rider your death benefit would remain at $150,000 even past the date you turn age 100.

•	LifePlan Options Rider. At specified 5th, 10th and 15th year policy Anniversaries, subject to various limitations as set forth in the rider, the following policy options may be exercised or elected.

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1)	An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.

2)	An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.

3)	An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until the 10th policy anniversary.

While there is no charge for this rider, if you select option 1, you will incur an increase in your cost of insurance due to the increase in face amount. For policies issued on or after September 3, 2002, this Rider is not available with any policy issued as part of a qualified plan. This rider will automatically be attached to the policy at issue.

For example, under this rider on the 10th policy anniversary you could increase the policy face amount to $1,000,000 without undergoing a medical exam (although other traditional underwriting rules still will apply).

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Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the investment option values next determined on the valuation date that we receive your transfer request in good order, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.

We do not charge for these programs.

Asset Rebalancing Program

Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Business Day. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Business Day. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts.

You may start or discontinue this program at any time by submitting a written request to our Customer Service Office. The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging program is in effect. We do not charge for this program.

Dollar Cost Averaging Program

Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) and the Long-term Guaranteed Interest Account. You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

• $75 quarterly	• $150 semiannually

• $300 annually	• $300 annually

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You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date.

You may start or discontinue this program at any time by submitting a written request to our Customer Service Office. Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

Enhanced Dollar Cost Averaging Program

We may at different times offer an Enhanced Dollar Cost Averaging Program that can offer a higher interest rate during selected periods. This program will not be offered at the same time as the standard Dollar Cost Averaging program. Under this program, the first net premium payment will be held in the money market investment option of the Separate Account and then transferred to the source account at the end of the policy’s right to cancel period. The source account is an account within the Guaranteed Interest Account. If you elect this program, monthly transfers from the source account to the target accounts you establish will begin on the first monthly calculation day following the end of the right to cancel period. The Enhanced Dollar Cost Averaging interest rate will be guaranteed from the end of the right to cancel period for six months or to the first policy anniversary, depending on the period you chose when you elected the Enhanced Dollar Cost Averaging Program. This may be substantially less than a full year if the policy has been backdated to save age.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

Currently, if you elect to participate in the Franklin Templeton Founding Investment Strategy with monthly rebalancing (other investment strategies have been available with Dollar Cost Averaging in the past), then you may also elect to participate in Enhanced Dollar Cost Averaging.

If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the asset allocation program in effect for your policy.

Additional Programs

You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

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We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation (closed to new investors effective June 22, 2009), and Morningstar Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is no additional charge for participating in these programs and options.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective policy owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as move to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting us at our Customer Service Office (see Glossary for the address). If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available:

Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Income Securities Fund – 34%

•	Mutual Shares Securities Fund – 33%

•	Templeton Growth Securities Fund – 33%

Phoenix-Ibbotson Strategic Asset Allocation

(Closed to new investors effective June 22, 2009)

Nassau Life and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:

•	Conservative Portfolio

•	Moderately Conservative Portfolio

•	Moderate Portfolio

•	Moderately Aggressive Portfolio

•	Aggressive Portfolio

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On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request that we do so.

If you elect to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on and after September 10, 2007, on an annual basis we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy.

You should consult with your registered representative for the most current information on this program and the options within the program.

Morningstar Asset Allocation Series

The Morningstar Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFs, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

•	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Balanced ETF Asset Allocation Portfolio – Class II

•	Morningstar Growth ETF Asset Allocation Portfolio – Class II

•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

Payment of Proceeds

Surrender and Death Benefit Proceeds

Death benefit proceeds will be determined as of the date of death, and we will process payment of the death benefit upon our receipt of due proof of death. The amount of a full or partial surrender will be determined at the unit value next computed after we receive the request for surrender, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days. If you do not elect a single lump sum, unless otherwise provided for by applicable law, the death benefit proceeds of more than $5000 payable to an individual or trust will be applied to a retained asset account known as the Concierge Account (“CA”). The CA is generally not offered to corporations or similar entities. A beneficiary may also elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.
The CA is part of our General Account. It is not a checking or bank account and is not insured by the FDIC, NCUSIF, or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the CA. As part of our General Account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the CA. The guarantee of principal is based on the claims-paying ability of the company and principal is covered by the state guarantee association. Interest paid on amounts in the CA is taxable as ordinary income in the year such interest is credited. Please consult a tax advisor.

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Payment of the death proceeds may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

Unclaimed Property

States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.

Payment Options

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

Option 1—Lump Sum

Payment in one lump sum.

Option 2—Left to Earn Interest

A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

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Option 3—Payment for a Specific Period

Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4—Life Annuity with Specified Period Certain

Equal installments are paid until the later of:

•	the death of the payee; or

•	the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

•	10 years;

•	20 years; or

•	until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3% per year.

Option 5—Life Annuity

Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. If the payee dies before the second payment is made, no additional annuity payments will be made thereafter. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3% per year.

Option 6—Payments of a Specified Amount

Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year.

This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

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Option 7—Joint Survivorship Annuity with 10-year Period Certain

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

•	the end of the 10-year period certain;

•	the death of the insured; or

•	the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.

Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3% per year.

For additional information concerning the above payment options, see the policy.

Surrenders

General

At any time during the lifetime of the insured and while the policy is in force, you may surrender the policy by sending to our Customer Service Office (see Glossary for contact information) a written release and surrender in a form satisfactory to us. For a full surrender, we may require you to send the policy to us. The amount available for surrender is the surrender value at the end of the valuation period during which the surrender request is received at our Customer Service Office (see Glossary for contact information).

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See “General Provisions—Postponement of Payments.” For the federal tax effects of partial and full surrenders, see “Federal Income Tax Considerations.”

Full Surrenders

If the policy is being fully surrendered, the policy itself must be returned to our Customer Service Office (see Glossary for contact information), along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See “Conditional Charges—Surrender Charge” and “Payment Options.” Full surrender of the policy terminates all rights you had in the base policy. However, a full surrender of the base policy or a partial surrender thereunder will not affect benefits that were available immediately prior to the date of the surrender under one of the term insurance riders (e.g., the Child Term Rider).

Partial Surrenders

You may obtain a partial surrender of the policy by requesting payment of a portion of the policy’s cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to our Customer Service Office (see Glossary for contact information). We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under “Payment of Proceeds—Payment Options.”

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any investment option or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that investment option or the Guaranteed Interest Account.

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Upon a partial surrender, the policy value will be reduced by the sum of the following:

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The partial surrender amount paid—this amount comes from a reduction in the policy’s share in the value of each investment option or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each investment option will be made in the same manner as that provided for monthly deductions.

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The partial surrender fee—this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each investment option or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

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A partial surrender charge—this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the investment option or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. If your policy has Death Benefit Option 1, the face amount of the policy will be reduced by the same amount as the policy value is reduced as described above. Because the benefit amount under the Living Benefit Rider is a percentage of the base policy’s death benefit, a partial surrender that reduces the death benefit amount under the base policy would result in a corresponding reduction to the benefit amount under the Living Benefit Rider.

Processing and Payment of Surrenders, Withdrawals

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our Customer Service Office (see Glossary for contact information) by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Transfer of Policy Value

Internet and Telephone Transfers

You may transfer your policy value among the available investment options and the GIA and make changes to your premium allocation by Internet or telephone. You may also contact our Customer Service Office (see Glossary for address) The Company may discontinue any of these options and may provide other options at any time. We will execute transfer requests as of the valuation date we receive them in good order.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit. For more information, see “Market Timing and Other Disruptive Trading.”

You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.

Nassau Life will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. Nassau Life may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Nassau Life reasonably believe to be genuine.

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We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions

We do not permit transfers of less than $500 unless either:

•	the entire balance in the investment option or the Guaranteed Interest Account is being transferred; or

•	the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Account be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at any time.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

•

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

•	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

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•

restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges),

•	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

•	implement and administer redemption fees imposed by one or more of the underlying funds, or

•	impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Nassau Life and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Nassau Life has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information

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sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

Policy Loans

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each investment option or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only), compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the investment options or the Guaranteed Interest Accounts in accordance with your most recent premium allocation schedule on file.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The investment options or the Guaranteed Interest Accounts will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the investment options as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied as loan repayments unless specified as premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force until the debt is fully repaid.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen investment options or at the rate we credit the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. Loans can also reduce your policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

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The proceeds of policy loans may be subject to federal income tax. See “Federal Income Tax Considerations.” In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Nassau Life policy.

•

In all states except New York and New Jersey, the rates in effect following the policy anniversary nearest the insured’s 65th birthday will be 2 1⁄4%. The rates in effect before the insured reaches age 65 will be:

Policy years 1-10:	4%
Policy years 11-15:	3%
Policy years 16 and thereafter:	2 1⁄4%

•	In New York and New Jersey only, the rates in effect before the Insured reaches age 65 will be:

Policy years 1-10:	6%
Policy years 11-15:	5%
Policy years 16 and thereafter:	4 1⁄4%

You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your investment options and the nonloaned portion of the Guaranteed Interest or the Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the investment options or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy’s gross death benefit, because the policy value is exclusive of the gross death benefit amount. A policy loan can also have an effect on the policy’s death benefit under Death Benefit Option 2 due to any resulting differences in policy value.

If the investment options or the nonloaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the investment options or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy’s death benefit due to any resulting differences in policy value, under Death Benefit Option 2.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Lapse and Reinstatement

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force until the death of the insured.

If on any monthly calculation day during the first 8 policy years, the policy value less outstanding debt is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an

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amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing.

During the grace period, the policy will continue in force but investment option transfers and loans will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. Generally, if your policy lapses, it may not be reinstated. However, for Maine residents only: if the policy is in default because of organic brain disease of the Owner, the policy may be reinstated without evidence of insurability if proof of organic brain disease is provided to the satisfaction of the Company.

If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the investment options or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of “excess” premium to be applied to the investment options or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a death benefit guarantee was in effect for the policy.

Please note that if the policy lapses during the first ten policy years, surrender charges will apply.

Federal Income Tax Considerations

Introduction

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.

Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or contract as necessary for it to satisfy the “Definition of Life Insurance” and to avoid classification of the contract or policy as a “Modified Endowment Contract,” as set forth in the Internal Revenue Code (the “Code”) and as interpreted by the IRS. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.

Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code. In addition, this section refers to “insured”; where applicable, the same rules apply in the case of multiple “insureds”.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance

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Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy/Contract Benefits

State and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyholder or beneficiary. A qualified tax advisor should be consulted on these consequences.

Tax Treatment as Life Insurance

In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the contract are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the contract’s investments (described below), owner/investor control (discussed below), and the necessity that the contract be life insurance under applicable law.

With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning contract funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.

Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the contract.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the contract. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance.

Since Code section 7702 imposes certain conditions with respect to premiums received under a contract, we monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.

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The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Death Benefit Proceeds

Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income, as long as the contract remains in force and there is no change in the death benefit.

In addition to the necessity to return premiums, as described above, depending on the performance of the contract, from time to time, it may be become necessary to increase the death benefit in order to satisfy the Cash Value Corridor. Any such increase is in effect only as long as required to satisfy this corridor and is not permanent.

Under specified circumstances, the policyholder may request that the death benefit be increased or decreased. Under recent Internal Revenue Service guidance, such a decrease or increase may have federal income tax ramifications.

Full Surrender

Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes.

If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.

A contract that lapses is treated as a full surrender for federal income tax purposes.

The full surrender of a contract that is a Modified Endowment Contract (“MEC”), as described herein, may result in the imposition of an additional 10% tax on any income received.

Withdrawal

Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the contract. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the MEC provisions.

Loans

We believe that any loan received under a contract will be treated as your indebtedness. If the contract is a MEC, loans are fully taxable to the extent of income on the contract and are possibly subject to an additional

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10% tax. If the contract is not a MEC, we believe that no part of any loan under a contract will constitute income to you as long as the contract remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.

The deductibility by a policyholder of loan interest under a contract is limited under Code section 264. In most cases, there is no interest deduction permitted.

Sale of Contract

Upon a sale of the policy to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the policy. The IRS provided in Revenue Ruling 2020-5 (Internal Revenue Bulletin 2020-9) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is not reduced for the cost of insurance charges. Revenue Ruling 2020-5 is effective for transactions entered into on or after August 26, 2009. Additional information reporting may apply in the event of a sale of a policy. In this information reporting, we would be required to provide specific information to the IRS concerning the basis of the policy.

Net Investment Income Additional Tax

In 2013, the United States Department of the Treasury issued regulations under section 1411 of the Internal Revenue Code. These regulations indicate that there are situations under which amounts received under a life insurance policy may be included in the definition of “net investment income” for purposes of section 1411 of the Code. Certain patterns of taxable income from a life insurance contract could be treated as if received from an annuity. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 applies to taxpayers whose modified adjusted gross income exceeds the threshold amount. The threshold amount is $250,000 in the case of a joint return or surviving spouse, $125,000 in the case of a married individual filing a separate return, and $200,000 in any other case. The threshold amount may be subject to modification, but is not indexed for inflation.

Business and Corporate-Owned Contracts

If the policy is owned by an entity that is not a natural person, there are Code provisions that impact the tax treatment of premiums, loan interest, policy earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the policy. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a policy insuring the life of an individual who is not an owner of the policy, or an officer, director, or employee of the policyholder’s business. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

For an employer-owned life insurance policy under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the IRS. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). A tax advisor should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

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Modified Endowment Contracts (“MEC”)

General

The premiums paid into a life insurance contract are required to be tested under the “7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.

If the contract is classified as a MEC, there is no change to the contractual terms of the contract; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain at the time of the loan or distribution (the excess of cash value over premiums paid).

There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be required to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.

We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would cause MEC status, we will advise the policyholder that the excess premium will cause MEC status and will take steps to have the amounts removed from the contract. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years

If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.

Distributions Affected

If a contract fails the MEC test, it is considered a MEC as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.

Penalty Tax

Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:

•	made on or after the taxpayer attains age 59 1⁄2

•	attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or

•

part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

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Material Change Rules

Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.

A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of MECs

All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.

Limitations on Mortality and Expense Charges

The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.

Qualified Plans

A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor. If this contract is used in this connection, we are specifically not the plan administrator or trustee and we are not providing any guidance or assistance regarding any qualified plan rules. We may require that the plan administrator or trustee be identified in a specific form or document.

Diversification Regulations

Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

•	55% in any one investment

•	70% in any two investments

•	80% in any three investments

•	90% in any four investments

A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

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We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.

Owner/Investor Control

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets in the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate accounts. There is little guidance in this area, and some features of the policies, such as the flexibility of the policyowner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over separate account assets, we reserve the right to modify the policies as necessary to prevent a policyowner from being treated as the owner of the separate account assets supporting the policy.

Change or Assignment of Ownership, Exchange of Policies or Change of Insured

Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which there is no change in the identity of the insured or policyholder, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, long-term care contract, or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. At the time of the exchange, the contract is generally treated as newly issued and is subject to tax rules in place at the time of the exchange. If the original contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, the amount of the loan on the original contract may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.

Other Taxes

A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.

Withholding and Information Reporting

We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of

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federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that ownership of a life insurance policy at time of death may result in federal estate taxes and that in certain circumstances, the death benefit may also be subject to these taxes. Consult an estate planning advisor for more information.

Gifting an existing life insurance contract/policy to another person, including a trust, can result in the assessment of gift taxes.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.

We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Principal Underwriter

The Company has appointed 1851 Securities, Inc. (“1851”) to serve as the principal underwriter of the securities offered through this prospectus, pursuant to the terms of a underwriting agreement. 1851, which is an affiliate of the Company, also acts as the principal underwriter of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company or an affiliate reimburses 1851 for expenses 1851 incurs in underwriting the policies (e.g., commissions payable to retail broker-dealers who sell the policies). 1851 does not retain any fees under the policies; however, 1851 may receive 12b-1 fees from the underlying funds.

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1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of FINRA.

1851 and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company has offered the policy in jurisdictions where it is licensed to do business and where the policy is approved.

Compensation

Broker-dealers having selling agreements with 1851 and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker- dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or 1851 may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. The Company will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment

We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

To the extent permitted by FINRA rules and other applicable laws and regulations, 1851 may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Cyber Security and Business Continuity Risks.

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility

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outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

Nassau Life (NNY) – Legal Proceedings

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration, or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in the Company’s financial statements nor to have a material adverse effect on the principal underwriter. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods with respect to each of the Company and the principal underwriter.

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California Lapse Litigation: The Company is currently defending two putative class actions filed against Foresters Life and Annuity Insurance Company (“FLIAC”), which was merged into the Company effective July 8, 2020. Both cases allege FLIAC lapsed life insurance policies without fully complying with California Insurance Code §§ 10113.71 and 10113. 72 (the “Statutes”). The California Supreme Court held in McHugh v. Protective Life Insurance that the Statues applied to all life insurance policies issued and delivered in California, including those issued before the Statutes were enacted on January 1, 2013. The cases each purport to seek certification of a class comprised of all California policyowners whose policies lapsed without FLIAC first fully complying with the Statutes from January 1, 2013 through the present. As detailed below, neither case has resulted in a class being certified and both are currently proceeding as individual cases covering only the claims of the named plaintiffs.

Siino v. Foresters Life and Annuity Insurance Company: A putative class action was filed on April 28, 2020 against FLIAC. Plaintiff sought various forms of declaratory relief and asserted claims for breach of contract and violations of California’s Unfair Competition Law. On April 30, 2021, Plaintiff filed a motion for class certification. On January 12, 2022, the district court denied Plaintiff’s motion for class certification. Plaintiff filed a motion for partial summary judgment on her declaratory relief claim on December 8, 2022. On July 7, 2023, the district court entered an order granting in part and denying in part the requested relief. On August 11, 2023, Plaintiff requested dismissal of her remaining causes of action with prejudice, and requested final judgment in the case. The district court dismissed the remaining claims on August 14, 2023. FLIAC appealed the summary judgment decision to the United States Court of Appeals for the Ninth Circuit on September 12, 2023. Plaintiff filed a cross-appeal on September 18, 2023, challenging the district court’s denial of class certification. FLIAC filed its opening brief on February 6, 2024, and Plaintiff currently has a May 6, 2024 deadline to file her opening brief. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

Velez v. Foresters Life and Annuity Insurance Company: A putative class action was filed in the Los Angeles County California Superior Court on October 27, 2022 against FLIAC. Plaintiff seeks declaratory relief and asserts claims under California’s Unfair Competition Law. FLIAC removed the case to the United States District Court for the Central District of California on December 9, 2022. On August 15, 2023, Plaintiffs filed their motion for class certification. Plaintiffs later voluntarily withdrew their motion for class certification on October 18, 2023. On April 1, 2024, the parties filed a joint stipulation to stay the case in light of the appeal to the United States Court of Appeals for the Ninth Circuit in Siino v. Foresters Life and Annuity Insurance Company. The Court entered an order granting the stay on April 3, 2024. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

Financial Statements

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

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APPENDIX A—Investment Options Available Under The Policy

The following is a list of underlying funds available under the policy. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000002. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Updated performance information is available at: https://nfg.com/product-performance.html.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Long-term capital appreciation.	Alger Capital Appreciation Portfolio[1],[2] (Class 1-2 Shares)—Fred Alger Management, LLC	0.95%	43.13%	15.43%	12.54%
To seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	CVT S&P MidCap 400 Index Portfolio[3] (Class I)—Calvert Research and Management Ameritas Investment Partners, Inc.	0.33%	16.12%	12.28%	8.90%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Class A)[3]—DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.25%	26%	15.40%	11.74%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP (Class A)[3]—DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.38%	16.76%	9.67%	6.89%
To provide current income.	Federated Hermes Fund for U.S. Government Securities II3—Federated Investment Management Company	0.78%	4.19%	-0.11%	0.90%
To seek high current income.	Federated Hermes High Income Bond Fund II3—Federated Investment Management Company	0.81%	12.71%	4.75%	4.13%
To provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3—Federal Investment Management Company	0.63%	4.52%	1.49%	0.90%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.66%	33.34%	16.54%	11.50%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.69%	45.51%	18.97%	15.61%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.68%	36.09%	19.52%	14.68%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.48%	6.12%	1.87%	2.24%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund (Class 2)—Franklin Advisers, Inc.	0.71%	8.62%	6.98%	5.01%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2)—Franklin Mutual Advisors, LLC	0.93%	13.46%	7.82%	5.43%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1],2—Security Investors, LLC, which operates under the name Guggenheim Investments	1.92%	12.75%	5.76%	3.32%
To seek capital appreciation.	Invesco V.I. American Franchise Fund (Series I Shares)—Invesco Advisers, Inc.	0.86%	40.93%	16.16%	11.70%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II Shares)—Invesco Advisers, Inc.	0.81%	10.24%	9.64%	6.78%
Long-term growth of capital.	Invesco V.I. Core Equity Fund[1,2] (Series I Shares)—Invesco Advisers, Inc.	0.80%	23.36%	12.95%	7.79%
To seek capital appreciation.	Invesco V.I. Capital Appreciation Fund (Series II Shares)[3]—Invesco Advisers, Inc.	1.05%	35.03%	16.10%	11.28%
To seek capital appreciation.	Invesco V.I. Global Fund (Series II Shares)—Invesco Advisers, Inc.	1.07%	34.45%	12.02%	8.21%
Long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®[1,2] (Series I Shares)—Invesco Advisers, Inc.	0.94%	14.47%	10.32%	6.45%
To seek capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares)—Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
Long-term capital appreciation.	Lazard Retirement U.S. Small Cap Equity Select Portfolio (Service Shares)[1,2,3]—Lazard Asset Management LLC	1.15%	10.02%	9.10%	6.73%
To seek high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio (Class VC shares)—Lord, Abbett & Co. LLC	0.89%	6.55%	3.14%	3.49%
Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Growth and Income Portfolio (Class VC shares)—Lord, Abbett & Co. LLC	0.92%	13.19%	10.72%	7.81%
To seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord Abbett Mid Cap Stock Portfolio (Class VC shares)—Lord, Abbett & Co. LLC	1.15%	15.42%	10.64%	6.51%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	16.88%	10.04%	7.06%
Seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	12.82%	6.68%	4.99%
Seeks to provide investors with current income and capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	15.72%	8.64%	6.20%
Seeks to provide investors with current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	10.59%	4.74%	3.67%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S)[3]—Neuberger Berman Investment Advisers LLC	1.11%	-28.83%	6.77%	9.95%
The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)[3]—Neuberger Berman Investment Advisers LLC	1.17%	-18.65%	7.14%	10.64%
Seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments back by a portfolio of inflation-indexed securities and other Fixed Income Instruments.	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class)—Pacific Investment Management Company LLC	1.64%	-7.93%	8.46%	-0.90%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments.	PIMCO VIT Real Return Portfolio (Advisor Class)—Pacific Investment Management Company LLC	1.01%	3.57%	3.05%	2.15%
Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.	PIMCO VIT Total Return Portfolio (Advisor Class)—Pacific Investment Management Company LLC	0.92%	5.83%	0.98%	1.60%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis.	Rydex VT Inverse Government Long Bond Strategy Fund[1,2,3]—Security Investors, LLC, which operates under the name Guggenheim Investments	5.02%	4.22%	1.03%	-3.28%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.	Rydex VT Nova Fund[1,2,3]—Security Investors, LLC, which operates under the name Guggenheim Investments	1.72%	35.06%	18.45%	14.14%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares)[3]—Templeton Asset Management Ltd. Franklin Templeton Investment Management Limited	1.35%	12.62%	4.22%	2.32%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 Shares)[3]—Templeton Investment Counsel, LLC	1.07%	20.76%	5.27%	1.28%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 Shares)[3]—Templeton Global Advisors Limited Templeton Asset Management Ltd	1.12%	21.01%	6.47%	3.24%
Capital appreciation and current income.	TVST Touchstone Balanced Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.80%	18.61%	11.29%	7.80%
High Level of current income consistent with preservation of capital. Capital appreciation is secondary.	TVST Touchstone Bond Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.63%	6.07%	1.82%	1.43%
Capital appreciation.	TVST Touchstone Common Stock Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.73%	26.66%	16.22%	11.29%
Growth of Capital.	TVST Touchstone Small Company Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.76%	16.60%	12.29%	9.49%
Long-term growth of capital.	Virtus KAR Capital Growth Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.01%	34.71%	15.19%	11.97%
Capital appreciation and current income.	Virtus KAR Equity Income Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	0.96%	1.49%	11.46%	7.25%
High total return consistent with reasonable risk.	Virtus SGA International Growth Series A3—Virtus Investment Advisers, Inc. Sustainable Growth Advisers, LP	1.12%	18.00%	8.80%	2.23%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series A3—Virtus Investment Advisers, Inc. Newfleet Asset Management, LLC	0.93%	8.69%	3.19%	2.94%
Capital appreciation and income with approximately equal emphasis.	Virtus Duff & Phelps Real Estate Securities Series A3—Virtus Investment Advisers, Inc. Duff & Phelps Investment Management Co.	1.08%	11.03%	8.55%	7.95%
Long-term capital growth.	Virtus KAR Small-Cap Growth Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.12%	19.70%	11.70%	13.85%
Long-term capital appreciation.	Virtus KAR Small-Cap Value Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.08%	19.05%	11.80%	8.42%
High total return over an extended period of time consistent with prudent investment risk.	Virtus Tactical Allocation Series (Class A Shares)[3]—Virtus Investment Advisers, Inc. Kayne Anderson Ruddick Investment Management, LLC and NewFleet Asset Management, LLC (fixed)	0.96%	22.22%	9.03%	5.87%
Long Term Capital Appreciation.	Wanger International[3]—Columbia Wanger Asset Management, LLC	1.20%	16.95%	6.45%	3.50%
Long Term Capital Appreciation.	Wanger Acorn[3]—Columbia Wanger Asset Management, LLC	0.95%	21.74%	7.51%	7.20%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

[3]	The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

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APPENDIX B: STATE-SPECIFIC POLICY VARIATIONS

Individual Edge

New York Policy Variations

•	The Long Term GIA is not yet available.

•

During the free look period, the policy value will be invested in a money market subaccount and the policyholder has the right to cancel the policy and receive a refund of the premiums paid (less any withdrawals and policy debt).

•	An administrative charge is applied in all policy years.

The current charge is $5.00 per month.

The guaranteed charge is $7.50 per month.

•	Nassau Life reserves the right to:

•	charge a transfer fee of $10 per transfer after the first 12 transfers in each contract year;

•	limit the number of transfers to 12 per contract year;

•	require transfers from subaccounts be a minimum of $500, or the entire subaccount balance if less.

•

The loan interest rate credited on loaned policy values is 4.0%. The loan interest rate charged against loaned policy values is 6.0% for policy years 1-10 (or until policy anniversary nearest age 65 if sooner), 5.0% for policy years 11-15, and 4.5% for policy years 16+.

•	The policy does have a maturity date and is equal to the policy anniversary nearest the insured’s age of 100.

•	For the Age 100+ Rider:

The rider extends the base policy’s coverage. The Individual Term Rider is not available.

•	For the Disability Benefit Rider:

The rider credits a monthly benefit to the policy and waives the monthly deductions in the event a covered insured suffers a qualifying long term disability.

•	For the Family Term Rider and Child Term Rider:

A conversion allowance (“credit”) equal to 80% of the rider’s first year COI is given to reduce the first year premium of the new converted policy.

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Additional information about the Individual Edge® (the “Policy”) and the Nassau Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated May 1, 2024, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to our Customer Service Office (see glossary for contact information) or by telephone (800) 541-0171.

Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier number: C000074752

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[Version A]

Flex Edge

Nassau Life Variable Universal Life Account

Issued by: Nassau Life Insurance Company

PROSPECTUS	May 1, 2024

This prospectus describes a flexible premium fixed and variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the investment options of the Nassau Life Variable Universal Life Account (“Separate Account”). The investment options purchase, at net asset value, shares of the mutual funds listed in Appendix A: Investment Options Available Under The Policy. We no longer make new sales of this policy.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested.

For general information, you may send an email request to customer_contact_center@nfg.com.

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1

2

GLOSSARY OF SPECIAL TERMS

The following is a list of terms and their meanings when used in this prospectus.

Administrative Office: The office set forth on the cover page of this prospectus.

Attained age: The age of the insured on the birthday nearest the most recent policy anniversary.

Cash surrender value: The cash surrender value is the policy value less any applicable surrender charge on the date of surrender and less any debt.

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758572, Topeka, Kansas 66675-8572. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 572, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30 am – 6:00 pm EST and the fax number is 1-785-368-1386.

Death benefit option: The type of death benefit described in effect.

Debt: Unpaid policy loans with accrued interest.

Due proof of death: A certified death certificate, or an order of a court of competent jurisdiction, or any other proof acceptable to us.

In force: The policy has not terminated or otherwise lapsed in accordance with the grace period and lapse provision.

In writing (written notice, written request): Is a written form signed by you, satisfactory to us and received by us.

Investment Options: The accounts within our Separate Account to which nonloaned assets under the policy are allocated. (which also may be referred to in this prospectus as the “variable investment options”).

Monthly calculation day: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same days of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

Nassau Life: Nassau Life Insurance Company, which we may refer to in this prospectus also as “we”, “our”, or “us”

Net amount at risk: On a monthly calculation day it is the death benefit minus the policy value prior to the deduction of the cost of insurance charge. On any other day it is the death benefit minus the policy value.

Payment date: The valuation date on which a premium payment or loan repayment is received by us unless it is received after the close of the New York Stock Exchange in which case it will be the next valuation date.

Policy anniversary: The anniversary of the policy date.

Policy date: The policy date shown on the schedule pages from which policy years and policy anniversaries are measured.

Policy month: The period from one monthly calculation date up to, but not including, the next monthly calculation date.

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Policy value: The sum of your policy’s share in the value of each investment option plus the value of your policy allocated to the Guaranteed Interest Account.

Policy year: The first policy year is the one-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the one-year period from the policy anniversary up to, but not including, the next policy anniversary.

Separate Account: Nassau Life Variable Universal Life Account

Unit: A standard of measurement used to determine the share of this policy in the value of each investment option of the Separate Account.

Valuation Date: A valuation date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.

Valuation Period: The period in days from the end of one valuation date through the next valuation date.

You (your): The owner of this policy at the time an owner’s right is exercised.

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Important Information You Should Consider About the Policy

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Charges for Early Withdrawals

During the first ten policy years, a surrender charge will apply if you surrender the policy, allow the policy to lapse, or reduce the policy face amount. The maximum surrender charge that you can pay while you own the policy is equal to 0.50% of the policy face amount plus 30.00% of premiums paid.

For example, for a policy with a $100,000 face amount and $20,000 in premiums paid, the maximum full surrender charge would be $500 + $6000, or $6500.

Fee Tables; Charges and Deductions
Transaction Charges	In addition to the surrender charge, you also may be charged for other transactions. Specifically: (a) a partial surrender fee is imposed on all partial surrenders, and a partial surrender charge is imposed on any partial surrender and any decrease in face amount made during the first 10 policy years (b) an issue expense and face amount increase charge, deducted during the first 12 months after policy issue or after a face amount increase (c) a state premium tax charge, which may be deducted from premium payments you make (d) a transfer charge, which we reserve the right to deduct after the first two transfers in any given policy year.	Fee Tables; Charges and Deductions
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include the cost of insurance charge the administrative charge, the mortality and expense risk charge, the loan interest charge, and the charge for any optional rider you have elected. Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification. You should view the policy specifications page of your policy for the rates applicable to your policy.	Fee Tables; Charges and Deductions

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FEES AND EXPENSES				LOCATION IN PROSPECTUS
You will also bear expenses associated with the underlying funds under the policy, as shown in the following table

	ANNUAL FEE	MIN.	MAX.
	Investment options (underlying fund fees and expenses)*	0.27%	5.13%
* As a percentage of underlying fund assets. The fees of the funds are as of 12/31/23, and such fees can vary over time.

RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the policy.			Principal Risks of Investment in the Policy
Not a Short-Term Investment

•   A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   We may apply a surrender charge with respect to any surrender you make from the policy.

•   A surrender may also reduce your policy’s face amount and death benefit, and may have adverse tax consequences.

•   You can avoid surrender charges and such possible adverse tax consequences by holding your policy for the long-term and minimizing surrenders.

•   Tax deferral generally is more beneficial to investors with a long time horizon.

Principal Risks of Investment in the Policy; Charges and Deductions; Federal Tax Considerations
Risks Associated with Investment Options

•   An investment in this policy is subject to the risk of poor investment performance of the funds you choose, which performance can vary among the funds.

•   Each fund (as well as the GIA) has its own unique risks.

•   You should review the investment options before making an investment decision.

Principal Risks of Investment in the Policy; The Guaranteed Interest Account; Appendix A: Investment Options Available Under The Policy
Insurance Company Risks	An investment in the policy is subject to the risks related to Nassau Life, including that any obligations (including under the GIA), guarantees, or benefits are subject to the claims-paying ability of Nassau Life. More information about Nassau Life, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171.			Nassau Life Insurance Company

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RISKS		LOCATION IN PROSPECTUS
Contract Lapse	Your policy will remain in force only as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, surrenders, and unpaid loans or loan interest. To prevent your policy from lapsing, you must during the grace period pay an amount equal to three times the required monthly deduction plus any other amount due. If the policy lapses, the death benefit will not be paid and you may incur surrender charges.	Lapse and Reinstatement

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

If you choose to participate in an asset allocation program or strategic program, the assets you have dedicated to the program will be limited by the terms of the program.

We do not permit transfers of less than $500 unless either (a) the entire balance in the investment option or the Guaranteed Interest Account is being transferred or (b) the transfer is part of a Systematic Transfer Program.

Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in this Prospectus.

We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable fund.

Nassau Life reserves the right to remove or substitute funds as investment options that are available under the policy.

Additional Programs – Asset Allocation and Strategic Programs; Transfer of Policy Value; Nassau Life Insurance Company
Optional Benefits	We offer several optional riders under the policy. The insurance features added by these riders include waiver of premium in the event of total disability and payment of an additional death benefit in the event of accidental death.	Optional Insurance Benefits

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TAXES		LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

•   If you purchase the policy through a qualified retirement plan or individual retirement account, you do not receive any additional tax deferral.

•   Any gain on your policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59 1⁄2.

Federal Income Tax Considerations

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, we do not make new sales of the policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the policy to you. We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). Nassau Life may also pay for sales and distribution expenses out of any payments we or the principal underwriter of the contracts may receive from the funds for providing administrative, marketing and other support and services to the funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the policy over another investment.

Principal Underwriter
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer you this policy in place of another policy you currently own. Similarly, some investment	Principal Underwriter

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CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
professionals may have a financial incentive to offer you a new policy to replace this policy. You should only exchange a policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy. Currently, we do not offer this policy for new sales, and thus would not offer this policy in connection with such a replacement transaction.

Overview Of The Policy

The policy is a variable life insurance policy. Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the policy is best suited for those with a long investment horizon. Although you have the ability to make partial surrenders and/or fully surrender the policy at any time, the policy should not be viewed as a highly liquid investment. In that regard, surrenders taken in the near term can result in you being assessed a surrender charge, which can be a significant amount. Failure to hold the policy for the long-term also would mean that you lose the opportunity for the performance of your chosen investment options to grow on a tax-deferred basis. Thus, the policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the policy and has a long investment horizon. The policy is not intended for those who intend to engage in frequent trading among the investment options within the separate account.

The policy is a flexible premium policy, under which you have flexibility in terms of the amount and timing of the premium payments you make. The only premiums you must pay are the issue premium and any payments that may be required to prevent policy lapse. You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your insurance and financial needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under death benefit option 1.

Death Benefits

The policy is, first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary upon the death of the person insured under the policy. We no longer make new sales of the policy. When you applied for a policy, you chose a death benefit from these options:

•	Death Benefit Option 1 is equal to the greater of the policy’s face amount, or the minimum death benefit

•	Death Benefit Option 2 equals the greater of the face amount plus the policy value, or the minimum death benefit

You may change your death benefit option at any time. Death benefit option 1 applies if you do not choose an option.

The minimum death benefit is equal to the policy value, increased by a percentage taken from a table in the policy based on the policy year and the insured person’s age. Also available is the death benefit protection rider, an additional insurance option that you may purchase by paying specified premiums.

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Loans and Surrenders

Generally, you may take loans against 90% of the policy’s cash surrender value, subject to certain conditions. We charge your policy for outstanding loans. The interest rate we charge is higher than the rate we credit your policy value – the difference is the net cost of the loan to you. Loans can reduce the face amount and the death benefit under the policy.

You may partially surrender any part of the policy at any time. A partial surrender fee will apply and a separate surrender charge may also be imposed. Partial surrenders and loans negatively affect the policy value and can increase the risk that the policy will lapse. Partial surrenders may reduce the face amount of the policy. Partial surrenders can reduce the policy’s death benefit.

You may fully surrender this policy any time for its cash surrender value. A surrender charge may be imposed.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

There are tax consequences associated with loans, surrenders, and partial surrenders.

Investment Choices

You may select from one or more investment options and a Guaranteed Interest Account. Each investment option invests directly in a professionally managed fund. You may transfer policy value among any of the investment options and the Guaranteed Interest Account while continuing to defer current income taxes.

Additional information about each underlying fund offered within the separate account is provided in Appendix A to this prospectus, entitled “Investment Options Available Under the Policy.”

Asset Allocation and Strategic Programs

You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at the sole discretion of Nassau Life. For more information on the programs, refer to the section on “Asset Allocation and Strategic Programs.”

Optional Insurance Benefits

The following benefits may be available to you by rider:

•	Disability Waiver of Specified Premium

•	Accidental Death Benefit

•	Death Benefit Protection

•	Face Amount of Insurance Increase

•	Whole Life Exchange Option (not available after January 27, 2003)

•	Purchase Protection Plan

•	Living Benefits

Availability of these riders depends upon state approval and may involve extra cost.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Premium Tax Charge	Upon payment of premium	2.25% of each premium.
Issue Expense Charge	1/12th of the fee is deducted on each of the first 12 monthly calculation days.	$150[1]
Surrender Charge	Upon full surrender or lapse occurring during the first ten policy years.	Maximum is 0.50% of policy face amount plus 30.00% of premiums paid.[2]
Partial Surrender Charge	Upon partial surrender or a decrease in the policy face amount.

For a partial surrender:

The charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from the policy value.

For a decrease in face amount:

The charge that would apply upon a full surrender multiplied by the decrease in face amount divided by the face amount prior to the decrease.

Partial Surrender Fee	Upon partial surrender.	2.00% of surrender amount up to a maximum of $25 per surrender.
Transfer Charge	Upon transfer.	$10 per transfer after the first two transfers in any given policy year.[3]

[1]	The Issue Expense Charge is $12.50 per month for the first 12 policy months.
[2]

The surrender charge begins to decrease after five policy years, and becomes zero after ten policy years. We will provide your surrender charges before we issue your policy. We describe this charge in more detail in the “Charges and Deductions” section.

[3]	At present, we do not charge for transfers between investment options, but we reserve the right to charge up to $10 per transfer after the first two transfers in any given policy year.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including underlying fund fees and expenses.

Periodic Charges Other than Annual Underlying Fund Expenses

Charge	When Charge Is Deducted	Amount Deducted
Base Policy Charges
Cost of Insurance[1]	On each monthly calculation day.
Minimum and Maximum Charges		$0.02 - $83.33 per $1,000 of amount at risk[2] each month.
Example for a male age 36 in the preferred nonsmoker class		We would charge $0.12560 per $1,000 of amount at risk[2] per month. We will increase this charge as he ages.
Administrative Charge	On each monthly calculation day.	$10 per month.
Mortality and Expense Risk Charge[3]	Daily	0.80% on an annual basis, of investments in the investment options.
Other Tax Charges	When we become liable for taxes.	We currently do not charge for taxes, however we reserve the right to impose a charge should we become liable for taxes in the future. Possible taxes would include state or federal income taxes on investment gains of the Separate Account and would be included in our calculation of investment option values,
Optional Insurance Benefits
Death Benefit Protection Rider	On each monthly calculation day.	$0.01 per $1,000 of face amount per month.
Purchase Protection Plan Rider[4]	On rider date, and on each monthly calculation day.
Minimum and Maximum		$0.05 - $0.17 per unit[5] purchased per month.
Example for a male policy owner age 30 in the standard nonsmoker premium class		$0.12378 per unit[5] purchased per month.
Disability Waiver of Specified Premium Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.1899 - $0.6363 per $100 of premium waived per month.
Example for a male age 35 in the preferred nonsmoker premium class		$0.23584 per $100 of premium waived per month.

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Charge	When Charge Is Deducted	Amount Deducted
Optional Insurance Benefits
Accidental Death Benefit Rider[4]	On each monthly calculation day.
Minimum and Maximum		$0.064 - $0.273 per $1,000 of rider amount per month.
Example for a male age 34 in the preferred nonsmoker premium class		$0.07206 per $1,000 of rider amount per month.
Face amount of Insurance Increase Rider	1/12th of the fee is deducted on each of the first 12 monthly calculation days following the rider date.	$150.
Living Benefits Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits”.
Whole Life Exchange Option Rider	We do not charge for this rider.	We describe this rider later under “Optional Insurance Benefits”.
Loan Interest Rate Charged[6]	Interest accrues daily and is due on each policy anniversary. If not paid on that date, we will treat the accrued interest as another loan against the policy.	The maximum net cost to the policy value is 2.00% of the loan balance on an annual basis.

1

Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to your policy. More detailed information concerning your cost of insurance is available upon request. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and premium class of the person you wish to insure, the death benefit option, face amount, planned periodic premiums, and riders requested.

2	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
3	We do not deduct this charge from investments in the Guaranteed Interest Account.
4	The charge for this rider depends on age, gender, and risk classification at issue, but will not increase with age.
5

Each unit allows you to purchase $1,000 face amount of insurance on each of the first two option dates defined in the rider, and $667 in face amount of insurance on each subsequent option date defined in the rider.

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The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral. The net cost to the policy can be as low as 1.00% on an annual basis. For more information see “Charges and Deductions” and “Loans.”

The next table shows the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the policy. A complete list of underlying funds available under the policy, including their annual expenses, may be found at the back of this document in Appendix A.

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ANNUAL UNDERLYING FUND EXPENSES

	Minimum	Maximum
Annual Underlying Fund Expenses (expenses that are deducted from underlying fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1]	0.27%	5.13%

1

Underlying fund expenses are as of 12/31/23, and can vary over time. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

Principal Risks of Investment in the Policy

There are risks associated with investing in the policy.

Specific risks are as follows:

Investment Risk. If you invest your policy value in one or more subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value, which can significantly reduce your policy value. During times of poor investment performance, this deduction will have an even greater relative impact on your policy value. You could lose everything you invest and your policy could lapse without value, unless you pay sufficient additional premiums. If you allocate premium payments to the Guaranteed Interest Account, then we credit your policy value with a declared rate of interest. You assume the risk that the rate may decrease.

Risk of Loss. You can lose money by investing in this policy, including your principal investment and previous earnings. Interests in the policy and shares of the underlying mutual funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Short-Term Investment Risk. The policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The policy may be inappropriate for you if you do not have the financial ability to keep it in force for a substantial period of time. You should consider that surrender charges may apply during the first 10 policy years, and that a partial surrender charge is deducted from policy value upon a decrease in face amount. A surrender charge could significantly reduce the cash surrender value of your policy. It is possible that you could receive nothing if you surrender your policy, especially in the early policy years. You should also consider that tax deferral is generally more beneficial to investors with a long time horizon.

Fund Option (Subaccount) Risk. Amounts that you invest in the underlying mutual fund options (i.e., the subaccounts) are subject to the risk of poor investment performance. Generally, if the subaccounts you select make money, your policy value goes up. If they lose money, your policy value goes down. You bear the entire investment risk. Each subaccount’s performance depends on the performance of its corresponding underlying fund. Each fund has its own investment risks, and you are exposed to a fund’s investment risks when you invest in the corresponding subaccount. Even a subaccount investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the subaccount level. We do not promise that the funds will meet their investment objectives.

Risk of Lapse. Your policy will lapse without value if you fail to pay sufficient premiums. Death benefits will not be paid if the policy has lapsed. Insufficient premium payments, fees and expenses, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the policy to lapse. If on any monthly calculation day the cash surrender value is less than the required monthly deduction, a grace period of 61 days will be allowed. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. Generally, if your policy lapses, it may not be reinstated.

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Surrender and Withdrawal Risk. You should carefully consider the risks associated with a surrender or partial withdrawal. A full surrender terminates the policy and all of its benefits and may be subject to substantial surrender charges. You may withdraw a portion of your cash surrender value provided there is sufficient remaining cash surrender value. However, withdrawals (also called partial surrenders) are subject to surrender charges and withdrawal processing fees and increase the risk of lapse (because they reduce your cash surrender value), and may reduce your policy’s death benefit. Surrenders and withdrawals may have tax negative consequences.

Transfer Risk. Transfers or deposits to the Guaranteed Interest Account are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Account are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Account is limited based on a schedule described later in this prospectus. Because of these restrictions on transferring out of GIA, you should realize that policy value you have allocated to GIA can be required to be kept there for an extended period of time. We reserve the right to reject or restrict transfers if an underlying mutual fund or we determine the transfers reflect disruptive trading. Minimum balance and minimum transfer limits apply. Thus, ownership of the policy involves certain restrictions on your ability to make transfers.

Face Amount Increase Risk. Face amount increases will increase the potential surrender charges under the policy. Please note that an increase in the policy face amount will incur the issue expense charge, and will increase the surrender charge to which you could be subject.

Loan Risk. An outstanding policy loan will reduce the value of your policy and your death benefit and will increase your risk of lapse. A policy loan negatively impacts the value of your policy because the amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account. The amount held as collateral for the loan in the Guaranteed Interest Account will be credited with a specified minimum interest rate, but will not receive any higher current interest rate that might otherwise be credited. A policy loan negatively impacts your death benefit because we reduce the amount we pay on death by any outstanding loan amount. (Under Death Benefit Option 1, however, outstanding policy loans do not reduce the policy’s gross death benefit, because the policy value is exclusive of the gross death benefit amount). A policy loan increases the risk of lapse because a loan and loan interest reduce your cash surrender value, and your policy will lapse if your cash surrender value is insufficient to cover the policy’s monthly deduction or amounts due on an outstanding loan. A loan may have negative tax consequences. If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

We guarantee that we will credit interest to amounts allocated to the Guaranteed Interest Account in connection with a loan. Subject to minimum guaranteed effective annual interest rates, we determine interest rates in our sole discretion. You assume the risk that an interest rate may not exceed the minimum guaranteed effective annual interest rate.

Tax Risk. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on the basis of a standard rate class should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

There is less guidance with respect to policies issued on a substandard basis (i.e., a rate class involving a higher than standard mortality risk), and it is not clear whether such a policy would in all cases satisfy the

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applicable requirements, particularly if the owner pays the full amount of premiums permitted under the policy. Assuming that a policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of policy value under a policy until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.

In general, depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 59½. If the policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional income tax. We will monitor policies and will attempt to notify an owner on a timely basis if his or her policy is in jeopardy of becoming a MEC.

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59 1/2 a tax penalty may apply. In addition, even if the policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains.

See “Federal Income Tax Considerations”. You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Risk of Increase in Current Fees and Charges. Certain fees and charges are currently assessed at less than their maximum levels. We may increase these current charges in the future, up to their guaranteed maximum levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the policy in force and avoid lapse.

Financial Strength and Claims-Paying Ability Risk. All guarantees under the policy that are paid from our general account, including amounts allocated to the Guaranteed Interest Accounts, are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to

Cyber Security and Business Continuity Risks. Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an

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increased risk of cyberattacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or manmade disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

Nassau Life Insurance Company

Nassau Life, with its home office at One American Row, Hartford, Connecticut 06102, is a stock life insurance company organized under the laws of the State of New York. Nassau Life is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of Nassau Life is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

Nassau Life is part of Nassau Financial Group L.P. (the “Nassau Group”). Nassau Life has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of Nassau Life include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the policies, and the Nassau Companies of New York, which will provide administrative services for the policies.

You should send any transaction request (e.g., premium payments) to our Customer Service Office (see the Glossary for the address). Transaction requests received in good order (i.e., in form and substance acceptable to us) at that address on a given Valuation Date are priced based on the unit value as of the end of that Valuation Date. Transaction requests received in good order on a day other than a Valuation Date are priced based on the unit values in effect as of the end of the next Valuation Date. To meet our requirements for processing transactions, we may require that you use our forms.

Obligations under the policies are obligations of Nassau Life. You may make contributions to the Guaranteed Interest Accounts or “GIAs” which are supported by the assets in Nassau Life’s general account. Such contributions are not invested in the Separate Account. The GIAs are part of our general account (the “General Account”). The General Account supports all insurance and annuity obligations of Nassau Life and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. Obligations under the General Account are subject to Nassau Life’s claims-paying ability and financial strength. For more complete information, see the “Guaranteed Interest Accounts” section below.

Policy Guarantees

Any guarantee under the policy, such as interest credited to the GIA or any guarantee provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to policy owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks.

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Nassau Life Variable Universal Life Account

Phoenix Life Insurance Company (which was renamed Nassau Life Insurance Company in 2018) established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is now named the Nassau Life Variable Universal Life Account. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company. Any guarantee under the policy where the amount of the guarantee exceeds the policy value, such as potentially payment of a death benefit, payment under an optional rider, or payment of interest credited to the GIA is subject to our claims-paying ability and financial strength.

The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options”. There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Variable Investment Options” for more information about the funds.

Nassau Life does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Nassau Life is obligated to pay all amounts contractually owed under the policies.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.

We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.

Performance History

We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.

Valuation Date

A valuation date is every day the NYSE is open for trading and Nassau Life is open for business. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

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Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:

1)	the election or removal of the fund’s Trustees;

2)	the ratification of the independent accountants for the fund;

3)	approval or amendment of investment advisory agreements;

4)	a change in fundamental policies or restrictions of the fund; and

5)	any other matters requiring a shareholder vote.

You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.

The Variable Investment Options

You choose the variable investment options to which you allocate your purchase payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying funds. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

The underlying funds offered through this product were selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, recommendations of fund families or distributors, and/or the capability and qualification of each sponsoring investment firm. Another factor the Company considered was whether the underlying fund or an affiliate of the underlying fund would compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. The types of compensation paid to the Company by an underlying fund and/or its affiliate are discussed further in the section immediately below entitled “Administrative, Marketing and Support Service Fees”.

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The Company periodically reviews the selection of underlying funds offered through this product based on various criteria, including (but not limited to) the criteria described above. Upon review, the Company may add new underlying funds or, subject to applicable law, remove underlying funds. The Company may also restrict allocation of additional premium payments or transfers to an underlying fund if the Company determines the underlying fund no longer meets one or more criteria and/or if the underlying fund has not attracted significant contract owner assets. The Company’s decision whether to add, remove, or restrict an underlying fund may be influenced by whether, and the extent to which, the underlying fund makes payments to the Company.

In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.

Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.

Information regarding each underlying fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix to this prospectus. Each underlying fund has issued a prospectus that contains more detailed information about the fund. You can obtain this information at no cost by calling 1-800-541-0171 or by going to our website at https://dfinview.com/Nassau-PHL/TAHD/NAS000001. You can also send an email request to customer_contact_center@nfg.com.

Administrative, Marketing and Support Service Fees

The Company and/or the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and/or the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting variable policy

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owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of variable policy owners); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

The Guaranteed Interest Account

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account. Amounts you allocate to the Guaranteed Interest Account are deposited in our General Account. You do not share in the investment experience of our General Account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits and transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy.

You may make transfers into the Guaranteed Interest Account at any time. In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greatest of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. You may transfer the total value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:

• First Year:	25% of the total value

• Second Year:	33% of remaining value

• Third Year:	50% of remaining value

• Fourth Year:	100% of remaining value

Transfers from the Guaranteed Interest Account may also be subject to other rules as described in this prospectus.

We have not registered interests in our General Account under the Securities Act of 1933, nor have we registered our General Account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the General Account nor any of its interests are subject to these Acts. These disclosures are, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

Charges and Deductions

General

Charges are deducted in connection with the policy to compensate us for:

•	our expenses in selling the policy;

•	underwriting and issuing the policy;

•	premium and federal taxes incurred on premiums received;

•	providing the insurance benefits set forth in the policy; and

•	assuming certain risks in connection with the policy.

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The nature and amount of these charges are more fully described in sections below.

When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

•	issue expense charge; and/or

•	surrender charge.

Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Nassau Life tries to pass these savings on to the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

Charges Deducted from Premium Payments

Premium Tax Charge

Various states (and counties and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.5% to 3.5% of premiums paid. Moreover, certain municipalities also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. These charges are deducted from each premium payment.

Periodic Charges

Monthly Charges

We make monthly deductions on each monthly calculation day. The amount we deduct is allocated among investment options and the nonloaned portion of the Guaranteed Interest Account based on your specified allocation schedule.

You will select this schedule in your application, and you can change it later. If the amount allocated to an investment option or the nonloaned portion of the Guaranteed Interest Account is less than the amount to be deducted, unless we agree otherwise, we will proportionally increase the deduction from the other investment options or Guaranteed Interest Account.

•

Issue Expense Charge. This charge helps us pay the underwriting and start-up expenses we incur when we issue a policy. We charge $3 per thousand with a maximum charge of $150. We deduct this charge in twelve equal installments for the year following policy issue or a face amount increase. Any unpaid balance of the issue expense charge will be paid to Nassau Life upon policy lapse or termination.

•

Administrative Charge. This charge covers the cost of daily administration, monthly processing, updating daily values and for annual/quarterly statements. We guarantee this charge will never exceed $10 per month.

•

Cost of Insurance. We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. We generally base our rates on the insured person’s gender, attained age, and risk class. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the

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1980 Commissioners’ Standard Ordinary Mortality Table, adjusted for risk classifications. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

We currently insure each life as either a standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. A life in the standard risk classes will have a lower cost of insurance for an otherwise identical policy, than a life in a higher mortality risk class. A nonsmoker will generally incur a lower cost of insurance than a similarly situated smoker.

•

Cost of Optional Insurance Benefits. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider. These options are available if approved in your state.

Two riders are available at no charge with every Flex Edge policy:

•

Living Benefits Rider. This rider allows, in the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit, to a maximum of $250,000, with the provision that a minimum of $10,000 face amount remain on the policy thereafter.

•	Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 and policy year 15. This Rider is no longer available.

We charge for providing benefits under the following riders:

•

Disability Waiver of Specified Premium Rider. Charges will vary based on issue age, risk classification, face amount, and the specified monthly benefit amount. We also offer this rider with substandard ratings of 150% and 200%. We insure people from age five through 60 under this rider and terminate the rider when the insured person reaches age 65.

•	Accidental Death Benefit Rider. Charges vary based on age, sex and risk classification, and amount of additional death benefit.

•	Death Benefit Protection Rider. Charge is based upon the face amount.

•

Purchase Protection Plan Rider. The monthly charge for this rider is level, and varies by issue age (not based on gender or risk classification). The maximum number of PPP units allowed varies with issue age and cannot be more than twice the initial base face amount in thousands. This rider is available to those we insure up to age 37. (If you participate in the Purchase Protection Plan rider, the value of your rider benefit is measured in terms of Purchase Protection Plan units. Each PPP unit entitles the holder of the rider to purchase $1000 face amount of insurance on each of the first two option dates specified in the rider and to purchase $667 in face amount of insurance on each subsequent option date defined in the rider).

•	Face Amount of Insurance Increase Rider. Charge is based upon the face amount.

Daily Charges

We deduct a percentage each business day from every investment option. This deduction is reflected in each investment option’s daily value.

•	Mortality and Expense Risk Charge

We assume a mortality risk that, as a whole, the lives we insure may be shorter than we expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

We also assume other risks associated with issuing the policies, such as incurring greater than expected costs due to policy loans.

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If our expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

We will deduct this charge only from your investments in the Separate Account. We do not make any deduction for this charge from policy value allocated to the Guaranteed Interest Account.

We charge a maximum mortality and expense charge of .80% of your policy value allocated to the investment options, on an annualized basis.

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

Conditional Charges

These are other charges that are imposed only if certain events occur.

•

Surrender Charge. During the first ten policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid from the policy value only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. In policy years one through ten, the full surrender charge as described below will apply if you either surrender the policy for its cash surrender value or permit the policy to lapse. The applicable surrender charge in any policy month is the full surrender charge minus any surrender charges previously paid. There is no surrender charge after the 10th policy year. During the first ten policy years, the maximum surrender charge that you can pay while you own the policy is equal to either A + B (defined below) or the amount shown in the table.

A is equal to:

1)	30% of all premiums paid (up to and including the amount stated on the schedule page of your policy, which is calculated according to a formula contained in an SEC rule); plus

2)	10% of all premiums paid in excess of the amount determined under #1 above but not greater than twice that amount: plus

3)	9% of all premiums paid in excess of twice the amount determined under #1 above.

B is equal to $5 per $1000 of initial face amount.

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The following table is an example of the duration of the surrender charge period for a male age 35, nonsmoker, utilizing a policy face amount of $100,000.

Maximum Surrender Charge Table

Policy Month	Surrender Charge	Policy Month	Surrender Charge
1-60	$1029.22	91	$672.70
61	1018.93	92	657.06
62	1008.64	93	641.41
63	998.35	94	625.77
64	988.06	95	610.12
65	977.76	96	594.48
66	967.47	97	578.84
67	957.18	98	563.19
68	946.89	99	547.55
69	936.59	100	531.90
70	926.30	101	516.26
71	916.01	102	500.61
72	905.72	103	484.97
73	895.43	104	469.33
74	885.13	105	453.68
75	874.84	106	438.04
76	864.55	107	422.39
77	854.26	108	406.75
78	843.96	109	372.85
79	833.67	110	338.96
80	823.38	111	305.06
81	813.09	112	271.17
82	802.80	113	237.27
83	792.50	114	203.37
84	782.21	115	169.48
85	766.57	116	135.58
86	750.92	117	101.69
87	735.28	118	67.79
88	719.63	119	33.90
89	703.99	120.00
90	688.35

We may reduce the surrender charge for policies issued under group or sponsored arrangements. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced costs to Nassau Life expected as a result of sales to a particular group or sponsored arrangements.

•

Partial Surrender Fee. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each investment option and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

•

Partial Surrender Charge. If less than all of the policy is surrendered, the amount withdrawn is a “partial surrender.” A charge is deducted from the policy value upon a partial surrender of the policy made during the first ten policy years. This charge is equal to the charge that would apply upon a full surrender multiplied by the partial surrender amount divided by the result of subtracting the full surrender charge from

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the policy value. We withdraw this amount from the investment options and the Guaranteed Interest Account in the same proportion as for the withdrawal.

A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

•

Transfer Charge. Currently we do not charge for transfers between investment options nor transfers to and from the GIA, however we reserve the right to charge up to $10 for each transfer in excess of two each calendar year. If we were to impose a transfer charge, it would be intended to recoup the cost of administering the transfer.

•	Loan Interest Charged

We charge your policy for outstanding loans at the rates shown below. The rate we charge your policy is higher than the rate we credit the loaned portion of the Guaranteed Interest Account. We credit your policy 6% in all years. The difference is to compensate us for costs associated with administering the loans.

Loan Interest rate Charged:

• Policy Years 1-10 (or insured’s age 65 if earlier):	8%

• Policy Years 11+:	7%

Other Tax Charges

Currently no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account.

Underlying Fund Charges

Charges are deducted from, and expenses are paid out of, the assets of the underlying funds that are described in the prospectuses for the funds. We provide a table of these charges in the section titled “Total Annual Fund Operating Expenses.”

These fund charges and other expenses are described more fully in the respective fund prospectuses.

The Policy

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that variable investment option by the unit value of the investment option on the payment date. The manner in which unit values are calculated is set forth in the Statement of Additional Information, which is available free of charge.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to our Customer Service Office. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

The Contract

The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Nassau can agree to change or waive any provisions of the policy.

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Suicide

If the insured (or either of the insureds with respect to survivorship policies) commits suicide within two years after the policy’s date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

Incontestability

We cannot contest this policy or any attached rider after it has been in force during the insured’s (or either of the insureds with respect to survivorship policies) lifetime or for two years from the policy date. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.

Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

Misstatement of Age or Sex in the Application

If the age or sex of the insured (or either of the insureds with respect to survivorship policies) has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

Contract Rights

Owner

The owner is the person who applies for the policy and who will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.

Insured

The insured is the person on whose life the policy is issued. You name the insured in the application for the policy. We will not issue a policy for an insured that is more than 75 years old. Before issuing a policy, we will require evidence that the insured is, in fact, insurable. This will usually require a medical examination.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to us. Generally, the change will take effect as of the date your request is signed.

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If no beneficiary is living when the insured dies, unless you have given us different instructions, we will pay you the death benefit. If you are deceased, it will be paid to your estate.

Maturity Date

Unless the policy has terminated, it will mature on its policy maturity date. Upon written request we will pay you the surrender value on that date in one sum, or you may direct that we apply the surrender value under any of the various payment options. See “Payment of Proceeds—Payment Options“ for additional information.

Contract Limitations

Assignment

The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

Purchasing a Policy

Underwriting Procedures

We base our rates on the insured person’s gender, attained age, and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans.

We will accept payment with your application and allocate the premium as described below. We may refuse to issue your policy within five business days, in which case we will provide a policy refund, as outlined below.

Eligible Purchasers

We no longer make new sales of the policy. The discussion in this section concerning procedures for the purchase of policies is included for historical reference purposes.

Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest, as defined under state law in that life. In certain situations written notice and consent, as defined by state laws and the Internal Revenue Code (“Code”), section 101(j), may need to be provided to and obtained from the proposed insured.

Premium Payments

The Flex Edge policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and a loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you may allocate your premium into one or more of several investment options of the Separate Account or the Guaranteed Interest Account. Each investment option of the Separate Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.

The minimum issue premium for a policy is generally 1/6 of the planned annual premium (an amount determined at the time of application) and is due on the policy date. We will not apply your initial premium payment before we approve you for coverage. If you submit the initial premium payment before we make a coverage determination, we will deposit your premium into a non-interest bearing account. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as

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shown on the schedule page of the policy. Subject to the limitations discussed in this section, the policy owner can change the planned premiums after providing written notice to our Customer Service Office. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to our Customer Service Office.

A number of factors concerning the person you insure and the policy features you desire will affect our required issue premium. The person’s age, gender and risk class can affect the issue premium, as can policy features such as face amount and added benefits. We will generally allocate the issue premium, less applicable charges, according to your instructions, on the valuation date we approve you for coverage assuming we have received your completed application in good order.

The policy will have a total premium limit determined by the Code Definition of Life Insurance. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each investment option or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. Such refund of excess premium will not be subject to a withdrawal charge. You may write to us and give us different instructions regarding the excess premium. The premium limit under the Code may be increased if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the definition of life insurance requirements of the Code.

We may delay the application of a subsequent premium payment if applying it would cause the policy to fail the definition of life insurance or become a Modified Endowment Contract (“MEC”), as defined in the Code; see discussion of MEC under Federal Income Taxes section. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to fail the definition of life insurance or become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.

For policies in which a material change has impacted the MEC testing procedure, if the material change date no longer coincides with the policy anniversary, the procedure described above for holding payments may not apply.

We may issue some policies with a Temporary Money Market Allocation Amendment. Under this amendment we allocate the net issue premium and the net of other premiums paid during your right to cancel period to the money market investment option of the Separate Account. When your right to cancel expires we allocate the policy value among the investment options and/or the Guaranteed Interest Account according to your instructions. We may use the Temporary Money Market Allocation Amendment depending on the state of issue and under certain other circumstances.

We reduce premium payments by the premium tax charge before we apply them to your policy. We will apply this net premium among your chosen investment options. We will buy any investment option units at the investment option unit values next calculated after we receive the premium. We establish maximum premium limits and may change them from time to time. You may make additional premium payments at any time. The minimum premium payment during a grace period is the amount needed to prevent policy lapse. At all other times the minimum acceptable payment is $25.

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Minimum Face Amount

The minimum initial face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Death Benefit,” “Requests for Increase in Face Amount,” and “Requests for Decrease in Face Amount” for more information.

Payment by Check

We may wait to credit your policy if you pay by check until your check has cleared your bank.

Automated Payments

You may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premiums each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue this service by contacting our Customer Service Office (see Glossary for address). We must receive notification of account changes at our Customer Service Office (see Glossary for address) at least 30 days before the next draft date. Upon termination of this service, the premium payment frequency will be changed to the most frequent modal premium available under your policy. We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days’ written notice to you.

Allocation of Premium

We will generally allocate the issue premium less applicable charges to the Separate Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account and, at the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account or to the Guaranteed Interest Account in accordance with the applicant’s allocation instructions in the application for insurance.

Premium payments received by us will be reduced by applicable state premium tax and by 1.50% for federal tax charge. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Nassau Life upon policy lapse or termination.

Premium payments received during a grace period, after deduction of state and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various investment options of the Separate Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See “Transfer of Policy Value—Nonsystematic Transfers.”

Your current allocation instructions are what we will follow when determining how to allocate a premium payment we receive that lacks separate allocation instructions or that is not in good order with respect to its allocation instructions.

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Your Right to Cancel

State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.

The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:

•	the policy value on the date of cancellation; or

•	the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.

For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:

•	the current policy value less any debt; plus

•	any monthly deductions and other charges made under the policy.

For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

These policies are no longer offered for new sales. With respect to prior sales of the policy, we retained the right to decline to process an application within seven days of our receipt of the completed application for insurance, and then would return the premium paid.

General

Postponement of Payments

We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:

•	we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Account;

With respect to transactions involving the subaccounts, we may postpone payment if any of the following applies:

•	the NYSE is closed other than customary weekend and holiday closings;

•	trading on the NYSE, as determined by the SEC, is restricted;

•

an emergency, as determined by the SEC, exists, as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; or

•	the SEC may by order permit for the protection of security holders.

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Transfers also may be postponed under these circumstances.

Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.

Death Benefit

General

The death benefit under Option 1 equals the policy’s face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

Under Option 2, the death benefit equals the policy’s face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured’s attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply. You can change your elected death benefit option prior to the date of death of the insured.

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

Because the minimum death benefit is equal to the policy value on the date of death of the insured, the death benefit amount can be affected by factors impacting the policy value generally, such as the investment performance of the funds and the deduction of policy charges from the policy value.

The death benefit under the policy becomes effective when you acquire the policy and elect a death benefit (or are placed by default in the Option 1 death benefit, if you have made no election). We pay death benefit proceeds within 7 calendar days after our receipt of due proof of death. Please see the Payment of Proceeds section below, for additional information about how death benefit proceeds can be paid.

Please see the following, as a hypothetical illustration of how each death benefit amount is determined:

Option 1: For example, if the policy’s face amount on the date of the insured’s death were $200,000 and the minimum death benefit were $250,000 (the policy value of $125,000 on the date of the insured’s death, increased by a percentage of 100%, as determined from a table in the policy), then the death benefit under Option 1 would be $250,000.

Option 2: For example, if the policy’s face amount on the date of the insured’s death were $200,000 and the minimum death benefit were $250,000 (the policy value of $125,000 on the date of the insured’s death, increased by a percentage of 100%, as determined from a table in the policy), then the death benefit under Option 2 would be $325,000 ($200,000 + $125,000).

Requests for Increase in Face Amount

Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary

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following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The charge for the increase is $3.00 per $1,000 of face amount increase requested subject to a maximum of $150. The maximum face amount is $5 million. No additional monthly administration charge will be assessed for face amount increase. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash value must be sufficient to pay the monthly deduction on that date, or additional premiums will be paid on or before the effective date. Also, a new right to cancel period (see “Summary—Right to Cancel”) will be established for the amount of the increase.

Partial Surrender and Decreases in Face Amount: Effect on Death Benefit

A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the charge is related to a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the charge is related to a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences. See “Federal Income Tax Considerations.”

Requests for Decrease in Face Amount

You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease). A decrease in the death benefit may have federal income tax consequences.

Other Benefits Available Under the Policy

In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Asset Allocation and Strategic Programs	Programs involving allocation of policy value to underlying funds designed to maximize returns and limit effects of market volatility for given level of risk tolerance	Standard	• May participate in only one program at a time • Programs may be discontinued or modified in the future

Asset Rebalancing Program	Automatically rebalances selected investment options to maintain original percentage allocations	Standard	• Cannot use while Dollar Cost Averaging Program in effect

Dollar Cost Averaging Program	You can allocate initial or subsequent premium to one of the investment options or the	Standard	• You must have at least $1,000 in the source account

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options.

to begin a Dollar Cost Averaging Program

•   Dollar Cost Averaging Program is not available if you invest through a bank draft program. (The bank draft program allows the customer to make premium payments through a direct transfer of funds from a bank account).

•   Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect.

Death Benefit Protection Rider	Provides for a guaranteed amount of death benefit	Optional	• Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must equal at least $50,000 and the minimum issue age of the insured must be 20.

Purchase Protection Plan Rider	Allows you to purchase additional insurance protection without evidence of insurability	Optional	• Future dates on which you may purchase additional insurance are predetermined

Disability Waiver of Specified Premium Rider	Waives policy premium if insured is totally disabled and disability occurred while rider was in force	Optional	• Rider can be elected only on the policy issue date.

Accidental Death Benefit Rider	Pays additional death benefit if insured dies from bodily injury resulting from accident	Optional	• Death must occur no later than 90 days after the injury

Face amount of insurance increase Rider	Allows you to request an increase in face amount of insurance any time after first policy anniversary	Optional	• Requires additional evidence of insurability • No increase permitted after insured’s age 75

Living Benefits Rider	In the event of terminal illness of insured, makes an accelerated payment of up to 75% of policy’s death benefit	Optional	• Maximum benefit of $250,000 • Minimum face amount after accelerated benefit payment is $10,000

Whole Life Exchange Option Rider	Permits you to exchange policy for a fixed benefit whole life policy	Optional	• Rider is no longer available

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations

Policy loan	Loan feature allows you to take loans, using policy value as collateral	Optional

•   We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit.

•   Amounts taken as a policy loan (a) do not participate in the performance of the variable investment options (b) may reduce the policy value, cash surrender value and death benefit (c) may increase the risk of lapse and (d) may have tax consequences.

Optional Insurance Benefits

You may elect additional benefits under a policy, and you may cancel these benefits at any time. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

•

Disability Waiver of Specified Premium Rider. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured’s 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. This Rider can only be elected on the Policy Issue date. For example, assume that the insured becomes totally disabled at age 63 and that the total disability is permanent. In that case, the specified premium will be waived from the beginning of total disability at age 63 until the policy anniversary nearest the insured’s 65th birthday, but will not be waived thereafter.

•	Accidental Death Benefit Rider. An additional death benefit will be paid before the policy anniversary nearest the insured’s 75th birthday, if:

•	the insured dies from bodily injury that results from a covered accident; and

•	the insured dies no later than 90 days after injury.

For example, if the insured gets into a serious accident at age 73 and dies two months after the accident, then the additional death benefit would be paid.

•

Death Benefit Protection Rider. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

1	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 70th birthday or policy year 7;

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2	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 80th birthday or policy year 10;

3	death benefit guaranteed until the later of the policy anniversary nearest the insured’s 95th birthday.

Death benefit guarantee periods 1 or 2 may be extended provided that the policy’s cash surrender value is sufficient and you pay the new minimum required premium.

For policies issued in New York, two guarantee periods are available:

1)	The policy anniversary nearest the Insured’s 75th birthday or the 10th policy year; or

2)	The policy anniversary nearest the Insured’s 95th birthday.

For example, assume that the policy is issued to a 60 year old insured outside New York with a $100,000 face amount, Death Benefit Protection Rider guarantee period #1 is elected, and there is no subsequent increase or decrease in the face amount. In that case, the death benefit is guaranteed at the initial face amount until the policy anniversary nearest the insured’s 70th birthday.

•

Face Amount of Insurance Increase Rider. Under the terms of this rider, any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and Nassau Life requires additional evidence of insurability. The effective date of the increase will generally be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured’s age 75. The charge for the increase requested is subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increases. Nassau Life will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not the policyowner pays an additional premium in connection with the increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new right to cancel period (see “Summary—Right to Cancel”) will be established for the amount of the increase. There is no charge for this rider.

For example, under this rider in the third policy anniversary you could request a $50,000 face amount increase prior to age 75 – which request would be subject to your providing evidence of insurability.

•	Purchase Protection Plan Rider. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

Under this rider, you can increase the face amount of the policy on one of the allowable dates set out in the rider, without presenting evidence of insurability.

•

Living Benefits Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider. This rider is automatically attached to the policy at issue. However, the rider is not available for qualified plans.

For example, assume that the policy death benefit is equal to the $100,000 face amount and that the insured becomes terminally ill. In that scenario, the insured could request an accelerated payment of up to $75,000.

•

Whole Life Exchange Option Rider. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this option. This option is no longer available.

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Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the investment option values next determined on the valuation date that we receive your transfer request in good order, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.

We do not charge for these programs.

Asset Rebalancing Program

Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Business Day. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Business Day. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts. For example, if your selected percentages specified 20% of policy value allocated to the subaccount investing in underlying fund A, 70% of policy value allocated to the subaccount investing in underlying fund B, and 10% of policy value allocated to the subaccount investing in underlying fund C and investment performance caused those allocations to change, we would rebalance back to those percentages.

You may start or discontinue this program at any time by submitting a written request to our Customer Service Office (see Glossary for address). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging program is in effect. We do not charge for this program.

Dollar Cost Averaging Program

Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

• $25 monthly	• $150 semiannually

• $75 quarterly	• $300 annually

You must have at least $1,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date. For example, if you had $3600 in GIA, you could transfer $600 per month to your desired subaccounts until the $3600 had been transferred completely after 6 months

You may start or discontinue this program at any time by submitting a written request to our Customer Service Office (see Glossary for address). Dollar Cost Averaging does not ensure a profit nor guarantee against a

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loss in a declining market. The Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

Additional Programs

You may elect any of the additional programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation (closed to new investors effective June 22, 2009), and Morningstar Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is no additional charge for participating in these programs and options.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective policy owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, as well as move to any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our Customer Service Office (see Glossary for address). If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available:

•	Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Income Securities Fund—34%

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•	Mutual Shares Securities Fund—33%

•	Templeton Growth Securities Fund—33%

•	Phoenix-Ibbotson Strategic Asset Allocation (Closed to new investors effective June 22, 2009)

PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:

•	Conservative Portfolio

•	Moderately Conservative Portfolio

•	Moderate Portfolio

•	Moderately Aggressive Portfolio

•	Aggressive Portfolio

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request that we do so.

If you elect to participate in the Phoenix-Ibbotson Strategic Asset Allocation program on and after September 10, 2007, on an annual basis we will reallocate the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy.

You should consult with your registered representative for the most current information on this program and the options within the program.

•	Morningstar Asset Allocation Series

The Morningstar Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFs, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

•	Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II

•	Morningstar Balanced ETF Asset Allocation Portfolio—Class II

•	Morningstar Growth ETF Asset Allocation Portfolio—Class II

•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio—Class II

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

Policy Loans

Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

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The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy’s share of the investment options or the nonloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each investment option or the nonloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 6%, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the investment options or the Guaranteed Interest Account in accordance with your most recent premium allocation schedule on file.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The investment options or the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the investment options as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

Payments received by us for the policy will be applied as loan repayments unless specified as premium payment by you. Debt repayments may be made at any time during the lifetime of the insured while the policy is in force until the debt is fully repaid.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

Policy value for loaned amounts increases at the rate we credit the loaned portion of the Guaranteed Interest Account, whereas nonloaned policy value varies with the investment performance of the chosen investment options or at the rate we credit the nonloaned portion of the Guaranteed Interest Account. Loans can also reduce your policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest before we calculate the death benefit. The amount available for a full surrender is similarly reduced by the amount of any outstanding loans and loan interest.

The proceeds of policy loans may be subject to federal income tax. See “Federal Income Tax Considerations.”

In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Nassau Life policy.

•	You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears. The loan interest rate in effect are as follows:

• Policy Years 1-10 (or insured’s age 65 if earlier):	8%

• Policy Years 11 and thereafter:	7%

At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your investment options and the nonloaned portion of the Guaranteed Interest to the loaned portion of the Guaranteed Interest Account.

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A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the investment options or nonloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the investment options or the nonloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. Under Death Benefit Option 1, outstanding policy loans do not reduce the policy’s gross death benefit, because the policy value is exclusive of the gross death benefit amount. A policy loan can also have an effect on the policy’s death benefit under Death Benefit Option 2 due to any resulting differences in policy value.

If the investment options or the nonloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the investment options or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy’s death benefit due to any resulting differences in policy value, under Death Benefit Option 2.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Payment of Proceeds

Surrender and Death Benefit Proceeds

Death benefit proceeds will be determined as of the date of death, and we will process payment of the death benefit upon our receipt of due proof of death. The amount of a full or partial surrender will be determined at the unit value next computed after we receive the request for surrender, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days. If you do not elect a single lump sum, unless otherwise provided for by applicable law, the death benefit proceeds payable to an individual or trust will be applied to a retained asset account known as the Concierge Account (“CA”). The CA is generally not offered to corporations or similar entities. A beneficiary may also elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.

The CA is part of our General Account. It is not a checking or bank account and is not insured by the FDIC, NCUSIF, or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the CA. As part of our General Account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the CA. The guarantee of principal is based on the claims-paying ability of the company and principal is covered by the state guarantee association. Interest paid on amounts in the CA is taxable as ordinary income in the year such interest is credited. Please consult a tax advisor.

Payment of the death proceeds may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

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The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

Unclaimed Property

States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.

Payment Options

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

Option 1—Lump Sum

Payment in one lump sum.

Option 2—Left to Earn Interest

A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

Option 3—Payment for a Specific Period

Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4—Life Annuity with Specified Period Certain

Equal installments are paid until the later of:

•	the death of the payee; or

•	the end of the period certain.

The first payment will be on the date of settlement.

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The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

•	10 years;

•	20 years; or

•	until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3 3⁄8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3 1⁄4% per year.

Option 5—Life Annuity

Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. If the payee dies before the second payment is made, no additional annuity payments will be made thereafter. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3 1⁄2% per year.

Option 6—Payments of a Specified Amount

Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

Option 7—Joint Survivorship Annuity with 10-Year Period Certain

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

•	the end of the 10-year period certain;

•	the death of the insured; or

•	the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 3⁄8% per year.

For additional information concerning the above payment options, see the policy.

Surrenders

General

At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to our Customer Service Office (see Glossary for contact information) a written

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release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at our Customer Service Office (see Glossary for contact information).

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000. Under certain circumstances, the surrender payment may be postponed. See “General—Postponement of Payments.” For the federal tax effects of partial and full surrenders, see “Federal Income Tax Considerations.”

Full Surrenders

If the policy is being fully surrendered, the policy itself must be returned to our Customer Service Office (see Glossary for contact information), along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See “Conditional Charges—Surrender Charge” and “Payment Options.”

Partial Surrenders

You may obtain a partial surrender of the policy by requesting payment of a portion of the policy’s cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to our Customer Service Office (see Glossary for contact information). We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us.

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any investment option or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that investment option or the Guaranteed Interest Account.

Upon a partial surrender, the policy value will be reduced by the sum of the following:

•

The partial surrender amount paid—this amount comes from a reduction in the policy’s share in the value of each investment option or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each investment option will be made in the same manner as that provided for monthly deductions.

•

The partial surrender fee—this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each investment option or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

•

A partial surrender charge—this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the investment option or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. If your policy has Death Benefit Option 1, the face amount of the policy will be reduced by the same amount as the policy value is reduced as described above. Because the benefit amount under the Living Benefit Rider is a percentage of the base policy’s death benefit, a partial surrender that reduces the death benefit amount under the base policy would result in a corresponding reduction to the benefit amount under the Living Benefit Rider.

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Processing and Payment of Surrenders, Withdrawals

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our Customer Service Office by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Transfer of Policy Value

Internet and Telephone Transfers

In addition to making requests in writing using a form authorized by Nassau Life, you may transfer your policy value among the available investment options and the GIA and make changes to your premium payment allocations by Internet, Interactive Voice Response, telephone, or fax. The Company may discontinue Internet, Interactive Voice Response, and telephone transfers at any time.

We will execute transfer requests as of the valuation date we receive them in good order at our Customer Service Office.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $10 for each transfer after your first two transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the two-transfer limit. For more information, see “Market Timing and Other Disruptive Trading.”

You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.

Nassau Life will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. Nassau Life may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Nassau Life reasonably believes to be genuine.

We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions

We do not permit transfers of less than $500 unless either:

•	the entire balance in the investment option or the Guaranteed Interest Account is being transferred; or

•	the transfer is part of a Systematic Transfer Program.

We reserve the right to prohibit a transfer to any investment option if the value of your investment in that investment option immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of an investment option or the Guaranteed Interest Account be transferred if the value of your investment in that investment option immediately after the transfer, would be less than $500.

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You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account unless the transfers are made as part of a Systematic Transfer Program or unless we agree to make an exception to this rule. The amount you may transfer is limited to the greatest of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. You may transfer policy value into the Guaranteed Interest Account at any time.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

•

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

•	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

•

restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our New York Customer Service Office by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges),

•	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

•	implement and administer redemption fees imposed by one or more of the underlying funds, or

•	impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

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Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Nassau Life and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Nassau Life has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

Lapse and Reinstatement

Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force until the death of the insured.

If on any monthly calculation day during the first 5 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing. If on any monthly

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calculation day during any subsequent policy year, the cash surrender value is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction plus any amount due to prevent the policy from lapsing.

During the grace period, the policy will continue in force but investment option transfers and loans will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. Generally, if your policy lapses, it may not be reinstated. However, for Maine residents only: if the policy is in default because of organic brain disease of the Owner, the policy may be reinstated without evidence of insurability if proof of organic brain disease is provided to the satisfaction of the Company.

If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the investment options or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of “excess” premium to be applied to the investment options or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a death benefit guarantee was in effect for the policy.

Please note that if the policy lapses during the first ten policy years, surrender charges will apply.

Federal Income Tax Considerations

Introduction

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.

Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or contract as necessary for it to satisfy the “Definition of Life Insurance” and to avoid classification of the contract or policy as a “Modified Endowment Contract,” as set forth in the Internal Revenue Code (the “Code”) and as interpreted by the IRS. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.

Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code. In addition, this section refers to “insured”; where applicable, the same rules apply in the case of multiple “insureds”.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Nassau Life Insurance Company, and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.

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Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy/Contract Benefits

State and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyholder or beneficiary. A qualified tax advisor should be consulted on these consequences.

Tax Treatment as Life Insurance

In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the contract are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the contract’s investments (described below), owner/investor control (discussed below), and the necessity that the contract be life insurance under applicable law.

With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning contract funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.

Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the contract.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the contract. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance.

Since Code section 7702 imposes certain conditions with respect to premiums received under a contract, we monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

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Death Benefit Proceeds

Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income, as long as the contract remains in force and there is no change in the death benefit.

In addition to the necessity to return premiums, as described above, depending on the performance of the contract, from time to time, it may be become necessary to increase the death benefit in order to satisfy the Cash Value Corridor. Any such increase is in effect only as long as required to satisfy this corridor and is not permanent.

Under specified circumstances, the policyholder may request that the death benefit be increased or decreased. Under recent Internal Revenue Service guidance, such a decrease or increase may have federal income tax ramifications.

Full Surrender

Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes.

If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.

A contract that lapses is treated as a full surrender for federal income tax purposes.

The full surrender of a contract that is a Modified Endowment Contract (“MEC”), as described herein, may result in the imposition of an additional 10% tax on any income received.

Withdrawal

Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the contract. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the MEC provisions.

Loans

We believe that any loan received under a contract will be treated as your indebtedness. If the contract is a MEC, loans are fully taxable to the extent of income on the contract and are possibly subject to an additional 10% tax. If the contract is not a MEC, we believe that no part of any loan under a contract will constitute income to you as long as the contract remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.

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The deductibility by a policyholder of loan interest under a contract is limited under Code section 264. In most cases, there is no interest deduction permitted.

Sale of Contract

Upon a sale of the policy to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the policy. The IRS provided in Revenue Ruling 2020-5 (Internal Revenue Bulletin 2020-9) that for purposes of sale of a life insurance contract, the owner’s basis in the policy is not reduced for the cost of insurance charges. Revenue Ruling 2020-5 is effective for transactions entered into on or after August 26, 2009. Additional information reporting may apply in the event of a sale of a policy. In this information reporting, we would be required to provide specific information to the IRS concerning the basis of the policy.

Net Investment Income Additional Tax

In 2013, the United States Department of the Treasury issued regulations under section 1411 of the Internal Revenue Code. These regulations indicate that there are situations under which amounts received under a life insurance policy may be included in the definition of “net investment income” for purposes of section 1411 of the Code. Certain patterns of taxable income from a life insurance contract could be treated as if received from an annuity. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 applies to taxpayers whose modified adjusted gross income exceeds the threshold amount. The threshold amount is $250,000 in the case of a joint return or surviving spouse, $125,000 in the case of a married individual filing a separate return, and $200,000 in any other case. The threshold amount may be subject to modification, but is not indexed for inflation.

Business and Corporate-Owned Contracts

If the policy is owned by an entity that is not a natural person, there are Code provisions that impact the tax treatment of premiums, contract loan interest, policy earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a policy insuring the life of an individual who is not an owner of the policy, or an officer, director, or employee of the policyholder’s business. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

For an employer-owned life insurance policy under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the IRS. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). A tax advisor should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

Modified Endowment Contracts (“MEC”)

General

The premiums paid into a life insurance contract are required to be tested under the “7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under

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this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.

If the contract is classified as a MEC, there is no change to the contractual terms of the contract; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain at the time of the loan or distribution (the excess of cash value over premiums paid).

There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be required to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.

We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would cause MEC status, we will advise the policyholder that the excess premium will cause MEC status and will take steps to have the amounts removed from the contract. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years

If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.

Distributions Affected

If a contract fails the MEC test, it is considered a MEC as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.

Penalty Tax

Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:

•	made on or after the taxpayer attains age 59 1⁄2

•	attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or

•

part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules

Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or

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addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.

A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of MECs

All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.

Limitations on Mortality and Expense Charges

The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.

Qualified Plans

A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor. If this contract is used in this connection, we are specifically not the plan administrator or trustee and we are not providing any guidance or assistance regarding any qualified plan rules. We may require that the plan administrator or trustee be identified in a specific form or document.

Diversification Regulations

Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

•	55% in any one investment

•	70% in any two investments

•	80% in any three investments

•	90% in any four investments

A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.

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Owner/Investor Control

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets in the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate accounts. There is little guidance in this area, and some features of the policies, such as the flexibility of the policyowner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over separate account assets, we reserve the right to modify the policies as necessary to prevent a policyowner from being treated as the owner of the separate account assets supporting the policy.

Change or Assignment of Ownership, Exchange of Policies or Change of Insured

Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which there is no change in the identity of the insured or policyholder, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, long-term care contract, or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. At the time of the exchange, the contract is generally treated as newly issued and is subject to tax rules in place at the time of the exchange. If the original contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, the amount of the loan on the original contract may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.

Other Taxes

A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.

Withholding and Information Reporting

We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

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In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that ownership of a life insurance policy at time of death may result in federal estate taxes and that in certain circumstances, the death benefit may also be subject to these taxes. Consult an estate planning advisor for more information.

Gifting an existing life insurance contract/policy to another person, including a trust, can result in the assessment of gift taxes.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.

We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Cyber Security and Business Continuity Risks

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages an susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

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Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyberattacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or manmade disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

Nassau Life (NNY) – Legal Proceedings

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration, or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in the Company’s financial statements nor to have a material adverse effect on the principal underwriter. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods with respect to each of the Company and the principal underwriter.

California Lapse Litigation: The Company is currently defending two putative class actions filed against Foresters Life and Annuity Insurance Company (“FLIAC”), which was merged into the Company effective July 8, 2020. Both cases allege FLIAC lapsed life insurance policies without fully complying with California Insurance Code §§ 10113.71 and 10113. 72 (the “Statutes”). The California Supreme Court held in McHugh v. Protective Life Insurance that the Statues applied to all life insurance policies issued and delivered in California, including those issued before the Statutes were enacted on January 1, 2013. The cases each purport to seek certification of a class comprised of all California policyowners whose policies lapsed without FLIAC first fully complying with the Statutes from January 1, 2013 through the present. As detailed below, neither case has resulted in a class being certified and both are currently proceeding as individual cases covering only the claims of the named plaintiffs.

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Siino v. Foresters Life and Annuity Insurance Company: A putative class action was filed on April 28, 2020 against FLIAC. Plaintiff sought various forms of declaratory relief and asserted claims for breach of contract and violations of California’s Unfair Competition Law. On April 30, 2021, Plaintiff filed a motion for class certification. On January 12, 2022, the district court denied Plaintiff’s motion for class certification. Plaintiff filed a motion for partial summary judgment on her declaratory relief claim on December 8, 2022. On July 7, 2023, the district court entered an order granting in part and denying in part the requested relief. On August 11, 2023, Plaintiff requested dismissal of her remaining causes of action with prejudice, and requested final judgment in the case. The district court dismissed the remaining claims on August 14, 2023. FLIAC appealed the summary judgment decision to the United States Court of Appeals for the Ninth Circuit on September 12, 2023. Plaintiff filed a cross-appeal on September 18, 2023, challenging the district court’s denial of class certification. FLIAC filed its opening brief on February 6, 2024, and Plaintiff currently has a May 6, 2024 deadline to file her opening brief. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

Velez v. Foresters Life and Annuity Insurance Company: A putative class action was filed in the Los Angeles County California Superior Court on October 27, 2022 against FLIAC. Plaintiff seeks declaratory relief and asserts claims under California’s Unfair Competition Law. FLIAC removed the case to the United States District Court for the Central District of California on December 9, 2022. On August 15, 2023, Plaintiffs filed their motion for class certification. Plaintiffs later voluntarily withdrew their motion for class certification on October 18, 2023. On April 1, 2024, the parties filed a joint stipulation to stay the case in light of the appeal to the United States Court of Appeals for the Ninth Circuit in Siino v. Foresters Life and Annuity Insurance Company. The Court entered an order granting the stay on April 3, 2024. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

Financial Statements

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

Principal Underwriter

The Company has appointed 1851 Securities, Inc. (“1851”) to serve as the principal underwriter of the securities offered through this prospectus, pursuant to the terms of an underwriting agreement. 1851, which is an affiliate of the Company, also acts as the principal underwriter of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company or an affiliate reimburses 1851 for expenses 1851 incurs in underwriting the policies (e.g., commissions payable to retail broker-dealers who sell the policies). 1851 does not retain any fees under the policies; however, 1851 may receive 12b-1 fees from the underlying funds.

1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of FINRA.

1851 and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company has offered the policy in jurisdictions where it is licensed to do business and where the policy is approved.

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Compensation

Broker-dealers having selling agreements with 1851 and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or 1851 may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. The Company will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment

We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

To the extent permitted by FINRA rules and other applicable laws and regulations, 1851 may pay or allow other promotional incentives or payments in the form of cash or other compensation.

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APPENDIX A – Investment Options Available Under The Policy

The following is a list of underlying funds available under the policy. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000001. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Updated fund performance can be found at https://nfg.com/product-performance.html.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Long-term capital appreciation.	Alger Capital Appreciation Portfolio[1],[2] (Class 1-2 Shares)—Fred Alger Management, LLC	0.95%	43.13%	15.43%	12.54%
To seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	CVT S&P MidCap 400 Index Portfolio[3] (Class I)—Calvert Research and Management Ameritas Investment Partners, Inc.	0.33%	16.12%	12.28%	8.90%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Class A)[3]—DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.25%	26%	15.40%	11.74%
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP (Class A)[3]—DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.38%	16.76%	9.67%	6.89%
To provide current income.	Federated Hermes Fund for U.S. Government Securities II3—Federated Investment Management Company	0.78%	4.19%	-0.11%	0.90%
To seek high current income.	Federated Hermes High Income Bond Fund II3—Federated Investment Management Company	0.81%	12.71%	4.75%	4.13%
To provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3—Federal Investment Management Company	0.63%	4.52%	1.49%	0.90%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.66%	33.34%	16.54%	11.50%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.69%	45.51%	18.97%	15.61%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.68%	36.09%	19.52%	14.68%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class)[3]—Fidelity Management & Research Company LLC (FMR) FMR UK, FMR HK, and FMR Japan	0.48%	6.12%	1.87%	2.24%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of debt and equity securities.	Franklin Income VIP Fund (Class 2)—Franklin Advisers, Inc.	0.71%	8.62%	6.98%	5.01%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2)—Franklin Mutual Advisors, LLC	0.93%	13.46%	7.82%	5.43%
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2]—Security Investors, LLC, which operates under the name Guggenheim Investments	1.92%	12.75%	5.76%	3.32%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek capital appreciation.	Invesco V.I. American Franchise Fund (Series I Shares)—Invesco Advisers, Inc.	0.86%	40.93%	16.16%	11.70%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II Shares)—Invesco Advisers, Inc.	0.81%	10.24%	9.64%	6.78%
Long-term growth of capital.	Invesco V.I. Core Equity Fund[1,2] (Series I Shares)—Invesco Advisers, Inc.	0.80%	23.36%	12.95%	7.79%
To seek capital appreciation.	Invesco V.I. Capital Appreciation Fund (Series II Shares)[3]—Invesco Advisers, Inc.	1.05%	35.03%	16.10%	11.28%
To seek capital appreciation.	Invesco V.I. Global Fund (Series II Shares)—Invesco Advisers, Inc.	1.07%	34.45%	12.02%	8.21%
Long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund®[1,2] (Series I Shares)—Invesco Advisers, Inc.	0.94%	14.47%	10.32%	6.45%
To seek capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares)- Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
Long-term capital appreciation.	Lazard Retirement U.S. Small Cap Equity Select Portfolio (Service Shares)[1,2,3]—Lazard Asset Management LLC	1.15%	10.02%	9.10%	6.73%
To seek high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond Debenture Portfolio (Class VC shares)—Lord, Abbett & Co. LLC	0.89%	6.55%	3.14%	3.49%
Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Growth and Income Portfolio (Class VC shares)—Lord, Abbett & Co. LLC	0.92%	13.19%	10.72%	7.81%
To seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.	Lord Abbett Mid Cap Stock Portfolio (Class VC shares)—Lord, Abbett & Co. LLC	1.15%	15.42%	10.64%	6.51%
Seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	16.88%	10.04%	7.06%

59

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	12.82%	6.68%	4.99%
Seeks to provide investors with current income and capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.79%	15.72%	8.64%	6.20%
Seeks to provide investors with current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II)—ALPS Advisors, Inc. Morningstar Investment Management, LLC	0.78%	10.59%	4.74%	3.67%
The Fund seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio (Class S)[3]—Neuberger Berman Investment Advisers LLC	1.11%	-28.83%	6.77%	9.95%
The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)[3]—Neuberger Berman Investment Advisers LLC	1.17%	-18.65%	7.14%	10.64%
Seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments back by a portfolio of inflation-indexed securities and other Fixed Income Instruments.	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class)—Pacific Investment Management Company LLC	1.64%	-7.93%	8.46%	-0.90%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments.	PIMCO VIT Real Return Portfolio (Advisor Class)—Pacific Investment Management Company LLC	1.01%	3.57%	3.05%	2.15%

60

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.	PIMCO VIT Total Return Portfolio (Advisor Class)—Pacific Investment Management Company LLC	0.92%	5.83%	0.98%	1.60%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis.	Rydex VT Inverse Government Long Bond Strategy Fund[1,2,3]—Security Investors, LLC, which operates under the name Guggenheim Investments	5.02%	4.22%	1.03%	-3.28%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.	Rydex VT Nova Fund[1,2,3]—Security Investors, LLC, which operates under the name Guggenheim Investments	1.72%	35.06%	18.45%	14.14%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares)[3]—Templeton Asset Management Ltd. Franklin Templeton Investment Management Limited	1.35%	12.62%	4.22%	2.32%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 2 Shares)[3]—Templeton Investment Counsel, LLC	1.07%	20.76%	5.27%	1.28%
Seeks long-term capital growth. Under normal market conditions, the fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.	Templeton Growth VIP Fund (Class 2 Shares)[3]—Templeton Global Advisors Limited Templeton Asset Management Ltd	1.12%	21.01%	6.47%	3.24%
Capital appreciation and current income.	TVST Touchstone Balanced Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.80%	18.61%	11.29%	7.80%

61

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
High Level of current income consistent with preservation of capital. Capital appreciation is secondary.	TVST Touchstone Bond Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.63%	6.07%	1.82%	1.43%
Capital appreciation.	TVST Touchstone Common Stock Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.73%	26.66%	16.22%	11.29%
Growth of Capital.	TVST Touchstone Small Company Fund[3]—Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.76%	16.60%	12.29%	9.49%
Long-term growth of capital.	Virtus KAR Capital Growth Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.01%	34.71%	15.19%	11.97%
Capital appreciation and current income.	Virtus KAR Equity Income Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	0.96%	1.49%	11.46%	7.25%
High total return consistent with reasonable risk.	Virtus SGA International Growth Series A3—Virtus Investment Advisers, Inc. Sustainable Growth Advisers, LP	1.12%	18.00%	8.80%	2.23%
Long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series A3—Virtus Investment Advisers, Inc. Newfleet Asset Management, LLC	0.93%	8.69%	3.19%	2.94%
Capital appreciation and income with approximately equal emphasis.	Virtus Duff & Phelps Real Estate Securities Series A3—Virtus Investment Advisers, Inc. Duff & Phelps Investment Management Co.	1.08%	11.03%	8.55%	7.95%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
Long-term capital growth.	Virtus KAR Small-Cap Growth Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.12%	19.70%	11.70%	13.85%
Long-term capital appreciation.	Virtus KAR Small-Cap Value Series A3—Virtus Investment Advisers, Inc. Kayne Anderson Rudnick Investment Management, LLC	1.08%	19.05%	11.80%	8.42%
High total return over an extended period of time consistent with prudent investment risk.	Virtus Tactical Allocation Series (Class A Shares)[3]—Virtus Investment Advisers, Inc. Kayne Anderson Ruddick Investment Management, LLC and NewFleet Asset Management, LLC (fixed)	0.96%	22.22%	9.03%	5.87%
Long Term Capital Appreciation.	Wanger International[3]—Columbia Wanger Asset Management, LLC	1.20%	16.95%	6.45%	3.50%
Long Term Capital Appreciation.	Wanger Acorn[3]—Columbia Wanger Asset Management, LLC	0.95%	21.74%	7.51%	7.20%

[1]	This fund is closed to new investors.
[2]

For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

[3]	The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

63

Additional information about the Flex Edge policy (the “Policy”) and the Nassau Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated May 1, 2024, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to our Customer Service Office (see glossary for contact information) or by telephone (800) 541-0171. Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier number: C000020886

64

PART B

Flex Edge

Flex Edge Success®/Joint Edge®

Individual Edge®

Nassau Life Variable Universal Life Account

Issued by: Nassau Life Insurance Company

STATEMENT OF ADDITIONAL INFORMATION	May 1, 2024

Flexible Premium Fixed and Variable Universal Life Insurance Policies

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2024. You may obtain a copy of each prospectus without charge by contacting Nassau Life Insurance Company (“Nassau”) at the address or telephone number below or by visiting our website at www.nfg.com. Defined terms used in the current prospectuses are incorporated in this SAI.

If you have any questions, please contact us at our Customer Service Office:

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758572, Topeka, Kansas 66675-8572. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 572, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30am - 6:00pm EST and the fax number is 1-785-368-1386.

1

1

Nassau Life Insurance Company

Nassau, with its home office at One American Row, Hartford, Connecticut 06102, is a stock life insurance company organized under the laws of the State of New York . Nassau is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of Nassau is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of Nassau is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls Nassau through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

Nassau is part of Nassau Financial Group L.P. (the “Nassau Group”). Nassau, which at the time was named Phoenix Life Insurance Company, was acquired by the Nassau Group in 2016. In connection with that acquisition, Phoenix Life Insurance Company was re-named Nassau Life Insurance Company in 2018. Other affiliates of Nassau include 1851 Securities, Inc., which is the underwriter for the contracts, and the Nassau Companies of New York, which will provide administrative services for the contracts.

The Nassau Group, through Nassau and its affiliates, offers life insurance, annuities, long term care, and other insurance products, as well as sales, distribution, asset management, and long-term reinsurance services.

The Separate Account

Nassau established the Nassau Life Variable Universal Life Account, formerly known as the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) under which it meets the definition of a “separate account.”

All income, gains or losses of the Separate Account will be credited to or charged against amounts placed in the Separate Account without regard to the other income, gains and losses of Nassau. The assets of the Separate Account may not be charged with liabilities arising out of any other business we may conduct. Obligations under the policies are obligations of Nassau. Nassau serves as custodian of the assets of the Separate Account.

The Separate Account is divided into investment options, each of which is available for allocation of policy value. Each investment option will invest solely in a single investment portfolio of a fund. Each portfolio has its own specified investment objective. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. The policy owner bears the full investment risk for all monies invested in the Separate Account.

Reinvestment and Redemption

All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; any capital gains distributions of a fund are likewise reinvested at the net asset value on the record date. Nassau redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

Substitution of Investments

We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or, if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of

1

the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected investment option to another investment option without penalty.

Determination of Investment Option Values

We establish the unit value of each investment option on the first valuation date of that investment option. The unit value of an investment option on any other valuation date is determined by multiplying the unit value of that investment option on the previous valuation date by the net investment factor for that investment option for the then current valuation period. The unit value of each investment option on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each investment option on a valuation date is determined at the end of that day.

The net investment factor for each investment option is determined by the investment performance of the assets held by the investment option during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

(A) + (B)	– (D) where:
(C)

(A)	=	the value of the assets in the investment option on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B)	=	the amount of any dividend (or, if applicable, any capital gain distribution) received by the investment option if the “ex-dividend” date for shares of the fund occurs during the current valuation period.

(C)	=	the value of the assets in the investment option as of the prior valuation date, including accrued investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D)	=	the sum of the following daily charges multiplied by the number of days in the current valuation period:

1. the mortality and expense risk charge; and

2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

Services

Administrative, Marketing and Support Services

Nassau and/or the principal underwriter for the policies have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds for providing certain administrative, marketing, or other support services to the underlying funds.

These payments reflect in part service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that Nassau and the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other policies offered by Nassau. Aggregate fees relating to the different underlying funds vary and may be as much as 0.40% of the average net assets of an underlying fund attributable to the policies.

2

Other Service Providers

Beginning January 2022, management-related services to the Separate Account formerly provided by BNY Mellon began to be provided instead by Zinnia (previously known as SE2, LLC) and Security Distributors, LLC (an affiliate of Zinnia) pursuant to a Master Services Agreement (the “SE2 Agreement”) that those entities have entered into with the Nassau Companies of New York. The services provided under the “SE2 Agreement” are extensive, and include mail services and records management, services in support of new business, underwriting, contract holder engagement, financial administration of the contracts, claims, services with respect to annuitizations, actuarial services, and several other matters.

The Company pays Zinnia fees for these services. These fees are varied and include fees tied to the number of contracts/policies serviced each month as well as fees based on hours devoted by Zinnia personnel. During 2022 and 2023, the Company has paid Zinnia the fees listed below for services provided to the Separate Account. Zinnia’s administrative office address is P.O. Box 758573 Topeka, KS 66675-8573.

Year Ended December 31,	Fee Paid

2021	$156,886.63

2022	$149,081.66

2023	$164,898.89

Prior to 2022, services to the Separate Account were provided by BNY Mellon. Those services included computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company paid BNY Mellon fees for those services and are listed in the table above for the year 2021.

Independent Registered Public Accounting Firm. KPMG LLP, 755 Main Street Suite 1600, Hartford, Connecticut 06103, is the independent registered public accounting firm for the Separate Account and the independent auditor for NNY.

Information Sharing Agreements

Nassau has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor and, if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by Nassau or the underlying funds in accordance with their established policies.

Underwriter

1851 Securities, Inc. (“1851”) is the principal underwriter for the policies pursuant to an underwriting agreement dated January 1, 2012. 1851 is under common control with Nassau. 1851 is contracted as underwriter, to offer these policies on a continuous basis. The gross commissions paid to 1851 with respect to the variable life insurance policies registered in this registration statement were $715,817 in 2023, $648,621 in 2022, and $817,422 in 2021. 1851 does not retain any of the commissions paid to it. All underwriting commission costs are borne directly by Nassau. 1851’s principal business address is One American Row, Hartford, CT 06102-5056.

3

Additional Information about Charges

Reduction in Charges

Each policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that factors below will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

•	the number of insureds,

•	total premiums expected to be paid,

•	total assets under management for the policyowner,

•	the nature of the relationship among individual insureds,

•	the purpose for which the policies are being purchased,

•

where there is a preexisting relationship with us, such as being an employee of Nassau or its affiliates and their spouses; or employees or agents who retire from Nassau or its affiliates or 1851, or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom 1851 has selling agreements,

•	internal transfers from other policies or contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate, and

•	other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

Safekeeping of the Separate Account’s Assets

We hold the assets of the Separate Account separate and apart from our General Account. We maintain records of all purchases and redemptions of fund shares.

State Regulation

We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York State Superintendent of Financial Services. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of Nassau includes certain limitations on investments we may make, including investments for the Separate Account and the Guaranteed Interest Account. State regulation does not include any supervision over the Separate Account’s investment policies.

Reports

We will provide all policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

4

Financial Statements

The financial statements of each of the subaccounts of Nassau Life Variable Universal Life Account as of December 31, 2023 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2023 and 2022, and for each of the years in the three-year period ended December 31, 2023, have been included in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

5

Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2023, 2022 and 2021

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2023, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

1

Emphasis of Matter

Nassau Life Insurance Company and Delaware Life Insurance Company of New York merged effective July 1, 2023 with Nassau Life Insurance Company as the survivor. As discussed in Note 1, Note 3, and Note 19 to the financial statements, accounting practices prescribed or permitted by the New York State Department of Financial Services require that the financial statements of Nassau Life Insurance Company be revised to reflect the merger as of the beginning of the prior period. Our opinions on the financial statements are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●    Exercise professional judgment and maintain professional skepticism throughout the audit.

●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

2

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of Investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 1, 2024

3

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2023	2022 [1]
Assets:
Bonds	$6,993,422	$7,545,870
Contract loans	2,496,443	2,482,361
Real estate, at depreciated cost	27,446	27,148
Preferred stock	49,028	50,783
Common stock	143,650	27,213
Mortgage loans	517,608	535,875
Cash, cash equivalents and short-term investments	162,242	148,609
Derivatives	3,547	—
Other invested assets	445,747	447,577
Receivables for securities	5,820	3,163
Derivative collateral	63,468	70,474
Total cash and invested assets	10,908,421	11,339,073
Deferred and uncollected premiums	59,164	59,163
Due and accrued investment income	172,735	175,111
Current federal and foreign income tax	11,007	—
Reinsurance recoverables	6,291	11,029
Deferred tax asset	41,533	66,291
Receivables from affiliates	10,503	18,463
Other assets	7,743	10,274
Separate account assets	3,033,301	2,926,015
Total assets	$14,250,698	$14,605,419

Liabilities:
Reserves for future policy benefits	9,364,960	9,804,086
Policyholders’ funds	605,799	411,844
Dividends to policyholders	107,165	112,411
Policy benefits in course of settlement	198,925	116,175
Amounts payable on reinsurance	11,778	34,171
Accrued expenses and general liabilities	161,842	84,700
Current federal and foreign income tax	—	16,792
Reinsurance funds withheld liability	328,562	357,459
Interest maintenance reserve (“IMR”)	68,250	97,902
Transfers to (from) separate account due and accrued	(65,380)	(30,847)
Asset valuation reserve (“AVR”)	117,069	126,354
Purchase price payable and merger adjustments	—	178,922
Separate account liabilities	3,033,301	2,926,015
Total liabilities	13,932,271	14,235,984

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	634,333	614,333
Surplus notes	126,418	126,392
Special surplus funds	2,500	2,500
Unassigned surplus	(454,824)	(383,790)
Total surplus	318,427	369,435
Total liabilities, capital and surplus	$14,250,698	$14,605,419
———————
[1]Amounts for 2022 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.
The accompanying notes are an integral part of these financial statements.

4

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2023	2022 [1]	2021 [1]
Income:
Premium and annuity considerations	$343,202	$305,818	$309,570
Net investment income and amortization of IMR	578,124	621,969	718,275
Commissions and expense allowances on reinsurance ceded	14,037	14,710	14,432
Reserve adjustments on reinsurance ceded	(223,767)	(238,878)	(209,653)
Fees associated with separate account and other miscellaneous income	98,416	107,029	123,076
Total income	810,012	810,648	955,700

Current and future benefits:
Death benefits	566,114	464,636	470,510
Disability and health benefits	3,126	2,457	2,686
Annuity benefits and matured endowments	70,219	72,568	65,660
Surrender benefits	632,220	503,057	524,203
Interest on policy or contract funds	22,851	12,331	10,141
Settlement option payments	22,254	22,669	16,586
Net transfers to (from) separate accounts, net of reinsurance	(267,135)	(178,166)	(298,598)
Change in reserves for future policy benefits and policyholders’ funds	(439,129)	(329,194)	(217,516)
Total current and future benefits	610,520	570,358	573,672

Operating expenses:
Direct commissions	8,528	6,962	8,689
Commissions and expense allowances on reinsurance assumed	5,998	5,167	5,366
Premium, payroll and miscellaneous taxes	6,088	9,440	7,644
Other operating expenses	93,395	95,906	129,696
Total operating expenses	114,009	117,475	151,395
Net gain (loss) from operations before dividends and federal income taxes	85,483	122,815	230,633
Dividends to policyholders	69,339	78,002	57,291
Net gain from operations after dividends and before federal income taxes	16,144	44,813	173,342
Federal and foreign income tax expense (benefit)	(16,814)	6,143	28,581
Net gain from operations before realized capital gains (losses)	32,958	38,670	144,761
Realized capital gains (losses), net of income taxes and IMR	(40,550)	13,343	(3,380)
Net income (loss)	(7,592)	52,013	141,381

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	(8,145)	(58,141)	4,184
Change in deferred income taxes	737	1,101	(9,241)
Change in non-admitted assets	(27,743)	(22,579)	15,042
Change in asset valuation reserve	9,286	37,108	(12,381)
Change in surplus notes	26	26	26
Dividends to stockholder	—	(274,026)	(78,232)
Capital and paid-in surplus	20,000	—	—
Other surplus changes, net	(27,490)	(7,570)	13,968
Merger adjustments	(10,087)	283,650	(12,233)
Net increase (decrease) in capital and surplus	(51,008)	11,582	62,514
Capital and surplus, beginning of year	369,435	357,853	295,339
Capital and surplus, end of year	$318,427	$369,435	$357,853
———————
[1]Amounts for 2022 and 2021 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.
The accompanying notes are an integral part of these financial statements.

5

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2023	2022 [1]	2021 [1]
Cash provided by (used for) operations:
Premiums	$405,807	$372,950	$376,015
Investment and other income	811,315	849,743	990,688
Claims and benefits	(1,668,638)	(1,580,595)	(1,477,741)
Dividends paid	(110,858)	(90,841)	(100,329)
Commissions and other expenses	(106,755)	(106,853)	(136,438)
Net transfers from separate accounts	232,602	232,885	288,286
Federal income taxes recovered (paid)	(17,812)	(16,327)	(21,062)
Net cash provided by (used for) operations	(454,339)	(339,038)	(80,581)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	850,727	1,118,031	1,544,755
Proceeds from sales, maturities and repayments of stocks	2,426	16,489	77,692
Proceeds from sales, maturities and repayments of mortgage loans	39,311	123,722	46,607
Proceeds from sales, maturities and repayments of other invested assets	48,048	301,759	39,793
Proceeds from sales, maturities and repayments of other investments	—	—	1,831
Cost of bonds acquired	(343,941)	(632,663)	(1,366,825)
Cost of stocks acquired	(303,285)	(4,117)	(21,458)
Cost of mortgage loans acquired	(22,514)	(55,370)	(105,812)
Cost of other invested assets acquired	(53,803)	(169,566)	(107,755)
Cost of other investments acquired	(9,544)	(74,539)	(12,778)
Net decrease (increase) in contract loans	(14,161)	20,317	(23,665)
Net cash provided by (used for) investments	193,264	644,063	72,385

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	20,000	—	—
Net deposits (withdrawals) of deposit-type contracts	193,955	(13,309)	(50,429)
Dividends to stockholder	—	(274,026)	(78,232)
Other cash provided (applied)	60,753	11,689	(23,795)
Net cash provided by (used for) financing and miscellaneous uses	274,708	(275,646)	(152,456)
Net increase (decrease) in cash and short-term investments	13,633	29,379	(160,652)
Cash and short-term investments, beginning of year	148,609	119,230	279,882
Cash and short-term investments, end of year	$162,242	$148,609	$119,230
———————
[1]Amounts for 2022 and 2021 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.

The accompanying notes are an integral part of these financial statements.

6

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.     Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for DLNY were retained, and the accounts of NNY were restated to include the accounts of DLNY. DLNY was a provider of life insurance and annuity products with approximately 16,000 policyholders and $1.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

7

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•Merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented. For U.S. GAAP, financial statements are typically not restated, but post-acquisition activity and balance sheet amounts are reflected from the acquisition date.
•Acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus. For U.S. GAAP, acquired entities are carried at fair value as of the acquisition date with any difference between purchase price and fair value recorded to goodwill.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

8

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26R, Bonds, and SSAP No. 43R, Loan-Backed and Structured Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. These revisions have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

The Company did not adopt any accounting standards during 2023 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report risk-based capital (“RBC”) under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

In connection with the July 2023 acquisition of DLNY, Nassau committed to the NYDFS to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2028, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. Further, this commitment may be terminated earlier under certain circumstances. As of December 31, 2023, RBC and the surplus to policyholder reserves ratio were in excess of these levels.

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements. NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

9

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include limited partnerships, limited liability companies and residual tranches of securitizations. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Residual tranches of securitizations are reported at the lower of cost or market. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries that are included in common stock. The Company has an investment in subsidiary, Nassau Life Insurance Company ABS A-I LLC (“ABS A” or “NNY A-1”), an investment SPV, that was formed in 2023. The Company admits the underlying GAAP equity in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

10

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain/(loss) during the period representing equity index options was $(2.6) million, $0 and $0 as of December 31, 2023, 2022 and 2021, respectively.

11

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge collateralized loan obligation (“CLO”) asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was ($0.1) million, $0 and $(0.1) million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $173.7 million and $176.9 million gross due and accrued investment income at December 31, 2023 and 2022, respectively. There was $1.0 million and $1.8 million due and accrued investment income non-admitted at December 31, 2023 and 2022, respectively. There was $172.7 million and $175.1 million net due and accrued investment income at December 31, 2023 and 2022, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2023 and 2022 were $110.1 million and $82.4 million, respectively. Changes for the years ended December 31, 2023, 2022 and 2021 increased (decreased) surplus by $(27.7) million, $(22.6) million and $15.0 million, respectively.

12

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2023 and 2022, the Company calculated its reserves for variable annuity products under Reg 213.

As of December 31, 2023 and 2022, there were $82.0 million and $116.9 million, respectively, of cash flow testing reserves resulting from asset adequacy testing.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

13

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from separate accounts.

Stockholder dividends

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $30.8 million in 2024.

During 2023, 2022 and 2021, the Company paid cash dividends of $0, $274.0 million and $78.2 million, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of The Nassau Companies, Inc. (“NC”) and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

14

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $0.5 million, $4.3 million and $9.1 million for 2023, 2022 and 2021, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.8 million, $0.9 million and $0.9 million for 2023, 2022 and 2021, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0 and $0 for 2023, 2022 and 2021, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus increased/(reduced) by cumulative unrealized gains/(losses) was $61.0 million, $(44.4) million and $29.5 million as of December 31, 2023, 2022 and 2021, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk-based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

15

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2023, 2022 and 2021:

•$0, $24.2 million and $54.2 million of non-cash investment exchanges as of December 31, 2023, 2022 and 2021, respectively.

3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

16

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Delaware Life acquisition and merger

After NNY completed its 2023 acquisition of DLNY, DLNY was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2022 and 2021. Refer below to Note 19 – “The Merger” for further details regarding the merger and restatement. All 2023 amounts in the Notes to the Statutory Financial Statements were restated to reflect the statutory merger, unless otherwise indicated.

4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2023 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$240,740	$1	$(73,111)	$167,630
All other governments	102,769	605	(15,190)	88,184
States, territories and possessions	34,814	208	(2,578)	32,444
Political subdivisions of states, territories and possessions	64,588	367	(4,949)	60,006
Special revenue	381,050	1,364	(37,390)	345,024
Industrial and miscellaneous (unaffiliated)	4,303,925	30,077	(443,448)	3,890,554
Parent, subsidiaries and affiliates	60,719	407	(5,551)	55,575
Hybrid securities	147,094	177	(11,345)	135,926
Mortgage-backed and asset-backed securities	1,657,723	7,122	(187,672)	1,477,173
Total bonds	$6,993,422	$40,328	$(781,234)	$6,252,516

Preferred stock	$49,028	$668	$(1,460)	$48,236
Common stock	$38,368	$—	$—	$38,368
Common stock - affiliate	$105,282	$—	$—	$105,282

17

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$241,993	$2	$(74,238)	$167,757
All other governments	105,654	901	(16,599)	89,956
States, territories and possessions	34,023	151	(2,703)	31,471
Political subdivisions of states, territories and possessions	75,803	171	(7,191)	68,783
Special revenue	434,440	762	(50,898)	384,304
Industrial and miscellaneous (unaffiliated)	4,870,550	18,452	(610,516)	4,278,486
Parent, subsidiaries and affiliates	59,032	431	(5,631)	53,832
Hybrid securities	170,313	51	(18,121)	152,243
Mortgage-backed and asset-backed securities	1,554,062	2,962	(194,088)	1,362,936
Total bonds	$7,545,870	$23,883	$(979,985)	$6,589,768

Preferred stock	$50,783	$479	$(2,550)	$48,712
Common stock	$27,213	$—	$—	$27,213

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2023 and 2022.

The aging of temporarily impaired general account debt securities as of December 31, 2023 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$483	$(69)	$167,014	$(73,042)	$167,497	$(73,111)
All other governments	11,583	(329)	70,368	(14,861)	81,951	(15,190)
States, territories and possessions	2,663	(291)	23,986	(2,287)	26,649	(2,578)
Political subdivisions	6,415	(451)	38,476	(4,498)	44,891	(4,949)
Special revenue	42,521	(3,100)	254,730	(34,290)	297,251	(37,390)
Industrial and miscellaneous (unaffiliated)	388,043	(58,285)	2,953,840	(385,163)	3,341,883	(443,448)
Parent, subsidiaries and affiliates	23,859	(1,296)	28,431	(4,255)	52,290	(5,551)
Hybrid securities	17,457	(2,087)	110,289	(9,258)	127,746	(11,345)
Mortgage-backed and asset-backed securities	195,894	(10,797)	954,632	(176,875)	1,150,526	(187,672)
Total bonds	$688,918	$(76,705)	$4,601,766	$(704,529)	$5,290,684	$(781,234)
Number of positions at unrealized loss		501		1,852		2,353

The Company reported $6.5 million and $10.6 million of gross unrealized gains and $(9.4) million and $(0.1) million of gross unrealized losses related to common stock for the periods ended December 31, 2023 and 2022, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2023, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $18.8 million with unrealized losses of $9.4 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

18

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
As of December 31, 2023, there are 71 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $34.7 million. Securities in an unrealized loss position for over 12 months consisted of 1,852 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2022 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$80,084	$(10,009)	$87,540	$(64,229)	$167,624	$(74,238)
All other governments	69,866	(11,187)	13,565	(5,412)	83,431	(16,599)
States, territories and possessions	24,533	(2,703)	—	—	24,533	(2,703)
Political subdivisions	55,952	(7,191)	—	—	55,952	(7,191)
Special revenue	307,480	(36,649)	34,218	(14,249)	341,698	(50,898)
Industrial and miscellaneous (unaffiliated)	3,487,828	(504,289)	328,394	(106,227)	3,816,222	(610,516)
Parents, subsidiaries and affiliates	34,841	(4,460)	15,783	(1,171)	50,624	(5,631)
Hybrid securities	109,364	(12,135)	36,325	(5,986)	145,689	(18,121)
Mortgage-backed and asset-backed securities	907,941	(101,721)	312,325	(92,367)	1,220,266	(194,088)
Total bonds	$5,077,889	$(690,344)	$828,150	$(289,641)	$5,906,039	$(979,985)
Number of positions at unrealized loss		2,309		483		2,792

For the period ended December 31, 2022, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1.1 million with unrealized losses of $0.1 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2022, there are 37 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $17.9 million. Securities in an unrealized loss position for over 12 months consisted of 483 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

19

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The carrying value and fair value of bonds as of December 31, 2023 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$137,767	$130,498
Due after one year through five years	1,559,174	1,432,622
Due after five years through ten years	1,288,754	1,216,474
Due after ten years	4,007,727	3,472,922
Total	$6,993,422	$6,252,516

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of OTTI securities was $13.7 million and $32.3 million as of December 31, 2023 and 2022, respectively. OTTIs were $18.4 million, $13.0 million and $27.8 million in 2023, 2022 and 2021, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2023, 2022 and 2021, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2023	2022

Real estate	$27,446	$27,148
Total real estate	$27,446	$27,148

20

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2023 and 2022, the Company had $517.6 million and $535.9 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2023 and 2022 were $1.8 million and 1.7 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2023	2022
	(in millions)

Industrial	$64.7	$60.1
Multifamily	102.2	107.6
Office	94.3	96.5
Retail	130.0	133.5
Self-storage	50.3	49.7
Warehouse	45.4	46.0
Other	32.5	44.2
Total mortgage loans	519.4	537.6
Less: Allowance for loan losses	1.8	1.7
Net mortgage loans	$517.6	$535.9

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2023	2022
	(in millions)

East North Central	$64.6	$76.6
Middle Atlantic	15.0	17.5
Mountain	82.9	83.8
New England	15.2	15.4
Pacific	124.9	133.1
South Atlantic	115.9	118.4
West North Central	51.4	52.4
West South Central	49.5	40.4
Total mortgage loans	519.4	537.6
Less: Allowance for loan losses	1.8	1.7
Net mortgage loans	$517.6	$535.9

21

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2023
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$146.6	$—	$36.7	$—	$—	$—	$183.3
50% - 60%	40.8	18.2	34.8	36.7	—	—	130.5
60% - 70%	48.4	13.5	21.4	36.2	—	—	119.5
70% - 80%	20.7	—	24.0	5.9	—	10.5	61.1
80% and greater	2.7	—	6.3	8.5	—	5.7	23.2
Total	$259.2	$31.7	$123.2	$87.3	$—	$16.2	$517.6

	December 31, 2022
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$155.3	$26.8	$23.0	$4.9	$—	$—	$210.0
50% - 60%	39.0	34.2	52.8	20.1	12.5	—	158.6
60% - 70%	33.3	6.5	21.9	13.4	14.5	10.4	100.0
70% - 80%	—	—	39.5	—	5.9	10.8	56.2
80% and greater	—	—	—	—	8.3	2.8	11.1
Total	$227.6	$67.5	$137.2	$38.4	$41.2	$24.0	$535.9

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $405.0 million CM1 loans, $114.4 million CM2 loans and $0 CM3 loans as of December 31, 2023. The Company held $415.2 million CM1 loans, $103.5 million CM2 loans and $18.8 million CM3 loans as of December 31, 2022. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2023 and 2022 was 59.1% and 68.8%, respectively. As of December 31, 2023 and 2022, all loans were current.

During 2023, the minimum and maximum lending rates for mortgage loans were 3.2% and 6.3% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2023, 2022 and 2021.

22

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2023	2022

Private equity	$33,544	$21,853
Mezzanine partnerships	2,132	2,300
Collateralized fund obligation	36,523	47,083
Mortgage and real estate	41,964	22,386
Direct equity	116,922	122,991
Credit funds	23,779	19,259
Surplus debentures	100,113	99,157
Residual tranches	88,183	112,548
Other alternative assets	2,587	—
Total other invested assets	$445,747	$447,577

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $104.9 million and $122.8 million as of December 31, 2023 and 2022, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2023	2022
	(in thousands)
Put options:
Notional amount	$210,413	$—
Fair value	$3,232	$—
Carrying value	$3,232	$—

Swaps:
Notional amount	$900,000	$300,000
Fair value	$(49,529)	$(57,720)
Carrying value	$500	$—

Foreign currency forwards:
Notional amount	$18,423	$11,199
Fair value	$(185)	$(81)
Carrying value	$(185)	$(81)

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

23

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Offsetting and netting of assets and liabilities

For the year ended December 31, 2023, the Company had net derivative assets of $3.5 million, which represented $57.0 million of gross derivative assets offset by $53.5 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $488.4 million and $82.7 million as of December 31, 2023 and 2022, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $714.7 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411 Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	8	3	$10,422	$16,114	$10,250	$16,114
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	1	1	1,338	1,338	2,006	1,818
(4) Preferred Stock - Fair Value	5	6	3,887	4,628	3,887	4,628
(5) Total (1+2+3+4)	14	10	$15,647	$22,080	$16,143	$22,560
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

In 2023, the Company formed two new subsidiaries, Nassau Life Insurance Company ABS A-I LLC and Nassau Life Insurance Company ABS B-I LLC (“ABS B”). NNY funded and filed a Sub-1 filing with the NAIC for ABS A. The NAIC accepted that filing and completed review on January 19, 2024. The Company admitted $105.3 million within common stock based on the underlying GAAP equity for ABS A as of December 31, 2023. ABS B was not funded and has no underlying value ascribed to it. No subsidiary equity for ABS B was admitted as of December 31, 2023.

The Company has three other subsidiaries, PM Holdings, Nassau 2019 CFO LLC and Foresters Financial Holding Company, Inc., with no underlying value ascribed to them and no subsidiary equity was admitted as of December 31, 2023 and 2022 for these three companies.

24

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Concentration of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2023, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were The Goldman Sachs Group, Inc., Wells Fargo & Company, Bank of America Corporation, Oracle Corporation and Anheuser-Busch Company. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2023	2022	2021

Bonds	$337,372	$337,779	$367,058
Contract loans	208,166	214,940	198,388
Cash and short-term investments	11,766	4,532	931
Real estate, net of expenses	4,852	4,676	5,266
Preferred stock	2,128	2,810	3,806
Common stock	743	362	3,032
Mortgage loans	21,019	26,159	24,429
Other invested assets	38,680	58,394	133,942
Derivative instruments	(14,469)	(1,796)	2,335
Amortization of IMR	8,461	16,449	18,191
Less:
Interest expense	9,086	9,086	9,086
Other investment expenses	31,508	33,250	30,017
Net investment income	$578,124	$621,969	$718,275

For the year ended December 31, 2023, the Company had 0 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2022, the Company had 17 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.5 million. For the year ended December 31, 2021, the Company had 42 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.8 million.

25

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2023	2022	2021	2023	2022	2021

Bonds	$(20,684)	$(5,391)	$(13,302)	$278	$4,676	$(580)
Investments in affiliates	—	—	—	2,987	—	—
Preferred stock	(1,017)	(3,452)	693	1,600	(6,380)	3,351
Common stock	8	2,072	24,850	896	320	(15,063)
Mortgage loans	(1,442)	(65)	(24)	—	—	—
Other invested assets	(10,794)	19,259	(9,897)	(16,381)	(72,232)	17,690
Derivative instruments	(181)	900	(1,944)	(2,167)	20	(102)
Miscellaneous	387	52	226	697	—	—
	(33,723)	13,375	602	(12,090)	(73,596)	5,296
Income tax benefit (expense)	(6,827)	(32)	(3,982)	3,945	15,455	(1,112)
Net capital gains (losses)	$(40,550)	$13,343	$(3,380)	$(8,145)	$(58,141)	$4,184

Realized losses for 2023 include other-than-temporary impairments of $18.4 million, including impairments on bonds of $16.0 million, preferred stock of $0.5 million and other invested assets of $1.9 million. Realized losses for 2022 include other-than-temporary impairments of $13.0 million, including impairments on bonds of $3.1 million, common stock of $1.9 million, preferred stock of $3.3 million and other invested assets of $4.8 million. Realized losses for 2021 include other-than-temporary impairments of $27.8 million, including impairments on bonds of $14.4 million, common stock of $1.7 million, preferred stock of $1.9 million and other invested assets of $9.9 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds for the years ended December 31 were as follows:

	2023	2022	2021

Proceeds from sales	$855,975	$1,119,452	$1,673,662
Gross gains on sales	4,484	25,382	98,873
Gross losses on sales	(63,087)	(27,092)	39,031

26

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
5.    Reserves for Future Policy Benefits and Reinsurance

The balances for NNY’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2023	2022

Life insurance	$9,082,502	$9,273,899
Health insurance	30,560	34,213
Total life and health insurance	9,113,062	9,308,112

Annuities	1,020,376	1,189,760

Subtotal	10,133,438	10,497,872
Supplementary contracts with life contingencies	134,383	136,401
All other	82,000	160,936
Total before reinsurance ceded	10,349,821	10,795,209
Less: Reinsurance ceded	984,861	991,123
Reserves for future policy benefits	$9,364,960	$9,804,086

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2023 and 2022, the Company had $1.8 billion and $1.9 billion, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. As of December 31, 2023 and 2022, the Company carried an associated reserve of $45.3 million and $48.3 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

As of December 31, 2023 and 2022, there were $82.0 million and $116.9 million, respectively, of cash flow testing reserves from asset adequacy testing in the general account. Of those amounts, $37.0 million was ceded as of December 31, 2023 and 2022. In addition, there were $15.0 million of cash flow testing reserves resulting from asset adequacy testing in the separate account as of December 31, 2023 and 2022.

In 2021, NNY updated its reserve methodology for a subset of payout annuities issued by FLIAC to increase the statutory valuation interest rates to equal allowable maximums, which resulted in a beginning reserve reduction of $18.1 million. NNY also updated its mortality method for the same subset of payout annuities, which resulted in a beginning reserve increase of $3.2 million. The net $14.9 million reduction in beginning reserves was recorded as a change in reserve basis included in other surplus changes, net for the year ended December 31, 2021.

27

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2023
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$73,570	$205,691	$—	$279,261	11%
- at book value less surrender charge of 5% or more	4,335	—	—	4,335	—%
- at market value	—	—	1,056,105	1,056,105	44%
Total with market value adjustment or at fair value	77,905	205,691	1,056,105	1,339,701	55%
- at book value (minimal or no charge or adjustment)	693,135	—	—	693,135	28%
Not subject to discretionary withdrawal	394,901	15,000	8,936	418,837	17%
Total individual annuity actuarial reserves	1,165,941	220,691	1,065,041	2,451,673	100%
Less: Reinsurance ceded	10,457	—	—	10,457
Total individual annuity actuarial reserves, net of reinsurance	$1,155,484	$220,691	$1,065,041	$2,441,216
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$1,212	$—	$—	$1,212

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$29,102	$247,727	$—	$276,829	11%
- at book value less surrender charge of 5% or more	31,877	—	—	31,877	1%
- at market value	—	—	1,094,042	1,094,042	42%
Total with market value adjustment or at fair value	60,979	247,727	1,094,042	1,402,748	54%
- at book value (minimal or no charge or adjustment)	873,828	—	—	873,828	33%
Not subject to discretionary withdrawal	326,307	—	7,702	334,009	13%
Total individual annuity actuarial reserves	1,261,114	247,727	1,101,744	2,610,585	100%
Less: Reinsurance ceded	7,798	—	—	7,798
Total individual annuity actuarial reserves, net of reinsurance	$1,253,316	$247,727	$1,101,744	$2,602,787
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$27,933	$—	$—	$27,933

28

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	295	295	1%
Total with market value adjustment or at fair value	—	—	295	295	1%
- at book value (minimal or no charge or adjustment)	13,322	—	—	13,322	39%
Not subject to discretionary withdrawal	20,497	—	—	20,497	60%
Total group annuity actuarial reserves	33,819	—	295	34,114	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$33,819	$—	$295	$34,114

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	411	411	1%
Total with market value adjustment or at fair value	—	—	411	411	1%
- at book value (minimal or no charge or adjustment)	15,005	—	—	15,005	40%
Not subject to discretionary withdrawal	21,750	—	—	21,750	59%
Total group annuity actuarial reserves	36,755	—	411	37,166	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$36,755	$—	$411	$37,166

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	954	954	—%
Total with market value adjustment or at fair value	—	—	954	954	—%
- at book value (minimal or no charge or adjustment)	329,236	—	—	329,236	54%
Not subject to discretionary withdrawal	276,563	—	—	276,563	46%
Total deposit fund liabilities	605,799	—	954	606,753	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$605,799	$—	$954	$606,753

29

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	863	863	—%
Total with market value adjustment or at fair value	—	—	863	863	—%
- at book value (minimal or no charge or adjustment)	387,219	—	—	387,219	94%
Not subject to discretionary withdrawal	24,625	—	—	24,625	6%
Total deposit fund liabilities	411,844	—	863	412,707	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$411,844	$—	$863	$412,707

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2023:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$1,054,920
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	134,383
Exhibit 7, Deposit-type contracts, line 14, column 1	605,799
Subtotal	1,795,102

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,277,497
Exhibit 3, Line 0399999, column 2	8,530
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	954
Subtotal	1,286,981
Combined total	$3,082,083

30

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2023 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$2,148	$2,148	$9,478	$—	$—	$—
- Universal life	596,660	598,272	625,284	—	—	—
- Universal life with secondary guarantees	186,307	179,703	683,302	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,096,967	7,094,187	7,392,133	—	—	—
- Variable life	87,020	87,022	100,746	898,049	891,216	892,429
- Variable universal life	82,716	82,710	83,211	800,413	787,136	788,763
- Miscellaneous reserves	1,068	1,068	1,243	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	101,076	XXX	XXX	—
- Accidental death benefits	XXX	XXX	468	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,136	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	16,663	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	99,760	XXX	XXX	—

Total (gross: direct + assumed)	8,052,886	8,045,110	9,119,500	1,698,462	1,678,352	1,681,192
Less: Reinsurance ceded	343,805	337,512	943,844	—	—	—
Total, net	$7,709,081	$7,707,598	$8,175,656	$1,698,462	$1,678,352	$1,681,192

31

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2022 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,741	$1,741	$9,047	$—	$—	$—
- Universal life	644,858	643,540	670,901	—	—	—
- Universal life with secondary guarantees	188,800	179,810	666,234	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,277,478	7,273,442	7,585,497	—	—	—
- Variable life	86,040	85,422	98,709	842,012	835,864	836,363
- Variable universal life	84,845	84,393	85,774	705,274	690,350	693,058
- Miscellaneous reserves	1,024	1,024	1,199	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	107,382	XXX	XXX	—
- Accidental death benefits	XXX	XXX	512	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,880	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	19,429	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	103,340	XXX	XXX	—

Total (gross: direct + assumed)	8,284,786	8,269,372	9,354,904	1,547,286	1,526,214	1,529,421
Less: Reinsurance ceded	352,795	344,436	949,115	—	—	—
Total, net	$7,931,991	$7,924,936	$8,405,789	$1,547,286	$1,526,214	$1,529,421

Reconciliation of total life insurance reserves for the year ended December 31, 2023:

Amount

Exhibit 5, Life insurance section, total (net)	$8,136,474
Exhibit 5, Accidental death benefits section, total (net)	468
Exhibit 5, Disability active lives section, total (net)	5,927
Exhibit 5, Disability disabled lives section, total (net)	11,749
Exhibit 5, Miscellaneous reserves section, total (net)	21,038
Subtotal	8,175,656

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,681,192
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,681,192
Combined total	$9,856,848

32

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $27.4 million and $7.2 million as of December 31, 2023 and 2022, respectively, and are included in accrued expenses and general liabilities.

On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $1.8 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit in the amount of $4.5 million was reduced to $0 as of the termination date .

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $56.4 million and $58.9 million at December 31, 2023 and 2022, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company retrocedes, and PHL reinsures, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.3 billion and $1.2 billion as of December 31, 2023 and 2022, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.
•Under one DLNY premerger reinsurance agreement, certain of DLNY universal life insurance policies acquired are reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $160.8 million and $160.4 million as of December 31, 2023 and 2022, respectively. Pursuant to another DLNY premerger reinsurance agreement, the Company ceded 100% of the liabilities under its DLNY group insurance policies on an indemnity coinsurance basis.

33

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2023	2022	2021

Direct premiums and annuity considerations	$417,539	$390,010	$402,797
Reinsurance assumed - non-affiliate	6,145	7,376	8,375
Reinsurance assumed - affiliate	33,536	25,754	26,752
Reinsurance ceded - non-affiliate	(110,154)	(112,450)	(122,583)
Reinsurance ceded - affiliate	(3,864)	(4,872)	(5,771)
Net premiums and annuity considerations	$343,202	$305,818	$309,570

Direct commissions and expense allowance	$8,528	$6,962	$8,689
Reinsurance assumed - non-affiliate	269	310	314
Reinsurance assumed - affiliate	5,729	4,857	5,052
Reinsurance ceded - non-affiliate	(4,256)	(5,300)	(5,520)
Reinsurance ceded - affiliate	(9,781)	(9,410)	(8,912)
Net commissions and expense allowance	$489	$(2,581)	$(377)

Direct policy and contract claims incurred	$822,123	$738,534	$715,007
Reinsurance assumed - non-affiliate	108,548	102,812	30,373
Reinsurance assumed - affiliate	35,563	20,736	29,565
Reinsurance ceded - non affiliate	(221,766)	(218,116)	(196,162)
Reinsurance ceded - affiliate	(82,755)	(81,636)	(23,340)
Net policy and contract claims incurred	$661,713	$562,330	$555,443

Direct policy and contract claims payable	$158,453	$109,755
Reinsurance assumed - non-affiliate	59,323	37,087
Reinsurance assumed - affiliate	1,483	793
Reinsurance ceded - non-affiliate	(20,334)	(31,460)
Net policy and contract claims payable	$198,925	$116,175

Direct life insurance in force	$29,778,130	$32,184,980
Reinsurance assumed	3,002,453	3,036,110
Reinsurance ceded	(12,733,268)	(14,055,740)
Net insurance in force	$20,047,315	$21,165,350

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $15.1 million, $78.3 million and $89.0 million for the years ended December 31, 2023, 2022 and 2021, respectively.

34

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $15.7 million as of December 31, 2020. As of December 31, 2021, $2.3 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.8 million of favorable prior year development since December 31, 2020. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.2 million as of December 31, 2021. As of December 31, 2022, $0.9 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.7 million of unfavorable prior year development since December 31, 2021. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.0 million as of December 31, 2022. As of December 31, 2023, $0.8 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $1.5 million of unfavorable prior year development since December 31, 2022. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

FHLB

The Company is a member of the FHLB of Boston. In 2023, NNY issued funding agreements to the FHLB of Boston to support various spread-based businesses. The funding agreements are issued through the general account and are included in the liability for Policyholders’ funds in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. When a funding agreement is issued, the Company is required to post collateral in the form of eligible securities for each of the advances received. Upon any event of default by the Company, the FHLB of Boston’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB of Boston.

The amount of FHLB of Boston common stock held, in aggregate, exclusively in the Company’s general account at December 31, 2023 and 2022 was as follows:

	2023	2022

Membership stock - class B [1]	$5.0	$5.0
Activity stock	11.3	—
Aggregate total	$16.3	$5.0

Actual or estimated borrowing capacity as determined by the insurer	$714.7	$644.5
———————
[1]Membership stock is not eligible for redemption.

35

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The amount of collateral pledged to the FHLB of Boston in the Company’s general account at December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value	$385.5	$—
Carrying value	$403.6	$—
Aggregate total borrowing	$252.9	$—

The maximum amount of collateral pledged and aggregate total borrowing to the FHLB of Boston in the Company’s general account during the years ended December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value	$385.5	$4.8
Carrying value	$445.9	$4.8
Aggregate total borrowing	$272.9	$—

The following table reflects the amount borrowed from the FHLB of Boston in the form of funding agreements or debt at December 31, 2023 and 2022:

	2023	2022

Funding agreements issued	$252.9	$—
Funding agreements reserves established	$254.1	$—
Maximum amount of funding agreements borrowed during the year	$252.9	$—
Maximum amount of debt borrowed during the year	$252.9	$4.8

The Company does not have any prepayment obligations for these funding agreement arrangements.

6.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.6 million, $0.7 million and $0.8 million in 2023, 2022 and 2021, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $0.3 million as of December 31, 2023, payable as follows: 2024 - $0.3 million; 2025 - $0; 2026 - $0; 2027 - $0 and 2028 - $0.

7.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2023 and 2022 was $34.5 million and $34.2 million, respectively. EDP accumulated depreciation as of December 31, 2023 and 2022 was $34.2 million and $34.2 million, respectively. Depreciation for the year ended December 31, 2023, 2022 and 2021 was $0, $0 and $1.9 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0.4 million and $0 as of December 31, 2023 and 2022, respectively.

36

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
8.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2023 and 2022 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2023 and 2022 was $5.0 million and $4.9 million, respectively. Depreciation for the years ended December 31, 2023, 2022 and 2021 was $0, $0.1 million and $0.1 million, respectively. Non-admitted furniture and equipment totaled $0 and $0.1 million as of December 31, 2023 and 2022, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

9.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$110	$103
Ordinary renewal	59,745	59,061
Total	$59,855	$59,164

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$331	$246
Ordinary renewal	59,643	58,917
Total	$59,974	$59,163

10.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

After the merger with DLNY, NNY also has non-insulated Separate Accounts for certain DLNY contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2023 and 2022, the Company maintained separate account assets totaling $3,033.3 million and $2,926.0 million, respectively. As of December 31, 2023 and 2022, The Company’s Separate Account statements included legally insulated assets of $2,776.7 million and $2,664.4 million, respectively.

37

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk taken, the separate account paid risk charges of $5.6 million, $5.9 million, $6.2 million, $6.3 million and $6.6 million for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. The general account paid $1.1 million, $0.8 million, $0.9 million, $0.7 million and $0.6 million relating to separate account guarantees for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,968.2 million and $2,895.2 million as of December 31, 2023 and 2022, respectively. Separate account premiums and other considerations received were $46.9 million, $51.7 million and $61.0 million for the years ended December 31, 2023 and 2022, and 2021 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $244.8 million, $217.5 million and $284.6 million for the years ended December 31, 2023, 2022 and 2021, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds, in the Statements of Income and Changes in Capital and Surplus were as follows:

	2023	2022	2021

Transfers to separate accounts	$46,942	$51,716	$60,956
Transfers from separate accounts	(314,077)	(229,882)	(358,638)
Other	—	—	(916)
Net transfers from separate account	(267,135)	(178,166)	(298,598)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(267,135)	$(178,166)	$(298,598)

11.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$194,378	$23,312	$217,690	$189,266	$15,500	$204,766	$5,112	$7,812	$12,924
Statutory valuation allowance	—	2,402	2,402	—	—	—	—	2,402	2,402
Adjusted gross deferred tax assets	194,378	20,910	215,288	189,266	15,500	204,766	5,112	5,410	10,522
Less: Deferred tax assets non-admitted	104,299	—	104,299	71,067	1,848	72,915	33,232	(1,848)	31,384
Subtotal net admitted deferred tax assets	90,079	20,910	110,989	118,199	13,652	131,851	(28,120)	7,258	(20,862)
Less: Deferred tax liabilities	48,286	21,170	69,456	53,683	11,877	65,560	(5,397)	9,293	3,896
Net deferred tax assets	$41,793	$(260)	$41,533	$64,516	$1,775	$66,291	$(22,723)	$(2,035)	$(24,758)

38

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$1,203	$1,203	$—	$(1,203)	$(1,203)
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	41,793	(260)	41,533	64,516	572	65,088	(22,723)	(832)	(23,555)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	41,793	(260)	41,533	65,530	602	66,132	(23,737)	(862)	(24,599)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	41,534	XXX	XXX	72,309	XXX	XXX	(30,775)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	48,286	21,170	69,456	53,683	11,877	65,560	(5,397)	9,293	3,896
Deferred tax assets admitted as the result of application of SSAP No, 101	$90,079	$20,910	$110,989	$118,199	$13,652	$131,851	$(28,120)	$7,258	$(20,862)

2023

Ratio percentage used to determine recovery period and threshold limitation amount	621%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$276,893

For the year ended December 31, 2022, the ratio percentage and amount of adjusted capital and surplus for NNY and DLNY on a separate-company basis are shown in the below table:

	NNY	DLNY

Ratio percentage used to determine recovery period and threshold limitation amount	822%	1,202%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$343,635	$138,429

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$194,378	$20,910	$189,266	$15,500	$5,112	$5,410
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$90,079	$20,910	$118,199	$13,652	$(28,120)	$7,258
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence to support that it is more likely than not that NNY will realize the full tax benefits associated with its DTAs, with the exception of $2.4 million in realized capital losses of DLNY. The realized losses of DLNY are limited under IRC 382 and management believes it is more likely than not that the realized losses will expire before they can be utilized. As a result, the Company established a $2.4 million valuation allowance on the full DLNY realized loss population as of December 31, 2023.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2023 and 2022 were as follows:

39

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023	2022	Change
Current income tax:
Federal	$(16,814)	$6,143	$(22,957)
Subtotal	(16,814)	6,143	(22,957)
Federal income tax on net capital gains	6,827	32	6,795
Federal and foreign income tax expense (benefit) incurred	$(9,987)	$6,175	$(16,162)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$60,273	$70,748	$(10,475)
Investments	55,350	56,578	(1,228)
Deferred acquisition costs	26,022	27,529	(1,507)
Policyholder dividends accrual	22,213	23,319	(1,106)
Fixed assets	1,489	1,489	—
Compensation and benefits accrual	3,117	3,463	(346)
Prior period adjustments	—	272	(272)
Net operating loss carryforward	16,010	—	16,010
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	9,904	5,868	4,036
Subtotal	194,378	189,266	5,112
Non-admitted	104,299	71,067	33,232
Admitted ordinary deferred tax assets	$90,079	$118,199	$(28,120)

Capital:
Investments	$18,059	$14,637	$3,422
Net capital loss carryforward	4,949	—	4,949
Other (including items <5% of total capital tax assets)	304	863	(559)
Subtotal	23,312	15,500	7,812
Statutory valuation allowance	2,402	—	2,402
Non-admitted	—	1,848	(1,848)
Admitted capital deferred tax assets	20,910	13,652	7,258
Admitted deferred tax assets	$110,989	$131,851	$(20,862)

Deferred tax liabilities:
Ordinary:
Investments	$30,515	$30,365	$150
Fixed assets	2,264	2,073	191
Compensation	5,543	5,550	(7)
Policyholder reserves	9,961	15,546	(5,585)
Deferred and uncollected premiums	—	—	—
Other (including items <5% of total ordinary tax liabilities)	3	149	(146)
Subtotal	48,286	53,683	(5,397)

Capital:
Investments	21,170	11,877	9,293
Other (including items <5% of total ordinary tax liabilities)	—	—	—
Subtotal	21,170	11,877	9,293
Deferred tax liabilities	69,456	65,560	3,896
Net admitted deferred tax assets (liabilities)	$41,533	$66,291	$(24,758)

40

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(25,860)	$(5,431)	21.0%
Interest maintenance reserve	(21,373)	(4,488)	17.4%
Dividends received deduction	(2,731)	(573)	2.2%
Return to provision	(224)	(47)	0.2%
Change in non-admitted assets	(14,465)	(3,038)	11.7%
Change in valuation allowance	11,437	2,402	(9.3%)
Other, including prior year true-up	2,146	451	(1.7%)
Total statutory income tax	$(51,070)	$(10,725)	41.5%

Federal income taxes incurred		$(3,827)	14.8%
Tax on capital gains/(losses)		6,827	(26.4%)
Prior year overaccrual/(underaccrual)		(12,987)	50.2%
Change in net deferred income tax expense/(benefit)		(737)	2.8%
Total statutory income tax		$(10,725)	41.5%

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$53,426	$11,219	21.0%
Investment related	(297)	(62)	(0.1%)
Tax credits	(299)	(63)	(0.1%)
Interest maintenance reserve	(19,903)	(4,180)	(7.8%)
Dividends received deduction	(2,800)	(588)	(1.1%)
Return to provision	(4,496)	(944)	(1.8%)
Change in non-admitted assets	(2,592)	(544)	(1.0%)
Miscellaneous	2	—	—%
Other, including prior year true-up	1,121	235	0.4%
Total statutory income tax	$24,162	$5,074	9.5%

Federal income taxes incurred		$5,631	10.5%
Tax on capital gains/(losses)		2,574	4.8%
Prior year overaccrual/(underaccrual)		(2,030)	(3.8%)
Change in net deferred income tax expense/(benefit)		(1,101)	(2.1%)
Total statutory income tax		$5,074	9.5%

41

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income before taxes	$110,946	$23,299	21.0%
Interest maintenance reserve	(9,572)	(2,010)	(1.8%)
Dividends received deduction	(2,310)	(485)	(0.4%)
NOL carryback	5,335	1,120	1.0%
Return to provision	6,837	1,436	1.3%
Change in non-admitted assets	8,141	1,710	1.5%
Other, including prior year true-up	20,949	4,399	4.0%
Total statutory income tax	$140,326	$29,468	26.6%

Federal income taxes incurred		$18,819	17.0%
Tax on capital gains/(losses)		3,066	2.8%
Prior year overaccrual/(underaccrual)		1,680	1.5%
Change in net deferred income tax expense/(benefit)		5,903	5.3%
Total statutory income tax		$29,468	26.6%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2023	2022

The Company had net operating loss carryforwards of	$76,240	$—
The Company had capital loss carryforwards of	23,569	—

As of December 31, 2023, the Company has approximately $76.2 million of net operating loss carryforwards and $23.6 million of capital loss carryforwards, respectively, The balance of the Company’s net operating losses are not subject to expiration and the Company's capital loss carryforwards expire in 2028 ..

The Company had no income tax expense for 2023, 2022 and 2021 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2023 or 2022.

The Company’s U.S. federal income tax return for years 2020 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2023 and 2022. As of December 31, 2023, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Effective July 1, 2023, NNY completed its acquisition of DLNY. On July 5, 2023, DLNY merged into NNY with NNY surviving pursuant to a merger agreement. See Note 1 – “Description of Business” and Note 3 – “Significant Transactions, Delaware Life acquisition and merger” for additional information regarding the acquisition.

42

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2023:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.
Nassau Re Imagine
Delaware Life Insurance Company of New York

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2023 and 2022. Accordingly, the BEAT liability was $0 for the years ended December 31, 2023 and 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2023.

12.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $76.2 million, $76.1 million and $94.9 million for the years ended December 31, 2023, 2022 and 2021, respectively. The amounts receivable from/(payable to) NCNY were $(5.6) million and $2.1 million as of December 31, 2023 and 2022, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.4 million, $2.7 million and $3.2 million for the years ended December 31, 2023, 2022 and 2021, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2023 and 2022.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $4.4 million, $4.7 million and $3.6 million for the years ended December 31, 2023, 2022 and 2021, respectively. Commissions paid by the Company on behalf of NLA were $135.3 million, $101.2 million and $87.8 million for the years ended December 31, 2023, 2022 and 2021. The Company had amounts receivable from PHL and NLA of $0.2 million and $9.7 million as of December 31, 2023, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $7.8 million as of December 31, 2022, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $25.5 million, $24.8 million and $22.5 million for the years ended December 31, 2023, 2022 and 2021, respectively. Amounts payable to NAMCO were $0 and $0 for the years ended December 31, 2023 and 2022, respectively.

43

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., Nassau Euro CLO I DAC, Nassau Euro CLO III DAC and Angel Island Capital 2023-I Ltd. (the “Nassau CLOs”) totaling $208.2 million par with a fair value of $170.8 million and $94.1 million par with a fair value of $42.6 million at December 31, 2023 and 2022, respectively. The Nassau CLOs are managed by NGC CLO Manager, LLC and NGC UK LLP, affiliates of NNY. These are recorded in other invested assets.

The Company has investments in NCNY long-term bonds, which have a par value of $78.2 million and $77.6 million at December 31, 2023 and 2022, respectively, and a fair value of $55.6 million and $53.8 million at December 31, 2023 and 2022, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $9.2 million and $9.5 million at December 31, 2023 and 2022, respectively, and a fair value of $8.4 million and $8.5 million at December 31, 2023 and 2022, respectively, and recognized $0.7 million and $0.8 million of net investment income for the years ended December 31, 2023 and 2022, respectively. The Company’s equity investment in Nassau CFO was $36.5 million and $47.1 million at December 31, 2023 and 2022, respectively, and the Company recorded net investment income from Nassau CFO of $0 and $22.8 million for the years ended December 31, 2023 and 2022, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $14.9 million and a remaining commitment of $13.7 million as of December 31, 2023.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company's investment in Class C Notes issued by Nassau CFO 2022 have a par of $7.6 million and fair value of $7.6 million and a par of $7.0 million and fair value of $7.0 million at December 31, 2023 and 2022, respectively. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $61.5 million and fair value of $61.5 million and a par of $77.4 million and fair value of $77.4 million at December 31, 2023 and 2022, respectively.

See Note 5 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2023, no amounts were overdue.

13.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

44

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models. For fair values of common stock investments in subsidiaries, the Company uses the underlying GAAP equity in the subsidiary.

Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Other invested assets

Fair values for surplus debentures, residual tranches and certified capital companies (“capcos”) are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

45

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

46

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2023
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$5,334	$12,470	$—	$17,804
Preferred stock	—	21,801	7,600	—	29,401
Common stock [1]	—	—	38,368	—	38,368
Subtotal	—	27,135	58,438	—	85,573

Derivative assets	—	57,077	—	—	57,077
Other invested assets	—	18,913	66,104	—	85,017
Separate account assets	2,811,809	221,154	338	—	3,033,301
Total assets at fair value	$2,811,809	$324,279	$124,880	$—	$3,260,968

Liabilities at fair value:
Derivative liabilities	$—	$53,530	$—	$—	$53,530
Total liabilities at fair value	$—	$53,530	$—	$—	$53,530
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

	2022
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$3,277	$2,352	$—	$5,629
Preferred stock	—	24,358	7,051	—	31,409
Common stock [1]	—	—	27,213	—	27,213
Subtotal	—	27,635	36,616	—	64,251

Other invested assets	—	20,598	81,349	—	101,947
Separate account assets	2,654,450	250,874	8,663	8,891	2,922,878
Total assets at fair value	$2,654,450	$299,107	$126,628	$8,891	$3,089,076

Liabilities at fair value:
Derivative liabilities	$—	$57,801	$—	$—	$57,801
Total liabilities at fair value	$—	$57,801	$—	$—	$57,801
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

47

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2023	2022
Level 3 Assets:
Balance, beginning of period	$126,628	$110,359
Purchases	4,063	83,102
Sales	(21,669)	(14,784)
Settlements	—	(5,553)
Transfers into Level 3	10,868	16,815
Transfers out of Level 3	(3,496)	(50,161)
Realized gains (losses)	4,844	(3,481)
Unrealized gains (losses)	3,642	(9,669)
Balance, end of period	$124,880	$126,628

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2023 and 2022 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2023 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2022 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2023 and 2022.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2023 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,252,516	$6,993,422	$—	$4,462,184	$1,790,332	$—	$—
Preferred stock	48,236	49,028	—	31,727	16,509	—	—
Common stock	38,368	38,368	—	—	38,368	—	—
Mortgage loans	470,665	517,608	—	—	470,665	—	—
Residual tranches & surplus debentures	173,142	188,760	—	102,003	71,139	—	—
Cash, cash equivalents & short-term investments	162,188	162,242	162,188	—	—	—	—
Derivatives	3,547	3,547	—	3,547	—	—	—
Separate account assets	3,033,301	3,033,301	2,811,809	221,154	338	—	—
Total financial instruments	$10,181,963	$10,986,276	$2,973,997	$4,820,615	$2,387,351	$—	$—

As of December 31, 2023, the Company had no investments where it is not practicable to estimate fair value.

48

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)

(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,589,768	$7,545,870	$—	$4,745,506	$1,844,262	$—	$—
Preferred stock	48,712	50,783	—	33,888	14,824	—	—
Common stock	27,213	27,213	—	—	27,213	—	—
Mortgage loans	477,499	535,875	—	13,660	463,839	—	—
Residual tranches & surplus debentures	175,734	187,228	—	89,392	86,342	—	—
Cash, cash equivalents & short-term investments	147,710	148,609	88,326	8,205	51,179	—	—
Contract loans	6,165	6,538	—	—	6,165	—	—
Other invested assets	19,070	24,477	—	16,053	3,017	—	—
Derivatives	(57,801)	—	—	(57,801)	—	—	—
Separate account assets	2,922,878	2,922,878	2,654,450	250,874	8,663	8,891	—
Total financial instruments	$10,356,948	$11,449,471	$2,742,776	$5,099,777	$2,505,504	$8,891	$—

As of December 31, 2022, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2023 and 2022, Level 3 bonds were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

14.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2023 and 2022 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.4	$126.4	$—
Total			$175.0		$126.4	$126.4	$—

49

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$189.8	N/A	$—	$48.3	12/15/2034
Total	$9.1	$189.8		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

15.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

50

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Litigation related to lapsed California policies

On October 27, 2022, a putative class action captioned Velez v. Foresters Life Insurance and Annuity Company (“FLIAC”) was filed in the Superior Court of the State of California, Los Angeles County. On December 9, 2022, the Company timely removed the case to the United States District Court for the Central District of California, 2:22-cv-08932. The litigation alleges that FLIAC, which was merged into the Company effective July 8, 2020, improperly lapsed life insurance policies issued in California without fully complying with California Insurance Code Sections 10113.71 and 10113.72. The litigation makes substantially the same allegations made in litigation filed against FLIAC prior to the merger with the Company in which class certification was subsequently denied. Discovery in the Velez case is underway. The Company disputes the allegations in the Velez complaint and intends a vigorous defense.

16.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2023, the Company had unfunded commitments of $104.9 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2023, the Company had open commitments of $6.8 million.

17.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2023 and 2022, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2023	2022	2023	2022

Swaps	$900,000	$311,199	$18,423	$—
Total	$900,000	$311,199	$18,423	$—
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2023 and 2022, the Company posted $61.0 million and $70.7 million of collateral, respectively.

51

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

18.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2023 and 2022 were $2.5 million.

19.    The Merger

On July 1, 2023, NNY completed its acquisition of DLNY for a purchase price of $188.5 million after receipt of insurance regulatory approval by the NYDFS. Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of DLNY was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2023 (the date of the last quarterly filings for NNY and DLNY) were as follows (in millions):

	NNY	DLNY

Revenue	$333.9	$29.6
Net income (loss)	$(62.2)	$14.7
Other surplus adjustments	$(12.7)	$(5.1)

For 2023, the merger adjustments line includes $9.6 million as a reduction to capital and surplus related to DLNY’s net income and other surplus changes.

20.    Reconciliation to the Annual Statement

In the 2023 Annual Statement, the Company classified the acquisition of DLNY (which was subsequently merged into NNY) in the Statements of Cash Flows as cash used for financing and miscellaneous sources. In the audited Statements of Cash Flows, the acquisition is presented in the Statements of Cash Flows as cash used for investments. The amount reclassified was $188.5 million.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2023 and through April 1, 2024, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

52

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2023
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$240,740	$167,630	$240,740
States, municipalities and political subdivisions	34,814	32,445	34,814
Foreign governments	102,769	88,184	102,769
All other corporate bonds [1]	6,369,477	5,733,993	6,369,232
Redeemable preferred stock	50,074	48,236	49,028
Total fixed maturities	6,797,874	6,070,488	6,796,583
Equity securities:
Common stock:
Industrial, miscellaneous and all other	27,054	38,368	38,368
Total equity securities	27,054	38,368	38,368
Mortgage loans	515,829	468,850	517,609
Real estate, at depreciated cost	27,446	XXX	27,446
Contract loans	2,496,443	XXX	2,496,443
Other invested assets [2]	345,204	330,051	343,759
Cash and short-term investments	162,242	162,242	162,242
Receivables for securities	5,820	XXX	5,820
Total cash and invested assets	$130,77,912		$10,388,270
———————
[1] Amortized cost and fair value amounts exclude $245,867 and $230,265, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,446 of non-admitted other invested assets.

See accompanying independent auditors’ report.

53

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2022	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$241,993	$167,756	$241,993
States, municipalities and political subdivisions	35,874	33,000	35,874
Foreign governments	105,654	89,956	105,654
All other corporate bonds [1]	6,862,349	6,051,886	6,896,641
Redeemable preferred stock	53,429	48,710	50,783
Total fixed maturities	7,299,299	6,391,308	7,330,945
Equity securities:
Common stock:
Industrial, miscellaneous and all other	16,796	27,213	27,213
Total equity securities	16,796	27,213	27,213
Mortgage loans	535,875	476,770	535,875
Real estate, at depreciated cost	27,148	XXX	27,148
Contract loans	2,482,361	XXX	2,482,361
Other invested assets [2]	451,686	440,192	447,577
Cash and short-term investments	148,608	148,601	148,609
Receivables for securities	3,163	XXX	3,163
Derivative collateral	70,474	XXX	70,474
Total cash and invested assets	$11,035,410		$11,073,365
———————
[1] Amortized cost and fair value amounts exclude $300,525 and $247,170, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

54

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2023:
Insurance Segment	$10,077,924	$198,925	$343,202	$578,124	$610,520	$114,009

2022:
Insurance Segment	$10,328,341	$116,175	305,818	$621,969	$570,358	$117,475

2021:
Insurance Segment	$10,649,570	$184,763	$309,570	$718,275	$573,672	$151,395

See accompanying independent auditors’ report.

55

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2023	$29,778,130	$12,733,268	$3,002,453	$20,047,315	15%
2022	32,184,980	14,055,740	3,036,110	21,165,350	14%
2021	35,008,124	15,350,674	3,033,651	22,691,101	13%

Life insurance premiums:
2023	$417,539	$114,018	$39,681	$343,202	12%
2022	390,010	117,322	33,130	305,818	11%
2021	402,797	128,354	35,127	309,570	11%

See accompanying independent auditors’ report.

56

Financial Statements

Nassau Life Variable Universal Life Account

December 31, 2023

With Report of Independent Registered Public Accounting Firm

Nassau Life Variable Universal Life Account

Financial Statements

December 31, 2023

Contents

Audited Financial Statements

Nassau Life Variable Universal Life Account

Statements of Net Assets

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

Alger Capital Appreciation Portfolio	112,367	$7,750,910	$8,789,357	$8,789,357	1,781,027	$4.60	$7.49
AMT Sustainable Equity Portfolio	126,084	3,483,492	4,222,549	4,222,549	2,575,350	1.60	1.66
Calvert VP S&P MidCap 400 Index Portfolio	30,685	2,817,033	3,669,923	3,669,923	918,203	3.81	4.33
DWS Equity 500 Index VIP	1,332,489	24,792,577	35,937,240	35,937,240	6,277,956	5.38	6.42
DWS Small Cap Index VIP	137,192	1,907,228	1,869,921	1,869,921	563,401	3.13	3.56
Federated Hermes Fund for U.S. Government Securities II	1,229,560	13,526,903	11,496,387	11,496,387	6,265,360	1.73	1.92
Federated Hermes Government Money Fund II	16,596,289	16,596,289	16,596,289	16,596,289	15,954,751	0.98	1.09
Federated Hermes High Income Bond Fund II	644,968	4,479,411	3,650,521	3,650,521	1,110,428	3.06	4.02
Fidelity® VIP Contrafund® Portfolio	894,214	27,352,926	43,190,551	43,190,551	7,184,092	5.63	8.09
Fidelity® VIP Growth Opportunities Portfolio	305,382	12,136,353	18,161,056	18,161,056	3,155,649	5.39	8.45
Fidelity® VIP Growth Portfolio	212,779	13,236,064	19,652,291	19,652,291	4,471,159	4.14	5.64
Fidelity® VIP Investment Grade Bond Portfolio	726,984	9,145,166	8,004,096	8,004,096	4,809,635	1.52	1.75
Franklin Income VIP Fund	233,015	3,604,896	3,308,816	3,308,816	1,344,351	2.32	2.68
Franklin Mutual Shares VIP Fund	796,351	14,018,276	12,208,062	12,208,062	3,005,857	3.91	3.71
Goldman Sachs VIT Government Money Market	672,139	672,139	672,139	672,139	639,485	1.05	1.05
Guggenheim VT Long Short Equity Fund	7,716	104,712	130,934	130,934	54,887	2.26	2.66
Invesco V.I. American Franchise Fund	151,610	8,838,975	8,938,925	8,938,925	2,217,077	3.80	4.17
Invesco V.I. Capital Appreciation Fund	23,593	1,144,693	1,053,196	1,053,196	271,820	3.66	4.22
Invesco V.I. Core Equity Fund	43,552	1,373,141	1,275,632	1,275,632	378,218	3.14	3.63
Invesco V.I. Equity and Income Fund	134,323	2,292,268	2,197,522	2,197,522	754,932	2.75	3.17
Invesco V.I. Global Fund	61,067	2,332,454	2,167,868	2,167,868	700,343	2.94	3.38
Invesco V.I. Main Street Mid Cap Fund®	201,571	2,444,066	1,973,385	1,973,385	594,967	3.12	3.64
Invesco V.I. Main Street Small Cap Fund®	161,983	3,739,031	4,260,147	4,260,147	1,201,978	3.33	4.30
Lazard Retirement US Small Cap Equity Select Portfolio (b)	59,345	1,067,452	801,162	801,162	237,766	3.19	3.70
Lord Abbett Series Fund Bond Debenture Portfolio	242,944	2,877,924	2,507,186	2,507,186	1,030,867	2.29	2.67
Lord Abbett Series Fund Growth and Income Portfolio	393,962	13,062,401	14,206,286	14,206,286	4,480,546	2.98	3.46
Lord Abbett Series Fund Mid Cap Stock Portfolio	166,414	3,815,370	4,291,816	4,291,816	1,476,055	2.75	3.20
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	266,239	3,203,122	3,668,772	3,668,772	1,439,603	2.39	2.66
Morningstar Balanced ETF Asset Allocation Portfolio	892,524	9,677,432	9,273,320	9,273,320	4,749,892	1.85	2.05
Morningstar Growth ETF Asset Allocation Portfolio	657,707	6,961,068	7,458,403	7,458,403	3,246,830	2.17	2.41
Morningstar Income and Growth ETF Asset Allocation Portfolio	164,359	1,765,731	1,618,933	1,618,933	1,009,461	1.53	1.70

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

5

Nassau Life Variable Universal Life Account

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

Neuberger Berman AMT Mid Cap Growth Portfolio	43,502	$1,119,476	$997,072	$997,072	502,216	$1.93	$2.06
PIMCO CommodityReal Return® Strategy Portfolio	410,386	4,127,799	2,240,710	2,240,710	2,759,186	0.77	0.88
PIMCO Real Return Portfolio	117,106	1,529,396	1,354,920	1,354,920	806,292	1.58	1.82
PIMCO Total Return Portfolio	499,997	5,456,851	4,589,973	4,589,973	2,630,889	1.65	1.90
Rydex VT Inverse Government Long Bond Strategy Fund	263	54,044	27,138	27,138	82,436	0.31	0.36
Rydex VT Nova Fund	1,961	142,251	314,461	314,461	41,126	7.46	8.00
SA AB Growth Portfolio	64,788	2,949,934	3,540,000	3,540,000	1,764,268	1.99	2.01
SAST Capital Appreciation Portfolio	161,055	5,581,854	5,152,149	5,152,149	8,071	664.72	637.37
SAST Government & Quality Bond Portfolio	16,892	241,624	222,805	222,805	3,519	63.31	63.31
SAST Strategic Multi-Asset Income Portfolio	107,220	964,759	901,720	901,720	8,101	113.98	111.15
Templeton Developing Markets VIP Fund	404,268	3,793,675	3,327,125	3,327,125	838,534	3.78	4.26
Templeton Foreign VIP Fund	482,187	6,902,366	6,866,342	6,866,342	3,018,192	2.22	2.28
Templeton Growth VIP Fund	508,044	6,445,259	6,091,453	6,091,453	1,884,786	3.10	2.77
TVST Touchstone Balanced Fund	172,900	2,022,005	2,012,550	2,012,550	703,315	2.71	2.91
TVST Touchstone Bond Fund	171,569	1,633,117	1,504,657	1,504,657	977,495	1.45	1.65
TVST Touchstone Common Stock Fund	704,813	8,351,481	7,971,438	7,971,438	1,857,242	4.02	4.84
TVST Touchstone Small Company Fund	226,911	2,968,942	3,067,832	3,067,832	801,432	3.61	4.52
Virtus Duff & Phelps Real Estate Securities Series	912,893	20,089,516	17,746,638	17,746,638	1,469,279	11.91	8.97
Virtus KAR Capital Growth Series	4,119,442	83,881,679	133,181,551	133,181,551	9,309,565	14.08	3.99
Virtus KAR Enhanced Core Equity Series	4,017,790	55,123,085	45,360,854	45,360,854	11,381,851	3.82	4.10
Virtus KAR Small-Cap Growth Series	1,740,673	38,504,034	43,586,464	43,586,464	3,769,753	10.92	12.97
Virtus KAR Small-Cap Value Series	1,707,308	27,001,974	27,282,777	27,282,777	4,069,910	6.01	6.74
Virtus Newfleet Multi-Sector Intermediate Bond Series	2,492,298	23,342,857	21,209,452	21,209,452	3,066,199	6.87	3.46
Virtus SGA International Growth Series	2,476,404	35,657,996	33,307,639	33,307,639	6,167,974	5.31	2.67
Virtus Strategic Allocation Series	2,504,647	34,688,399	31,758,921	31,758,921	2,904,584	10.92	3.60
Wanger Acorn	3,057,206	64,246,976	40,752,560	40,752,560	4,528,929	8.82	6.92
Wanger International	974,894	24,961,614	19,868,342	19,868,342	2,688,104	7.20	5.05
Wanger Select (a)	-	-	-	-	-	6.45	5.33

(a) Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

6

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2023 and 2022

	Alger Capital Appreciation Portfolio	AMT Sustainable Equity Portfolio	Calvert VP S&P MidCap 400 Index Portfolio
Net assets as of December 31, 2021	$ 10,940,267	$ 4,611,209	$ 3,881,518

Investment income (loss):
Dividend distributions	-	4,842	30,559
Investment Expenses:
Mortality and expense risk and administrative charges	(25,590)	(21,999)	(14,964)

Net investment income (loss)	(25,590)	(17,157)	15,595

Increase (decrease) in net assets from operations:
Capital gain distributions	583,945	369,736	345,874
Realized capital gain (loss) on investments	(187,028)	145,547	(9,433)
Change in unrealized appreciation (depreciation)	(4,327,858)	(1,307,111)	(1,046,102)

Net gain (loss) on investments	(3,930,941)	(791,828)	(709,661)

Net increase (decrease) in net assets from operations	(3,956,531)	(808,985)	(694,066)

Contract owner transactions:
Deposits	114,099	188,971	101,339
Terminations, withdrawals and annuity payments	(185,437)	(120,975)	(149,691)
Transfers between subaccounts, net	(8,801)	(34,665)	164,737
Maintenance charges and mortality adjustments	(410,018)	(162,890)	(169,225)

Increase (decrease) in net assets from contract transactions	(490,157)	(129,559)	(52,840)

Total increase (decrease) in net assets	(4,446,688)	(938,544)	(746,906)

Net assets as of December 31, 2022	$ 6,493,579	$ 3,672,665	$ 3,134,612

Investment income (loss):
Dividend distributions	-	3,013	42,042
Investment Expenses:
Mortality and expense risk and administrative charges	(24,751)	(13,430)	(14,335)

Net investment income (loss)	(24,751)	(10,417)	27,707

Increase (decrease) in net assets from operations:
Capital gain distributions	-	63,310	141,860
Realized capital gain (loss) on investments	76,286	135,522	13,972
Change in unrealized appreciation (depreciation)	2,647,665	729,769	310,712

Net gain (loss) on investments	2,723,951	928,601	466,544

Net increase (decrease) in net assets from operations	2,699,200	918,184	494,251

Contract owner transactions:
Deposits	107,941	189,155	92,384
Terminations, withdrawals and annuity payments	(133,888)	(221,502)	(59,498)
Transfers between subaccounts, net	63,502	(159,077)	184,992
Maintenance charges and mortality adjustments	(440,977)	(176,876)	(176,818)

Increase (decrease) in net assets from contract transactions	(403,422)	(368,300)	41,060

Total increase (decrease) in net assets	2,295,778	549,884	535,311

Net assets as of December 31, 2023	$ 8,789,357	$ 4,222,549	$ 3,669,923

The accompanying notes are an integral part of these financial statements.

7

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	DWS Equity 500 Index VIP	DWS Small Cap Index VIP	Federated Hermes Fund for U.S. Government Securities II
Net assets as of December 31, 2021	$ 38,759,585	$ 1,804,126	$ 14,298,930

Investment income (loss):
Dividend distributions	404,735	13,842	237,817
Investment Expenses:
Mortality and expense risk and administrative charges	(110,044)	(5,724)	(40,102)

Net investment income (loss)	294,691	8,118	197,715

Increase (decrease) in net assets from operations:
Capital gain distributions	1,885,732	260,370	-
Realized capital gain (loss) on investments	170,088	(1,875)	(113,514)
Change in unrealized appreciation (depreciation)	(9,380,953)	(643,761)	(1,864,308)

Net gain (loss) on investments	(7,325,133)	(385,266)	(1,977,822)

Net increase (decrease) in net assets from operations	(7,030,442)	(377,148)	(1,780,107)

Contract owner transactions:
Deposits	800,274	43,321	788,788
Terminations, withdrawals and annuity payments	(1,186,508)	(5,618)	(535,198)
Transfers between subaccounts, net	45,779	24,067	(243,939)
Maintenance charges and mortality adjustments	(1,534,201)	(56,770)	(841,148)

Increase (decrease) in net assets from contract transactions	(1,874,656)	5,000	(831,497)

Total increase (decrease) in net assets	(8,905,098)	(372,148)	(2,611,604)

Net assets as of December 31, 2022	$ 29,854,487	$ 1,431,978	$ 11,687,326

Investment income (loss):
Dividend distributions	446,937	16,862	289,050
Investment Expenses:
Mortality and expense risk and administrative charges	(109,518)	(5,800)	(36,091)

Net investment income (loss)	337,419	11,062	252,959

Increase (decrease) in net assets from operations:
Capital gain distributions	1,686,412	36,146	-
Realized capital gain (loss) on investments	105,180	2,486	(68,130)
Change in unrealized appreciation (depreciation)	5,315,811	210,248	246,925

Net gain (loss) on investments	7,107,403	248,880	178,795

Net increase (decrease) in net assets from operations	7,444,822	259,942	431,754

Contract owner transactions:
Deposits	852,486	116,484	865,406
Terminations, withdrawals and annuity payments	(1,095,641)	(17,602)	(602,578)
Transfers between subaccounts, net	373,405	211,345	61,362
Maintenance charges and mortality adjustments	(1,492,319)	(132,226)	(946,883)

Increase (decrease) in net assets from contract transactions	(1,362,069)	178,001	(622,693)

Total increase (decrease) in net assets	6,082,753	437,943	(190,939)

Net assets as of December 31, 2023	$ 35,937,240	$ 1,869,921	$ 11,496,387

The accompanying notes are an integral part of these financial statements.

8

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Federated Hermes Government Money Fund II	Federated Hermes High Income Bond Fund II	Fidelity® VIP Contrafund® Portfolio
Net assets as of December 31, 2021	$ 19,305,255	$ 4,691,269	$ 51,244,258

Investment income (loss):
Dividend distributions	212,334	232,985	159,550
Investment Expenses:
Mortality and expense risk and administrative charges	(60,486)	(12,876)	(145,231)

Net investment income (loss)	151,848	220,109	14,319

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	1,915,335
Realized capital gain (loss) on investments	-	(112,169)	(323,959)
Change in unrealized appreciation (depreciation)	-	(666,797)	(15,011,071)

Net gain (loss) on investments	-	(778,966)	(13,419,695)

Net increase (decrease) in net assets from operations	151,848	(558,857)	(13,405,376)

Contract owner transactions:
Deposits	2,292,553	209,139	1,023,787
Terminations, withdrawals and annuity payments	(1,435,143)	(383,503)	(1,615,918)
Transfers between subaccounts, net	846,969	(43,625)	240,194
Maintenance charges and mortality adjustments	(3,027,966)	(341,415)	(1,834,934)

Increase (decrease) in net assets from contract transactions	(1,323,587)	(559,404)	(2,186,871)

Total increase (decrease) in net assets	(1,171,739)	(1,118,261)	(15,592,247)

Net assets as of December 31, 2022	$ 18,133,516	$ 3,573,008	$ 35,652,011

Investment income (loss):
Dividend distributions	774,113	217,327	154,135
Investment Expenses:
Mortality and expense risk and administrative charges	(55,491)	(11,845)	(141,923)

Net investment income (loss)	718,622	205,482	12,212

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	1,406,911
Realized capital gain (loss) on investments	-	(38,769)	282,929
Change in unrealized appreciation (depreciation)	-	249,884	9,494,928

Net gain (loss) on investments	-	211,115	11,184,768

Net increase (decrease) in net assets from operations	718,622	416,597	11,196,980

Contract owner transactions:
Deposits	2,225,379	223,005	1,021,987
Terminations, withdrawals and annuity payments	(1,595,238)	(288,670)	(2,340,038)
Transfers between subaccounts, net	52,845	59,821	(376,423)
Maintenance charges and mortality adjustments	(2,938,835)	(333,240)	(1,963,966)

Increase (decrease) in net assets from contract transactions	(2,255,849)	(339,084)	(3,658,440)

Total increase (decrease) in net assets	(1,537,227)	77,513	7,538,540

Net assets as of December 31, 2023	$ 16,596,289	$ 3,650,521	$ 43,190,551

The accompanying notes are an integral part of these financial statements.

9

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Investment Grade Bond Portfolio
Net assets as of December 31, 2021	$ 21,908,328	$ 20,981,171	$ 9,265,052

Investment income (loss):
Dividend distributions	-	85,363	182,998
Investment Expenses:
Mortality and expense risk and administrative charges	(72,583)	(58,208)	(21,044)

Net investment income (loss)	(72,583)	27,155	161,954

Increase (decrease) in net assets from operations:
Capital gain distributions	3,064,024	1,257,551	434,998
Realized capital gain (loss) on investments	428,822	(124,578)	(138,442)
Change in unrealized appreciation (depreciation)	(11,517,470)	(6,250,337)	(1,650,356)

Net gain (loss) on investments	(8,024,624)	(5,117,364)	(1,353,800)

Net increase (decrease) in net assets from operations	(8,097,207)	(5,090,209)	(1,191,846)

Contract owner transactions:
Deposits	539,965	339,351	488,381
Terminations, withdrawals and annuity payments	(393,487)	(538,696)	(161,361)
Transfers between subaccounts, net	(99,394)	(5,720)	(101,939)
Maintenance charges and mortality adjustments	(788,357)	(767,809)	(592,175)

Increase (decrease) in net assets from contract transactions	(741,273)	(972,874)	(367,094)

Total increase (decrease) in net assets	(8,838,480)	(6,063,083)	(1,558,940)

Net assets as of December 31, 2022	$ 13,069,848	$ 14,918,088	$ 7,706,112

Investment income (loss):
Dividend distributions	-	6,578	198,435
Investment Expenses:
Mortality and expense risk and administrative charges	(58,802)	(58,741)	(16,819)

Net investment income (loss)	(58,802)	(52,163)	181,616

Increase (decrease) in net assets from operations:
Capital gain distributions	-	824,690	-
Realized capital gain (loss) on investments	1,055,512	34,815	(77,655)
Change in unrealized appreciation (depreciation)	4,807,869	4,433,257	337,382

Net gain (loss) on investments	5,863,381	5,292,762	259,727

Net increase (decrease) in net assets from operations	5,804,579	5,240,599	441,343

Contract owner transactions:
Deposits	768,590	289,387	421,146
Terminations, withdrawals and annuity payments	(634,788)	(554,267)	(277,599)
Transfers between subaccounts, net	196,376	590,564	345,945
Maintenance charges and mortality adjustments	(1,043,549)	(832,080)	(632,851)

Increase (decrease) in net assets from contract transactions	(713,371)	(506,396)	(143,359)

Total increase (decrease) in net assets	5,091,208	4,734,203	297,984

Net assets as of December 31, 2023	$ 18,161,056	$ 19,652,291	$ 8,004,096

The accompanying notes are an integral part of these financial statements.

10

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund	Goldman Sachs VIT Government Money Market
Net assets as of December 31, 2021	$ 3,978,978	$ 13,727,383	$ 639,835

Investment income (loss):
Dividend distributions	173,220	227,330	10,038
Investment Expenses:
Mortality and expense risk and administrative charges	(14,876)	(43,609)	(2,966)

Net investment income (loss)	158,344	183,721	7,072

Increase (decrease) in net assets from operations:
Capital gain distributions	70,311	1,372,871	-
Realized capital gain (loss) on investments	45,995	41,828	-
Change in unrealized appreciation (depreciation)	(493,079)	(2,634,849)	3,854

Net gain (loss) on investments	(376,773)	(1,220,150)	3,854

Net increase (decrease) in net assets from operations	(218,429)	(1,036,429)	10,926

Contract owner transactions:
Deposits	121,176	374,657	-
Terminations, withdrawals and annuity payments	(115,003)	(480,115)	-
Transfers between subaccounts, net	(64,553)	(159,105)	1
Maintenance charges and mortality adjustments	(226,859)	(626,881)	(5,144)

Increase (decrease) in net assets from contract transactions	(285,239)	(891,444)	(5,143)

Total increase (decrease) in net assets	(503,668)	(1,927,873)	5,783

Net assets as of December 31, 2022	$ 3,475,310	$ 11,799,510	$ 645,618

Investment income (loss):
Dividend distributions	166,975	217,945	32,403
Investment Expenses:
Mortality and expense risk and administrative charges	(12,306)	(39,650)	(3,037)

Net investment income (loss)	154,669	178,295	29,366

Increase (decrease) in net assets from operations:
Capital gain distributions	202,427	1,003,136	-
Realized capital gain (loss) on investments	7,532	91,960	-
Change in unrealized appreciation (depreciation)	(106,273)	186,683	-

Net gain (loss) on investments	103,686	1,281,779	-

Net increase (decrease) in net assets from operations	258,355	1,460,074	29,366

Contract owner transactions:
Deposits	156,226	343,799	-
Terminations, withdrawals and annuity payments	(344,962)	(775,287)	-
Transfers between subaccounts, net	(6,352)	15,877	61
Maintenance charges and mortality adjustments	(229,761)	(635,911)	(2,906)

Increase (decrease) in net assets from contract transactions	(424,849)	(1,051,522)	(2,845)

Total increase (decrease) in net assets	(166,494)	408,552	26,521

Net assets as of December 31, 2023	$ 3,308,816	$ 12,208,062	$ 672,139

The accompanying notes are an integral part of these financial statements.

11

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Guggenheim VT Long Short Equity Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Capital Appreciation Fund
Net assets as of December 31, 2021	$ 165,192	$ 10,510,611	$ 1,427,864

Investment income (loss):
Dividend distributions	668	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(542)	(23,786)	(4,151)

Net investment income (loss)	126	(23,786)	(4,151)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,136,448	383,072
Realized capital gain (loss) on investments	2,792	21,550	(8,400)
Change in unrealized appreciation (depreciation)	(27,721)	(5,382,167)	(806,148)

Net gain (loss) on investments	(24,929)	(3,224,169)	(431,476)

Net increase (decrease) in net assets from operations	(24,803)	(3,247,955)	(435,627)

Contract owner transactions:
Deposits	6,967	207,507	30,108
Terminations, withdrawals and annuity payments	(649)	(177,662)	(16,511)
Transfers between subaccounts, net	(11,589)	40,440	10,463
Maintenance charges and mortality adjustments	(13,883)	(340,672)	(95,463)

Increase (decrease) in net assets from contract transactions	(19,154)	(270,387)	(71,403)

Total increase (decrease) in net assets	(43,957)	(3,518,342)	(507,030)

Net assets as of December 31, 2022	$ 121,235	$ 6,992,269	$ 920,834

Investment income (loss):
Dividend distributions	333	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(483)	(23,198)	(3,767)

Net investment income (loss)	(150)	(23,198)	(3,767)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	176,988	-
Realized capital gain (loss) on investments	1,983	121,085	21,244
Change in unrealized appreciation (depreciation)	12,839	2,440,541	274,270

Net gain (loss) on investments	14,822	2,738,614	295,514

Net increase (decrease) in net assets from operations	14,672	2,715,416	291,747

Contract owner transactions:
Deposits	8,400	204,522	18,487
Terminations, withdrawals and annuity payments	(1,715)	(301,376)	(138,569)
Transfers between subaccounts, net	491	(328,906)	62,325
Maintenance charges and mortality adjustments	(12,149)	(343,000)	(101,628)

Increase (decrease) in net assets from contract transactions	(4,973)	(768,760)	(159,385)

Total increase (decrease) in net assets	9,699	1,946,656	132,362

Net assets as of December 31, 2023	$ 130,934	$ 8,938,925	$ 1,053,196

The accompanying notes are an integral part of these financial statements.

12

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Invesco V.I. Core Equity Fund	Invesco V.I. Equity and Income Fund	Invesco V.I. Global Fund
Net assets as of December 31, 2021	$ 1,582,463	$ 2,716,037	$ 3,023,404

Investment income (loss):
Dividend distributions	11,957	34,210	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,302)	(8,322)	(8,605)

Net investment income (loss)	8,655	25,888	(8,605)

Increase (decrease) in net assets from operations:
Capital gain distributions	203,209	315,666	380,307
Realized capital gain (loss) on investments	3,852	28,521	(40,135)
Change in unrealized appreciation (depreciation)	(537,128)	(578,809)	(1,303,954)

Net gain (loss) on investments	(330,067)	(234,622)	(963,782)

Net increase (decrease) in net assets from operations	(321,412)	(208,734)	(972,387)

Contract owner transactions:
Deposits	45,125	78,831	86,314
Terminations, withdrawals and annuity payments	(41,537)	(173,066)	(212,518)
Transfers between subaccounts, net	2,930	38,441	120,689
Maintenance charges and mortality adjustments	(69,039)	(183,727)	(124,375)

Increase (decrease) in net assets from contract transactions	(62,521)	(239,521)	(129,890)

Total increase (decrease) in net assets	(383,933)	(448,255)	(1,102,277)

Net assets as of December 31, 2022	$ 1,198,530	$ 2,267,782	$ 1,921,127

Investment income (loss):
Dividend distributions	8,711	36,368	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,243)	(7,693)	(7,966)

Net investment income (loss)	5,468	28,675	(7,966)

Increase (decrease) in net assets from operations:
Capital gain distributions	28,112	110,413	238,012
Realized capital gain (loss) on investments	940	1,258	39,306
Change in unrealized appreciation (depreciation)	216,350	56,213	339,281

Net gain (loss) on investments	245,402	167,884	616,599

Net increase (decrease) in net assets from operations	250,870	196,559	608,633

Contract owner transactions:
Deposits	42,163	85,937	85,350
Terminations, withdrawals and annuity payments	(151,384)	(149,761)	(254,628)
Transfers between subaccounts, net	9,764	(27,163)	(48,670)
Maintenance charges and mortality adjustments	(74,311)	(175,832)	(143,944)

Increase (decrease) in net assets from contract transactions	(173,768)	(266,819)	(361,892)

Total increase (decrease) in net assets	77,102	(70,260)	246,741

Net assets as of December 31, 2023	$ 1,275,632	$ 2,197,522	$ 2,167,868

The accompanying notes are an integral part of these financial statements.

13

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Main Street Small Cap Fund®	Lazard Retirement US Small Cap Equity Select Portfolio (b)
Net assets as of December 31, 2021	$ 2,315,951	$ 4,933,620	$ 939,675

Investment income (loss):
Dividend distributions	6,770	10,714	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,362)	(20,241)	(2,908)

Net investment income (loss)	408	(9,527)	(2,908)

Increase (decrease) in net assets from operations:
Capital gain distributions	404,431	501,990	204,081
Realized capital gain (loss) on investments	24,224	197,085	7,819
Change in unrealized appreciation (depreciation)	(759,545)	(1,439,170)	(353,898)

Net gain (loss) on investments	(330,890)	(740,095)	(141,998)

Net increase (decrease) in net assets from operations	(330,482)	(749,622)	(144,906)

Contract owner transactions:
Deposits	42,916	221,761	33,240
Terminations, withdrawals and annuity payments	(118,351)	(70,275)	(57,142)
Transfers between subaccounts, net	9,904	(97,230)	(4,999)
Maintenance charges and mortality adjustments	(86,328)	(274,352)	(40,681)

Increase (decrease) in net assets from contract transactions	(151,859)	(220,096)	(69,582)

Total increase (decrease) in net assets	(482,341)	(969,718)	(214,488)

Net assets as of December 31, 2022	$ 1,833,610	$ 3,963,902	$ 725,187

Investment income (loss):
Dividend distributions	5,377	36,931	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,166)	(14,298)	(2,760)

Net investment income (loss)	(789)	22,633	(2,760)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	5,852	239,085	(838)
Change in unrealized appreciation (depreciation)	242,848	384,584	73,599

Net gain (loss) on investments	248,700	623,669	72,761

Net increase (decrease) in net assets from operations	247,911	646,302	70,001

Contract owner transactions:
Deposits	39,669	167,097	43,394
Terminations, withdrawals and annuity payments	(62,807)	(217,776)	(1,125)
Transfers between subaccounts, net	7,297	(63,035)	6,790
Maintenance charges and mortality adjustments	(92,295)	(236,343)	(43,085)

Increase (decrease) in net assets from contract transactions	(108,136)	(350,057)	5,974

Total increase (decrease) in net assets	139,775	296,245	75,975

Net assets as of December 31, 2023	$ 1,973,385	$ 4,260,147	$ 801,162

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

14

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Lord Abbett Series Fund Bond Debenture Portfolio	Lord Abbett Series Fund Growth and Income Portfolio	Lord Abbett Series Fund Mid Cap Stock Portfolio
Net assets as of December 31, 2021	$ 3,308,356	$ 15,921,052	$ 4,952,518

Investment income (loss):
Dividend distributions	116,519	181,751	34,881
Investment Expenses:
Mortality and expense risk and administrative charges	(9,546)	(47,215)	(17,320)

Net investment income (loss)	106,973	134,536	17,561

Increase (decrease) in net assets from operations:
Capital gain distributions	7,299	1,102,041	266,606
Realized capital gain (loss) on investments	(42,295)	292,467	(1,512)
Change in unrealized appreciation (depreciation)	(482,454)	(2,938,680)	(837,822)

Net gain (loss) on investments	(517,450)	(1,544,172)	(572,728)

Net increase (decrease) in net assets from operations	(410,477)	(1,409,636)	(555,167)

Contract owner transactions:
Deposits	161,898	555,234	111,988
Terminations, withdrawals and annuity payments	(304,425)	(778,854)	(272,453)
Transfers between subaccounts, net	(7,139)	52,207	133,973
Maintenance charges and mortality adjustments	(250,773)	(839,743)	(247,633)

Increase (decrease) in net assets from contract transactions	(400,439)	(1,011,156)	(274,125)

Total increase (decrease) in net assets	(810,916)	(2,420,792)	(829,292)

Net assets as of December 31, 2022	$ 2,497,440	$ 13,500,260	$ 4,123,226

Investment income (loss):
Dividend distributions	126,063	128,065	18,983
Investment Expenses:
Mortality and expense risk and administrative charges	(8,620)	(41,978)	(15,686)

Net investment income (loss)	117,443	86,087	3,297

Increase (decrease) in net assets from operations:
Capital gain distributions	-	278,224	117,090
Realized capital gain (loss) on investments	(11,847)	70,713	(15,857)
Change in unrealized appreciation (depreciation)	42,105	1,212,026	468,603

Net gain (loss) on investments	30,258	1,560,963	569,836

Net increase (decrease) in net assets from operations	147,701	1,647,050	573,133

Contract owner transactions:
Deposits	245,708	734,294	104,681
Terminations, withdrawals and annuity payments	(127,485)	(729,287)	(310,914)
Transfers between subaccounts, net	26,467	101,510	50,893
Maintenance charges and mortality adjustments	(282,645)	(1,047,541)	(249,203)

Increase (decrease) in net assets from contract transactions	(137,955)	(941,024)	(404,543)

Total increase (decrease) in net assets	9,746	706,026	168,590

Net assets as of December 31, 2023	$ 2,507,186	$ 14,206,286	$ 4,291,816

The accompanying notes are an integral part of these financial statements.

15

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio
Net assets as of December 31, 2021	$ 3,436,114	$ 11,320,314	$ 8,759,131

Investment income (loss):
Dividend distributions	45,774	187,381	110,071
Investment Expenses:
Mortality and expense risk and administrative charges	(9,848)	(38,425)	(31,613)

Net investment income (loss)	35,926	148,956	78,458

Increase (decrease) in net assets from operations:
Capital gain distributions	108,091	510,251	276,462
Realized capital gain (loss) on investments	115,653	(45,801)	104,777
Change in unrealized appreciation (depreciation)	(675,745)	(2,188,372)	(1,479,289)

Net gain (loss) on investments	(452,001)	(1,723,922)	(1,098,050)

Net increase (decrease) in net assets from operations	(416,075)	(1,574,966)	(1,019,592)

Contract owner transactions:
Deposits	195,428	295,548	310,006
Terminations, withdrawals and annuity payments	(51,173)	(115,480)	(1,038,151)
Transfers between subaccounts, net	(85,442)	1,147,900	(139,709)
Maintenance charges and mortality adjustments	(144,204)	(475,705)	(284,028)

Increase (decrease) in net assets from contract transactions	(85,391)	852,263	(1,151,882)

Total increase (decrease) in net assets	(501,466)	(722,703)	(2,171,474)

Net assets as of December 31, 2022	$ 2,934,648	$ 10,597,611	$ 6,587,657

Investment income (loss):
Dividend distributions	53,918	175,953	127,833
Investment Expenses:
Mortality and expense risk and administrative charges	(9,242)	(33,384)	(24,929)

Net investment income (loss)	44,676	142,569	102,904

Increase (decrease) in net assets from operations:
Capital gain distributions	67,261	204,802	165,489
Realized capital gain (loss) on investments	25,174	(217,920)	93,669
Change in unrealized appreciation (depreciation)	352,098	982,386	611,270

Net gain (loss) on investments	444,533	969,268	870,428

Net increase (decrease) in net assets from operations	489,209	1,111,837	973,332

Contract owner transactions:
Deposits	188,277	273,614	324,237
Terminations, withdrawals and annuity payments	(14,726)	(2,305,338)	(266,620)
Transfers between subaccounts, net	221,400	68,617	122,032
Maintenance charges and mortality adjustments	(150,036)	(473,021)	(282,235)

Increase (decrease) in net assets from contract transactions	244,915	(2,436,128)	(102,586)

Total increase (decrease) in net assets	734,124	(1,324,291)	870,746

Net assets as of December 31, 2023	$ 3,668,772	$ 9,273,320	$ 7,458,403

The accompanying notes are an integral part of these financial statements.

16

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Mid Cap Growth Portfolio	PIMCO CommodityReal Return® Strategy Portfolio
Net assets as of December 31, 2021	$ 2,033,550	$ 1,380,470	$ 2,340,515

Investment income (loss):
Dividend distributions	26,847	-	502,608
Investment Expenses:
Mortality and expense risk and administrative charges	(6,999)	(5,195)	(13,120)

Net investment income (loss)	19,848	(5,195)	489,488

Increase (decrease) in net assets from operations:
Capital gain distributions	67,355	209,119	-
Realized capital gain (loss) on investments	(24,840)	(22,582)	38,273
Change in unrealized appreciation (depreciation)	(282,008)	(576,829)	(266,650)

Net gain (loss) on investments	(239,493)	(390,292)	(228,377)

Net increase (decrease) in net assets from operations	(219,645)	(395,487)	261,111

Contract owner transactions:
Deposits	76,529	44,202	136,147
Terminations, withdrawals and annuity payments	(203,519)	(32,023)	(73,928)
Transfers between subaccounts, net	(100,597)	(23,404)	(214,649)
Maintenance charges and mortality adjustments	(146,987)	(65,547)	(152,074)

Increase (decrease) in net assets from contract transactions	(374,574)	(76,772)	(304,504)

Total increase (decrease) in net assets	(594,219)	(472,259)	(43,393)

Net assets as of December 31, 2022	$ 1,439,331	$ 908,211	$ 2,297,122

Investment income (loss):
Dividend distributions	32,978	-	342,573
Investment Expenses:
Mortality and expense risk and administrative charges	(6,451)	(4,519)	(8,612)

Net investment income (loss)	26,527	(4,519)	333,961

Increase (decrease) in net assets from operations:
Capital gain distributions	15,337	-	-
Realized capital gain (loss) on investments	(984)	14,572	(230,018)
Change in unrealized appreciation (depreciation)	105,964	146,488	(294,707)

Net gain (loss) on investments	120,317	161,060	(524,725)

Net increase (decrease) in net assets from operations	146,844	156,541	(190,764)

Contract owner transactions:
Deposits	173,716	69,848	124,692
Terminations, withdrawals and annuity payments	(28,913)	(119,323)	(50,338)
Transfers between subaccounts, net	27,513	46,607	188,615
Maintenance charges and mortality adjustments	(139,558)	(64,812)	(128,617)

Increase (decrease) in net assets from contract transactions	32,758	(67,680)	134,352

Total increase (decrease) in net assets	179,602	88,861	(56,412)

Net assets as of December 31, 2023	$ 1,618,933	$ 997,072	$ 2,240,710

The accompanying notes are an integral part of these financial statements.

17

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	PIMCO Real Return Portfolio	PIMCO Total Return Portfolio	Rydex VT Inverse Government Long Bond Strategy Fund
Net assets as of December 31, 2021	$ 1,756,823	$ 5,849,475	$ 18,131

Investment income (loss):
Dividend distributions	109,331	127,854	-
Investment Expenses:
Mortality and expense risk and administrative charges	(5,423)	(18,322)	(93)

Net investment income (loss)	103,908	109,532	(93)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(12,463)	(34,353)	531
Change in unrealized appreciation (depreciation)	(302,062)	(917,750)	8,397

Net gain (loss) on investments	(314,525)	(952,103)	8,928

Net increase (decrease) in net assets from operations	(210,617)	(842,571)	8,835

Contract owner transactions:
Deposits	57,502	799,340	2,110
Terminations, withdrawals and annuity payments	(32,370)	(138,215)	-
Transfers between subaccounts, net	(5,574)	14,980	372
Maintenance charges and mortality adjustments	(138,564)	(846,602)	(2,606)

Increase (decrease) in net assets from contract transactions	(119,006)	(170,497)	(124)

Total increase (decrease) in net assets	(329,623)	(1,013,068)	8,711

Net assets as of December 31, 2022	$ 1,427,200	$ 4,836,407	$ 26,842

Investment income (loss):
Dividend distributions	40,223	158,412	-
Investment Expenses:
Mortality and expense risk and administrative charges	(4,690)	(16,315)	(95)

Net investment income (loss)	35,533	142,097	(95)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(15,949)	(47,167)	263
Change in unrealized appreciation (depreciation)	23,280	152,505	815

Net gain (loss) on investments	7,331	105,338	1,078

Net increase (decrease) in net assets from operations	42,864	247,435	983

Contract owner transactions:
Deposits	51,350	210,786	1,424
Terminations, withdrawals and annuity payments	(40,245)	(214,752)	(982)
Transfers between subaccounts, net	4,945	34,244	287
Maintenance charges and mortality adjustments	(131,194)	(524,147)	(1,416)

Increase (decrease) in net assets from contract transactions	(115,144)	(493,869)	(687)

Total increase (decrease) in net assets	(72,280)	(246,434)	296

Net assets as of December 31, 2023	$ 1,354,920	$ 4,589,973	$ 27,138

The accompanying notes are an integral part of these financial statements.

18

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Rydex VT Nova Fund	SA AB Growth Portfolio	SAST Capital Appreciation Portfolio
Net assets as of December 31, 2021	$ 298,360	$ 3,795,738	$ 6,089,808

Investment income (loss):
Dividend distributions	1,001	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,579)	(13,414)	(19,994)

Net investment income (loss)	(578)	(13,414)	(19,994)

Increase (decrease) in net assets from operations:
Capital gain distributions	28,371	461,249	1,188,955
Realized capital gain (loss) on investments	(9,771)	(9,686)	(11,472)
Change in unrealized appreciation (depreciation)	(118,594)	(1,546,613)	(3,365,737)

Net gain (loss) on investments	(99,994)	(1,095,050)	(2,188,254)

Net increase (decrease) in net assets from operations	(100,572)	(1,108,464)	(2,208,248)

Contract owner transactions:
Deposits	5,878	1,131	1,341
Terminations, withdrawals and annuity payments	-	(15,000)	(122,035)
Transfers between subaccounts, net	10,081	(219)	1,062
Maintenance charges and mortality adjustments	(12,607)	(21,249)	(31,233)

Increase (decrease) in net assets from contract transactions	3,352	(35,337)	(150,865)

Total increase (decrease) in net assets	(97,220)	(1,143,801)	(2,359,113)

Net assets as of December 31, 2022	$ 201,140	$ 2,651,937	$ 3,730,695

Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,642)	(14,181)	(20,415)

Net investment income (loss)	(1,642)	(14,181)	(20,415)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	239,542	-
Realized capital gain (loss) on investments	1,172	5,015	11,371
Change in unrealized appreciation (depreciation)	77,183	678,973	1,461,890

Net gain (loss) on investments	78,355	923,530	1,473,261

Net increase (decrease) in net assets from operations	76,713	909,349	1,452,846

Contract owner transactions:
Deposits	5,784	1,364	2,065
Terminations, withdrawals and annuity payments	(1,520)	-	-
Transfers between subaccounts, net	49,253	179	470
Maintenance charges and mortality adjustments	(16,909)	(22,829)	(33,927)

Increase (decrease) in net assets from contract transactions	36,608	(21,286)	(31,392)

Total increase (decrease) in net assets	113,321	888,063	1,421,454

Net assets as of December 31, 2023	$ 314,461	$ 3,540,000	$ 5,152,149

The accompanying notes are an integral part of these financial statements.

19

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	SAST Government & Quality Bond Portfolio	SAST Strategic Multi-Asset Income Portfolio	Templeton Developing Markets VIP Fund
Net assets as of December 31, 2021	$ 238,190	$ 981,774	$ 4,158,910

Investment income (loss):
Dividend distributions	2,858	7,308	88,020
Investment Expenses:
Mortality and expense risk and administrative charges	(977)	(3,826)	(12,187)

Net investment income (loss)	1,881	3,482	75,833

Increase (decrease) in net assets from operations:
Capital gain distributions	3,444	79,891	254,341
Realized capital gain (loss) on investments	(152)	(436)	(31,570)
Change in unrealized appreciation (depreciation)	(38,564)	(255,414)	(1,218,728)

Net gain (loss) on investments	(35,272)	(175,959)	(995,957)

Net increase (decrease) in net assets from operations	(33,391)	(172,477)	(920,124)

Contract owner transactions:
Deposits	27	1,755	165,677
Terminations, withdrawals and annuity payments	-	-	(118,724)
Transfers between subaccounts, net	1	-	82,047
Maintenance charges and mortality adjustments	3,229	(13,485)	(229,958)

Increase (decrease) in net assets from contract transactions	3,257	(11,730)	(100,958)

Total increase (decrease) in net assets	(30,134)	(184,207)	(1,021,082)

Net assets as of December 31, 2022	$ 208,056	$ 797,567	$ 3,137,828

Investment income (loss):
Dividend distributions	4,824	12,968	66,583
Investment Expenses:
Mortality and expense risk and administrative charges	(959)	(3,875)	(11,794)

Net investment income (loss)	3,865	9,093	54,789

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	2,415
Realized capital gain (loss) on investments	95	1,507	4,605
Change in unrealized appreciation (depreciation)	5,748	105,026	311,397

Net gain (loss) on investments	5,843	106,533	318,417

Net increase (decrease) in net assets from operations	9,708	115,626	373,206

Contract owner transactions:
Deposits	2,826	1,755	118,236
Terminations, withdrawals and annuity payments	-	-	(72,613)
Transfers between subaccounts, net	222	(4)	(15,803)
Maintenance charges and mortality adjustments	1,993	(13,224)	(213,729)

Increase (decrease) in net assets from contract transactions	5,041	(11,473)	(183,909)

Total increase (decrease) in net assets	14,749	104,153	189,297

Net assets as of December 31, 2023	$ 222,805	$ 901,720	$ 3,327,125

The accompanying notes are an integral part of these financial statements.

20

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	TVST Touchstone Balanced Fund
Net assets as of December 31, 2021	$ 7,047,913	$ 6,712,164	$ 1,808,519

Investment income (loss):
Dividend distributions	194,434	9,170	7,361
Investment Expenses:
Mortality and expense risk and administrative charges	(21,489)	(22,722)	(6,121)

Net investment income (loss)	172,945	(13,552)	1,240

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	353,714
Realized capital gain (loss) on investments	(40,980)	(106,869)	8,550
Change in unrealized appreciation (depreciation)	(699,759)	(656,210)	(651,890)

Net gain (loss) on investments	(740,739)	(763,079)	(289,626)

Net increase (decrease) in net assets from operations	(567,794)	(776,631)	(288,386)

Contract owner transactions:
Deposits	341,834	278,306	42,075
Terminations, withdrawals and annuity payments	(269,983)	(145,678)	(16,457)
Transfers between subaccounts, net	(79,842)	(48,060)	(28,906)
Maintenance charges and mortality adjustments	(418,803)	(393,927)	(85,139)

Increase (decrease) in net assets from contract transactions	(426,794)	(309,359)	(88,427)

Total increase (decrease) in net assets	(994,588)	(1,085,990)	(376,813)

Net assets as of December 31, 2022	$ 6,053,325	$ 5,626,174	$ 1,431,706

Investment income (loss):
Dividend distributions	209,631	195,928	25,624
Investment Expenses:
Mortality and expense risk and administrative charges	(22,320)	(21,453)	(6,625)

Net investment income (loss)	187,311	174,475	18,999

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(11,764)	(36,256)	1,992
Change in unrealized appreciation (depreciation)	1,027,069	964,961	252,101

Net gain (loss) on investments	1,015,305	928,705	254,093

Net increase (decrease) in net assets from operations	1,202,616	1,103,180	273,092

Contract owner transactions:
Deposits	486,617	311,501	38,188
Terminations, withdrawals and annuity payments	(194,753)	(447,884)	(15,846)
Transfers between subaccounts, net	(99,170)	(68,740)	371,895
Maintenance charges and mortality adjustments	(582,293)	(432,778)	(86,485)

Increase (decrease) in net assets from contract transactions	(389,599)	(637,901)	307,752

Total increase (decrease) in net assets	813,017	465,279	580,844

Net assets as of December 31, 2023	$ 6,866,342	$ 6,091,453	$ 2,012,550

The accompanying notes are an integral part of these financial statements.

21

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund
Net assets as of December 31, 2021	$ 1,755,303	$ 8,937,610	$ 3,683,727

Investment income (loss):
Dividend distributions	32,696	30,213	987
Investment Expenses:
Mortality and expense risk and administrative charges	(8,805)	(40,241)	(13,350)

Net investment income (loss)	23,891	(10,028)	(12,363)

Increase (decrease) in net assets from operations:
Capital gain distributions	12,328	982,990	817,659
Realized capital gain (loss) on investments	(33,102)	201,384	36,264
Change in unrealized appreciation (depreciation)	(259,905)	(2,739,170)	(1,385,764)

Net gain (loss) on investments	(280,679)	(1,554,796)	(531,841)

Net increase (decrease) in net assets from operations	(256,788)	(1,564,824)	(544,204)

Contract owner transactions:
Deposits	91,700	348,802	82,488
Terminations, withdrawals and annuity payments	(56,628)	(435,151)	(154,724)
Transfers between subaccounts, net	68,114	(5,008)	(68,248)
Maintenance charges and mortality adjustments	(103,959)	(445,857)	(203,849)

Increase (decrease) in net assets from contract transactions	(773)	(537,214)	(344,333)

Total increase (decrease) in net assets	(257,561)	(2,102,038)	(888,537)

Net assets as of December 31, 2022	$ 1,497,742	$ 6,835,572	$ 2,795,190

Investment income (loss):
Dividend distributions	68,243	32,203	6,374
Investment Expenses:
Mortality and expense risk and administrative charges	(5,752)	(27,634)	(10,842)

Net investment income (loss)	62,491	4,569	(4,468)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	483,767	13,061
Realized capital gain (loss) on investments	(83,826)	286,479	(27,663)
Change in unrealized appreciation (depreciation)	104,833	949,256	455,045

Net gain (loss) on investments	21,007	1,719,502	440,443

Net increase (decrease) in net assets from operations	83,498	1,724,071	435,975

Contract owner transactions:
Deposits	83,215	320,881	76,920
Terminations, withdrawals and annuity payments	(44,246)	(286,207)	(43,389)
Transfers between subaccounts, net	(16,340)	(167,713)	20,709
Maintenance charges and mortality adjustments	(99,212)	(455,166)	(217,573)

Increase (decrease) in net assets from contract transactions	(76,583)	(588,205)	(163,333)

Total increase (decrease) in net assets	6,915	1,135,866	272,642

Net assets as of December 31, 2023	$ 1,504,657	$ 7,971,438	$ 3,067,832

The accompanying notes are an integral part of these financial statements.

22

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Capital Growth Series	Virtus KAR Enhanced Core Equity Series
Net assets as of December 31, 2021	$ 23,784,980	$179,958,096	$ 52,131,900

Investment income (loss):
Dividend distributions	184,267	-	1,222,934
Investment Expenses:
Mortality and expense risk and administrative charges	(73,821)	(685,414)	(157,965)

Net investment income (loss)	110,446	(685,414)	1,064,969

Increase (decrease) in net assets from operations:
Capital gain distributions	437,922	20,519,555	2,045,106
Realized capital gain (loss) on investments	(103,299)	(1,602,386)	35,632
Change in unrealized appreciation (depreciation)	(6,523,768)	(82,743,500)	(4,774,048)

Net gain (loss) on investments	(6,189,145)	(63,826,331)	(2,693,310)

Net increase (decrease) in net assets from operations	(6,078,699)	(64,511,745)	(1,628,341)

Contract owner transactions:
Deposits	534,175	4,056,071	1,830,577
Terminations, withdrawals and annuity payments	(546,332)	(6,069,065)	(1,193,041)
Transfers between subaccounts, net	(130,134)	80,297	(202,378)
Maintenance charges and mortality adjustments	(894,393)	(6,989,860)	(2,984,786)

Increase (decrease) in net assets from contract transactions	(1,036,684)	(8,922,557)	(2,549,628)

Total increase (decrease) in net assets	(7,115,383)	(73,434,302)	(4,177,969)

Net assets as of December 31, 2022	$ 16,669,597	$106,523,794	$ 47,953,931

Investment income (loss):
Dividend distributions	360,300	-	1,353,272
Investment Expenses:
Mortality and expense risk and administrative charges	(60,123)	(655,726)	(147,491)

Net investment income (loss)	300,177	(655,726)	1,205,781

Increase (decrease) in net assets from operations:
Capital gain distributions	172,511	8,303,556	407,412
Realized capital gain (loss) on investments	(390,406)	641,006	(77,484)
Change in unrealized appreciation (depreciation)	1,634,232	26,644,982	(1,091,400)

Net gain (loss) on investments	1,416,337	35,589,544	(761,472)

Net increase (decrease) in net assets from operations	1,716,514	34,933,818	444,309

Contract owner transactions:
Deposits	498,958	4,073,684	1,536,334
Terminations, withdrawals and annuity payments	(523,618)	(5,197,923)	(2,081,660)
Transfers between subaccounts, net	238,666	(169,486)	385,216
Maintenance charges and mortality adjustments	(853,479)	(6,982,336)	(2,877,276)

Increase (decrease) in net assets from contract transactions	(639,473)	(8,276,061)	(3,037,386)

Total increase (decrease) in net assets	1,077,041	26,657,757	(2,593,077)

Net assets as of December 31, 2023	$ 17,746,638	$133,181,551	$ 45,360,854

The accompanying notes are an integral part of these financial statements.

23

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Virtus KAR Small- Cap Growth Series	Virtus KAR Small- Cap Value Series	Virtus Newfleet Multi-Sector Intermediate Bond Series
Net assets as of December 31, 2021	$ 61,632,829	$ 33,581,346	$ 24,726,331

Investment income (loss):
Dividend distributions	-	54,087	730,714
Investment Expenses:
Mortality and expense risk and administrative charges	(165,436)	(100,286)	(86,812)

Net investment income (loss)	(165,436)	(46,199)	643,902

Increase (decrease) in net assets from operations:
Capital gain distributions	4,656,612	1,775,402	-
Realized capital gain (loss) on investments	(1,015,317)	(220,632)	(143,125)
Change in unrealized appreciation (depreciation)	(21,882,567)	(9,563,241)	(2,913,851)

Net gain (loss) on investments	(18,241,272)	(8,008,471)	(3,056,976)

Net increase (decrease) in net assets from operations	(18,406,708)	(8,054,670)	(2,413,074)

Contract owner transactions:
Deposits	753,389	1,080,977	1,080,790
Terminations, withdrawals and annuity payments	(2,440,263)	(881,354)	(1,133,347)
Transfers between subaccounts, net	(776,286)	77,246	(169,728)
Maintenance charges and mortality adjustments	(1,880,729)	(1,421,434)	(1,382,936)

Increase (decrease) in net assets from contract transactions	(4,343,889)	(1,144,565)	(1,605,221)

Total increase (decrease) in net assets	(22,750,597)	(9,199,235)	(4,018,295)

Net assets as of December 31, 2022	$ 38,882,232	$ 24,382,111	$ 20,708,036

Investment income (loss):
Dividend distributions	-	133,944	964,546
Investment Expenses:
Mortality and expense risk and administrative charges	(150,148)	(88,821)	(77,277)

Net investment income (loss)	(150,148)	45,123	887,269

Increase (decrease) in net assets from operations:
Capital gain distributions	2,816,363	999,297	-
Realized capital gain (loss) on investments	102,479	172,540	(137,882)
Change in unrealized appreciation (depreciation)	4,547,280	3,160,026	905,657

Net gain (loss) on investments	7,466,122	4,331,863	767,775

Net increase (decrease) in net assets from operations	7,315,974	4,376,986	1,655,044

Contract owner transactions:
Deposits	792,266	1,004,415	880,933
Terminations, withdrawals and annuity payments	(1,819,858)	(1,076,534)	(817,480)
Transfers between subaccounts, net	263,178	43,395	126,640
Maintenance charges and mortality adjustments	(1,847,328)	(1,447,596)	(1,343,721)

Increase (decrease) in net assets from contract transactions	(2,611,742)	(1,476,320)	(1,153,628)

Total increase (decrease) in net assets	4,704,232	2,900,666	501,416

Net assets as of December 31, 2023	$ 43,586,464	$ 27,282,777	$ 21,209,452

The accompanying notes are an integral part of these financial statements.

24

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Virtus SGA International Growth Series	Virtus Strategic Allocation Series	Wanger Acorn
Net assets as of December 31, 2021	$ 37,765,061	$ 43,398,348	$ 48,775,993

Investment income (loss):
Dividend distributions	-	78,384	-
Investment Expenses:
Mortality and expense risk and administrative charges	(147,813)	(177,869)	(134,333)

Net investment income (loss)	(147,813)	(99,485)	(134,333)

Increase (decrease) in net assets from operations:
Capital gain distributions	804,887	2,230,701	12,192,009
Realized capital gain (loss) on investments	(623,487)	(505,899)	(579,358)
Change in unrealized appreciation (depreciation)	(7,075,987)	(14,837,751)	(27,739,774)

Net gain (loss) on investments	(6,894,587)	(13,112,949)	(16,127,123)

Net increase (decrease) in net assets from operations	(7,042,400)	(13,212,434)	(16,261,456)

Contract owner transactions:
Deposits	1,778,891	892,075	873,639
Terminations, withdrawals and annuity payments	(919,074)	(1,221,445)	(1,848,302)
Transfers between subaccounts, net	261,920	(230,098)	168,527
Maintenance charges and mortality adjustments	(1,905,917)	(1,789,289)	(1,647,377)

Increase (decrease) in net assets from contract transactions	(784,180)	(2,348,757)	(2,453,513)

Total increase (decrease) in net assets	(7,826,580)	(15,561,191)	(18,714,969)

Net assets as of December 31, 2022	$ 29,938,481	$ 27,837,157	$ 30,061,024

Investment income (loss):
Dividend distributions	32,836	335,664	-
Investment Expenses:
Mortality and expense risk and administrative charges	(138,166)	(165,938)	(136,804)

Net investment income (loss)	(105,330)	169,726	(136,804)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,906,831	-
Realized capital gain (loss) on investments	(379,587)	134,480	(75,131)
Change in unrealized appreciation (depreciation)	5,571,477	3,598,662	7,082,505

Net gain (loss) on investments	5,191,890	5,639,973	7,007,374

Net increase (decrease) in net assets from operations	5,086,560	5,809,699	6,870,570

Contract owner transactions:
Deposits	1,552,868	841,049	1,033,562
Terminations, withdrawals and annuity payments	(1,260,125)	(1,066,786)	(1,850,382)
Transfers between subaccounts, net	(160,244)	103,513	6,498,749
Maintenance charges and mortality adjustments	(1,849,901)	(1,765,711)	(1,860,963)

Increase (decrease) in net assets from contract transactions	(1,717,402)	(1,887,935)	3,820,966

Total increase (decrease) in net assets	3,369,158	3,921,764	10,691,536

Net assets as of December 31, 2023	$ 33,307,639	$ 31,758,921	$ 40,752,560

The accompanying notes are an integral part of these financial statements.

25

Nassau Life Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022

	Wanger International	Wanger Select (a)
Net assets as of December 31, 2021	$ 28,242,916	$ 10,170,719

Investment income (loss):
Dividend distributions	179,113	-
Investment Expenses:
Mortality and expense risk and administrative charges	(84,428)	(20,776)

Net investment income (loss)	94,685	(20,776)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,542,550	3,534,682
Realized capital gain (loss) on investments	(66,763)	(46,867)
Change in unrealized appreciation (depreciation)	(13,089,513)	(7,009,502)

Net gain (loss) on investments	(9,613,726)	(3,521,687)

Net increase (decrease) in net assets from operations	(9,519,041)	(3,542,463)

Contract owner transactions:
Deposits	665,025	196,995
Terminations, withdrawals and annuity payments	(657,046)	(221,770)
Transfers between subaccounts, net	256,252	121,478
Maintenance charges and mortality adjustments	(915,348)	(347,198)

Increase (decrease) in net assets from contract transactions	(651,117)	(250,495)

Total increase (decrease) in net assets	(10,170,158)	(3,792,958)

Net assets as of December 31, 2022	$ 18,072,758	$ 6,377,761

Investment income (loss):
Dividend distributions	60,341	-
Investment Expenses:
Mortality and expense risk and administrative charges	(76,408)	(5,992)

Net investment income (loss)	(16,067)	(5,992)

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-
Realized capital gain (loss) on investments	(24,545)	(7,167,538)
Change in unrealized appreciation (depreciation)	2,951,737	7,768,438

Net gain (loss) on investments	2,927,192	600,900

Net increase (decrease) in net assets from operations	2,911,125	594,908

Contract owner transactions:
Deposits	657,813	68,233
Terminations, withdrawals and annuity payments	(687,354)	(174,614)
Transfers between subaccounts, net	(143,696)	(6,757,697)
Maintenance charges and mortality adjustments	(942,304)	(108,591)

Increase (decrease) in net assets from contract transactions	(1,115,541)	(6,972,669)

Total increase (decrease) in net assets	1,795,584	(6,377,761)

Net assets as of December 31, 2023	$ 19,868,342	$ -

(a) Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

26

Nassau Life Variable Universal Life Account

Notes to Financial Statements

December 31, 2023

Note 1. Organization

The Nassau Life Variable Universal Life Account (the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the Company, “we” or “us”). NNY, domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on June 17, 1985. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

Alger Capital Appreciation Portfolio	Class I-2
AMT Sustainable Equity Portfolio	Class S
Calvert VP S&P MidCap 400 Index Portfolio	Class I
DWS Equity 500 Index VIP	Class A
DWS Small Cap Index VIP	Class A
Federated Hermes Fund for U.S. Government Securities II	Primary
Federated Hermes Government Money Fund II	Service
Federated Hermes High Income Bond Fund II	Primary
Fidelity® VIP Contrafund® Portfolio	Service Class
Fidelity® VIP Growth Opportunities Portfolio	Service Class
Fidelity® VIP Growth Portfolio	Service Class
Fidelity® VIP Investment Grade Bond Portfolio	Service Class
Franklin Income VIP Fund	Class 2
Franklin Mutual Shares VIP Fund	Class 2
Goldman Sachs VIT Government Money Market	Institution
Guggenheim VT Long Short Equity Fund	-
Invesco V.I. American Franchise Fund	Series I
Invesco V.I. Capital Appreciation Fund	Series II
Invesco V.I. Core Equity Fund	Series I
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. Global Fund	Series II
Invesco V.I. Main Street Mid Cap Fund®	Series I
Invesco V.I. Main Street Small Cap Fund®	Series II
Lazard Retirement US Small Cap Equity Select Portfolio	Service
Lord Abbett Series Fund Bond Debenture Portfolio	Class VC
Lord Abbett Series Fund Growth and Income Portfolio	Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Class VC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II
Morningstar Balanced ETF Asset Allocation Portfolio	Class II
Morningstar Growth ETF Asset Allocation Portfolio	Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II
Neuberger Berman AMT Mid Cap Growth Portfolio	S Class
PIMCO CommodityReal Return® Strategy Portfolio	Advisor Class
PIMCO Real Return Portfolio	Advisor Class
PIMCO Total Return Portfolio	Advisor Class

27

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

Rydex VT Inverse Government Long Bond Strategy Fund	-
Rydex VT Nova Fund	-
SA AB Growth Portfolio	-
SAST Capital Appreciation Portfolio	Class 1
SAST Government & Quality Bond Portfolio	Class 1
SAST Strategic Multi-Asset Income Portfolio	Class 1
Templeton Developing Markets VIP Fund	Class 2
Templeton Foreign VIP Fund	Class 2
Templeton Growth VIP Fund	Class 2
TVST Touchstone Balanced Fund	-
TVST Touchstone Bond Fund	-
TVST Touchstone Common Stock Fund	-
TVST Touchstone Small Company Fund	-
Virtus Duff & Phelps Real Estate Securities Series	Class A
Virtus KAR Capital Growth Series	Class A
Virtus KAR Enhanced Core Equity Series	Class A
Virtus KAR Small-Cap Growth Series	Class A
Virtus KAR Small-Cap Value Series	Class A
Virtus Newfleet Multi-Sector Intermediate Bond Series	Class A
Virtus SGA International Growth Series	Class A
Virtus Strategic Allocation Series	Class A
Wanger Acorn	-
Wanger International	-
Wanger Select	-

Fifty-nine subaccounts are currently offered by the Separate Account, all of which had activity.

Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ( SEC ). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against NNY’s general account assets.

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2022 or 2023.

B. Mergers

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

28

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 2. Additions, Mergers, Liquidations and Name Changes (continued)

Date	Surviving Subaccount	Closed Subaccount

April 21, 2023	Wanger Acorn	Wanger Select

C. Liquidations

There were no fund liquidations in 2022 or 2023.

D. Name Changes

During the last two years the following subaccount name changes were made effective:

Date	New Name	Old Name

May 2, 2022	Wanger Acorn	Wanger USA
September 1, 2023	Lazard Retirement US Small Cap Equity Select Portfolio	Lazard Retirement US Small -Mid Cap Equity

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent

29

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2023.

The Separate Account had no financial liabilities as of December 31, 2023.

30

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the years ended December 31, 2023 and 2022, were as follows:

	2023		2022
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

Alger Capital Appreciation Portfolio	$ 167,701	$ 595,875	$ 673,676	$ 605,478
AMT Sustainable Equity Portfolio	1,134,573	1,449,980	1,800,581	1,577,561
Calvert VP S&P MidCap 400 Index Portfolio	471,300	260,673	575,275	266,645
DWS Equity 500 Index VIP	3,317,755	2,655,993	3,578,949	3,273,183
DWS Small Cap Index VIP	388,111	162,902	349,591	76,103
Federated Hermes Fund for U.S. Government Securities II	1,040,297	1,410,031	1,128,685	1,762,468
Federated Hermes Government Money Fund II	3,127,772	4,664,999	3,724,664	4,896,403
Federated Hermes High Income Bond Fund II	587,306	720,907	541,305	880,600
Fidelity® VIP Contrafund® Portfolio	2,468,443	4,707,761	3,459,873	3,717,090
Fidelity® VIP Growth Opportunities Portfolio	1,913,300	2,685,473	6,277,184	4,027,016
Fidelity® VIP Growth Portfolio	1,691,786	1,425,654	1,806,779	1,494,947
Fidelity® VIP Investment Grade Bond Portfolio	1,386,601	1,348,344	1,637,452	1,407,594
Franklin Income VIP Fund	711,779	779,532	586,122	642,706
Franklin Mutual Shares VIP Fund	1,679,554	1,549,643	2,126,407	1,461,260
Goldman Sachs VIT Government Money Market	33,914	7,393	10,156	8,227
Guggenheim VT Long Short Equity Fund	7,785	12,908	7,414	26,442
Invesco V.I. American Franchise Fund	403,021	1,017,991	2,386,563	544,288
Invesco V.I. Capital Appreciation Fund	107,228	270,379	494,495	186,977
Invesco V.I. Core Equity Fund	73,554	213,743	250,499	101,156
Invesco V.I. Equity and Income Fund	238,945	366,676	586,674	484,640
Invesco V.I. Global Fund	330,107	461,953	669,037	427,226
Invesco V.I. Main Street Mid Cap Fund®	58,556	167,481	453,321	200,341
Invesco V.I. Main Street Small Cap Fund®	713,684	1,041,108	1,557,462	1,285,095
Lazard Retirement US Small Cap Equity Select Portfolio (b)	49,559	46,345	236,200	104,609
Lord Abbett Series Fund Bond Debenture Portfolio	368,858	389,371	353,594	639,761
Lord Abbett Series Fund Growth and Income Portfolio	1,091,524	1,668,237	3,322,786	3,097,363
Lord Abbett Series Fund Mid Cap Stock Portfolio	300,194	584,350	601,416	591,374

(b) Name change. See Note 2.

31

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2023		2022
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$ 623,510	$ 266,657	$ 644,721	$ 586,095
Morningstar Balanced ETF Asset Allocation Portfolio	791,789	2,880,545	2,324,466	812,996
Morningstar Growth ETF Asset Allocation Portfolio	1,441,107	1,275,300	1,735,530	2,532,493
Morningstar Income and Growth ETF Asset Allocation Portfolio	255,617	180,995	386,114	673,485
Neuberger Berman AMT Mid Cap Growth Portfolio	218,727	290,927	337,170	210,018
PIMCO CommodityReal Return® Strategy Portfolio	1,063,236	594,922	1,349,384	1,164,399
PIMCO Real Return Portfolio	140,177	219,789	231,433	246,530
PIMCO Total Return Portfolio	477,061	828,832	899,684	960,649
Rydex VT Inverse Government Long Bond Strategy Fund	1,892	2,673	23,705	23,922
Rydex VT Nova Fund	54,819	19,853	88,638	57,493
SA AB Growth Portfolio	241,887	37,812	463,658	51,160
SAST Capital Appreciation Portfolio	1,699	53,506	1,190,177	172,081
SAST Government & Quality Bond Portfolio	16,905	8,000	16,110	7,529
SAST Strategic Multi-Asset Income Portfolio	13,763	16,143	88,173	16,530
Templeton Developing Markets VIP Fund	220,256	346,961	653,800	424,584
Templeton Foreign VIP Fund	742,220	944,508	590,614	844,464
Templeton Growth VIP Fund	577,009	1,040,435	405,569	728,481
TVST Touchstone Balanced Fund	466,967	140,216	397,695	131,168
TVST Touchstone Bond Fund	670,518	684,609	319,381	283,936
TVST Touchstone Common Stock Fund	3,013,235	3,113,104	2,199,816	1,764,068
TVST Touchstone Small Company Fund	402,982	557,723	1,000,239	539,275
Virtus Duff & Phelps Real Estate Securities Series	1,231,538	1,398,322	1,700,730	2,189,046
Virtus KAR Capital Growth Series	10,638,297	11,266,529	23,082,456	12,170,872
Virtus KAR Enhanced Core Equity Series	3,065,534	4,489,727	4,977,721	4,417,274
Virtus KAR Small-Cap Growth Series	3,553,056	3,498,583	5,371,752	5,224,465
Virtus KAR Small-Cap Value Series	2,444,982	2,876,882	3,574,935	2,990,297
Virtus Newfleet Multi-Sector Intermediate Bond Series	2,138,978	2,405,337	2,121,552	3,082,871
Virtus SGA International Growth Series	2,399,438	4,222,171	3,732,045	3,859,150
Virtus Strategic Allocation Series	2,821,876	2,633,254	2,951,968	3,169,508
Wanger Acorn	7,432,734	3,748,571	12,988,345	3,384,183

32

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2023		2022
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

Wanger International	$ 733,138	$ 1,864,746	$ 4,758,499	$ 1,772,381
Wanger Select (a)	58,653	7,037,314	3,875,968	612,558

(a) Merger. See Note 2.

33

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Related Party Transactions

NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying statement of operations and changes in net assets. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of operations and changes in net assets on line “Maintenance charges and mortality adjustments”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NLA for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, NNY makes deductions for administrative charges. These charges are typically a flat dollar amount, but could also vary by face amount of coverage. Below is a table that summarizes the guaranteed maximum monthly deduction for the various plans offered by NNY:

Plan	Admin Charge
Corporate Edge	$10
Estate Edge	$20 (face amounts up to $400,000)
$0.05 per $1000 of face amount (face amounts of $400,001 to $1,600,000)
$80 (face amounts of greater than $1,600,000)
Estate Strategies	$7.50 plus $0.02 per $1,000 of face amount
Executive Benefit VUL	$10
ICAP+* (Policy years 1-8)	.55% of the daily net asset value of the subaccount on annual basis
ICAP+* (Policy years 8+)	.20% of the daily net asset value of the subaccount on annual basis
Joint Edge	$10
Phoenix Benefit Choice VUL	$7
Phoenix Executive VUL (08XVUL)	$20
Phoenix Executive VUL (V614)	$10
Flex Edge Success	$10
Flex Edge	$10
Individual Edge	$10
Phoenix Joint Edge VUL	$10
RSVP Variable Life	$5
The Phoenix Edge	$10
The Phoenix Edge SPVL	None

* ICAP maximum is on an annual basis

Contract Surrender Charge – In accordance with terms of the contracts, NCNY charges a deduction for surrender charges at the rates and schedules below. Because a contract’s value and duration may vary, the surrender charge may also vary.

34

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions (continued)

Plan	Surrender Charge
Corporate Edge	None
Estate Edge	9 year schedule – level for 6 years then decreasing to zero by year 10
Estate Strategies	5 year schedule – decreasing to zero by year 6
Executive Benefit VUL	None
ICAP +	Contingent Deferred Sales Charge - 8 year period, decreasing to zero in year 9
Joint Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Phoenix Benefit Choice VUL	10 year schedule for base policy, 15 year schedule for level term rider
Phoenix Executive VUL (08XVUL)	None
Phoenix Executive VUL (V614)	None
Flex Edge Success	10 year schedule – level for 5 years then decreasing to zero by year 11
Flex Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Individual Edge	10 year schedule – level for 5 years then decreasing to zero by year 11
Phoenix Joint Edge VUL	10 year schedule
RSVP Variable Life	10 year period, level for 6 years and decreasing to zero by year 11
The Phoenix Edge	None, other than any unpaid policy charges in years 1-10
The Phoenix Edge SPVL	9 years, decreasing %, decreases to 0% in year 10

Cost of Insurance Charge – In accordance with terms of the contracts, NNY makes monthly deductions for costs of insurance to cover NNY’s anticipated mortality costs. Because a contract value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Monthly Mortality and Expense Risk Charge (“M&E” Fees) – The mortality and expense risk charge is typically deducted daily from contract value allocated to the variable subaccounts, however, certain products assess the M&E Fees monthly. In accordance with terms of the contracts, Nassau will make either monthly or daily deductions.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying statements of changes in net assets.

B. Optional Rider and Benefit Charges

NNY may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Terminations, withdrawals and annuity payments” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.

C. Daily M&E and Administrative Fees

As mentioned above, the M&E is typically deducted daily from contract value allocated to the variable subaccounts. These expenses are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values.

Below is a table that summarizes the guaranteed maximum annual equivalent M&E Fees deductions for the various plans offered by NNY:

35

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions (continued)

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Corporate Edge and Phoenix Executive VUL		0.90%
Estate Edge (Years 1-15)	0.80%
Estate Edge (Years 16+)	0.25%
Estate Strategies	0.40%
Executive Benefit VUL		0.90%
Flex Edge (Years 1-15)	0.80%
Flex Edge (Years 16+)	0.25%
Flex Edge Success (Years 1-15)	0.80%
Flex Edge Success (Years 16+)	0.25%
ICAP+ (Years 1-8)	0.60%
ICAP+ (Years 8+)	0.25%
Individual Edge (Year 1-15)	0.80%
Individual Edge (Years 16+)	0.25%
Joint Edge (Year 1-15)	0.80%
Joint Edge (Years 16+)	0.25%
Phoenix Benefit Choice VUL (Years 1-20)		0.50%
Phoenix Benefit Choice VUL (Years 21+)		0.25%
Phoenix Express VUL	0.48%
Phoenix Joint Edge VUL (Years 1-20)		0.50%
Phoenix Joint Edge VUL (Years 21+)		0.25%
RSVP Variable Life	0.60%
The Phoenix Edge	0.50%
The Phoenix Edge – SPVL		0.80%

D. Other Charges

NNY may deduct other charges depending on the policy terms.

36

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2023 and 2022, were as follows:

	2023			2022
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Alger Capital Appreciation Portfolio	41,445	(138,152)	(96,707)	23,396	(144,764)	(121,368)
AMT Sustainable Equity Portfolio	758,036	(1,026,301)	(268,265)	1,114,274	(1,177,172)	(62,898)
Calvert VP S&P MidCap 400 Index Portfolio	78,451	(68,374)	10,077	56,975	(120,380)	(63,405)
DWS Equity 500 Index VIP	235,038	(508,257)	(273,219)	278,696	(651,095)	(372,399)
DWS Small Cap Index VIP	113,642	(53,538)	60,104	25,590	(23,687)	1,903
Federated Hermes Fund for U.S. Government
Securities II	429,261	(780,234)	(350,973)	490,604	(938,412)	(447,808)
Federated Hermes Government Money Fund II	2,326,447	(4,538,982)	(2,212,535)	3,570,192	(4,898,595)	(1,328,403)
Federated Hermes High Income Bond Fund II	123,722	(229,616)	(105,894)	103,029	(284,893)	(181,864)
Fidelity® VIP Contrafund® Portfolio	177,636	(879,941)	(702,305)	287,069	(715,839)	(428,770)
Fidelity® VIP Growth Opportunities Portfolio	401,833	(557,864)	(156,031)	767,628	(909,628)	(142,000)
Fidelity® VIP Growth Portfolio	230,659	(361,380)	(130,721)	137,127	(405,399)	(268,272)
Fidelity® VIP Investment Grade Bond Portfolio	757,151	(868,328)	(111,177)	656,375	(888,427)	(232,052)
Franklin Income VIP Fund	146,529	(337,951)	(191,422)	153,928	(280,052)	(126,124)
Franklin Mutual Shares VIP Fund	124,397	(403,609)	(279,212)	149,915	(391,304)	(241,389)
Goldman Sachs VIT Government Money Market	1,475	(4,274)	(2,799)	139	(5,308)	(5,169)
Guggenheim VT Long Short Equity Fund	3,350	(5,662)	(2,312)	3,143	(12,466)	(9,323)
Invesco V.I. American Franchise Fund	68,962	(289,391)	(220,429)	80,520	(161,840)	(81,320)
Invesco V.I. Capital Appreciation Fund	30,007	(77,895)	(47,888)	34,353	(56,248)	(21,895)
Invesco V.I. Core Equity Fund	12,135	(69,208)	(57,073)	12,340	(32,893)	(20,553)
Invesco V.I. Equity and Income Fund	34,524	(134,722)	(100,198)	86,971	(172,564)	(85,593)
Invesco V.I. Global Fund	33,842	(164,830)	(130,988)	113,769	(165,215)	(51,446)
Invesco V.I. Main Street Mid Cap Fund®	17,110	(52,212)	(35,102)	14,190	(63,986)	(49,796)
Invesco V.I. Main Street Small Cap Fund®	213,319	(336,219)	(122,900)	355,502	(428,692)	(73,190)
Lazard Retirement US Small Cap Equity Select Portfolio (b)	15,717	(13,869)	1,848	10,129	(31,228)	(21,099)

(b) Name change. See Note 2.

37

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2023			2022
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Lord Abbett Series Fund Bond Debenture Portfolio	104,258	(160,960)	(56,702)	96,147	(260,536)	(164,389)
Lord Abbett Series Fund Growth and Income Portfolio	238,612	(557,349)	(318,737)	765,802	(1,107,673)	(341,871)
Lord Abbett Series Fund Mid Cap Stock Portfolio	63,996	(221,885)	(157,889)	126,166	(225,249)	(99,083)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	212,297	(115,541)	96,756	233,421	(261,250)	(27,829)
Morningstar Balanced ETF Asset Allocation Portfolio	229,068	(1,567,448)	(1,338,380)	862,330	(438,262)	424,068
Morningstar Growth ETF Asset Allocation Portfolio	544,371	(614,669)	(70,298)	699,645	(1,221,298)	(521,653)
Morningstar Income and Growth ETF Asset Allocation Portfolio	136,569	(116,165)	20,404	197,409	(434,715)	(237,306)
Neuberger Berman AMT Mid Cap Growth Portfolio	119,548	(156,215)	(36,667)	66,964	(108,017)	(41,053)
PIMCO CommodityReal Return® Strategy Portfolio	860,091	(734,947)	125,144	950,581	(1,251,918)	(301,337)
PIMCO Real Return Portfolio	60,554	(131,315)	(70,761)	71,486	(141,741)	(70,255)
PIMCO Total Return Portfolio	191,423	(485,059)	(293,636)	453,521	(547,356)	(93,835)
Rydex VT Inverse Government Long Bond Strategy Fund	6,027	(8,361)	(2,334)	87,474	(86,058)	1,416
Rydex VT Nova Fund	8,243	(2,719)	5,524	8,196	(9,166)	(970)
SA AB Growth Portfolio	1,443	(13,635)	(12,192)	1,600	(22,664)	(21,064)
SAST Capital Appreciation Portfolio	4	(60)	(56)	2	(311)	(309)
SAST Government & Quality Bond Portfolio	198	(116)	82	156	(105)	51
SAST Strategic Multi-Asset Income Portfolio	8	(118)	(110)	10	(128)	(118)
Templeton Developing Markets VIP Fund	41,274	(89,220)	(47,946)	87,735	(113,671)	(25,936)
Templeton Foreign VIP Fund	260,808	(442,487)	(181,679)	217,101	(450,033)	(232,932)
Templeton Growth VIP Fund	133,232	(358,873)	(225,641)	156,753	(269,903)	(113,150)
TVST Touchstone Balanced Fund	161,834	(51,519)	110,315	14,901	(48,462)	(33,561)
TVST Touchstone Bond Fund	406,256	(477,083)	(70,827)	183,337	(195,008)	(11,671)
TVST Touchstone Common Stock Fund	657,990	(855,522)	(197,532)	345,918	(504,240)	(158,322)
TVST Touchstone Small Company Fund	111,206	(164,644)	(53,438)	55,164	(160,964)	(105,800)
Virtus Duff & Phelps Real Estate Securities Series	62,982	(120,115)	(57,133)	92,412	(174,119)	(81,707)

38

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2023			2022
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Virtus KAR Capital Growth Series	192,165	(867,658)	(675,493)	219,192	(972,632)	(753,440)
Virtus KAR Enhanced Core Equity Series	351,478	(1,139,686)	(788,208)	452,678	(1,162,452)	(709,774)
Virtus KAR Small-Cap Growth Series	70,107	(309,743)	(239,636)	69,904	(473,990)	(404,086)
Virtus KAR Small-Cap Value Series	228,646	(479,486)	(250,840)	302,058	(487,098)	(185,040)
Virtus Newfleet Multi-Sector Intermediate Bond Series	186,810	(368,462)	(181,652)	227,626	(558,996)	(331,370)
Virtus SGA International Growth Series	471,477	(855,560)	(384,083)	659,722	(843,377)	(183,655)
Virtus Strategic Allocation Series	58,761	(243,686)	(184,925)	66,528	(301,017)	(234,489)
Wanger Acorn	1,004,665	(437,427)	567,238	100,798	(403,269)	(302,471)
Wanger International	100,699	(263,987)	(163,288)	165,868	(255,940)	(90,072)
Wanger Select (a)	10,604	(1,182,300)	(1,171,696)	57,996	(99,459)	(41,463)

(a) Merger. See Note 2.

39

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding unit values and total returns. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2023, were as follows:

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Alger Capital Appreciation Portfolio
2023	1,781,027	4.60	7.49	8,789,357	-	-	0.80	41.98	43.21
2022	1,877,734	3.24	5.23	6,493,579	-	-	0.80	(37.09)	(36.53)
2021	1,999,102	5.15	8.24	10,940,267	-	-	0.80	18.17	19.13
2020	2,181,621	4.36	6.92	10,041,639	-	-	0.80	40.62	41.75
2019	2,400,180	3.10	4.88	7,826,137	-	-	0.80	32.51	33.58
AMT Sustainable Equity Portfolio
2023	2,575,350	1.60	1.66	4,222,549	0.08	-	0.80	25.98	26.72
2022	2,843,615	1.27	1.31	3,672,665	0.13	-	0.80	(19.62)	(18.63)
2021	2,906,513	1.58	1.61	4,611,209	0.18	-	0.80	22.18	23.16
2020	2,928,048	1.29	1.31	3,794,895	0.38	-	0.80	18.32	19.28
2019	3,206,274	1.09	1.10	3,507,131	0.29	-	0.80	9.24	9.86
Calvert VP S&P MidCap 400 Index Portfolio
2023	918,203	3.81	4.33	3,669,923	1.27	-	0.80	15.11	16.09
2022	908,126	3.31	3.73	3,134,612	0.92	-	0.80	(14.03)	(13.26)
2021	971,531	3.85	4.30	3,881,518	0.84	-	0.80	23.42	24.41
2020	1,008,644	3.12	3.46	3,254,649	1.24	-	0.80	12.42	13.32
2019	1,159,978	2.77	3.05	3,326,171	1.17	-	0.80	24.82	25.83

40

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

DWS Equity 500 Index VIP
2023	6,277,956	5.38	6.42	35,937,240	1.38	-	0.80	25.12	25.88
2022	6,551,175	4.30	5.10	29,854,487	1.25	-	0.80	(19.02)	(18.27)
2021	6,923,574	5.31	6.24	38,759,585	1.45	-	0.80	27.37	28.40
2020	7,164,066	4.17	4.86	31,266,479	1.65	-	0.80	17.15	18.10
2019	7,634,514	3.56	4.12	28,302,810	2.19	-	0.80	30.14	31.19
DWS Small Cap Index VIP
2023	563,401	3.13	3.56	1,869,921	1.06	-	0.80	15.93	16.72
2022	503,297	2.70	3.05	1,431,978	0.91	-	0.80	(21.51)	(20.57)
2021	501,394	3.44	3.84	1,804,126	0.82	-	0.80	13.59	14.50
2020	480,030	3.02	3.35	1,513,349	1.07	-	0.80	18.48	19.43
2019	487,555	2.55	2.81	1,294,746	1.09	-	0.80	24.22	25.22
Federated Hermes Fund for U.S. Government Securities II
2023	6,265,360	1.73	1.92	11,496,387	2.54	-	0.80	2.98	4.35
2022	6,616,333	1.66	1.84	11,687,326	1.89	-	0.80	(13.09)	(12.80)
2021	7,064,141	1.91	2.11	14,298,930	2.02	-	0.80	(2.83)	(2.04)
2020	7,336,025	1.97	2.15	15,144,591	2.50	-	0.80	4.37	5.21
2019	7,297,477	1.89	2.05	14,341,116	2.39	-	0.80	5.05	5.90
Federated Hermes Government Money Fund II
2023	15,954,751	0.98	1.09	16,596,289	4.44	-	0.80	4.26	3.81
2022	18,167,286	0.94	1.05	18,133,516	1.12	-	0.80	-	1.94
2021	19,495,689	0.94	1.03	19,305,255	0.00	-	0.80	(0.80)	-
2020	21,323,103	0.95	1.03	21,129,047	0.19	-	0.80	(0.60)	0.20
2019	20,268,552	0.95	1.03	20,146,538	1.64	-	0.80	0.83	1.64
Federated Hermes High Income Bond Fund II
2023	1,110,428	3.06	4.02	3,650,521	6.06	-	0.80	11.68	12.61
2022	1,216,322	2.74	3.57	3,573,008	5.78	-	0.80	(12.46)	(11.63)
2021	1,398,186	3.13	4.04	4,691,269	4.79	-	0.80	4.01	4.85
2020	1,411,534	3.01	3.86	4,527,464	6.04	-	0.80	4.74	5.59
2019	1,656,717	2.87	3.65	5,032,547	6.06	-	0.80	13.63	14.54

41

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Fidelity® VIP Contrafund® Portfolio
2023	7,184,092	5.63	8.09	43,190,551	0.39	-	0.80	32.16	33.50
2022	7,886,397	4.26	6.06	35,652,011	0.40	-	0.80	(26.93)	(26.46)
2021	8,315,167	5.83	8.24	51,244,258	0.05	-	0.80	26.69	27.71
2020	9,060,382	4.53	6.45	43,897,464	0.15	-	0.80	29.39	30.43
2019	9,899,030	3.50	4.95	36,920,796	0.35	-	0.80	30.40	31.45
Fidelity® VIP Growth Opportunities Portfolio
2023	3,155,649	5.39	8.45	18,161,056	-	-	0.80	44.12	45.44
2022	3,311,680	3.74	5.81	13,069,848	-	-	0.80	(38.69)	(38.19)
2021	3,453,680	6.10	9.40	21,908,328	-	-	0.80	10.93	11.83
2020	3,721,188	5.49	8.41	21,118,770	0.01	-	0.80	67.15	68.49
2019	4,116,730	3.29	4.99	13,935,781	0.06	-	0.80	39.57	40.70
Fidelity® VIP Growth Portfolio
2023	4,471,159	4.14	5.64	19,652,291	0.04	-	0.80	34.85	36.23
2022	4,601,880	3.07	4.14	14,918,088	0.51	-	0.80	(24.94)	(24.59)
2021	4,870,152	4.09	5.49	20,981,171	-	-	0.80	22.10	23.08
2020	5,224,343	3.27	4.46	18,337,792	0.06	-	0.80	42.60	43.75
2019	5,564,112	2.29	3.10	13,633,645	0.16	-	0.80	33.11	34.18
Fidelity® VIP Investment Grade Bond Portfolio
2023	4,809,635	1.52	1.75	8,004,096	2.56	-	0.80	4.83	6.06
2022	4,920,812	1.45	1.65	7,706,112	2.26	-	0.80	(13.69)	(12.70)
2021	5,152,864	1.68	1.89	9,265,052	1.94	-	0.80	(1.52)	(0.72)
2020	5,373,442	1.70	1.91	9,765,098	2.15	-	0.80	8.38	9.26
2019	5,111,839	1.57	1.74	8,532,446	2.55	-	0.80	8.70	9.58
Franklin Income VIP Fund
2023	1,344,351	2.32	2.68	3,308,816	5.03	-	0.80	7.91	8.94
2022	1,535,773	2.15	2.46	3,475,310	4.79	-	0.80	(6.52)	(5.75)
2021	1,661,897	2.30	2.61	3,978,978	4.71	-	0.80	15.82	16.75
2020	1,835,766	1.98	2.23	3,777,174	5.83	-	0.80	(0.11)	0.69
2019	2,090,006	1.99	2.22	4,277,298	5.38	-	0.80	15.13	16.06

42

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Franklin Mutual Shares VIP Fund
2023	3,005,857	3.91	3.71	12,208,062	1.87	-	0.80	12.68	13.46
2022	3,285,069	3.47	3.27	11,799,510	1.84	-	0.80	(8.20)	(7.37)
2021	3,526,458	3.78	3.53	13,727,383	2.87	-	0.80	18.21	19.17
2020	3,779,770	3.20	2.96	12,376,831	2.80	-	0.80	(5.80)	(5.04)
2019	4,054,274	3.40	3.12	14,013,957	1.83	-	0.80	21.59	22.57
Goldman Sachs VIT Government Money Market
2023	639,485	1.05	1.05	672,139	4.95	0.45	0.60	5.00	3.96
2022	642,284	1.00	1.01	645,618	1.56	0.45	0.60	1.01	2.02
2021	647,453	0.99	0.99	639,835	0.01	0.45	0.60	(0.59)	(0.44)
2020‡	912,898	1.00	1.00	911,784	0.29	0.45	0.60	(0.11)	(0.25)
Guggenheim VT Long Short Equity Fund
2023	54,887	2.26	2.66	130,934	0.26	-	0.80	11.88	12.71
2022	57,199	2.02	2.36	121,235	0.49	-	0.80	(15.13)	(14.49)
2021	66,522	2.38	2.76	165,192	0.67	-	0.80	22.81	23.80
2020	70,377	1.94	2.23	141,605	0.86	-	0.80	4.09	4.93
2019	70,924	1.86	2.13	136,392	0.57	-	0.80	4.69	5.54
Invesco V.I. American Franchise Fund
2023	2,217,077	3.80	4.17	8,938,925	-	-	0.80	39.71	40.88
2022	2,437,506	2.72	2.96	6,992,269	-	-	0.80	(31.66)	(31.16)
2021	2,518,826	3.98	4.30	10,510,611	-	-	0.80	11.03	11.93
2020	2,582,509	3.58	3.84	9,601,927	0.07	-	0.80	41.22	42.35
2019	2,731,034	2.54	2.70	7,128,560	-	-	0.80	35.66	36.76
Invesco V.I. Capital Appreciation Fund
2023	271,820	3.66	4.22	1,053,196	-	-	0.80	34.07	34.82
2022	319,708	2.73	3.13	920,834	-	-	0.80	(31.58)	(30.91)
2021	341,603	3.99	4.53	1,427,864	-	-	0.80	21.30	22.28
2020	339,354	3.29	3.70	1,163,970	-	-	0.80	35.15	36.24
2019	475,183	2.43	2.72	1,216,876	-	-	0.80	34.76	35.85

43

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Invesco V.I. Core Equity Fund
2023	378,218	3.14	3.63	1,275,632	0.72	-	0.80	22.18	23.47
2022	435,291	2.57	2.94	1,198,530	0.92	-	0.80	(21.17)	(20.54)
2021	455,844	3.26	3.70	1,582,463	0.67	-	0.80	26.72	27.74
2020	474,972	2.57	2.90	1,294,613	1.35	-	0.80	12.94	13.85
2019	504,106	2.28	2.54	1,203,766	0.91	-	0.80	27.93	28.96
Invesco V.I. Equity and Income Fund
2023	754,932	2.75	3.17	2,197,522	1.69	-	0.80	9.56	10.45
2022	855,130	2.51	2.87	2,267,782	1.42	-	0.80	(8.73)	(7.72)
2021	940,723	2.75	3.11	2,716,037	1.63	-	0.80	17.40	18.35
2020	989,261	2.34	2.63	2,426,437	2.23	-	0.80	8.77	9.65
2019	1,165,182	2.15	2.40	2,603,734	2.32	-	0.80	19.05	20.01
Invesco V.I. Global Fund
2023	700,343	2.94	3.38	2,167,868	-	-	0.80	33.64	34.13
2022	831,331	2.20	2.52	1,921,127	-	-	0.80	(32.52)	(31.89)
2021	882,777	3.26	3.70	3,023,404	-	-	0.80	14.25	15.17
2020	845,012	2.85	3.21	2,521,345	0.43	-	0.80	26.32	27.34
2019	983,811	2.26	2.52	2,311,209	0.64	-	0.80	30.40	31.45
Invesco V.I. Main Street Mid Cap Fund®
2023	594,967	3.12	3.64	1,973,385	0.29	-	0.80	13.45	14.47
2022	630,069	2.75	3.18	1,833,610	0.35	-	0.80	(14.86)	(14.29)
2021	679,865	3.23	3.71	2,315,951	0.45	-	0.80	22.26	23.24
2020	703,940	2.64	3.01	1,952,493	0.69	-	0.80	8.37	9.25
2019	853,059	2.44	2.75	2,152,117	0.50	-	0.80	24.28	25.28
Invesco V.I. Main Street Small Cap Fund®
2023	1,201,978	3.33	4.30	4,260,147	0.94	-	0.80	16.84	17.81
2022	1,324,878	2.85	3.65	3,963,902	0.26	-	0.80	(16.91)	(16.09)
2021	1,398,068	3.43	4.35	4,933,620	0.18	-	0.80	21.28	22.26
2020	1,476,001	2.82	3.56	4,280,422	0.38	-	0.80	18.68	19.64
2019	1,500,689	2.38	2.97	3,652,765	-	-	0.80	25.12	26.13

44

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Lazard Retirement US Small Cap Equity Select Portfolio (b)
2023	237,766	3.19	3.70	801,162	-	-	0.80	9.25	9.79
2022	235,918	2.92	3.37	725,187	-	-	0.80	(16.33)	(15.54)
2021	257,017	3.49	3.99	939,675	0.05	-	0.80	18.91	19.87
2020	267,985	2.93	3.32	820,742	0.20	-	0.80	5.91	6.76
2019	288,203	2.77	3.11	824,271	-	-	0.80	28.89	29.93
Lord Abbett Series Fund Bond Debenture Portfolio
2023	1,030,867	2.29	2.67	2,507,186	5.19	-	0.80	5.53	6.80
2022	1,087,569	2.17	2.50	2,497,440	4.27	-	0.80	(13.55)	(12.89)
2021	1,251,958	2.51	2.87	3,308,356	3.08	-	0.80	2.45	3.28
2020	1,219,486	2.45	2.78	3,134,688	3.85	-	0.80	6.45	7.30
2019	1,315,609	2.30	2.59	3,154,330	3.81	-	0.80	12.45	13.35
Lord Abbett Series Fund Growth and Income Portfolio
2023	4,480,546	2.98	3.46	14,206,286	0.95	-	0.80	12.45	13.07
2022	4,799,283	2.65	3.06	13,500,260	1.32	-	0.80	(10.17)	(9.47)
2021	5,141,154	2.95	3.38	15,921,052	1.04	-	0.80	27.99	29.02
2020	5,505,856	2.31	2.62	13,204,748	1.73	-	0.80	1.88	2.70
2019	5,857,655	2.26	2.55	13,735,734	1.65	-	0.80	21.51	22.49
Lord Abbett Series Fund Mid Cap Stock Portfolio
2023	1,476,055	2.75	3.20	4,291,816	0.47	-	0.80	14.58	15.52
2022	1,633,944	2.40	2.77	4,123,226	0.79	-	0.80	(12.09)	(11.22)
2021	1,733,027	2.73	3.12	4,952,518	0.58	-	0.80	27.67	28.70
2020	1,788,270	2.14	2.42	3,991,216	1.09	-	0.80	1.68	2.50
2019	2,157,760	2.10	2.37	4,697,393	0.89	-	0.80	21.66	22.64

(b) Name change. See Note 2.

45

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2023	1,439,603	2.39	2.66	3,668,772	1.71	-	0.80	16.02	17.18
2022	1,342,847	2.06	2.27	2,934,648	1.57	-	0.80	(13.81)	(13.36)
2021	1,370,676	2.39	2.62	3,436,114	1.11	-	0.80	17.39	18.33
2020	1,412,559	2.04	2.21	2,970,737	1.75	-	0.80	9.08	9.96
2019	1,631,806	1.87	2.01	3,134,876	1.57	-	0.80	21.19	22.17
Morningstar Balanced ETF Asset Allocation Portfolio
2023	4,749,892	1.85	2.05	9,273,320	1.88	-	0.80	12.12	12.64
2022	6,088,272	1.65	1.82	10,597,611	1.73	-	0.80	(13.61)	(12.92)
2021	5,664,204	1.91	2.09	11,320,314	1.47	-	0.80	9.90	10.79
2020	5,060,699	1.74	1.89	9,123,754	2.05	-	0.80	8.25	9.12
2019	5,500,926	1.60	1.73	9,111,732	2.02	-	0.80	15.33	16.26
Morningstar Growth ETF Asset Allocation Portfolio
2023	3,246,830	2.17	2.41	7,458,403	1.87	-	0.80	14.21	15.31
2022	3,317,128	1.90	2.09	6,587,657	1.64	-	0.80	(13.64)	(13.28)
2021	3,838,781	2.20	2.41	8,759,131	1.23	-	0.80	13.97	14.88
2020	3,970,602	1.93	2.10	7,892,357	2.07	-	0.80	9.12	10.01
2019	4,203,144	1.77	1.91	7,646,779	1.76	-	0.80	18.81	19.77
Morningstar Income and Growth ETF Asset Allocation Portfolio
2023	1,009,461	1.53	1.70	1,618,933	2.21	-	0.80	10.07	10.39
2022	989,057	1.39	1.54	1,439,331	1.74	-	0.80	(13.66)	(12.50)
2021	1,226,363	1.61	1.76	2,033,550	1.49	-	0.80	5.62	6.47
2020	1,142,315	1.52	1.65	1,795,433	2.05	-	0.80	7.56	8.43
2019	1,359,016	1.41	1.52	1,972,469	2.04	-	0.80	12.00	12.90
Neuberger Berman AMT Mid Cap Growth Portfolio
2023	502,216	1.93	2.06	997,072	-	-	0.80	16.97	17.71
2022	538,883	1.65	1.75	908,211	-	-	0.80	(29.49)	(28.86)
2021	579,936	2.34	2.46	1,380,470	-	-	0.80	11.82	12.72
2020	537,957	2.09	2.18	1,141,290	-	-	0.80	38.59	39.71
2019	483,226	1.51	1.56	737,506	-	-	0.80	31.42	32.48

46

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

PIMCO CommodityReal Return® Strategy Portfolio
2023	2,759,186	0.77	0.88	2,240,710	15.49	-	0.80	(8.33)	(8.33)
2022	2,634,042	0.84	0.96	2,297,122	20.85	-	0.80	7.69	9.09
2021	2,935,379	0.78	0.88	2,340,515	4.11	-	0.80	32.05	33.11
2020	3,102,324	0.59	0.66	1,868,211	6.13	-	0.80	0.42	1.23
2019	2,981,382	0.59	0.66	1,787,778	4.35	-	0.80	10.46	11.35
PIMCO Real Return Portfolio
2023	806,292	1.58	1.82	1,354,920	2.91	-	0.80	2.60	3.41
2022	877,053	1.54	1.76	1,427,200	6.92	-	0.80	(12.50)	(12.00)
2021	947,308	1.76	2.00	1,756,823	4.85	-	0.80	4.64	5.48
2020	918,411	1.69	1.70	1,623,245	1.33	-	0.80	10.71	11.60
2019	884,560	1.52	1.70	1,402,080	1.56	-	0.80	7.46	8.33
PIMCO Total Return Portfolio
2023	2,630,889	1.65	1.90	4,589,973	3.48	-	0.80	5.10	6.15
2022	2,924,525	1.57	1.79	4,836,407	2.51	-	0.80	(15.14)	(14.35)
2021	3,018,360	1.85	2.09	5,849,475	1.73	-	0.80	(2.15)	(1.36)
2020	2,979,162	1.89	2.12	5,877,677	2.03	-	0.80	7.67	8.54
2019	3,526,463	1.75	1.96	6,447,296	2.91	-	0.80	7.38	8.25
Rydex VT Inverse Government Long Bond Strategy Fund
2023	82,436	0.31	0.36	27,138	-	-	0.80	3.33	2.86
2022	84,770	0.30	0.35	26,842	-	-	0.80	50.00	45.83
2021	83,354	0.20	0.24	18,131	-	-	0.80	0.16	0.97
2020	79,515	0.20	0.24	17,211	0.29	-	0.80	(21.72)	(21.09)
2019	74,353	0.26	0.30	20,528	-	-	0.80	(13.98)	(13.29)
Rydex VT Nova Fund
2023	41,126	7.46	8.00	314,461	-	0.25	0.80	33.93	34.68
2022	35,602	5.57	5.94	201,140	0.42	0.25	0.80	(30.81)	(30.44)
2021	36,572	8.05	8.54	298,360	0.35	0.25	0.80	41.05	41.83
2020	37,217	5.70	6.02	215,045	0.86	0.25	0.80	19.07	19.73
2019	43,008	4.79	5.03	209,347	1.11	0.25	0.80	43.88	44.68

47

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

SA AB Growth Portfolio
2023	1,764,268	1.99	2.01	3,540,000	-	0.45	0.60	34.46	34.90
2022	1,776,460	1.48	1.49	2,651,937	-	0.45	0.60	(29.19)	(29.05)
2021	1,797,524	2.09	2.10	3,795,738	-	0.45	0.60	28.03	28.22
2020	1,948,757	1.63	1.64	3,192,773	-	0.45	0.60	34.80	35.01
2019	2,265,251	1.21	1.21	2,749,212	0.00	0.45	0.60	34.07	34.27
SAST Capital Appreciation Portfolio
2023	8,071	664.72	637.37	5,152,149	-	0.45	0.60	38.86	39.07
2022	8,127	478.70	458.31	3,730,695	-	0.45	0.60	(36.72)	(36.62)
2021	8,436	756.49	723.17	6,089,808	-	0.45	0.60	4.99	5.15
2020	8,641	720.50	687.73	5,952,012	-	0.45	0.60	63.55	63.79
2019	9,720	440.55	419.88	4,087,224	-	0.45	0.60	30.38	30.58
SAST Government & Quality Bond Portfolio
2023	3,519	63.31	63.31	222,805	2.27	0.45	0.45	4.59	4.59
2022	3,437	60.53	60.53	208,056	1.31	0.45	0.45	(13.80)	(13.80)
2021	3,386	70.22	70.22	238,190	1.65	0.45	0.45	(2.30)	(2.30)
2020‡	3,407	71.87	71.87	244,827	2.51	0.45	0.45	6.63	6.63
2019	3,633	67.40	67.40	244,856	2.51	0.45	0.45	6.84	6.84
SAST Strategic Multi-Asset Income Portfolio
2023	8,101	113.98	111.15	901,720	1.54	0.45	0.60	14.44	14.61
2022	8,211	99.60	96.98	797,567	0.87	0.45	0.60	(17.50)	(17.37)
2021	8,329	120.72	117.37	981,774	0.28	0.45	0.60	7.01	7.17
2020‡	11,435	112.81	109.51	1,253,863	1.09	0.45	0.60	17.41	17.59
2019	11,660	96.08	93.13	1,087,381	0.08	0.45	0.60	18.37	18.54
Templeton Developing Markets VIP Fund
2023	838,534	3.78	4.26	3,327,125	2.07	-	0.80	11.83	12.40
2022	886,480	3.38	3.79	3,137,828	2.63	-	0.80	(22.65)	(21.86)
2021	912,416	4.37	4.85	4,158,910	0.87	-	0.80	(6.49)	(5.74)
2020	893,906	4.68	5.15	4,342,348	4.24	-	0.80	16.25	17.18
2019	1,046,580	4.02	4.39	4,353,367	0.99	-	0.80	25.68	26.70

48

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Templeton Foreign VIP Fund
2023	3,018,192	2.22	2.28	6,866,342	3.21	-	0.80	20.00	21.28
2022	3,199,871	1.72	1.88	6,053,325	3.07	-	0.80	(8.51)	(7.84)
2021	3,432,803	1.88	2.04	7,047,913	1.88	-	0.80	3.33	4.16
2020	3,548,456	1.82	1.96	7,016,888	3.43	-	0.80	(1.95)	(1.16)
2019	3,899,789	1.86	1.98	7,813,363	1.73	-	0.80	11.63	12.53
Templeton Growth VIP Fund
2023	1,884,786	3.10	2.77	6,091,453	3.34	-	0.80	20.16	20.96
2022	2,110,427	2.58	2.29	5,626,174	0.16	-	0.80	(12.24)	(11.58)
2021	2,223,577	2.94	2.59	6,712,164	1.10	-	0.80	4.03	4.87
2020	2,348,719	2.82	2.47	6,777,989	3.04	-	0.80	4.95	5.80
2019	2,576,479	2.69	2.33	7,054,489	2.76	-	0.80	14.23	15.15
TVST Touchstone Balanced Fund
2023	703,315	2.71	2.91	2,012,550	1.49	0.25	0.80	17.83	18.29
2022	593,000	2.30	2.46	1,431,706	0.48	0.25	0.80	(16.67)	(16.04)
2021	626,561	2.76	2.93	1,808,519	0.22	0.25	0.80	16.14	16.78
2020	768,616	2.38	2.51	1,904,612	1.45	0.25	0.80	18.21	18.86
2019	734,331	2.01	2.11	1,534,248	1.79	0.25	0.80	21.82	22.50
TVST Touchstone Bond Fund
2023	977,495	1.45	1.65	1,504,657	4.74	-	0.80	5.07	5.77
2022	1,048,322	1.38	1.56	1,497,742	2.04	-	0.80	(14.29)	(13.81)
2021	1,059,993	1.61	1.81	1,755,303	2.62	-	0.80	(2.00)	(1.21)
2020	902,843	1.65	1.83	1,519,068	1.73	-	0.80	8.84	9.71
2019	918,751	1.51	1.67	1,417,769	1.31	-	0.80	9.58	10.46
TVST Touchstone Common Stock Fund
2023	1,857,242	4.02	4.84	7,971,438	0.43	-	0.80	25.63	26.70
2022	2,054,774	3.20	3.82	6,835,572	0.40	-	0.80	(18.37)	(17.67)
2021	2,213,096	3.92	4.64	8,937,610	0.54	-	0.80	26.83	27.85
2020	2,382,956	3.09	3.63	7,565,211	0.63	-	0.80	22.69	23.68
2019	2,530,690	2.52	2.93	6,529,905	0.56	-	0.80	27.55	28.58

49

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

TVST Touchstone Small Company Fund
2023	801,432	3.61	4.52	3,067,832	0.23	-	0.80	15.71	16.49
2022	854,870	3.12	3.88	2,795,190	0.03	-	0.80	(15.22)	(14.35)
2021	960,670	3.68	4.53	3,683,727	0.07	-	0.80	23.18	24.18
2020	1,058,183	2.99	3.65	3,279,706	0.16	-	0.80	17.75	18.70
2019	1,134,910	2.54	3.08	2,977,382	0.02	-	0.80	20.43	21.40
Virtus Duff & Phelps Real Estate Securities Series
2023	1,469,279	11.91	8.97	17,746,638	2.16	-	0.80	10.07	11.01
2022	1,526,412	10.82	8.08	16,669,597	0.96	-	0.80	(26.64)	(26.08)
2021	1,608,119	14.75	10.93	23,784,980	0.71	-	0.80	45.24	46.41
2020	1,728,980	10.16	7.46	17,524,387	1.15	-	0.80	(2.34)	(1.55)
2019	1,884,183	10.40	7.58	19,509,029	1.66	-	0.80	26.40	27.42
Virtus KAR Capital Growth Series
2023	9,309,565	14.08	3.99	133,181,551	-	-	0.80	33.59	34.80
2022	9,985,058	10.54	2.96	106,523,794	-	-	0.80	(36.62)	(36.07)
2021	10,738,498	16.63	4.63	179,958,096	-	-	0.80	11.24	12.14
2020	11,700,297	14.95	4.13	174,302,032	-	-	0.80	49.02	50.23
2019	12,839,953	10.03	2.75	128,214,291	-	-	0.80	38.75	39.87
Virtus KAR Enhanced Core Equity Series
2023	11,381,851	3.82	4.10	45,360,854	3.02	-	0.80	0.79	1.49
2022	12,170,059	3.62	4.04	47,953,931	2.51	-	0.80	(2.95)	(2.42)
2021	12,879,833	3.73	4.14	52,131,900	2.21	-	0.80	16.45	17.39
2020	14,172,436	3.21	3.52	48,963,776	1.71	-	0.80	13.99	14.91
2019	15,545,693	2.81	3.07	46,818,160	1.20	-	0.80	27.65	28.67
Virtus KAR Small-Cap Growth Series
2023	3,769,753	10.92	12.97	43,586,464	-	-	0.80	18.70	19.76
2022	4,009,389	9.20	10.83	38,882,232	-	-	0.80	(30.88)	(30.35)
2021	4,413,475	13.31	15.55	61,632,829	-	-	0.80	4.14	4.98
2020	4,895,457	12.78	14.81	65,361,062	-	-	0.80	43.49	44.64
2019	5,306,317	8.91	10.24	49,114,198	-	-	0.80	36.21	37.31

50

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Virtus KAR Small-Cap Value Series
2023	4,069,910	6.01	6.74	27,282,777	0.54	-	0.80	18.07	19.08
2022	4,320,750	5.09	5.66	24,382,111	0.20	-	0.80	(24.82)	(24.23)
2021	4,505,790	6.77	7.47	33,581,346	0.11	-	0.80	18.76	19.72
2020	4,966,527	5.70	6.24	30,944,114	1.09	-	0.80	28.61	29.65
2019	5,492,207	4.43	4.81	26,493,221	0.95	-	0.80	23.64	24.63
Virtus Newfleet Multi-Sector Intermediate Bond Series
2023	3,066,199	6.87	3.46	21,209,452	4.67	-	0.80	7.85	8.81
2022	3,247,851	6.37	3.18	20,708,036	3.28	-	0.80	(10.28)	(9.66)
2021	3,579,221	7.10	3.52	24,726,331	2.76	-	0.80	0.26	1.07
2020	3,804,617	7.08	3.48	26,021,535	3.28	-	0.80	5.68	6.53
2019	4,088,138	6.70	3.27	26,373,534	3.62	-	0.80	9.59	10.47
Virtus SGA International Growth Series
2023	6,167,974	5.31	2.67	33,307,639	0.10	-	0.80	17.22	18.14
2022	6,552,057	4.53	2.26	29,938,481	-	-	0.80	(19.40)	(18.71)
2021	6,735,712	5.62	2.78	37,765,061	-	-	0.80	7.45	8.32
2020	7,041,485	5.23	2.57	36,568,341	-	-	0.80	22.65	23.64
2019	7,424,586	4.26	2.08	31,173,672	0.83	-	0.80	17.59	18.54
Virtus Strategic Allocation Series
2023	2,904,584	10.92	3.60	31,758,921	1.13	-	0.80	21.20	22.45
2022	3,089,509	9.01	2.94	27,837,157	0.25	-	0.80	(31.12)	(30.50)
2021	3,323,998	13.08	4.24	43,398,348	0.39	-	0.80	6.71	7.57
2020	3,498,490	12.26	3.94	42,771,467	0.69	-	0.80	32.89	33.96
2019	3,694,048	9.22	2.94	33,927,883	1.23	-	0.80	25.04	26.05
Wanger Acorn
2023	4,528,929	8.82	6.92	40,752,560	-	-	0.80	20.82	21.62
2022	3,961,691	7.30	5.69	30,061,024	-	-	0.80	(34.00)	(33.45)
2021	4,264,162	11.06	8.55	48,775,993	0.74	-	0.80	8.03	8.90
2020	4,691,409	10.24	7.85	49,490,516	-	-	0.80	23.23	24.23
2019	5,192,800	8.30	6.32	44,286,916	0.26	-	0.80	30.05	31.10

51

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Wanger International
2023	2,688,104	7.20	5.05	19,868,342	0.32	-	0.80	15.94	16.90
2022	2,851,392	6.21	4.32	18,072,758	0.90	-	0.80	(34.36)	(33.84)
2021	2,941,464	9.46	6.53	28,242,916	0.55	-	0.80	17.86	18.81
2020	3,157,445	8.02	5.50	25,603,866	2.01	-	0.80	13.45	14.36
2019	3,403,766	7.07	4.81	24,269,660	0.82	-	0.80	28.95	29.99
Wanger Select (a)
2023	-	6.45	5.33	-	-	-	0.80	9.14	9.45
2022	1,171,696	5.91	4.87	6,377,761	-	-	0.80	(35.41)	(34.81)
2021	1,213,159	9.15	7.47	10,170,719	-	-	0.80	4.98	5.83
2020	1,375,119	6.92	7.06	10,845,229	0.76	-	0.80	25.64	26.65
2019	1,474,117	5.51	5.57	9,236,716	0.07	-	0.80	28.27	29.30

(a) Merger. See Note 2.

(‡) For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.

(1) The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

52

Nassau Life Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

53

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of Nassau Life Variable Universal Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise Nassau Life Variable Universal Life Account (the Separate Account) as of December 31, 2023, the related statements of operations and changes in net assets for each of the years in the two-year period then ended (or the period indicated in the Appendix), and the related notes including the financial highlights in Note 7 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of their operations and the changes in their net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.

Hartford, Connecticut

April 17, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the

KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

54

Appendix (2)

Alger Capital Appreciation Portfolio

AMT Sustainable Equity Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Government Money Fund II

Federated Hermes High Income Bond Fund II

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Investment Grade Bond Portfolio

Franklin Income VIP Fund

Franklin Mutual Shares VIP Fund

Goldman Sachs VIT Government Money Market

Guggenheim VT Long Short Equity Fund

Invesco V.I. American Franchise Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Fund

Invesco V.I. Main Street Mid Cap Fund®

Invesco V.I. Main Street Small Cap Fund®

Lazard Retirement US Small Cap Equity Select Portfolio (1)

Lord Abbett Series Fund Bond Debenture Portfolio Lord

Abbett Series Fund Growth and Income Portfolio Lord

Abbett Series Fund Mid Cap Stock Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO CommodityReal Return® Strategy Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Rydex VT Inverse Government Long Bond Strategy Fund

Rydex VT Nova Fund

SA AB Growth Portfolio

SAST Capital Appreciation Portfolio

SAST Government & Quality Bond Portfolio

SAST Strategic Multi-Asset Income Portfolio

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Growth VIP Fund

TVST Touchstone Balanced Fund

TVST Touchstone Bond Fund

TVST Touchstone Common Stock Fund

55

TVST Touchstone Small Company Fund

Virtus Duff & Phelps Real Estate Securities Series

Virtus KAR Capital Growth Series

Virtus KAR Enhanced Core Equity Series

Virtus KAR Small-Cap Growth Series

Virtus KAR Small-Cap Value Series

Virtus Newfleet Multi-Sector Intermediate Bond Series

Virtus SGA International Growth Series

Virtus Strategic Allocation Series

Wanger Acorn

Wanger International

Wanger Select (statements of operations and changes in net assets for the period January 1, 2023 to April 21, 2023, merger date, and the year ended December 31, 2022)

(1) See Note 2 to the financial statements for the former name of the subaccount.

(2) Unless noted otherwise, statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 2023.

56

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4262 © 2023 The Nassau Companies of New York	12-23

Part C

Other Information

Item 30.	Exhibits

(a)	Board of Directors Resolution

Resolution of the Board of Directors of Phoenix Life Insurance Company establishing the Phoenix Mutual Variable Universal Life Account is incorporated by reference to Post-Effective Amendment No. 14 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 1998.

(b)	Custodian Agreements

Not applicable.

(c)	Underwriting Contracts

(1)

Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000, is incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 033-06793), filed via EDGAR on April 30, 2004.

(2)

Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of policies is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.

(3)

Principal Underwriting and Distribution Agreement between Phoenix Life Insurance Company (Phoenix) and Phoenix Equity Planning Corporation (“PEPCO”), dated February 5, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(4)

Amended and Restated Principal Underwriting and Distribution Agreement between Phoenix Life Insurance Company (“Phoenix”) and 1851 Securities, Inc. (“1851”), dated January 1, 2012, is incorporated by reference to Registrant’s Post- Effective Amendment No. 39 on Form N-6 (File No. 033-23251), filed via EDGAR on April 26, 2012.

(d)	Contracts

Depositor Form Number	Contract or Rider

2667	Flex Edge – Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

UR72	LifePlan Options Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.

V601	Joint Edge® – Flexible Premium Joint Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

V603	Flex Edge Success® – Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

V603 (PIE)	Individual Edge® – Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form S-6 (File No. 033-23251), filed via EDGAR on July 27, 1999.

1

Depositor Form Number	Contract or Rider

VR01	Amendment Permitting Face Amount Increases is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR02	Death Benefit Protection Rider, is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR03	Survivor Insurance Purchase Option Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR04	Variable Joint Life Policy Exchange Option Rider is incorporated by reference to Registrant’s Post- Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR05	Disability Benefit to Age 65 Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR06	Term Insurance Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR08	Whole Life Exchange Option Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR11	Cash Value Accumulation Test Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

XVR130	Temporary Money Market Allocation Amendment is incorporated by reference to Registrant’s Post- Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR147	Accidental Death Benefit Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR148	Disability Payment of Specified Annual Premium Amount Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR149	Death Benefit Options – Policy Amendment is incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR150	Purchase Protector Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR162	Living Benefit Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR23	Death Benefit Option – Policy Amendment is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

2

Depositor Form Number	Contract or Rider

VR24	Death Benefit Protection Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 12 on Form S-6 (File No. 033-23251), filed via EDGAR on February 13, 1996.

VR27	Family Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.

VR28	Business Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.

VR29	Child Term Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.

VR33	Individual Term Rider. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2020.

VR39	Age 100+ Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-6 (File No. 033-23251), filed via EDGAR on April 25, 2005.

(e)	Applications

Version A:

(1)	Form of application for Flex Edge is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form S-6 (File No. 033-23251), filed via EDGAR on April 26, 1996.

Version B:

(1)	Form of application for Joint Edge ® is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form S-6 (File No. 033-23251), filed via EDGAR on April 26, 1996.

(2)	Form of application for Flex Edge Success® is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form S-6 (File No. 033-23251), filed via EDGAR on April 26, 1996.

Version C:

(1)	Form of application for Individual Edge® is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form S-6 (File No. 033-23251), filed via EDGAR on July 27, 1999.

(f)	Depositor’s Certificate of Incorporation and Bylaws

(1)

Amended and Restated Charter of Nassau Life Insurance Company, dated October 9, 2018. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2021.

(2)

Amended and Restated By-Laws of Nassau Life Insurance Company, effective February 2, 2018. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2021.

(g)	Reinsurance Contracts

(1)

Amendment No. 6 to the AUTOMATIC COINSURANCE AGREEMENT 3027 effective March 3, 2000 between PHOENIX LIFE INSURANCE COMPANY, PHL VARIABLE INSURANCE COMPANY, and XL Life, Ltd. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2021.

(2)

AMENDMENT to the POOL REINSURANCE AGREEMENT NO. 3118 Effective July 1, 2006 between PHOENIX LIFE INSURANCE COMPANY, and PHOENIX LIFE AND ANNUITY COMPANY, and PHL VARIABLE INSURANCE COMPANY and RGA REINSURANCE COMPANY. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2021.

(3)

NOVATION AGREEMENT made as of December 31, 2002 among Annuity and Life Reassurance, Ltd (“ALRe”), XL Life Ltd (“XL”), and Phoenix Life Insurance Company (“Ceding Company”). Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2021.

(4)

AMENDMENT No.  3 to the POOL REINSURANCE AGREEMENT NO. 3008 EFFECTIVE JANUARY  1, 2000 between PHOENIX LIFE INSURANCE COMPANY and PHL VARIABLE INSURANCE COMPANY and PHOENIX LIFE AND ANNUITY COMPANY and RGA REINSURANCE COMPANY. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2021.

(5)

AMENDMENT No.  8 to the AUTOMATIC REINSURANCE AGREEMENT No. 2846 EFFECTIVE October  1, 1998 between PHOENIX LIFE INSURANCE COMPANY of and PHL VARIABLE LIFE INSURANCE COMPANY and PHOENIX LIFE AND ANNUITY COMPANY and ANNUITY AND LIFE REASSURANCE LTD. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2021.

3

(h)	Participation Agreements

(1) (a)

Participation Agreement dated May 1, 2000 between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)

Amendment dated May 1, 2000 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(c)

Amendment dated May 3, 2004 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. dated May 1, 2000 is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

(d)

Amendment No. 3 to Participation Agreement as of May 1, 2006, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. Phoenix Life Insurance Company and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(e)

Amendment No. 4 to Participation Agreement as of May 1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on December 21, 2007.

(f)

Amendment No. 5 to Participation Agreement as of March 1, 2008 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, Phoenix Life and Annuity Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(g)

Amendment No. 6 to Participation Agreement as of September 20, 2010 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company (“PHLVIC”), Phoenix Life Insurance Company (“PLIC”), Phoenix Life and Annuity Company (“PLAC”), and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(2) (a)

Amended and Restated Fund Participation Agreement dated May 6, 2008 among Phoenix Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management LLP and Columbia Management Distributors, Inc. is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149636), filed via EDGAR on July 11, 2008.

(b)

Consent to Assignment of Participation Agreement dated March 29, 2010 between Columbia Management Distributors, Inc. (“CMDI”) and Phoenix Life Insurance Company to RiverSource Fund Distributors, Inc. (“RSFD”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(3) (a)

Fund Participation Agreement dated July 15, 1999 among Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

4

(b)

Amendment to Fund Participation Agreement dated December 22, 2009 among Federated Securities Corp., Federated Insurance Series, and Phoenix Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(c)

First Addendum to Fund Participation Agreement dated January 19, 2010 by and between Phoenix Life Insurance Company (“Insurer”) and Federated Securities Corp. (“FSC”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(4) (a)

Fund Participation Agreement dated July 19, 1999 among Phoenix Home Life Mutual Insurance Company, BT Insurance Funds Trust and Bankers Trust Company is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)

Amendment No. 1 dated April 27, 2001 to the Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds and Bankers Trust Company is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(c)

Amendment No. 2 dated October 29, 2001 to the Fund Participation Agreement among Phoenix Life Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(d)

Amendment No. 3 dated February 1, 2008 to the Fund Participation Agreement dated July 19, 1999 among Phoenix Life Insurance Company, DWS Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds and BT Insurance Funds Trust) and Deutsche Investment Management Americas Inc. (successor by merger to Deutsche Asset Management, Inc.) is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

(5)

Participation Agreement dated May 1, 2006 among The Universal Institutional Funds Inc., Morgan Stanley Distribution Inc., Morgan Stanley Investment Management Inc., and Phoenix Life Insurance Company, is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File Number 333-123035), filed via EDGAR on December 19, 2006.

(6)

Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(7) (a)

Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Phoenix Life Insurance Company, dated August 1, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(b)

First Amendment to Amended and Restated Participation Agreement by and among Phoenix Life Insurance Company (the “Company”), Fidelity Distributors Corporation (the “Underwriter”), and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products V, dated August 1, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(8) (a)

Participation Agreement dated March 29, 2001 among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

5

(b)

Amendment No.  1 effective April  30, 2010 to Participation Agreement dated as of March 29, 2001, by and among AIM Variable Insurance Funds (“AVIF”), AIM Distributors, Inc., Phoenix Home Life Mutual Insurance Company (“Phoenix”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(c)

Amendment No. 2 effective September 20, 2010 to Participation Agreement dated March 29, 2001 by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Distributors, Inc., Phoenix Home Life Mutual Insurance Company and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(9)

Participation Agreement dated May 30, 2003 among Phoenix Life Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 on Form N-6 (File No. 033-23251), filed via EDGAR on May 30, 2003.

(10)

Fund Participation Agreement dated April 25, 2005 among Phoenix Life Insurance Company, Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(11)

Participation Agreement dated April 14, 2005 among Phoenix Life Insurance Company, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor LLC is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(12)

Participation Agreement as of November 5, 2010 among Virtus Variable Insurance Trust, VP Distributors, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company and 1851 Securities, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(13) (a)

Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(b)

Novation of and Amendment No. 1, dated August 25, 2011, to Participation Agreement by and among Allianz Global Investors Distributors LLC (“AGID”), PIMCO Investments LLC (“PI”), PIMCO Variable Insurance Trust (the “Trust”) and Phoenix Life Insurance Company (the “Company”) is incorporated by reference to Registrant’s Post- Effective Amendment No. 39 on Form N-6 (File No. 033-23251), filed via EDGAR on April 26, 2012.

(14)

Fund Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(15)

Fund Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Management, Inc., is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(16)

Participation Agreement dated September 7, 2007 among Phoenix Life Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services Company is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(17) (a)

Participation Agreement dated February 1, 2008 among Phoenix Life Insurance Company, Phoenix Equity Planning Corporation, Summit Mutual Funds, Inc., and Ameritas Investment Corporation is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

6

(b)

Consent to Assignment of Participation Agreement effective February 1, 2008 among Summit Mutual Funds, Inc., Ameritas Investment Corp., Phoenix Life Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

(c)

Amendment as of September 20, 2010 to Participation Agreement dated February 1, 2008, by and among Summit Mutual Funds, Inc., Ameritas Investment Corp., Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation, as amended by a consent to assignment dated December 12, 2008 from Ameritas Investment corp. to Calvert Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(18)

Amended and Restated Participation Agreement of November 19, 2010 by and among Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHLVIC”), Phoenix Life and Annuity Company (“PLAC”), (together “Phoenix”), Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(19)

Fund Participation Agreement made as of the 8th day of April, 2021, by and between Calvert Variable Products, Inc. and Calvert Variable Series, Inc., Eaton Vance Distributors, Inc. and PHL Variable Insurance Company and Nassau Life and Annuity Company. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2020.

(i)	Administrative Contracts

a. (a)

Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between Phoenix Life Insurance Company and PFPC INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(b)

Amendment dated January  1, 2005 to Amended and Restated Administration and Accounting Services Agreement by and between Phoenix Life Insurance Company and PFPC INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(c)

Amendment dated January 1, 2008 to Amended and Restated Administration and Accounting Services Agreement by and between Phoenix Life Insurance Company (“PLIC”) and PNC Global Investment Servicing (U.S.) Inc. (“PNC”) is incorporated by reference to Registrant’s Post-Effective Amendment No. 39 on Form N-6 (File No. 033-23251), filed via EDGAR on April 26, 2012.

(j)	Other Material Contracts

(1)

Information Sharing Agreements pursuant to Rule 22c-2 for the following funds: AIM Variable Insurance Funds, The Alger American Fund, DWS Funds, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, The Rydex Trust, Wanger Advisors Trust; and The Universal Institutional Funds are incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2007.

(2)

Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2, between Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust is incorporated by reference to Post-Effective Amendment No. 6 on Form N-4 (File No. 333-123035), filed via EDGAR on September 28, 2007.

(3)

Information Sharing Agreement dated February 1, 2008 by and between PHL Variable Insurance Company, Phoenix Life and Annuity Company , Phoenix Life Insurance Company and Summit Mutual Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

7

(4)

Consent to Assignment of Rule 22c-2 Shareholder Information Agreement dated March 29, 2010 between Columbia Management Services, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(5)

Rule 22c-2 Shareholder Information Agreement as of November 5, 2010 by and among VP Distributors, Inc. (“Fund Agent”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (together “Insurance Company”), and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(6)

Distribution and Administrative Services Agreement as of November 5, 2010 among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, Inc. (“VPD”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(7)

Amendment to Distribution and Administrative Services Agreement by and among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, LLC (formerly known as VP Distributors, Inc.), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. dated January 1, 2013 is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 (File No. 333-123040), filed via EDGAR on June 5, 2015.

(8)

Investment Performance Calculation Agreement as of November 5, 2010 by and among The Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company, (collectively, “Phoenix”) and Virtus Partners, Inc. (“Virtus”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(9)	BNY Mellon Administrative Agreements.

(a)

Checking and Financial Recordkeeping Services Agreement between Phoenix Life Insurance Company and PFPC Inc., dated March 24, 2006. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2021.

(b)

Amendment No 1 to Checking and Financial Recordkeeping Services Agreement, dated August 1, 2009. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2021.

(c)

Letter dated January 11, 2011 re renewal of Checking and Financial Services Agreement. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2021.

(d)

Letter dated January 28, 2014 re renewal of Checking and Financial Services Agreement. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2021.

(e)

Amendment No 2. to Checking and Financial Services Agreement, dated May 3, 2016. Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-6 (File No. 033-23251), filed via EDGAR on April 30, 2021.

(k)	Legal Opinion

Opinion and Consent of Counsel. Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 on Form N-6 (File No. 033-23251, filed via EDGAR on April 29, 2022.

(l)	Actuarial Opinion

Not applicable.

(m)	Calculation

Not applicable.

(n)	Other Opinions

Consents of Independent Registered Public Accounting Firm – FILED HEREWITH

(o)	Omitted Financial Statements

Not applicable.

(p)	Initial Capital Agreements

Not applicable.

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(q)	Redeemability Exemption

SEC Rule 6e-3 (T) administrative procedures memo is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

(r)	Form of Initial Summary Prospectuses.

Not applicable.

(s)	Powers of Attorney

(1)

Powers of attorney for David Monroe, Thomas M. Buckingham, Leanne M. Bell, Kevin J. Gregson, Leland C. Launer., Thomas A. Williams. Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 to Registration Statement on Form N-6 (File No. 033-23251), filed via EDGAR on April 29, 2022.

(2)

Powers of attorney for Phillip J. Gass and Christine Janofsky. Incorporated by reference to Registration’s Post Effective Amendment No. 43 to Registration Statement on Form N-6 (File No. 033-23251), filed via EGAR on April 28, 2023.

(3)	Power of attorney for Gary France - FILED HEREWITH

Item 31.	Directors and Officers of the Depositor.

The principal business address of each individual listed below is One American Row, Hartford, Connecticut 06102-5056.

Name and Principal Business Address	Positions and Offices with Depositor
Phillip Gass	President, Chief Executive Officer and Director
Thomas Buckingham	Vice President, Chief Growth Officer and Director
Kostas Cheliotis	Vice President, General Counsel, Secretary and Director
David Czerniecki	Vice President, Chief Investment Officer
Thomas Williams	Director
Leanne Bell	Director
Kevin Gregson	Director
Leland Launer	Director
Christine Janofsky	Vice President, Chief Financial Officer and Treasurer
Jacqueline Bamman	Vice President and Chief People Officer
Justin Banulski	Vice President, Investment Accounting
Dana Battiston	Vice President and Actuary
Jan Buchsbaum	Vice President and Chief Product Officer
Olga Buland	Vice President
Sam S.F. Caligiuri	Vice President, Assistant Secretary and Chief Compliance Officer
Steve L. Carlton	Vice President
Michael Donovan	Vice President and Chief Actuary
Gary France	Vice President and Chief Accounting Officer
John Murphy	Vice President and Corporate Auditor
Vernon Young	Vice President and Group Chief Risk Officer
Susan Zophy	Vice President, Chief Service Officer
Paul Tyler	Chief Marketing Officer
Susan L. Guazzelli	Assistant Treasurer
Ping Shao	Deputy Chief Compliance Officer and Anti-Money Laundering Officer
Barry Stopler	Assistant Treasurer
Joel Cordoba	Assistant Treasurer
Jordan Price	Vice President and Chief Corporate Development Officer

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Item 32.	Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of Nassau, a stock life insurance company incorporated under the laws of the State of New York. Nassau is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group GP Ltd. (Cayman) [Contract]
Nassau Financial Group, L.P. (Cayman) [Contract]
Nassau Asset Management LLC (Delaware) [100%]
Nassau CorAmerica LLC (Delaware) [100%]
Nassau CorAmerica Loan Company LLC (Delaware) [100%]
Nassau CorAmerica Advisors LLC (Delaware) [100%]
NCA Realty Partners LLC (Delaware) [100%]
NCA Realty Partners GP I LLC (Delaware) [100%]
NCA Realty Fund I LP (Delaware) [Contract]
NCARP SGP LLC (Delaware) [100%]
Nassau NGC Holdings LLC (Delaware) [100%]
NGC Capital Management LLC (Delaware) [100%]
NGC Capital UGP LLC (Delaware) [100%]
Nassau Global Credit GP LP (Delaware) [100%]
NGC Loan Fund LP (Delaware) [Contract]
NGC Enhanced Loan Master Fund LP (Cayman) [Contract]
NGC Enhanced Loan Offshore Fund LP (Cayman) [Contract]
NGC Enhanced Loan Fund LP (Delaware) [Contract]
AIC Credit Opportunities Partners Fund II UGP, LLC (Delaware) [100%]
AIC Credit Opportunities Partners Fund II GP, L.P. (Delaware) [100%]
AIC Credit Opportunities Partners Master Fund II, LP (Cayman) [Contract]
AIC COP Investments LLC (Cayman) [Contract]
AIC COP Facility 2, LLC (Delaware) [Contract]
AIC Credit Opportunities Partners Fund II (Offshore), L.P. (Cayman) [Contract]
AIC Credit Opportunities Partners Fund II, L.P. (Delaware) [Contract]
AIC Credit Opportunities Partners Fund II-A, L.P. (Delaware) [Contract]
AIC Credit Opportunities Partners Mini-Master Fund II (Offshore), L.P. (Cayman) [Contract]
Nassau Global Credit LLC (Delaware) [100%]
NGC CLO Manager LLC (Delaware) [100%]
NGC Management LLC (Delaware) [100%]
Nassau Private Credit LLC (Delaware) [100%]
Nassau Private Credit GP LLC (Delaware) [100%]
Nassau Private Credit Onshore Fund LP (Delaware) [Contract]
Nassau Private Credit Master Fund LP (Cayman) [Contract]
Nassau Private Credit Offshore Fund LP (Cayman) [Contract]
NPC Tactical Opportunities Fund LP (Delaware) [Contract]
BSL Corporate Credit Opportunities 1 LP (Delaware) [Contract]
NPC SGP LLC (Delaware) [100%]
Nassau NGC Blocker (UK) Ltd. (Cayman) [100%]
NGC Management (UK) Ltd. (Great Britain) [100%]
Nassau Global Credit (UK) LLP (Delaware) [99%1]
NPC Diversified Income GP LLC (Delaware) [100%]
NPC Diversified Income Ratings Passthrough Feeder Fund LP (Delaware) [Contract]
NPC Diversified Income Fund LP (Delaware) [Contract]
NPC Diversified Income Master Fund LP (Cayman) [Contract]
NPC Diversified Income Offshore Fund LP (Cayman) [Contract]
Nassau Alternative Investments LLC (Delaware) [100%]
NAMCO Services LLC (Delaware) [100%]
Nassau Insurance Group Holdings GP, LLC (Delaware) [Contract]
Nassau Insurance Group Holdings, L.P. (Delaware) [Contract]
The Nassau Companies (Delaware) [100%]
Nassau Life and Annuity Company (Connecticut) [100%]
Nassau Life and Annuity Company ABS C-I LLC (Connecticut) [100%]
Nassau Life and Annuity Company ABS D-I LLC (Connecticut) [100%]
Lynbrook Re, Inc. (Vermont) [100%]
Nassau Life Insurance Company of Kansas (Kansas) [100%]
Nassau Distribution Holdings II LLC (Delaware) [100%]
NSRE Saybrus Holdings, LLC (Delaware) [100%]
Sunrise Re, Inc. (Vermont) [100%]
Nassau Re/Imagine LLC (Delaware) [100%]
Nassau Employee Co-Invest Fund II LLC (Delaware) [50.20%]
The Nassau Companies of New York (Delaware) [100%]
Nassau CLO SPV-I LLC (Delaware) [56%2]
Nassau CLO SPV-II LLC (Delaware) [54.34%3]
Nassau Life Insurance Company (New York) [100%]

[1]	NCC Management (UK) Ltd. owns 1%
[2]	Current and former employees of The Nassau Companies of New York and its affiliates own 40.25%.
[3]	Current and former employees of The Nassau Companies of New York and its affiliates own 42.88%.

10

Item 33.	Indemnification

Section 6.1 of the By-laws of Nassau provides as follows:

To the full extent permitted by the laws of the State of New York, Nassau shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

is or was a director, officer or employees of the company; or

serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between Nassau and 1851 Securities, Inc., Nassau will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, Nassau shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

11

Item 34.	Principal Underwriter.

1.	1851 Securities, Inc. (“1851 Securities”)

(a)

1851 Securities, Inc. is the principal underwriter for the policies supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; Nassau Life and Annuity Variable Universal Life Account; Delaware Life NY Variable Account A; Delaware Life NY Variable Account B; Delaware Life NY Variable Account C; Delaware Life NY Variable Account D; and KBL Variable Account A. These investment companies are separate accounts of Nassau or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	Directors and Executive Officers of 1851 Securities.

The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06102.

Name	Position
Stephen Anderson	President and Director
Thomas Buckingham	Chairperson and Director
Susan Guazzelli	Vice President, Treasurer and Director
Ping Shao	Chief Compliance Officer
Peter Hosner, Jr.	Chief Financial Officer and Director

1851 Securities received no compensation from the Registrant during the last fiscal year for sales of the contract.

(c)	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	1851 Securities	0	0	0	0

Item 35.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by NNY at One American Row, Hartford, Connecticut 06102-5056

Item 36.	Management Services.

All management contracts are discussed in Part A and Part B of this Registration Statement.

12

Item 37.	Fee Representation.

Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, Nassau Life Insurance Company represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Nassau Life Insurance Company.

13

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 30th day of April, 2024.

NASSAU LIFE VARIABLE UNIVERSAL LIFE ACCOUNT (Registrant)

By:	/s/ Phillip J. Gass
Phillip J. Gass President and Chief Executive Officer, Nassau Life Insurance Company

NASSAU LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Phillip J. Gass
Phillip J. Gass President and Chief Executive Officer, Nassau Life Insurance Company

As required by the Securities Act of 1993, the following persons in the capacities stated have signed this Post-effective Amendment to Registration Statement No. 033-23251 on April 30, 2024.

Signature	Title

/s/ Phillip J. Gass	President, Chief Executive Officer and Director
*Phillip J. Gass

/s/ Kostas Cheliotis	Vice President, General Counsel, Secretary and Director
Kostas Cheliotis

/s/ Thomas M. Buckingham	Vice President and Chief Growth Officer, and Director
*Thomas M. Buckingham

/s/ Christine Janofsky	Vice President, Chief Financial Officer & Treasurer
*Christine Janofsky

/s/ Gary France	Vice President and Chief Accounting Officer
*Gary France

/s/ Leanne M. Bell	Director
*Leanne M. Bell

/s/ Kevin J. Gregson	Director
*Kevin J. Gregson

/s/ Leland C. Launer	Director
*Leland C. Launer

/s/ Thomas A. Williams	Director
*Thomas A. Williams

By:	/s/ Kostas Cheliotis
Kostas Cheliotis

*	As Attorney-in-Fact pursuant to Powers of Attorney

Exhibit Index

Exhibit 30(n)	Consents of Independent Registered Public Accounting Firm

Exhibit 30(s)(3)	Power of attorney for Gary France